UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-07343

Exact name of registrant as specified in charter:	The Prudential Investment Portfolios, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2009

Date of reporting period:	9/30/2009

Item 1 – Reports to Stockholders

SEPTEMBER 30, 2009	ANNUAL REPORT

Dryden Asset Allocation Fund

(formerly known as the Dryden Active Allocation Fund)

FUND TYPE

Balanced/allocation

OBJECTIVE

Income and long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

November 16, 2009

Dear Shareholder:

We hope you find the annual report for the Dryden Asset Allocation Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: it limits your exposure to any particular asset class, plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds through its unit Prudential Fixed Income Management. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Asset Allocation Fund is income and long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.27%; Class B, 1.97%; Class C, 1.97%; Class L, 1.47%; Class M, 1.97%; Class R, 1.72%; Class X, 1.97%; Class Z, 0.97%. Net operating expenses apply to: Class A, 1.25%; Class B, 1.95%; Class C, 1.95%; Class L, 1.45%; Class M, 1.95%; Class R, 1.45%; Class X, 1.95%; Class Z, 0.95%, after contractual reduction of management fees and/or distribution fees (Class R only).

Cumulative Total Returns as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–1.79%	9.21%	27.23%	—
Class B	–2.49	5.17	18.35	—
Class C	–2.49	5.17	18.35	—
Class L	–2.05	N/A	N/A	–15.28% (3/26/07)
Class M	–2.49	N/A	N/A	–16.35 (3/26/07)
Class R	–2.24	N/A	N/A	1.14 (12/17/04)
Class X	–2.49	N/A	N/A	–16.35 (3/26/07)
Class Z	–1.47	10.65	30.95	—
Customized Blend Index[2]	1.11	17.77	36.83	**
Prior Customized Blend Index[3]	0.85	15.96	32.08	***
Barclays Capital U.S. Aggregate Bond Index[4]	10.56	28.39	84.15	****
S&P 500 Index[5]	–6.91	5.18	–1.53	*****
Lipper Average[6]	0.73	14.05	29.27	******

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Average Annual Total Returns[7] as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–7.19%	0.63%	1.86%	—
Class B	–7.26	0.85	1.70	—
Class C	–3.45	1.01	1.70	—
Class L	–7.68	N/A	N/A	–8.55% (3/26/07)
Class M	–8.22	N/A	N/A	–8.18 (3/26/07)
Class R	–2.24	N/A	N/A	0.24 (12/17/04)
Class X	–8.22	N/A	N/A	–8.18 (3/26/07)
Class Z	–1.47	2.04	2.73	—
Customized Blend Index[2]	1.11	3.33	3.19	**
Prior Customized Blend Index[3]	0.85	3.01	2.82	***
Barclays Capital U.S. Aggregate Bond Index[4]	10.56	5.13	6.30	****
S&P 500 Index[5]	–6.91	1.01	–0.15	*****
Lipper Average[6]	0.73	2.61	2.46	******

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class L, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 1%, 6%, and 6%, respectively. Class R and Class Z shares are not subject to a sales charge. Class L shares are closed to most new purchasers (with the exception of exchanges from the same class of shares offered by certain other JennisonDryden funds).

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception returns are provided for any share class with less than 10 calendar years of returns. The Since Inception returns for the Customized Blend Index, Prior Customized Blend Index, Barclays Capital U.S. Aggregate Bond Index, S&P 500 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

2The Customized Blend Index is made up of the S&P 500 Index (50%), the Barclays Capital U.S. Aggregate Bond Index (40%), the Russell 2000 Index (5%), and the MSCI EAFE ND Index (5%).

3The Prior Customized Blend Index is made up of the S&P 500 Index (57.5%), the Barclays Capital U.S. Aggregate Bond Index (40.0%), and the T-Bill 3-Month Blend (2.5%).

4The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between one and 10 years remaining to maturity on the securities. It gives a broad look at how short- and intermediate-term bonds have performed.

5The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	3

Your Fund’s Performance (continued)

6The Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Growth Funds category for the periods noted. Funds in the Lipper Average are funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock:bond ratio ranges around 60%:40%.

7The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class L, Class M, Class R, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.50%, 1.00%, 0.75%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Customized Blend Index Closest Month-End to Inception cumulative total returns are 10.67% for Class R; and –6.34% for Class L, Class M, and Class X. Customized Blend Index Closest Month-End to Inception average annual total returns are 2.16% for Class R; and –2.58% for Class L, Class M, and Class X.

***Prior Customized Blend Index Closest Month-End to Inception cumulative total returns are 9.74% for Class R; and –5.72% for Class L, Class M, and Class X. Prior Customized Blend Index Closest Month-End to Inception average annual total returns are 1.98% for Class R; and –2.33% for Class L, Class M, and Class X.

****Barclays Capital U.S. Aggregate Bond Index Closest Month-End to Inception cumulative total returns are 27.18% for Class R; and 17.24% for Class L, Class M, and Class X. Barclays Capital U.S. Aggregate Bond Index Closest Month-End to Inception average annual total returns are 5.19% for Class R; and 6.57% for Class L, Class M, and Class X.

*****S&P 500 Index Closest Month-End to Inception cumulative total returns are –3.71% for Class R; and –21.23% for Class L, Class M, and Class X. S&P 500 Index Closest Month-End to Inception average annual total returns are –0.79% for Class R; and –9.10% for Class L, Class M, and Class X.

******Lipper Average Closest Month-End to Inception cumulative total returns are 5.94% for Class R; and –11.89% for Class L, Class M, and Class X. Lipper Average Closest Month-End to Inception average annual total returns are 1.17% for Class R; and –4.99% for Class L, Class M, and Class X.

Investors cannot invest directly in an index. The returns for the Customized Blend Index, Prior Customized Blend Index, the Barclays Capital U.S. Aggregate Bond Index, and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Equity Holdings expressed as a percentage of net assets as of 9/30/09
Exxon Mobil Corp., Oil, Gas & Consumable Fuels	2.1%
International Business Machines Corp., Computers & Peripherals	1.1
Chevron Corp., Oil, Gas & Consumable Fuels	1.1
JP Morgan Chase & Co., Diversified Financial Services	1.1
Apple, Inc., Computers & Peripherals	1.1

Holdings reflect only long-term equity investments and are subject to change.

Five Largest Equity Industries expressed as a percentage of net assets as of 9/30/09
Oil, Gas & Consumable Fuels	5.6%
Pharmaceuticals	4.2
Computers & Peripherals	3.3
Diversified Financial Services	2.7
Software	2.4

Industry weightings reflect only long-term equity investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Dryden Asset Allocation Fund’s Class A shares declined 1.79% for the 12 months ended September 30, 2009, underperforming the 1.11% gain of the Fund’s Customized Blend Index (described on page three) and the 0.73% gain of the Lipper Mixed-Asset Target Allocation Growth Funds Average.

Were there changes to the Fund and its investment personnel?

Due to changes in investment policy, which are discussed below, the Fund was renamed the Dryden Asset Allocation Fund. A team from Quantitative Management Associates LLC (QMA) continues to run the Fund’s equity-related investments. The QMA team includes Margaret Stumpp and Stacie Mintz in addition to new members Theodore Lockwood, John Moschberger, and Joel Kallman. A team from Prudential Fixed Income Management, which consists of Malcolm Dalrymple and Kay Willcox, continues to run the Fund’s fixed income investments.

Were there changes to the way the Fund is managed?

The two asset managers continue to try to enhance performance through security selection that involves constructing stock and bond portfolios designed to outperform the relevant indexes that make up the Customized Blend Index. Although the way the Fund is managed essentially remains the same, some of its investment policies have changed. Most notably, the percentage of the Fund’s total assets that can be invested in common stocks and other equity-related securities has been narrowed to a range of 45% to 70% from 40% to 75%. The percentage of the Fund’s total assets that can be invested in fixed income securities has been narrowed to a range of 30% to 55% from 25% to 60%. Narrowing the bands is intended to minimize changes to the Fund’s allocations to the equity and fixed income markets.

The other change in investment policy allows the Fund to invest up to 15% of its assets in common stocks and other equity-related securities of small companies as part of its overall allocation to equity-related investments. These firms typically entail above-average risk as they usually offer a smaller range of products and services than larger companies. They also have limited financial resources and less experience operating under different business conditions.

The composition of the Fund’s Customized Blend Index was changed to better reflect changes in its investment policies. The Customized Blend Index is now made up of the Standard & Poor’s 500 Index (50%), the Russell 2000 Index (5%), the Morgan Stanley Capital International Europe Australasia and Far East Net Dividend Index (MSCI EAFE ND Index) (5%), and the Barclays Capital U.S. Aggregate Bond Index (40%).

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	5

Strategy and Performance Overview (continued)

What were conditions like in the U.S. stock market?

Before the 12-month reporting period began on October 1, 2008, a bursting housing bubble in the United States, among other factors, had called into question the value of the nation’s housing stock. Vast amounts of residential mortgage-backed securities held by financial institutions around the world tumbled in value. This put both the financial infrastructure and broader economy of the United States at risk, and fueled one of the worst routs in the history of the stock market, which continued for most of the first half of the reporting period.

The Federal Reserve (the Fed) and the U.S. Department of the Treasury took unusual steps to aid the nation’s financial system and economy. For example, the Fed tried to stimulate growth by cutting its target for the federal funds rate charged on overnight loans between banks from 2.00% in October 2008 to a record low range of zero to 0.25% in December 2008, where it remained for the rest of the reporting period. In February 2009, the White House announced a $787 billion economic stimulus package. March saw the Fed launch the Term Asset-Backed Securities Loan Facility (TALF), a program intended to help boost lending to businesses and consumers by providing attractive financing to investors who buy AAA-rated debt securities backed by pools of auto loans, credit card receivables, or certain other types of loans. In addition, the Treasury Department announced details of its Public-Private Investment Program (PPIP) aimed at removing toxic assets from bank balance sheets, which sent stock prices soaring.

Share prices climbed sharply during the remainder of the reporting period. Data indicated the U.S. economy began to grow again. There were signs of improvement in key areas such as home sales and industrial production. Corporate profits surpassed analysts’ reduced estimates, though profits benefited largely from cost cutting rather than stronger sales. In September 2009, Fed Chairman Ben Bernanke said the recession in the world’s largest economy was “very likely over,” but doubts about the pace and shape of the recovery persisted as the jobless rate continued to grind higher.

How did the sectors of the S&P 500 Index perform?

The powerful rally in stock prices failed to fully erase earlier losses, and the S&P 500 Index ended the reporting period in negative territory. Three out of 10 of the S&P 500 sectors suffered double-digit declines, with financials posting the deepest loss followed by energy and industrials. Four sectors saw single-digit declines, including utilities, consumer staples, materials, and healthcare. Two sectors, telecommunication services and consumer discretionary, ended nearly unchanged. Only one sector, information technology, posted a gain for the reporting period.

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How did the U.S. stock market perform with respect to market capitalization?

From the perspective of the three levels of market capitalization that represent the aggregate value of a company or its stock, large-, mid-, and small-cap stocks posted losses for the reporting period. Of the three, small-cap stocks suffered the deepest decline, followed by large- and mid-cap stocks.

How did international stock markets perform?

The MSCI EAFE ND Index, which tracks stock markets of economically developed nations other than the United States and Canada, outperformed the U.S. equity market for the reporting period by posting a single-digit gain in U.S. dollars. However, total returns of its constituent markets varied widely because the rally in share prices that occurred mostly during the second half of the reporting period completely wiped out earlier losses in some instances but not in others. Such was the case with the Australian stock market, which posted a double-digit gain for the reporting period, while Ireland’s stock market posted a double-digit loss. From the perspective of market sectors, materials, telecommunication services, industrials, consumer discretionary, consumer staples, and energy posted gains in U.S. dollar terms. Utilities, financials, information technology, and healthcare posted losses.

What were conditions like in the U.S. fixed income markets?

Investment-grade U.S. fixed income markets, as measured by the Barclays Capital U.S. Aggregate Bond Index, posted a double-digit gain for the reporting period that outperformed the S&P 500 Index and the MSCI EAFE ND Index. The financial crisis initially caused a flight to quality in which investors heavily favored ultra-safe U.S. Treasury securities over riskier debt securities such as corporate bonds. However, this trend reversed and investors began to plow money back into riskier bond markets as improving economic conditions and programs such as TALF and the PPIP helped boost investor confidence in assets that carry greater credit risk than Treasury securities.

Among markets in the Barclays Capital U.S. Aggregate Bond Index, the investment-grade corporate bond market scored the highest total return for the reporting period, with its financial institutions, utility, and industrial sectors all posting double-digit gains. The markets for commercial mortgage-backed securities and asset-backed securities (pools of auto loans, credit card receivables, or certain other types of loans repackaged as bonds) posted gains supported by the TALF program. In an effort to support housing markets and the mortgage industry, the Fed bought federal agency securities and mortgage-backed securities of federal agencies, which helped both markets finish the period in the black. The Fed also tried to help private credit markets by purchasing Treasury securities. This, and prospects for a tepid economic recovery in the United States combined with mild inflationary pressure, helped the Treasury market end the reporting period in the black.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	7

Strategy and Performance Overview (continued)

High yield corporate “junk” bonds, which are excluded from the Barclays Capital U.S. Aggregate Bond Index because they are rated below investment grade, outperformed all other U.S. fixed income markets for the reporting period. A search for debt securities with attractive yields in the low interest-rate environment and improving economic conditions helped ignite a buying frenzy in the high yield market.

How did asset aIlocation decisions affect the Fund’s performance?

The Fund’s asset allocation strategy subtracted about one percentage point from its return primarily because it had a larger exposure to equities than the S&P 500 Index at the beginning of the fourth quarter of 2008 and because both stock and bond markets declined in value during the first two months of 2009. However, this was partially offset because the Fund had an overweight exposure to stocks from the middle of the second quarter of 2009 through the end of the reporting period as the equity market rallied.

What impact did the quantitative stock strategy have on the Fund’s performance?

The quantitative stock strategy faced considerable challenges at different times during the reporting period. As volatility in the stock market spiked higher from mid-September 2008 through March 2009, the value component of the stock selection model—forward looking measures of value—subtracted sharply from the Fund’s return because shares that appeared inexpensive kept getting cheaper. However, the other component of the stock selection model—typical measures of news including company-specific earnings trends and quality indicators—performed well during this time.

On the other hand, valuation metrics worked well as the stock market calmed down in mid-2009 but “news” signals detracted from the Fund’s return. The rally in share prices that began late in the first quarter of 2009 was led by stocks that are not favored in the quantitative process because they exhibited little or no profit growth, negative price momentum, and falling earnings forecasts. Overall, the Fund’s equity holdings trailed the S&P 500 Index. This accounted for about one percentage point of the Fund’s underperformance versus its Customized Blend Index.

What impact did the bond market strategy have on the Fund’s performance?

The Fund’s bond portfolio outperformed the Barclays Capital U.S. Aggregate Bond Index for the reporting period, adding more than half a percentage point to the Fund’s return. The bond portfolio’s strong relative performance primarily reflected its investment in another fund called the Dryden Core Investment Fund—Short Term Bond Series, which gained in value. The bond portfolio also benefited from favorable issue selection in the corporate bond market, where it emphasized lower-quality,

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investment-grade debt securities. Another positive for the bond portfolio was favorable issue selection in the commercial mortgage-backed securities market, where it emphasized higher-quality debt securities.

What is QMA’s economic outlook and asset-allocation recommendation?

QMA believes the U.S. economy has begun to expand again as data indicate its longest, deepest recession of the post-World War II era probably ended in August, but there is much uncertainty surrounding the pace and shape of the recovery. Some key observers have argued that history points toward a vigorous recovery. There is a strong positive relationship between the depth of a recession and the strength of the subsequent recovery during the past nine recessions in the United States. This “rubber band effect,” however, may have limited relevance for the current situation. None of the nine involved a major financial/banking crisis of the scale experienced over the past year.

A recent paper by the International Monetary Fund (IMF) analyzed recessions and recoveries in 21 advanced economies and classified them by cause, such as monetary tightening, oil shock, and financial crisis. The key conclusion for our purpose was that recessions associated with financial crises have been more severe and long lasting than those associated with other shocks. The recoveries from such recessions have been sluggish and characterized by weak domestic demand and tight credit. The same is true of recessions that are highly synchronized across nations rather than those confined to specific geographic regions. Recoveries from the former have been weak, with exports playing a much more limited role than in less synchronized recessions.

The most recent IMF World Economic Outlook shows a banking crisis can have a long-term impact on economic output. The IMF examined 88 banking crises over the past four decades across a wide range of economies. For the average country, the output level was still 10% below its pre-crisis trend seven years after the crisis, though there is a large variation in outcomes. Given that nations in the midst of banking crises comprise about one half of advanced economies’ gross domestic product, it is likely the large output gaps observed today in many countries will persist for some time. QMA believes that inflation fears will likely continue to prove premature, and the target for the federal funds rate will likely remain at zero for longer than the consensus expects or future markets are pricing in.

Moving into the fourth quarter, the strongest seasonal period for equity market performance, it is tempting to follow the momentum and shift to an overweight position in stocks. While a steady stream of positive economic news has hit a speed bump as of late, earnings revisions are still positive and lots of cash remains on the

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	9

Strategy and Performance Overview (continued)

sidelines to fuel further gains. That said, QMA is sticking with its strategy of maintaining broadly neutral exposure to stocks, fixed income investments, and commodities. The strength of the stock market rally since March 2009, and deterioration in various measures of value, suggests investors are pricing in a more vigorous recovery in earnings and economic growth than QMA believes is likely.

What is Prudential Fixed Income Management’s outlook for U.S. bond markets?

Prudential Fixed Income Management has a generally positive outlook for “spread product,” investment-grade corporate bonds, mortgage-backed securities, and other types of debt securities that provide extra yield (spread) over Treasury securities with similar maturities. First, the amount of extra yield provided by these types of bonds has declined in 2009, but their spreads remain at levels somewhat wider than average. Second, the economy is tentatively recovering. Third, the dismal performance of stocks and real estate during the worst of the financial crisis has left investors favorably inclined toward the usually more stable returns of fixed income investments. Fourth, pension funds appear to be increasing their holdings of long-term corporate bonds spurred by the Pension Protection Act. (Among other requirements, this legislation calls for employers with a defined-benefit pension plan to make an effort over several years to fully fund their target liabilities. Because the liabilities (workers benefits) extend years into the future, this will likely mean pension funds will invest more in long-term bonds.) These factors lead Prudential Fixed Income Management to believe a meaningful portion of assets earning extremely low yields in money market funds may be shifted into bonds.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2009, at the beginning of the period, and held through the six-month period ended September 30, 2009. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	11

Fees and Expenses (continued)

Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Asset Allocation Fund		Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,239.10	1.21%	$6.79
	Hypothetical	$1,000.00	$1,019.00	1.21%	$6.12

Class B	Actual	$1,000.00	$1,234.50	1.91%	$10.70
	Hypothetical	$1,000.00	$1,015.49	1.91%	$9.65

Class C	Actual	$1,000.00	$1,233.00	1.91%	$10.69
	Hypothetical	$1,000.00	$1,015.49	1.91%	$9.65

Class L	Actual	$1,000.00	$1,237.10	1.41%	$7.91
	Hypothetical	$1,000.00	$1,018.00	1.41%	$7.13

Class M	Actual	$1,000.00	$1,233.00	1.91%	$10.69
	Hypothetical	$1,000.00	$1,015.49	1.91%	$9.65

Class R	Actual	$1,000.00	$1,234.70	1.41%	$7.90
	Hypothetical	$1,000.00	$1,018.00	1.41%	$7.13

Class X	Actual	$1,000.00	$1,234.50	1.91%	$10.70
	Hypothetical	$1,000.00	$1,015.49	1.91%	$9.65

Class Z	Actual	$1,000.00	$1,240.30	0.91%	$5.11
	Hypothetical	$1,000.00	$1,020.51	0.91%	$4.61

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2009, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12	Visit our website at www.jennisondryden.com

Portfolio of Investments

as of September 30, 2009

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 92.3%
COMMON STOCKS 59.4%

Aerospace & Defense 1.9%
4,900	Alliant Techsystems, Inc.(a)	$381,465
7,216	BAE Systems PLC (United Kingdom)	40,271
2,334	Cobham PLC (United Kingdom)	8,165
2,200	Cubic Corp.	86,834
6,300	DynCorp International, Inc., Class A(a)	113,400
1,300	Esterline Technologies Corp.(a)	50,973
832	European Aeronautic Defense and Space Co. NV (Netherlands)	18,683
826	Finmeccanica SpA (Italy)	14,601
33,400	General Dynamics Corp.	2,157,640
3,100	L-3 Communications Holdings, Inc., Class 3	248,992
17,000	Lockheed Martin Corp.	1,327,360
21,000	Northrop Grumman Corp.	1,086,750
39,200	Raytheon Co.	1,880,424
3,783	Rolls-Royce Group PLC (United Kingdom)	28,464
383	Safran SA (France)	7,177
3,000	Singapore Technologies Engineering Ltd. (Singapore)	5,838
1,300	Teledyne Technologies, Inc.(a)	46,787
183	Thales SA (France)	9,078
5,400	United Technologies Corp.	329,022

		7,841,924

Air Freight & Logistics 0.4%
700	Air Transport Services Group, Inc.(a)	2,422
14,900	C.H. Robinson Worldwide, Inc.(b)	860,475
1,728	Deutsche Post AG (Germany)	32,418
2,700	Dynamex, Inc.(a)	44,091
4,900	FedEx Corp.	368,578
753	TNT NV (Netherlands)	20,209
1,349	Toll Holdings Ltd. (Australia)	10,117
7,100	United Parcel Service, Inc., Class B(b)	400,937
1,000	Yamato Holdings Co. Ltd. (Japan)	16,409

		1,755,656

Airlines 0.1%
276	Air France-KLM (France)	5,016
13,900	AirTran Holdings, Inc.(a)	86,875
4,000	Alaska Air Group, Inc.(a)	107,160
2,000	All Nippon Airways Co. Ltd. (Japan)	5,740
1,300	Allegiant Travel Co., Class A(a)	49,517

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	13

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Airlines (cont’d.)
1,178	British Airways PLC (United Kingdom)	$4,151
2,000	Cathay Pacific Airways Ltd. (Hong Kong)	3,152
468	Deutsche Lufthansa AG (Germany)	8,324
4,300	Hawaiian Holdings, Inc.(a)	35,518
973	Iberia Lineas Aereas de Espana (Spain)	3,027
2,000	Japan Airlines Corp. (Japan)(a)	2,933
3,000	JetBlue Airways Corp.(a)	17,940
2,266	Qantas Airways Ltd. (Australia)	5,692
1,000	Singapore Airlines Ltd. (Singapore)	9,754

		344,799

Auto Components 0.2%
400	Aisin Seiki Co. Ltd. (Japan)	9,715
1,500	Amerigon, Inc.(a)	11,025
2,200	ArvinMeritor, Inc.	17,204
1,200	Bridgestone Corp. (Japan)	21,462
296	Compagnie Generale des Etablissements Michelin, Class B (France)	23,221
4,100	Cooper Tire & Rubber Co.	72,078
1,000	Denso Corp. (Japan)	29,327
1,100	Dorman Products, Inc.(a)	16,522
1,100	Drew Industries, Inc.(a)	23,859
17,300	Johnson Controls, Inc.(b)	442,188
200	NOK Corp. (Japan)	2,970
217	Nokian Renkaat OYJ (Finland)	5,059
5,343	Pirelli & C SpA (Italy)	2,862
5,900	Standard Motor Products, Inc.	89,680
300	Stanley Electric Co. Ltd. (Japan)	6,073
300	Sumitomo Rubber Industries Ltd. (Japan)	2,825
3,400	Tenneco, Inc.(a)	44,336
200	Toyoda Gosei Co. Ltd. (Japan)	5,832
400	Toyota Industries Corp. (Japan)	10,950
5,800	TRW Automotive Holdings Corp.(a)	97,150

		934,338

Automobiles 0.2%
676	Bayerische Motoren Werke AG (Germany)	32,556
107	Bayerische Motoren Werke AG (Germany)	3,539
1,841	Daimler AG (Germany)	93,268
1,561	Fiat SpA (Italy)	20,079
1,000	Fuji Heavy Industries Ltd. (Japan)	3,874

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Automobiles (cont’d.)
3,400	Honda Motor Co. Ltd. (Japan)	$103,257
2,000	Isuzu Motors Ltd. (Japan)	4,219
2,000	Mazda Motor Corp. (Japan)	4,466
7,000	Mitsubishi Motors Corp. (Japan)(a)	11,514
6,000	Nissan Motor Co. Ltd. (Japan)	40,433
311	Peugeot SA (France)	9,482
179	Porsche Automobil Holding SE (Germany)	14,124
378	Renault SA (France)	17,626
1,000	Suzuki Motor Corp. (Japan)	23,258
5,600	Toyota Motor Corp. (Japan)	222,715
181	Volkswagen AG (Germany)	29,877
400	Yamaha Motor Co. Ltd. (Japan)	4,920

		639,207

Beverages 1.3%
800	Asahi Breweries Ltd. (Japan)	14,610
218	Carlsberg A/S, Class B (Denmark)	15,792
1,136	Coca-Cola Amatil Ltd. (Australia)	9,827
36,120	Coca-Cola Co. (The)(b)	1,939,644
27,500	Coca-Cola Enterprises, Inc.	588,775
373	Coca-Cola Hellenic Bottling Co. SA (Greece)	9,929
100	Coca-Cola West Holdings Co. Ltd. (Japan)	1,952
5,104	Diageo PLC (United Kingdom)	78,307
3,936	Foster’s Group Ltd. (Australia)	19,256
225	Heineken Holding NV (Netherlands)	9,178
500	Heineken NV (Netherlands)	23,052
1,473	InBev NV (Belgium)	67,263
100	ITO EN Ltd. (Japan)	1,854
2,000	Kirin Holdings Co. Ltd. (Japan)	30,632
600	Lion Nathan Ltd. (Australia)	6,049
42,100	PepsiCo, Inc.	2,469,586
396	Pernod-Ricard SA (France)	31,449
1,923	SABMiller PLC (United Kingdom)	46,375
1,000	Sapporo Holdings Ltd. (Japan)	5,088

		5,368,618

Biotechnology 0.7%
204	Actelion Ltd. (Switzerland)(a)	12,667
21,900	Amgen, Inc.(a)	1,319,037
5,100	BioCryst Pharmaceuticals, Inc.(a)	42,024

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	15

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Biotechnology (cont’d.)
18,200	Biogen Idec, Inc.(a)	$919,464
1,100	Celera Corp.(a)	6,853
1,232	CSL Ltd. (Australia)	36,306
1,300	Cubist Pharmaceuticals, Inc.(a)	26,260
1,000	Dyax Corp.(a)	3,590
17,000	Enzon Pharmaceuticals, Inc.(a)	140,250
3,100	Human Genome Sciences, Inc.(a)	58,342
11,700	Immunomedics, Inc.(a)	64,584
400	Infinity Pharmaceuticals, Inc.(a)	2,492
15,100	Isis Pharmaceuticals, Inc.(a)	220,007
3,700	Martek Biosciences Corp.(a)	83,583
1,400	NABI Biopharmaceuticals(a)	5,026
5,200	PDL Biopharma, Inc.	40,976
300	Savient Pharmaceuticals, Inc.(a)	4,560
13,900	SciClone Pharmaceuticals, Inc.(a)	59,214

		3,045,235

Building Products 0.1%
300	AAON, Inc.	6,024
2,000	Asahi Glass Co. Ltd. (Japan)	16,120
637	ASSA Abloy AB, Class B (Sweden)	10,353
751	CIE de Saint-Gobain (France)	38,959
500	Daikin Industries Ltd. (Japan)	17,912
83	Geberit AG (Switzerland)	12,751
3,200	Gibraltar Industries, Inc.	42,464
500	JS Group Corp. (Japan)	8,743
1,000	Nippon Sheet Glass Co. Ltd. (Japan)	3,327
4,400	Quanex Building Products Corp.	63,184
1,000	Toto Ltd. (Japan)	6,239

		226,076

Capital Markets 1.8%
1,967	3i Group PLC (United Kingdom)	9,072
12,900	Ameriprise Financial, Inc.	468,657
9,700	Ares Capital Corp.	106,894
26,200	Bank of New York Mellon Corp. (The)	759,538
8,300	BGC Partners, Inc., Class A	35,524
3,400	Calamos Asset Management, Inc., Class A	44,404
2,298	Credit Suisse Group AG (Switzerland)	127,507
3,000	Daiwa Securities Group, Inc. (Japan)	15,412

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Capital Markets (cont’d.)
1,209	Deutsche Bank AG (Germany)	$93,714
100	Diamond Hill Investment Group, Inc.	5,797
1,100	FBR Capital Markets Corp.(a)	6,523
431	GAM Holding Ltd. (Switzerland)	21,523
12,700	GFI Group, Inc.	91,821
17,215	Goldman Sachs Group, Inc. (The)	3,173,585
1,058	ICAP PLC (United Kingdom)	7,147
7,300	Invesco Ltd.	166,148
562	Investec PLC (United Kingdom)	4,114
100	JAFCO Co. Ltd. (Japan)	3,042
500	Keefe, Bruyette & Woods, Inc.(a)	16,110
2,700	Knight Capital Group, Inc., Class A(a)	58,725
620	Macquarie Group Ltd. (Australia)	32,011
3,488	Man Group PLC (United Kingdom)	18,462
1,297	Marfin Investment Group SA (Greece)	5,580
200	Matsui Securities Co. Ltd. (Japan)	1,625
967	Mediobanca SpA (Italy)	13,217
1,000	Mizuho Securities Co. Ltd. (Japan)	3,625
27,662	Morgan Stanley	854,203
5,200	Nomura Holdings, Inc. (Japan)	31,875
35,000	OptionsXpress Holdings, Inc.	604,800
3,000	PennantPark Investment Corp.	24,330
78	Perpetual Ltd. (Australia)	2,683
1,300	Piper Jaffray Cos.(a)	62,036
34	SBI Holdings, Inc. (Japan)	6,698
251	Schroders PLC (United Kingdom)	4,384
14,600	T. Rowe Price Group, Inc.	667,220
7,265	UBS AG (Switzerland)	132,990

		7,680,996

Chemicals 1.0%
510	Air Liquide SA (France)	58,026
2,600	Air Products & Chemicals, Inc.	201,708
473	AKZO Nobel NV (Netherlands)	29,303
1,700	American Vanguard Corp.	14,127
3,000	Asahi Kasei Corp. (Japan)	15,238
200	Balchem Corp.	5,260
1,885	BASF AG (Germany)	100,241
1,000	Daicel Chemical Industries Ltd. (Japan)	6,023
1,000	Dainippon Ink & Chemicals, Inc. (Japan)	1,423

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	17

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Chemicals (cont’d.)
1,000	Denki Kagaku Kogyo K. K. (Japan)	$4,106
22,300	Ecolab, Inc.	1,030,929
16	Givaudan SA (Switzerland)	11,997
4,100	Hawkins, Inc.	95,776
2,200	HB Fuller Co.	45,980
200	Hitachi Chemical Co. Ltd. (Japan)	4,076
3,266	Incitec Pivot Ltd. (Australia)	8,122
438	Johnson Matthey PLC (United Kingdom)	9,716
400	JSR Corp. (Japan)	8,172
303	K+S AG (Germany)	16,508
1,000	Kaneka Corp. (Japan)	7,166
315	Koninklijke DSM NV (Netherlands)	13,160
1,900	Koppers Holdings, Inc.	56,335
1,000	Kuraray Co. Ltd. (Japan)	10,890
310	Linde AG (Germany)	33,674
400	LSB Industries, Inc.(a)	6,228
2,500	Mitsubishi Chemical Holdings Corp. (Japan)	10,358
1,000	Mitsubishi Gas Chemical Co., Inc. (Japan)	5,419
1,000	Mitsubishi Rayon Co. Ltd. (Japan)	3,421
1,000	Mitsui Chemicals, Inc. (Japan)	3,549
5,300	NewMarket Corp.	493,112
400	Nitto Denko Corp. (Japan)	12,222
94	Novozymes A/S, Class B (Denmark)	8,846
350	Nufarm Ltd. (Australia)	3,484
15,200	Omnova Solutions, Inc.(a)	98,496
733	Orica Ltd. (Australia)	15,146
14,100	Praxair, Inc.	1,151,829
700	Schulman, Inc.	13,951
1,900	Scotts Miracle-Gro Co. (The), Class A	81,605
4,200	Sensient Technologies Corp.	116,634
800	Shin-Etsu Chemical Co. Ltd. (Japan)	49,079
2,000	Showa Denko K.K. (Japan)	4,059
5,200	Solutia, Inc.(a)	60,216
121	Solvay SA (Belgium)	12,563
200	Stepan Co.	12,016
3,000	Sumitomo Chemical Co. Ltd. (Japan)	12,456
198	Syngenta AG (Switzerland)	45,492
1,000	Taiyo Nippon Sanso Corp. (Japan)	11,867
2,000	Teijin Ltd. (Japan)	6,215
1,000	Tokuyama Corp. (Japan)	7,311

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Chemicals (cont’d.)
3,000	Toray Industries, Inc. (Japan)	$18,136
1,000	Tosoh Corp. (Japan)	2,521
2,000	UBE Industries Ltd. (Japan)	5,238
233	Umicore (Belgium)	6,976
32	Wacker Chemie AG (Germany)	5,012
387	Yara International ASA (Norway)	12,181
300	Zep, Inc.	4,875

		4,088,469

Commercial Banks 2.0%
1,000	77 Bank Ltd. (The) (Japan)	5,689
732	Alpha Bank A.E. (Greece)	13,497
2,000	Aozora Bank Ltd. (Japan)	2,892
4,761	Australia & New Zealand Banking Group Ltd. (Australia)	101,984
1,320	Banca Carige SpA (Italy)	3,941
4,486	Banca Monte DEI Paschi DI Siena SpA (Italy)	9,597
805	Banca Popolare Di Milano Scarl (Italy)	6,126
7,270	Banco Bilbao Vizcaya Argentaria SA (Spain)	129,046
4,793	Banco Comercial Portugues SA, Class R (Portugal)	7,091
1,838	Banco de Sabadell SA (Spain)	13,596
435	Banco de Valencia SA (Spain)	4,080
1,072	Banco Espirito Santo SA (Portugal)	7,608
1,308	Banco Popolare SC (Italy)	12,547
1,514	Banco Popular Espanol SA (Spain)	15,176
16,652	Banco Santander Central Hispano SA (Spain)	268,046
1,138	Bank of Cyprus Public Co. Ltd. (Cyprus)	8,660
3,000	Bank of East Asia Ltd. (Hong Kong)	10,787
1,000	Bank of Kyoto Ltd. (The) (Japan)	9,166
3,000	Bank of Yokohama Ltd. (The) (Japan)	14,653
580	Bankinter SA (Spain)	7,320
22,529	Barclays (United Kingdom)	133,218
7,700	BB&T Corp.(b)	209,748
710	Bendigo And Adelaide Bank Ltd. (Australia)	5,876
1,708	BNP Paribas (France)	136,468
7,500	BOC Hong Kong Holdings Ltd. (Hong Kong)	16,379
200	Bryn Mawr Bank Corp.	3,494
700	Camden National Corp.	23,128
300	Cape Bancorp, Inc.(a)	2,304
600	Cardinal Financial Corp.	4,938
2,000	Chiba Bank Ltd. (The) (Japan)	12,344

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	19

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
2,000	Chuo Mitsui Trust Holdings, Inc. (Japan)	$7,379
2,000	City Holding Co.	59,620
1,447	Commerzbank AG (Germany)	18,464
3,101	Commonwealth Bank of Australia (Australia)	140,867
2,700	Community Bank System, Inc.	49,329
1,400	Community Trust Bancorp, Inc.	36,638
1,818	Credit Agricole SA (France)	37,990
927	Danske Bank A/S (Denmark)	24,282
3,000	DBS Group Holdings Ltd. (Singapore)	28,159
129	Deutsche Postbank AG (Germany)	4,568
1,080	Dexia SA (Belgium)	9,957
1,497	DnB NOR ASA (Norway)	17,339
1,800	East West Bancorp, Inc.	14,940
660	EFG Eurobank Ergasias SA (Greece)	10,382
356	Erste Group Bank AG (Austria)	15,910
200	Financial Institutions, Inc.	1,994
3,700	First Bancorp, Inc. (Puerto Rico)	11,285
500	First Bancorp, Inc./Maine	9,300
400	First Bancorp, Inc./Troy, North Carolina	7,220
4,900	First Community Bancshares, Inc.	61,838
600	First Financial Bankshares, Inc.	29,676
2,000	Fukuoka Financial Group, Inc. (Japan)	8,278
1,000	Gunma Bank Ltd. (The) (Japan)	5,487
1,000	Hachijuni Bank Ltd. (The) (Japan)	5,552
1,600	Hang Seng Bank Ltd. (Hong Kong)	22,971
700	Heartland Financial USA, Inc.	10,325
1,000	Hiroshima Bank Ltd. (The) (Japan)	4,124
3,000	Hokuhoku Financial Group, Inc. (Japan)	6,995
200	Home Bancorp, Inc.(a)	2,434
34,353	HSBC Holdings PLC (United Kingdom)	393,095
7,400	Huntington Bancshares, Inc.	34,854
4,900	International Bancshares Corp.	79,919
15,726	Intesa SanPaolo SpA (Italy)	69,556
1,904	Intesa SanPaolo SpA-RSP (Italy)	6,764
1,000	Joyo Bank Ltd. (The) (Japan)	4,902
329	KBC Groep NV (Belgium)	16,526
33,277	Lloyds TSB Group PLC (United Kingdom)	55,150
2,800	MainSource Financial Group, Inc.	19,040
4,800	MB Financial, Inc.	100,656
19,000	Mitsubishi UFJ Financial Group, Inc. (Japan)	101,539

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
25,600	Mizuho Financial Group, Inc. (Japan)	$50,420
3,000	Mizuho Trust & Banking Co. Ltd. (Japan)	3,163
1,000	Nara Bancorp, Inc.	6,950
3,917	National Australia Bank Ltd. (Australia)	105,996
1,239	National Bank of Greece SA (Greece)	44,421
1,781	Natixis (France)	10,738
1,000	Nishi-Nippon City Bank Ltd. (The) (Japan)	2,518
6,595	Nordea Bank AB (Sweden)	66,410
2,500	Old National Bancorp	28,000
300	Oriental Financial Group, Inc.	3,810
5,000	Oversea-Chinese Banking Corp. Ltd. (Singapore)	27,732
700	Peoples Bancorp, Inc.	9,135
618	Piraeus Bank SA (Greece)	11,458
11,500	PNC Financial Services Group, Inc.(b)	558,785
2,300	Prosperity Bancshares, Inc.	80,017
51	Raiffeisen International Bank Holding AG (Austria)	3,326
33,200	Regions Financial Corp.(b)	206,172
300	Renasant Corp.	4,455
1,100	Republic Bancorp, Inc., Class A	21,956
900	Resona Holdings, Inc. (Japan)	11,535
34,526	Royal Bank of Scotland Group PLC (United Kingdom)	29,217
1,000	Sapporo Hokuyo Holdings, Inc. (Japan)	3,540
2,000	Shinsei Bank Ltd. (Japan)	3,054
1,000	Shizuoka Bank Ltd. (The) (Japan)	10,523
1,000	Simmons First National Corp., Class A	28,810
3,102	Skandinaviska Enskilda Banken, Class A (Sweden)	20,913
949	Societe Generale (France)	76,380
1,400	Southside Bancshares, Inc.	31,528
600	Southwest Bancorp, Inc.	8,424
4,104	Standard Chartered PLC (United Kingdom)	101,137
700	Stellarone Corp.	10,325
400	Suffolk Bancorp	11,844
1,800	Sumitomo Mitsui Financial Group, Inc. (Japan)	62,392
3,000	Sumitomo Trust & Banking Co. Ltd. (The) (Japan)	15,851
700	Sun Bancorp, Inc.	3,696
8,000	Susquehanna Bancshares, Inc.	47,120
999	Svenska Handelsbanken AB, Class A (Sweden)	25,508
684	Swedbank AB, Class A (Sweden)	6,525
400	Texas Capital Bancshares, Inc.(a)	6,736
800	Tompkins Financial Corp.	34,960

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	21

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
200	Trustmark Corp.	$3,810
4,708	U.S. Bancorp.	102,917
3,300	Umpqua Holdings Corp.	34,980
29,077	UniCredit SpA (Italy)	113,609
1,175	Unione di Banche Italiane ScpA (Italy)	18,037
2,000	United Overseas Bank Ltd. (Singapore)	23,719
600	Washington Trust Bancorp, Inc.	10,512
22,400	Webster Financial Corp.	279,328
111,541	Wells Fargo & Co.	3,143,225
1,000	WesBanco, Inc.	15,460
5,944	Westpac Banking Corp. (Australia)	137,175
2,100	Wilshire Bancorp, Inc.	15,414
500	Wing Hang Bank Ltd. (Hong Kong)	4,902
2,000	Wintrust Financial Corp.	55,920

		8,499,191

Commercial Services & Supplies 0.4%
4,200	ABM Industries, Inc.	88,368
6,400	APAC Customer Services, Inc.(a)	37,824
1,300	ATC Technology Corp.(a)	25,688
5,900	Avery Dennison Corp.	212,459
2,862	Brambles Ltd. (Australia)	20,343
700	Cornell Cos., Inc.(a)	15,708
1,000	DAI Nippon Printing Co. Ltd. (Japan)	13,712
300	Deluxe Corp.	5,130
7,100	EnergySolutions, Inc.	65,462
3,100	Ennis, Inc.	50,003
2,588	G4s PLC (United Kingdom)	9,124
1,800	Geo Group, Inc. (The)(a)	36,306
1,900	Herman Miller, Inc.	32,129
1,000	HNI Corp.	23,600
1,900	Knoll, Inc.	19,817
200	Multi-Color Corp.	3,086
4,700	Rollins, Inc.	88,595
1,800	Schawk, Inc., Class A	21,006
400	Secom Co. Ltd. (Japan)	20,094
639	Securitas AB, Class B (Sweden)	6,169
995	Serco Group PLC (United Kingdom)	8,030
54	Societe BIC SA (France)	3,840
10,300	Stericycle, Inc.(a)(b)	499,035

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Services & Supplies (cont’d.)
1,500	Sykes Enterprises, Inc.(a)	$31,230
2,000	TETRA Tech, Inc.(a)	53,060
1,000	Toppan Printing Co. Ltd. (Japan)	9,440
1,400	United Stationers, Inc.(a)	66,654
3,000	Waste Management, Inc.(b)	89,460

		1,555,372

Communications Equipment 1.2%
1,200	3Com Corp.(a)	6,276
7,900	Acme Packet, Inc.(a)	79,079
1,900	ADC Telecommunications, Inc.(a)	15,846
1,000	ADTRAN, Inc.	24,550
4,733	Alcatel-Lucent (France)	21,173
16,600	Arris Group, Inc.(a)	215,966
7,800	Aruba Networks, Inc.(a)	68,952
2,000	Black Box Corp.	50,180
1,000	Blue Coat Systems, Inc.(a)	22,590
141,566	Cisco Systems, Inc.(a)	3,332,464
1,200	Loral Space & Communications, Inc.(a)	32,976
2,500	NETGEAR, Inc.(a)	45,875
2,700	Network Equipment Technologies, Inc.(a)	19,521
7,046	Nokia Corp. (Finland)	103,624
2,800	Oplink Communications, Inc.(a)	40,656
500	Plantronics, Inc.	13,405
700	Polycom, Inc.(a)	18,725
18,900	QUALCOMM, Inc.	850,122
200	Starent Networks Corp.(a)	5,084
3,300	Tekelec(a)	54,219
6,094	Telefonaktiebolaget LM Ericsson, Class B (Sweden)	61,190

		5,082,473

Computers & Peripherals 3.3%
24,000	Apple, Inc.(a)	4,448,880
70,700	EMC Corp.(a)	1,204,728
4,000	Fujitsu Ltd. (Japan)	26,090
37,611	Hewlett-Packard Co.	1,775,615
1,300	Intermec, Inc.(a)	18,330
39,341	International Business Machines Corp.	4,705,577
372	Logitech International SA (Switzerland)(a)	6,781
4,000	NEC Corp. (Japan)	12,517

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	23

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Computers & Peripherals (cont’d.)
16,500	Novatel Wireless, Inc.(a)	$187,440
600	Rimage Corp.(a)	10,254
300	Seiko Epson Corp. (Japan)	4,482
8,000	Toshiba Corp. (Japan)	41,874
36,100	Western Digital Corp.(a)	1,318,733

		13,761,301

Construction & Engineering 0.2%
293	ACS Actividades de Construccion y Servicios SA (Spain)	15,281
976	Balfour Beatty PLC (United Kingdom)	5,023
456	Bouygues SA INH (France)	23,188
1,600	Comfort Systems USA, Inc.	18,544
2,100	Dycom Industries, Inc.(a)	25,830
83	Eiffage SA (France)	5,288
13,700	Fluor Corp.	696,645
78	Fomento de Construcciones y Contratas SA (Spain)	3,653
2,700	Great Lakes Dredge & Dock Corp.	18,846
115	Grupo Ferrovial SA (Spain)	5,501
86	Hochtief AG (Germany)	6,529
2,000	Kajima Corp. (Japan)	5,128
114	Koninklijke Boskalis Westminster NV (Netherlands)	3,894
304	Leighton Holdings Ltd. (Australia)	9,652
1,500	Michael Baker Corp.(a)	54,510
1,000	Obayashi Corp. (Japan)	4,386
187	Sacyr Vallehermoso SA (Spain)	3,540
1,000	Shimizu Corp. (Japan)	3,934
815	Skanska AB, Class B (Sweden)	11,960
2,000	Taisei Corp. (Japan)	3,960
863	Vinci SA (France)	48,823

		974,115

Construction Materials
1,211	Boral Ltd. (Australia)	6,488
480	Cimpor Cimentos de Portugal SGPS SA (Portugal)	3,965
1,413	CRH PLC (Ireland)	39,090
1,234	Fletcher Building Ltd. (New Zealand)	7,414
501	Holcim Ltd. (Switzerland)	34,373
69	Imerys SA (France)	3,960
145	Italcementi SpA (Italy)	2,232
883	James Hardie Industries NV (Netherlands)	6,113

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Construction Materials (cont’d.)
408	Lafarge SA (France)	$36,510
2,000	Taiheiyo Cement Corp. (Japan)	2,662
118	Titan Cement Co. SA (Greece)	4,075
200	U.S. Lime & Minerals, Inc.(a)	7,184

		154,066

Consumer Finance 0.5%
100	Acom Co. Ltd. (Japan)	1,535
200	AEON Credit Service Co. Ltd. (Japan)	2,007
31,000	American Express Co.(b)	1,050,900
16,700	Capital One Financial Corp.	596,691
300	Credit Saison Co. Ltd. (Japan)	3,507
16,900	First Cash Financial Services, Inc.(a)(b)	289,497
9,900	Nelnet, Inc., Class A(a)	123,156
210	ORIX Corp. (Japan)	12,755
200	Promise Co. Ltd. (Japan)	1,087
1,500	World Acceptance Corp.(a)	37,815

		2,118,950

Containers & Packaging 0.4%
1,200	AEP Industries, Inc.(a)	47,880
2,485	Amcor Ltd. (Australia)	11,976
4,300	Owens-Illinois, Inc.(a)	158,670
51,400	Pactiv Corp.(a)	1,338,970
1,790	Rexam PLC (United Kingdom)	7,466
1,100	Rock-Tenn Co., Class A	51,821
1,900	Silgan Holdings, Inc.	100,187
300	Toyo Seikan Kaisha Ltd. (Japan)	5,744

		1,722,714

Distributors 0.1%
100	Canon Marketing Japan, Inc. (Japan)	1,765
1,400	Core-Mark Holding Co., Inc.(a)	40,040
4,300	Genuine Parts Co.	163,658
4,000	Li & Fung Ltd. (Hong Kong)	16,026

		221,489

Diversified Consumer Services 0.5%
22,000	Apollo Group, Inc., Class A(a)	1,620,740
200	Benesse Holdings, Inc. (Japan)	9,789

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	25

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Consumer Services (cont’d.)
1,200	Capella Education Co.(a)	$80,808
2,000	Coinstar, Inc.(a)	65,960
1,600	Corinthian Colleges, Inc.(a)	29,696
6,400	Grand Canyon Education, Inc.(a)	114,112
7,600	Stewart Enterprises, Inc., Class A	39,748
1,000	Strayer Education, Inc.	217,680
400	Universal Technical Institute, Inc.(a)	7,880

		2,186,413

Diversified Financial Services 2.7%
350	ASX Ltd. (Australia)	10,844
210,245	Bank of America Corp.	3,557,345
401,700	Citigroup, Inc.	1,944,228
11,800	Compass Diversified Holdings	123,546
1,717	Criteria CaixaCorp SA (Spain)	8,819
398	Deutsche Boerse AG (Germany)	32,662
56	Eurazeo (France)	3,660
147	EXOR SpA (Italy)	2,721
400	Fifth Street Finance Corp.	4,372
165	Groupe Bruxelles Lambert SA (Belgium)	15,241
2,000	Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	36,083
4,002	ING Groep NV (Netherlands)	71,447
930	Investor AB, Class B (Sweden)	16,975
103,130	JPMorgan Chase & Co.	4,519,157
304	London Stock Exchange Group PLC (United Kingdom)	4,159
1,700	Marketaxess Holdings, Inc.(a)	20,485
67	Nationale a Portefeuille SA (Belgium)	3,645
282	OKO Bank PLC (Finland)	3,219
55	Pargesa Holding SA (Switzerland)	4,750
42,800	PHH Corp.(a)(b)	849,152
1,400	PICO Holdings, Inc.(a)	46,690
2,000	Singapore Exchange Ltd. (Singapore)	11,890

		11,291,090

Diversified Telecommunication Services 2.0%
135,210	AT&T, Inc.	3,652,022
1,000	Atlantic Tele-Network, Inc.	53,420
311	Belgacom SA (Belgium)	12,115
15,813	BT Group PLC, Class A (United Kingdom)	32,853
4,183	Cable & Wireless PLC (United Kingdom)	9,593

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Telecommunication Services (cont’d.)
37,000	CenturyTel, Inc.	$1,243,200
5,788	Deutsche Telekom AG (Germany)	79,236
272	Elisa OYJ (Finland)	5,580
3,737	France Telecom SA (France)	99,555
500	Hellenic Telecommunications Organization SA (Greece)	8,268
300	HickoryTech Corp.	2,565
33	Iliad SA (France)	3,718
3,500	Koninklijke KPN N.V. (Netherlands)	58,055
1,000	Nippon Telegraph & Telephone Corp. (Japan)	46,152
8,000	PCCW Ltd. (Hong Kong)	2,078
1,190	Portugal Telecom, SGPS SA (Portugal)	12,599
600	Premiere Global Services, Inc.(a)	4,986
16,000	Singapore Telecommunications Ltd. (Singapore)	36,767
700	SureWest Communications(a)	8,694
49	Swisscom AG (Switzerland)	17,530
623	Tele2 AB, Class B (Sweden)	8,266
3,775	Telecom Corp. of New Zealand Ltd. (New Zealand)	7,243
20,491	Telecom Italia SpA (Italy)	35,953
12,304	Telecom Italia SpA-RSP (Italy)	15,124
8,646	Telefonica SA (Spain)	238,557
657	Telekom Austria AG (Austria)	11,845
1,715	Telenor ASA (Norway)	19,864
4,584	Teliasonera AB (Sweden)	30,116
8,982	Telstra Corp. Ltd. (Australia)	25,868
87,850	Verizon Communications, Inc.	2,659,220

		8,441,042

Electric Utilities 0.9%
52	Acciona SA (Spain)	7,077
200	ALLETE, Inc.	6,714
8,900	American Electric Power Co., Inc.	275,811
27	BKW FMB Energie AG (Switzerland)	2,342
1,400	Central Vermont Public Service Corp.	27,020
1,000	Cheung Kong Infrastructure Holdings Ltd. (Bermuda)	3,567
1,400	Chubu Electric Power Co., Inc. (Japan)	33,952
1,000	Chugoku Electric Power Co., Inc. (The) (Japan)	21,974
4,000	CLP Holdings Ltd. (Hong Kong)	27,121
613	Contact Energy Ltd. (New Zealand)	2,545
9,800	Duke Energy Corp.(b)	154,252
3,881	E.ON AG (Germany)	165,154

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	27

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electric Utilities (cont’d.)
484	EDF SA (France)	$28,713
14,300	Edison International	480,194
3,733	EDP—Energias de Portugal SA (Portugal)	17,098
1,200	El Paso Electric Co.(a)	21,204
1,300	Empire District Electric Co. (The)	23,517
13,440	ENEL SpA (Italy)	85,308
6,700	Exelon Corp.	332,454
907	Fortum OYJ (Finland)	23,254
10,900	FPL Group, Inc.	602,007
400	Hokkaido Electric Power Co., Inc. (Japan)	8,311
3,000	Hong Kong Electric Holdings Ltd. (Hong Kong)	16,438
7,507	Iberdrola SA (Spain)	73,657
1,600	Kansai Electric Power Co., Inc. (The) (Japan)	38,620
800	Kyushu Electric Power Co., Inc. (Japan)	18,123
23,100	Pepco Holdings, Inc.	343,728
2,600	PNM Resources, Inc.	30,368
21,500	PPL Corp.	652,310
237	Public Power Corp. SA (Greece)	5,275
221	Red Electrica Corp. SA (Spain)	11,309
1,879	Scottish & Southern Energy PLC (United Kingdom)	35,225
2,706	SP AusNet, Class Miscellaneous (Australia)	2,106
2,656	Terna Rete Elettrica Nazionale SpA (Italy)	10,358
900	Tohoku Electric Power Co., Inc. (Japan)	20,032
2,500	Tokyo Electric Power Co., Inc. (The) (Japan)	65,502
157	Verbund—Oesterreichische Elektrizitaetswirtschafts AG, Class A (Austria)	7,938

		3,680,578

Electrical Equipment 0.2%
4,506	ABB Ltd. (Switzerland)	90,442
413	Alstom SA (France)	30,140
3,100	AO Smith Corp.	118,110
1,500	AZZ, Inc.(a)	60,255
1,000	Brady Corp., Class A	28,720
3,000	Emerson Electric Co.	120,240
2,000	Enersys(a)	44,240
1,000	Furukawa Electric Co. Ltd. (Japan)	4,046
373	Gamesa Corp. Tecnologica SA (Spain)	8,357
1,000	GS Yuasa Corp. (Japan)	9,113
215	Legrand SA (France)	5,981

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electrical Equipment (cont’d.)
700	LSI Industries, Inc.	$4,655
5,000	Mitsubishi Electric Corp. (Japan)	37,781
1,000	Panasonic Electric Works Co. Ltd. (Japan)	11,927
800	Powell Industries, Inc.(a)	30,712
203	Prysmian SpA (Italy)	3,808
400	Regal-Beloit Corp.	18,284
479	Renewable Energy Corp. ASA (Norway)(a)	4,204
477	Schneider Electric SA (France)	48,345
171	Solarworld AG (Germany)	4,199
1,500	Sumitomo Electric Industries Ltd. (Japan)	19,586
200	Ushio, Inc. (Japan)	3,482
416	Vestas Wind Systems A/S (Denmark)(a)	30,073
1,500	Vicor Corp.	11,580

		748,280

Electronic Equipment & Instruments 0.3%
500	Benchmark Electronics, Inc.(a)	9,000
5,500	Brightpoint, Inc.(a)	48,125
4,300	Checkpoint Systems, Inc.(a)	70,692
600	Citizen Holdings Co. Ltd. (Japan)	3,368
43,900	Corning, Inc.	672,109
4,400	CTS Corp.	40,920
3,000	DTS, Inc.(a)(b)	82,140
1,500	Electro Rent Corp.	17,280
4,000	Foxconn International Holdings Ltd. (China)(a)	2,615
1,300	Fujifilm Holdings Corp. (Japan)	38,820
100	Hirose Electric Co. Ltd. (Japan)	11,249
100	Hitachi High-Technologies Corp. (Japan)	2,086
7,000	Hitachi Ltd. (Japan)	21,493
800	Hoya Corp. (Japan)	18,848
300	Ibiden Co. Ltd. (Japan)	11,115
3,200	Insight Enterprises, Inc.(a)	39,072
100	Keyence Corp. (Japan)	21,305
300	Kyocera Corp. (Japan)	27,713
100	Mabuchi Motor Co. Ltd. (Japan)	5,081
1,800	Maxwell Technologies, Inc.(a)	33,174
3,900	Mercury Computer Systems, Inc.(a)	38,454
3,500	Methode Electronics, Inc.	30,345
200	Mitsumi Electric Co. Ltd. (Japan)	4,297
400	Murata Manufacturing Co. Ltd. (Japan)	18,886

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	29

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electronic Equipment & Instruments (cont’d.)
300	Nidec Corp. (Japan)	$24,287
1,000	Nippon Electric Glass Co. Ltd. (Japan)	9,100
400	Omron Corp. (Japan)	7,516
2,300	Rogers Corp.(a)	68,931
400	ScanSource, Inc.(a)	11,328
1,000	Shimadzu Corp. (Japan)	7,222
200	TDK Corp. (Japan)	11,523
5,800	Technitrol, Inc.	53,418
500	Yokogawa Electric Corp. (Japan)	4,419

		1,465,931

Energy Equipment & Services 0.8%
679	AMEC PLC (United Kingdom)	8,193
2,500	Bristow Group, Inc.(a)	74,225
7,300	Cal Dive International, Inc.(a)	72,197
600	Carbo Ceramics, Inc.	30,930
293	CIE Generale de Geophysique-Veritas (France)(a)	6,837
20,100	FMC Technologies, Inc.(a)	1,050,024
133	Fugro NV (Netherlands)	7,681
800	Gulfmark Offshore, Inc.(a)	26,192
40,800	Helix Energy Solutions Group, Inc.(a)	611,184
423	Petrofac Ltd. (United Kingdom)	6,676
541	Saipem SpA (Italy)	16,293
306	SBM Offshore N.V. (Netherlands)	6,506
23,700	Schlumberger Ltd.	1,412,520
570	Seadrill Ltd. (Bermuda)	11,901
212	Technip SA (France)	13,541
964	Tenaris SA (Luxembourg)	17,182
400	Willbros Group, Inc.(a)	6,092
335	WorleyParsons Ltd. (Australia)	8,738

		3,386,912

Food & Staples Retailing 1.4%
1,300	AEON Co. Ltd. (Japan)	12,399
1,600	Andersons, Inc. (The)	56,320
1,295	Carrefour SA (France)	58,747
4,300	Casey’s General Stores, Inc.	134,934
113	Casino Guichard Perrachon SA (France)	8,963
31	Colruyt SA (Belgium)	7,286
3,000	CVS Caremark Corp.	107,220

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Food & Staples Retailing (cont’d.)
205	Delhaize Group SA (Belgium)	$14,231
100	FamilyMart Co. Ltd. (Japan)	3,215
2,424	J Sainsbury PLC (United Kingdom)	12,590
450	Jeronimo Martins SGPS SA (Portugal)	3,941
135	Kesko OYJ, Class B (Finland)	4,524
2,434	Koninklijke Ahold N.V. (Netherlands)	29,278
74,898	Kroger Co. (The)	1,545,895
100	Lawson, Inc. (Japan)	4,642
1,562	Metcash Ltd. (Australia)	6,192
232	Metro AG (Germany)	13,128
2,000	Olam International Ltd. (Singapore)	3,523
2,000	Pantry, Inc. (The)(a)	31,360
600	PriceSmart, Inc.	11,250
1,600	Seven & I Holdings Co. Ltd. (Japan)	38,188
16,130	Tesco PLC (United Kingdom)	103,010
65,600	Wal-Mart Stores, Inc.	3,220,304
7,800	Weis Markets, Inc.	249,210
2,052	Wesfarmers Ltd. (Australia)	47,820
310	Wesfarmers Ltd. (Australia)	7,237
4,100	Whole Foods Market, Inc.(a)	125,009
900	Winn-Dixie Stores, Inc.(a)	11,808
4,296	WM Morrison Supermarkets PLC (United Kingdom)	19,039
2,509	Woolworths Ltd. (Australia)	64,669

		5,955,932

Food Products 1.4%
1,000	Ajinomoto Co., Inc. (Japan)	10,015
3,500	American Italian Pasta Co., Class A(a)	95,130
7,200	Archer-Daniels-Midland Co.	210,384
166	Aryzta AG (Switzerland)(a)	6,728
727	Associated British Foods PLC (United Kingdom)	9,841
2,700	B&G Foods, Inc., Class A	22,113
2,789	Cadbury PLC (United Kingdom)	35,792
1,600	Calavo Growers, Inc.	30,368
4,900	Chiquita Brands International, Inc.(a)	79,184
17,900	Dean Foods Co.(a)	318,441
1,000	Fresh Del Monte Produce, Inc. (Cayman Islands)(a)	22,610
18,700	General Mills, Inc.	1,203,906
14,000	Golden Agri-Resources Ltd. (Singapore)	4,239
2,628	Goodman Fielder Ltd. (Australia)	3,861

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	31

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Food Products (cont’d.)
1,123	Groupe Danone SA (France)	$67,673
14,500	Kellogg Co.	713,835
286	Kerry Group PLC, Class A (Ireland)	8,182
36,800	Kraft Foods, Inc., Class A	966,736
2,000	Lancaster Colony Corp.	102,540
2	Lindt & Spruengli AG (Switzerland)	4,856
7,288	Nestle SA (Switzerland)	310,565
500	Nisshin Seifun Group, Inc. (Japan)	6,975
200	Nissin Foods Holdings Co. Ltd. (Japan)	7,669
3,477	Parmalat SpA (Italy)	9,611
10,100	Sanderson Farms, Inc.	380,164
32,700	Sara Lee Corp.	364,278
135	Suedzucker AG (Germany)	2,730
52,900	Tyson Foods, Inc., Class A	668,127
3,326	Unilever NV (Netherlands)	95,858
2,621	Unilever PLC (United Kingdom)	74,476
3,000	Wilmar International Ltd. (Singapore)	13,364
200	Yakult Honsha Co. Ltd. (Japan)	5,336

		5,855,587

Gas Utilities 0.1%
800	Chesapeake Utilities Corp.	24,792
366	Enagas (Spain)	7,648
457	Gas Natural SDG SA (Spain)	10,098
8,000	Hong Kong & China Gas Co. Ltd. (Hong Kong)	20,162
800	New Jersey Resources Corp.	29,048
600	Nicor, Inc.	21,954
4,000	Osaka Gas Co. Ltd. (Japan)	14,007
900	Piedmont Natural Gas Co., Inc.	21,546
3,063	Snam Rete Gas SpA (Italy)	14,904
1,000	South Jersey Industries, Inc.	35,300
1,000	Southwest Gas Corp.	25,580
1,000	Toho Gas Co. Ltd. (Japan)	4,560
5,000	Tokyo Gas Co. Ltd. (Japan)	20,742
2,900	WGL Holdings, Inc.	96,106

		346,447

Healthcare Equipment & Supplies 1.2%
700	Abaxis, Inc.(a)	18,725
36,600	American Medical Systems Holdings, Inc.(a)(b)	619,272

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Equipment & Supplies (cont’d.)
200	Atrion Corp.	$28,880
9,300	Baxter International, Inc.	530,193
28	BioMerieux (France)	3,077
12,500	Boston Scientific Corp.(a)	132,375
3,500	Cantel Medical Corp.(a)	52,710
7,500	Carefusion Corp.(a)	163,500
409	CIE Generale D’optique Essilor International SA (France)	23,309
114	Cochlear Ltd. (Australia)	6,705
46	Coloplast A/S, Class B (Denmark)	3,848
1,700	DexCom, Inc.(a)	13,481
58	Fresenius Se (Germany)	2,843
409	Getinge AB, Class B (Sweden)	6,864
1,100	Haemonetics Corp.(a)	61,732
14,800	Hospira, Inc.(a)	660,080
5,200	ICU Medical, Inc.(a)	191,672
3,000	Intuitive Surgical, Inc.(a)(b)	786,750
4,400	Invacare Corp.	98,032
1,400	Kensey Nash Corp.(a)	40,530
1,600	Medical Action Industries, Inc.(a)	19,312
24,300	Medtronic, Inc.	894,240
11,200	Meridian Bioscience, Inc.	280,112
400	Neogen Corp.(a)	12,916
254	Nobel Biocare Holding AG (Switzerland)	8,407
1,500	Orthofix International NV (Netherlands)(a)	44,085
600	Quidel Corp.(a)	9,738
1,100	Sirona Dental Systems, Inc.(a)	32,725
1,805	Smith & Nephew PLC (United Kingdom)	16,169
95	Sonova Holding AG (Switzerland)	9,580
3,300	Steris Corp.	100,485
16	Straumann Holding AG (Switzerland)	4,142
121	Synthes, Inc.	14,583
300	Terumo Corp. (Japan)	16,453
900	Thoratec Corp.(a)	27,243
1,100	Vascular Solutions, Inc.(a)	9,097
1,700	West Pharmaceutical Services, Inc.	69,037
48	William Demant Holding (Denmark)(a)	3,567
500	Young Innovations, Inc.	13,155

		5,029,624

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	33

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Providers & Services 1.4%
100	Alfresa Holdings Corp. (Japan)	$4,075
1,000	Allied Healthcare International, Inc.(a)	2,800
1,800	America Service Group, Inc.	29,772
1,900	American Dental Partners, Inc.(a)	26,600
1,800	AMERIGROUP Corp.(a)	39,906
800	AMN Healthcare Services, Inc.(a)	7,608
2,200	AmSurg Corp., Class A(a)	46,706
2,400	Bio-Reference Labs, Inc.(a)	82,560
174	Celesio AG (Germany)	4,817
2,500	Centene Corp.(a)	47,350
600	Chemed Corp.	26,334
500	Ensign Group, Inc. (The)	7,015
390	Fresenius Medical Care AG & Co. KGAA (Germany)	19,450
14,500	HealthSouth Corp.(a)(b)	226,780
2,500	HealthSpring, Inc.(a)	30,625
900	Laboratory Corp. of America Holdings(a)	59,130
13,800	Lincare Holdings, Inc.(a)(b)	431,250
2,300	Magellan Health Services, Inc.(a)	71,438
27,600	Medco Health Solutions, Inc.(a)	1,526,556
300	Medipal Holdings Corp. (Japan)	4,215
1,100	Molina Healthcare, Inc.(a)	22,759
200	MWI Veterinary Supply, Inc.(a)	7,990
2,400	Owens & Minor, Inc.	108,600
800	PSS World Medical, Inc.(a)	17,464
3,100	Psychiatric Solutions, Inc.(a)	82,956
14,700	Quest Diagnostics, Inc.	767,193
100	RehabCare Group, Inc.(a)	2,169
745	Sonic Healthcare Ltd. (Australia)	9,315
100	Suzuken Co. Ltd. (Japan)	3,448
200	Triple-S Management Corp., Class B (Puerto Rico)(a)	3,354
60,300	UnitedHealth Group, Inc.	1,509,912
1,200	US Physical Therapy, Inc.(a)	18,084
10,000	WellPoint, Inc.(a)	473,600

		5,721,831

Healthcare Technology
2,900	AMICAS, Inc.(a)	10,440
2,600	MedAssets, Inc.(a)	58,682
800	Transcend Services, Inc.(a)	13,976

		83,098

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 0.6%
192	Accor SA (France)	$10,688
795	Aristocrat Leisure Ltd. (Australia)	3,663
208	Autogrill SpA (Italy)	2,514
1,100	Bally Technologies, Inc.(a)	42,207
300	BJ’s Restaurants, Inc.(a)	4,497
1,900	Bob Evans Farms, Inc.	55,214
331	Carnival PLC (United Kingdom)	11,278
3,600	Cheesecake Factory, Inc. (The)(a)	66,672
300	Churchill Downs, Inc.	11,550
3,772	Compass Group PLC (United Kingdom)	23,046
1,000	Crown Ltd. (Australia)	7,881
1,000	Denny’s Corp.(a)	2,660
8,000	Genting Singapore PLC (Hong Kong)(a)	6,339
525	Intercontinental Hotels Group PLC (United Kingdom)	6,817
1,228	Ladbrokes PLC (United Kingdom)	3,678
93	Lottomatica SpA (Italy)	2,083
32,868	McDonald’s Corp.	1,875,777
456	OPAP SA (Greece)	11,758
100	Oriental Land Co. Ltd. (Japan)	7,036
1,800	Papa John’s International, Inc.(a)	44,226
1,100	Peet’s Coffee & Tea, Inc.(a)	31,053
1,800	PF Chang’s China Bistro, Inc.(a)	61,146
2,000	Shangri-La Asia Ltd. (Bermuda)	3,761
1,174	Sky City Entertainment Group Ltd. (New Zealand)	2,748
192	Sodexo (France)	11,503
1,233	Tabcorp Holdings Ltd. (Australia)	7,749
2,464	Tatts Group Ltd. (Australia)	5,526
4,800	Texas Roadhouse, Inc., Class A(a)	50,976
876	Thomas Cook Group PLC (United Kingdom)	3,252
283	TUI AG (Germany)	2,932
1,141	TUI Travel PLC (United Kingdom)	4,643
356	Whitbread PLC (United Kingdom)	6,918

		2,391,791

Household Durables 0.4%
254	Berkeley Group Holdings PLC (United Kingdom)(a)	3,597
400	Blyth, Inc.	15,492
500	Casio Computer Co. Ltd. (Japan)	4,081
489	Electrolux AB (Sweden)	11,188
832	Husqvarna AB, Class B (Sweden)	5,776

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	35

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Household Durables (cont’d.)
73,200	Leggett & Platt, Inc.	$1,420,080
200	Makita Corp. (Japan)	6,321
4,000	Matsushita Electric Industrial Co. Ltd. (Japan)	58,536
100	Rinnai Corp. (Japan)	4,711
3,000	Sanyo Electric Co. Ltd. (Japan)(a)	7,095
1,000	Sekisui Chemical Co. Ltd. (Japan)	5,798
1,000	Sekisui House Ltd. (Japan)	9,003
2,000	Sharp Corp. (Japan)	22,190
2,100	Sony Corp. (Japan)	61,536
6,600	Tempur-Pedic International, Inc.	125,004
2,600	Tupperware Brands Corp.	103,792
1,800	Universal Electronics, Inc.(a)	36,756

		1,900,956

Household Products 1.2%
11,767	Colgate-Palmolive Co.	897,587
265	Henkel AG & Co. KGAA (Germany)	9,605
1,000	KAO Corp. (Japan)	24,692
19,800	Kimberly-Clark Corp.	1,167,804
1,500	Orchids Paper Products Co.(a)	30,000
51,575	Procter & Gamble Co. (The)	2,987,224
1,237	Reckitt Benckiser Group PLC (United Kingdom)	60,454
100	Unicharm Corp. (Japan)	9,482

		5,186,848

Independent Power Producers & Energy Traders 0.4%
46,300	Constellation Energy Group, Inc.	1,498,731
745	Drax Group PLC (United Kingdom)	5,614
300	Electric Power Development Co. Ltd. (Japan)	9,498
1,725	Iberdrola Renovables SA (Spain)	8,482
3,106	International Power PLC (United Kingdom)	14,345
10,500	Mirant Corp.(a)	172,515

		1,709,185

Industrial Conglomerates 1.4%
23,000	3M Co.(b)	1,697,400
2,495	CSR Ltd. (Australia)	4,129
2,000	Fraser And Neave Ltd. (Singapore)	5,605
240,550	General Electric Co.	3,949,831

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Industrial Conglomerates (cont’d.)
2,000	Hankyu Hanshin Holdings, Inc. (Japan)	$9,583
4,000	Hutchison Whampoa Ltd. (Hong Kong)	28,767
3,000	Keppel Corp. Ltd. (Singapore)	17,141
1,985	Koninklijke Philips Electronics NV (Netherlands)	48,335
2,000	NWS Holdings Ltd. (Hong Kong)	3,858
1,576	Orkla ASA (Norway)	14,857
1,100	Raven Industries, Inc.	29,403
2,000	SembCorp Industries Ltd. (Singapore)	4,780
1,601	Siemens AG (Germany)	149,332
794	Smiths Group PLC (United Kingdom)	11,275
1,799	Tomkins PLC (United Kingdom)	5,422
4,200	Tredegar Corp.	60,900

		6,040,618

Insurance 1.6%
380	Admiral Group PLC (United Kingdom)	7,026
3,190	AEGON NV (Netherlands)	27,080
24,100	Aflac, Inc.	1,030,034
1,000	AIOI Insurance Co. Ltd. (Japan)	5,080
864	Alleanza Assicurazioni SpA (Italy)	7,795
925	Allianz SE (Germany)	116,545
9,800	Allied World Assurance Co. Holdings Ltd. (Bermuda)	469,714
800	American Physicians Capital, Inc.	23,048
400	American Physicians Service Group, Inc.	9,216
800	Amerisafe, Inc.(a)	13,800
4,112	AMP Ltd. (Australia)	23,575
2,200	Amtrust Financial Services, Inc.	25,102
5,200	Argo Group International Holdings Ltd. (Bermuda)(a)	175,136
2,159	Assicurazioni Generali SpA (Italy)	59,175
5,592	Aviva PLC (United Kingdom)	40,046
2,078	AXA Asia Pacific Holdings Ltd. (Australia)	7,976
3,199	AXA SA (France)	86,604
102	Baloise Holding AG (Switzerland)	9,744
14,800	Chubb Corp.	746,068
76	CNP Assurances (France)	7,744
10,500	Conseco, Inc.(a)	55,230
1,462	Corporacion Mapfree (Spain)	6,540
100	EMC Insurance Group, Inc.	2,113
17,600	Endurance Specialty Holdings Ltd.	641,872
600	Enstar Group Ltd. (Bermuda)(a)	37,362

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	37

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Insurance (cont’d.)
8,100	Flagstone Reinsurance Holdings Ltd. (Bermuda)	$91,368
127	Fondiaria-SAI SpA (Italy)	2,671
4,562	Fortis Group (Belgium)	21,369
1,000	FPIC Insurance Group, Inc.(a)	33,550
4,748	Friends Provident Group PLC (United Kingdom)	6,313
6,800	Greenlight Capital RE Ltd., Class A (Cayman Islands)(a)	127,840
123	Hannover Rueckversicherung AG (Germany)	5,639
2,800	Hilltop Holdings, Inc.(a)	34,328
3,229	Insurance Australia Group Ltd. (Australia)	10,734
500	Kansas City Life Insurance Co.	15,570
11,968	Legal & General Group PLC (United Kingdom)	16,793
447	Mediolanum SpA (Italy)	3,110
1,000	Mitsui Sumitomo Insurance Group Holdings, Inc. (Japan)	27,394
27,000	Montpelier RE Holdings Ltd. (Bermuda)	440,640
421	Muenchener Rueckversicherungs AG (Germany)	67,337
400	National Interstate Corp.	7,000
1,000	Nipponkoa Insurance Co. Ltd. (Japan)	6,238
600	NYMAGIC, Inc.	10,356
10,774	Old Mutual PLC (United Kingdom)	17,219
2,800	PartnerRe Ltd. (Bermuda)	215,432
6,700	Platinum Underwriters Holdings Ltd. (Bermuda)	240,128
700	PMA Capital Corp., Class A(a)	3,983
700	ProAssurance Corp.(a)	36,533
5,153	Prudential PLC (United Kingdom)	49,535
2,047	QBE Insurance Group Ltd. (Australia)	43,282
700	RLI Corp.	36,946
6,806	RSA Insurance Group PLC (United Kingdom)	14,554
858	Sampo OYJ, Class A (Finland)	21,608
338	SCOR SE (France)	9,239
1,800	Selective Insurance Group	28,314
2,000	Sompo Japan Insurance, Inc. (Japan)	13,383
4,518	Standard Life PLC (United Kingdom)	15,813
400	Stewart Information Services Corp.	4,948
2,567	Suncorp-Metway Ltd. (Australia)	20,037
61	Swiss Life Holding AG (Switzerland)	7,217
705	Swiss Reinsurance (Switzerland)	31,825
500	T&D Holdings, Inc. (Japan)	13,475
1,500	Tokio Marine Holdings, Inc. (Japan)	43,219
29	Topdanmark A/S (Denmark)(a)	4,384
1,300	Transatlantic Holdings, Inc.	65,221

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Insurance (cont’d.)
14,600	Travelers Cos., Inc. (The)	$718,758
49	TrygVesta AS (Denmark)	3,747
1,511	Unipol SpA (Italy)	2,293
4,600	United America Indemnity Ltd., Class A (Cayman Islands)(a)	33,994
17,000	Unum Group(b)	364,480
78	Vienna Insurance Group (Austria)	4,452
300	Zurich Financial Services AG (Switzerland)	71,360

		6,697,254

Internet & Catalog Retail 0.1%
600	Amazon.com, Inc.(a)	56,016
400	Blue Nile, Inc.(a)	24,848
1,792	Home Retail Group PLC (United Kingdom)	7,787
200	HSN, Inc.(a)	3,256
3,200	Overstock.com, Inc.(a)	46,944
10,600	PetMed Express, Inc.(b)	199,810
15	Rakuten, Inc. (Japan)	9,985
3,700	Shutterfly, Inc.(a)	61,531

		410,177

Internet Software & Services 0.9%
9,000	Art Technology Group, Inc.(a)	34,740
2,000	Chordiant Software, Inc.(a)	7,780
1,500	Constant Contact, Inc.(a)	28,875
6,400	DealerTrack Holdings, Inc.(a)	121,024
1,600	Digital River, Inc.(a)	64,512
12,300	EarthLink, Inc.	103,443
6,300	Google, Inc., Class A(a)	3,123,855
12,500	j2 Global Communications, Inc.(a)	287,625
3,800	Keynote Systems, Inc.(a)	35,834
1,900	ModusLink Global Solutions, Inc.(a)	15,371
1,400	S1 Corp.(a)	8,652
2,700	Switch & Data Facilities Co., Inc.(a)	36,747
257	United Internet AG (Germany)	3,877
400	ValueClick, Inc.(a)	5,276
30	Yahoo! Japan Corp. (Japan)	10,165

		3,887,776

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	39

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

IT Services 1.0%
93	ATOS Origin SA (France)	$4,695
500	CACI International, Inc., Class A(a)	23,635
298	Capital Gemini SA (France)	15,609
908	Computershare Ltd. (Australia)	8,912
4,400	CSG Systems International, Inc.(a)	70,444
200	CyberSource Corp.(a)	3,334
1,600	Euronet Worldwide, Inc.(a)	38,448
3,400	Fidelity National Information Services, Inc.	86,734
9,000	Fiserv, Inc.(a)	433,800
800	Gartner, Inc.(a)	14,616
3,600	iGATE Corp.	30,888
201	Indra Sistemas SA (Spain)	5,012
5,500	InfoGroup, Inc.(a)	38,555
100	ITOCHU Techno-Solutions Corp. (Japan)	3,073
4,000	Lionbridge Technologies, Inc.(a)	10,400
400	ManTech International Corp., Class A(a)	18,864
8,100	MasterCard, Inc., Class A	1,637,415
1,500	NCI, Inc., Class A(a)	42,990
200	Nomura Research Institute Ltd. (Japan)	4,751
3	NTT Data Corp. (Japan)	9,580
20	OBIC Co. Ltd. (Japan)	3,375
3,500	Online Resources Corp.(a)	21,595
1,400	RightNow Technologies, Inc.(a)	20,216
2,500	StarTek, Inc.(a)	21,700
1,600	Syntel, Inc.	76,368
2,600	Teletech Holdings, Inc.(a)	44,356
1,900	VeriFone Holdings, Inc.(a)	30,191
2,200	Virtusa Corp.(a)	20,878
76,900	Western Union Co. (The)	1,454,948
1,100	Wright Express Corp.(a)	32,461

		4,227,843

Leisure Equipment & Products 0.1%
4,200	Hasbro, Inc.	116,550
400	Namco Bandai Holdings, Inc. (Japan)	4,086
1,000	Nikon Corp. (Japan)	18,213
200	Polaris Industries, Inc.	8,156
800	Pool Corp.	17,776
100	Sankyo Co. Ltd. (Japan)	6,242
400	Sega Sammy Holdings, Inc. (Japan)	5,186

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Leisure Equipment & Products (cont’d.)
100	Shimano, Inc. (Japan)	$4,301
51,200	Smith & Wesson Holding Corp.(a)(b)	267,776
200	Sport Supply Group, Inc.	2,038
3,300	Sturm, Ruger & Co., Inc.	42,702
300	Yamaha Corp. (Japan)	3,539

		496,565

Life Sciences Tools & Services 0.5%
600	Accelrys, Inc.(a)	3,480
700	Cambrex Corp.(a)	4,410
700	Dionex Corp.(a)	45,479
93	Lonza Group AG (Switzerland)	10,141
6,500	Millipore Corp.(a)(b)	457,145
405	Qiagen NV (Netherlands)(a)	8,594
19,200	Thermo Fisher Scientific, Inc.(a)	838,464
10,200	Waters Corp.(a)	569,772

		1,937,485

Machinery 0.6%
701	ALFA Laval AB (Sweden)	8,225
1,000	Amada Co. Ltd. (Japan)	6,714
1,200	Ampco-Pittsburgh Corp.	31,908
1,371	Atlas Copco AB, Class A (Sweden)	17,660
797	Atlas Copco AB, Class B (Sweden)	9,089
2,200	Chart Industries, Inc.(a)	47,498
200	CLARCOR, Inc.	6,272
2,500	Colfax Corp.(a)	26,575
8,000	Danaher Corp.(b)	538,560
400	Fanuc Ltd. (Japan)	35,724
22,200	Federal Signal Corp.	159,618
1,300	Flowserve Corp.	128,102
319	GEA Group AG (Germany)	6,694
1,000	Hino Motors Ltd. (Japan)	3,787
200	Hitachi Construction Machinery Co. Ltd. (Japan)	4,277
3,000	IHI Corp. (Japan)	6,068
8,100	Illinois Tool Works, Inc.	345,951
1,636	Invensys PLC (United Kingdom)	7,611
1,000	Japan Steel Works Ltd. (The) (Japan)	11,457
2,700	John Bean Technologies Corp.	49,059
400	JTEKT Corp. (Japan)	4,643

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	41

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Machinery (cont’d.)
3,000	Kawasaki Heavy Industries Ltd. (Japan)	$7,600
1,900	Komatsu Ltd. (Japan)	35,457
314	Kone OYJ, Class B (Finland)	11,543
200	K-Tron International, Inc.(a)	19,042
2,000	Kubota Corp. (Japan)	16,570
200	Kurita Water Industries Ltd. (Japan)	7,160
216	MAN AG (Germany)	18,033
260	Metso OYJ (Finland)	7,317
900	Miller Industries, Inc.(a)	9,900
1,000	Minebea Co. Ltd. (Japan)	4,577
6,000	Mitsubishi Heavy Industries Ltd. (Japan)	22,646
2,000	Mitsui Engineering & Shipbuilding Co. Ltd. (Japan)	5,173
500	NACCO Industries, Inc., Class A	30,035
1,000	NGK Insulators Ltd. (Japan)	23,072
500	Nordson Corp.	28,045
1,000	NSK Ltd. (Japan)	6,180
1,000	NTN Corp. (Japan)	4,137
7,000	Pall Corp.	225,960
1,100	Robbins & Myers, Inc.	25,828
2,059	Sandvik AB (Sweden)	22,742
453	Scania AB, Class B (Sweden)	5,621
44	Schindler Holding AG (Switzerland)	3,100
99	Schindler Holding AG (Switzerland)	6,788
2,000	SembCorp Marine Ltd. (Singapore)	4,478
792	SKF AB, Class B (Sweden)	12,440
100	SMC Corp. (Japan)	12,250
1,000	Sumitomo Heavy Industries Ltd. (Japan)	4,850
300	Tecumseh Products Co., Class A(a)	3,399
5,000	Tennant Co.	145,300
200	THK Co. Ltd. (Japan)	3,908
5,900	Toro Co.(b)	234,643
110	Vallourec (France)	18,640
899	Volvo AB, Class A (Sweden)	8,060
2,222	Volvo AB, Class B (Sweden)	20,558
171	Wartsila OYJ (Finland)	6,851
1,500	Watts Water Technologies, Inc., Class A	45,375
272	Zardoya Otis SA (Spain)	5,903

		2,528,673

See Notes to Financial Statements.

42	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Marine
1	A.P. Moller—Maersk A/S, Class A (Denmark)	$6,684
2	A.P. Moller—Maersk A/S, Class B (Denmark)	13,760
4,100	Genco Shipping & Trading Ltd.	85,198
1,000	Kawasaki Kisen Kaisha Ltd. (Japan)	3,693
110	Kuehne & Nagel International AG (Switzerland)	9,559
2,000	Mitsui O.S.K. Lines Ltd. (Japan)	11,794
2,000	Neptune Orient Lines Ltd. (Singapore)	2,515
2,000	Nippon Yusen KK (Japan)	7,702

		140,905

Media 1.1%
2,326	British Sky Broadcasting Group PLC (United Kingdom)	21,245
1,900	Carmike Cinemas, Inc.	19,209
900	Cinemark Holdings, Inc.	9,324
132,500	Comcast Corp., Class A	2,237,925
300	Dentsu, Inc. (Japan)	6,974
21,200	DIRECTV Group, Inc. (The)(a)(b)	584,696
202	Eutelsat Communications (France)	6,140
4,322	Fairfax Media Ltd. (Australia)	6,514
1	Fuji Media Holdings, Inc. (Japan)	1,634
201	Gestevision Telecinco SA (Spain)	2,535
50	Hakuhodo DY Holdings, Inc. (Japan)	2,718
136	JC Decaux SA (France)	2,945
241	Lagardere SCA (France)	11,225
132	M6-Metropole Television (France)	3,471
1,447	Mediaset SpA (Italy)	10,122
16,000	News Corp., Class A	191,840
258	PagesJaunes Groupe (France)	3,345
1,654	Pearson PLC (United Kingdom)	20,380
240	Publicis Groupe (France)	9,627
1,478	Reed Elsevier NV (Netherlands)	16,676
2,475	Reed Elsevier PLC (United Kingdom)	18,523
164	Sanoma OYJ (Finland)	3,622
1,700	Scholastic Corp.	41,378
578	SES SA (Luxembourg)	13,110
3,000	Singapore Press Holdings Ltd. (Singapore)	8,196
240	Societe Television Francaise 1 (France)	4,218
1,000	Television Broadcasts Ltd. (Hong Kong)	4,299
18,766	Time Warner, Inc.	540,086
200	Toho Co. Ltd. (Japan)	3,375

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	43

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Media (cont’d.)
100	Tokyo Broadcasting System Holdings, Inc. (Japan)	$1,702
2,100	Viacom, Inc., Class B(a)	58,884
2,390	Vivendi (France)	73,953
24,475	Walt Disney Co. (The)	672,084
568	Wolters Kluwer NV (Netherlands)	12,131
1,400	World Wrestling Entertainment, Inc., Class A	19,614
2,558	WPP PLC (United Kingdom)	21,953

		4,665,673

Metals & Mining 0.7%
286	Acerinox SA (Spain)	6,148
4,982	Alumina Ltd. (Australia)	7,963
2,688	Anglo American PLC (United Kingdom)	85,616
805	Antofagasta PLC (United Kingdom)	9,771
1,753	Arcelormittal (Luxembourg)	65,543
6,852	BHP Billiton Ltd. (Australia)	225,982
4,506	Billiton PLC (United Kingdom)	122,998
3,723	BlueScope Steel Ltd. (Australia)	9,581
4,500	Brush Engineered Materials, Inc.(a)	110,070
2,000	Coeur D’alene Mines Corp.(a)	41,000
1,000	Daido Steel Co. Ltd. (Japan)	3,619
1,000	DOWA Holdings Co. Ltd. (Japan)	6,025
11	Eramet Group (France)	3,817
526	Eurasian Natural Resources Corp. (United Kingdom)	7,368
2,523	Fortescue Metals Group Ltd. (Australia)(a)	8,442
16,600	Freeport-McMoRan Copper & Gold, Inc.	1,138,926
366	Fresnillo PLC (Mexico)	4,516
1,000	JFE Holdings, Inc. (Japan)	34,195
437	Kazakhmys PLC (United Kingdom)	7,501
5,000	Kobe Steel Ltd. (Japan)	8,697
315	Lonmin PLC (United Kingdom)	8,427
2,000	Mitsubishi Materials Corp. (Japan)	5,499
1,000	Mitsui Mining & Smelting Co. Ltd. (Japan)	2,553
988	Newcrest Mining Ltd. (Australia)	27,806
7,300	Newmont Mining Corp.	321,346
10,000	Nippon Steel Corp. (Japan)	36,403
1,000	Nisshin Steel Co. Ltd. (Japan)	1,773
1,401	Norsk Hydro ASA (Norway)	9,324
2,707	OneSteel Ltd. (Australia)	7,197
100	Osaka Titanium Technologies Co. (Japan)	2,854

See Notes to Financial Statements.

44	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Metals & Mining (cont’d.)
242	Outokumpu OYJ (Finland)	$4,554
6,373	Oz Minerals Ltd. (Australia)	6,392
167	Randgold Resources Ltd. (Jersey)	11,679
122	Rautaruukki OYJ Corp. (Finland)	2,928
890	Rio Tinto Ltd. (Australia)	46,254
2,799	Rio Tinto PLC (United Kingdom)	119,369
80	Salzgitter AG (Germany)	7,794
298	Sims Metal Management Ltd. (Australia)	5,963
369	SSAB AB, Class A (Sweden)	5,717
170	SSAB Svenskt Stal AB, Class B (Sweden)	2,402
7,000	Sumitomo Metal Industries Ltd. (Japan)	17,152
1,000	Sumitomo Metal Mining Co. Ltd. (Japan)	16,334
683	ThyssenKrupp AG (Germany)	23,638
200	Tokyo Steel Manufacturing Co. Ltd. (Japan)	2,446
282	Vedanta Resources Ltd. (United Kingdom)	8,572
240	Voestalpine AG (Austria)	8,566
5,100	Worthington Industries, Inc.	70,890
3,893	Xstrata PLC (Switzerland)	57,395

		2,749,005

Multiline Retail 0.8%
4,100	99 Cents Only Stores(a)	55,145
2,300	Dillard’s, Inc., Class A	32,430
3,500	Dollar Tree, Inc.(a)	170,380
27,100	Family Dollar Stores, Inc.	715,440
500	Fred’s, Inc., Class A	6,365
1,085	Harvey Norman Holdings Ltd. (Australia)	4,105
1,000	Isetan Mitsukoshi Holdings Ltd. (Japan)	11,456
1,000	J Front Retailing Co. Ltd. (Japan)	6,003
1,000	Lifestyle International Holdings Ltd. (Hong Kong)	1,509
3,223	Marks & Spencer Group (United Kingdom)	18,651
500	Marui Group Co. Ltd. (Japan)	3,564
402	Next PLC (United Kingdom)	11,513
155	PPR (France)	19,867
1,000	Takashimaya Co. Ltd. (Japan)	7,968
49,800	Target Corp.	2,324,664

		3,389,060

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	45

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Multi-Utilities 0.6%
2,239	A2A SpA (Italy)	$4,400
152	Acea SpA (Italy)	1,990
914	AGL Energy Ltd. (Australia)	11,002
1,800	Avista Corp.	36,396
10,449	Centrica PLC (United Kingdom)	42,015
26,500	Dominion Resources, Inc.	914,250
2,464	GDF SUEZ (France)	109,415
4,967	National Grid PLC (United Kingdom)	47,946
300	Northwestern Corp.	7,329
23,800	Public Service Enterprise Group, Inc.	748,272
855	RWE AG (Germany)	79,675
10,900	Sempra Energy	542,929
550	SUEZ Environnement Co. (France)	12,564
1,391	United Utilities Group PLC (United Kingdom)	10,150
772	Veolia Environnement (France)	29,587

		2,597,920

Office Electronics
2,200	Canon, Inc. (Japan)	88,146
1,000	Konica Minolta Holdings, Inc. (Japan)	9,438
64	Neopost SA (France)	5,744
1,000	Ricoh Co. Ltd. (Japan)	14,524

		117,852

Oil, Gas & Consumable Fuels 5.6%
13,500	Anadarko Petroleum Corp.(b)	846,855
700	Approach Resources, Inc.(a)	6,356
2,200	Arena Resources, Inc.(a)	78,100
1,186	Arrow Energy Ltd. (Australia)(a)	4,460
2,100	Berry Petroleum Co., Class A	56,238
6,260	BG Group PLC (United Kingdom)	108,749
38,259	BP PLC (United Kingdom)	338,126
281	Cairn Energy PLC (United Kingdom)(a)	12,516
276	Caltex Australia Ltd. (Australia)	2,940
65,492	Chevron Corp.	4,612,602
59,500	ConocoPhillips	2,687,020
1,000	Cosmo Oil Co. Ltd. (Japan)	2,777
2,300	CVR Energy, Inc.(a)	28,612
17,100	Devon Energy Corp.	1,151,343
136	Energy Resources of Australia Ltd. (Australia)	3,014

See Notes to Financial Statements.

46	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
5,316	ENI SpA (Italy)	$132,869
126,554	Exxon Mobil Corp.	8,682,870
315	Galp Energia SGPS SA, Class B (Portugal)	5,449
6,900	General Maritime Corp.	53,406
4,800	GMX Resources, Inc.(a)	75,408
3,100	Gulfport Energy Corp.(a)	27,094
187	Hellenic Petroleum SA (Greece)	2,124
2	INPEX Holdings, Inc. (Japan)	16,967
454	Lundin Petroleum AB (Sweden)(a)	3,679
52,156	Marathon Oil Corp.	1,663,776
6,000	Mongolia Energy Co. Ltd. (Bermuda)(a)	2,116
3,500	Murphy Oil Corp.	201,495
262	Neste Oil OYJ (Finland)	4,838
2,000	Nippon Mining Holdings, Inc. (Japan)	9,801
3,000	Nippon Oil Corp. (Japan)	16,787
9,600	Occidental Petroleum Corp.	752,640
306	OMV AG (Austria)	12,345
1,785	Origin Energy Ltd. (Australia)	25,642
1,146	Paladin Energy Ltd. (Australia)(a)	4,526
600	Penn Virginia Corp.	13,746
1,496	Repsol YPF SA (Spain)	40,697
5,504	Royal Dutch Shell PLC, Class B (Netherlands)	152,703
7,240	Royal Dutch Shell PLC, Class A (Netherlands)	206,363
1,672	Santos Ltd. (Australia)	22,371
400	Showa Shell Sekiyu KK (Japan)	4,362
46,600	Spectra Energy Corp.	882,604
2,293	StatoilHydro ASA (Norway)	51,568
1,300	Stone Energy Corp.(a)	21,203
1,000	TonenGeneral Sekiyu K.K. (Japan)	9,757
4,325	Total SA (France)	256,990
1,637	Tullow Oil PLC (United Kingdom)	29,511
11,900	USEC, Inc.(a)	55,811
7,400	VAALCO Energy, Inc.	34,040
4,200	VENOCO, Inc.(a)	48,342
11,800	Western Refining, Inc.(a)	76,110
1,014	Woodside Petroleum Ltd. (Australia)	46,518
1,600	World Fuel Services Corp.	76,912

		23,663,148

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	47

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Paper & Forest Products
1,000	Clearwater Paper Corp.(a)	$41,330
108	Holmen AB, Class B (Sweden)	2,974
100	Nippon Paper Group, Inc. (Japan)	2,878
2,000	OJI Paper Co. Ltd. (Japan)	9,003
800	Schweitzer-Mauduit International, Inc.	43,488
1,188	Stora ENSO OYJ, Class R (Finland)	8,275
1,160	Svenska Cellulosa AB, Class B (Sweden)	15,724
1,062	UPM-Kymmene OYJ (Finland)	12,744
4,100	Wausau Paper Corp.	41,000

		177,416

Personal Products 0.1%
180	Beiersdorf AG (Germany)	10,562
489	L’Oreal SA (France)	48,624
3,000	Nu Skin Enterprises, Inc., Class A	55,590
800	Prestige Brands Holdings, Inc.(a)	5,632
12,400	Revlon, Inc., Class A(a)	60,264
1,000	Shiseido Co. Ltd. (Japan)	17,413
600	USANA Health Sciences, Inc.(a)	20,466

		218,551

Pharmaceuticals 4.2%
20,400	Abbott Laboratories	1,009,188
13,700	Allergan, Inc.	777,612
900	Astellas Pharma, Inc. (Japan)	36,903
2,956	AstraZeneca PLC (United Kingdom)	132,465
1,561	Bayer AG (Germany)	108,687
114,500	Bristol-Myers Squibb Co.	2,578,540
500	Chugai Pharmaceutical Co. Ltd. (Japan)	10,324
1,400	Daiichi Sankyo Co. Ltd. (Japan)	28,865
500	Eisai Co. Ltd. (Japan)	18,775
972	Elan Corp. PLC (Ireland)(a)	6,971
46,000	Eli Lilly & Co.	1,519,380
10,594	GlaxoSmithKline PLC (United Kingdom)	208,165
121	H. Lundbeck A/S (Denmark)	2,509
51	Ipsen SA (France)	2,794
7,900	ISTA Pharmaceuticals, Inc.(a)	35,234
63,300	Johnson & Johnson	3,854,337
1,000	Kyowa Hakko Kogyo Co. Ltd. (Japan)	12,635
300	Medicis Pharmaceutical Corp., Class A	6,405

See Notes to Financial Statements.

48	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
15,593	Merck & Co., Inc.(b)	$493,207
132	Merck KGAA (Germany)	13,127
4,318	Novartis AG (Switzerland)	216,046
914	Novo Nordisk A/S, Class B (Denmark)	57,226
1,100	Obagi Medical Products, Inc.(a)	12,760
182	Orion OYJ, Class B (Finland)	3,356
5,000	Par Pharmaceutical Cos., Inc.(a)	107,550
136,568	Pfizer, Inc.	2,260,200
1,100	POZEN, Inc.(a)	8,096
1,900	Questcor Pharmaceuticals, Inc.(a)	10,488
1,434	Roche Holding AG (Switzerland)	231,781
2,149	Sanofi-aventis (France)	157,710
4,200	Santarus, Inc.(a)	13,818
200	Santen Pharmaceutical Co. Ltd. (Japan)	7,344
36,600	Schering-Plough Corp.	1,033,950
1,000	Shionogi & Co. Ltd. (Japan)	23,655
1,144	Shire Ltd. (Ireland)	19,819
1,500	Takeda Pharmaceutical Co. Ltd. (Japan)	62,394
206	UCB SA (Belgium)	8,694
8,900	Valeant Pharmaceuticals International(a)(b)	249,734
16,300	Watson Pharmaceuticals, Inc.(a)	597,232
36,600	Wyeth	1,778,028

		17,716,004

Professional Services 0.2%
251	Adecco SA (Switzerland)	13,346
100	Bureau Veritas SA (France)	5,643
1,270	Capita Group PLC (The) (United Kingdom)	14,664
2,100	CRA International, Inc.(a)	57,309
11,400	Equifax, Inc.	332,196
2,094	Experian PLC (Ireland)	17,619
1,300	GP Strategies Corp.(a)	9,737
4,200	Kforce, Inc.(a)	50,484
208	Randstad Holding NV (Netherlands)	8,984
10	SGS SA (Switzerland)	13,461
1,200	VSE Corp.	46,812
8,500	Watson Wyatt Worldwide, Inc., Class A	370,260

		940,515

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	49

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Real Estate Investment Trusts 0.6%
1,100	American Capital Agency Corp.	$31,295
51,400	Annaly Capital Management, Inc.(b)	932,396
18,300	Anworth Mortgage Asset Corp.	144,204
3,000	Ascendas Real Estate Investment Trust (Singapore)	4,094
300	BioMed Realty Trust, Inc.	4,140
1,740	British Land Co. PLC (United Kingdom)	13,214
5,000	CapitaMall Trust (Singapore)	6,535
4,100	CapLease, Inc.	16,523
6,500	CBL & Associates Properties, Inc.	63,050
3,523	CFS Retail Property Trust (Australia)	6,220
4,100	Colonial Properties Trust	39,893
109	Corio NV (Netherlands)	7,518
4,600	DCT Industrial Trust, Inc.	23,506
6,200	Developers Diversified Realty Corp.	57,288
9,598	Dexus Property Group (Australia)	7,112
700	Equity Lifestyle Properties, Inc.	29,953
4,800	First Potomac Realty Trust	55,488
48	Fonciere des Regions (France)	5,590
38	Gecina SA (France)	4,532
200	Getty Realty Corp.	4,908
600	Gladstone Commercial Corp.	8,208
12,202	Goodman Group (Australia)	7,107
17,476	GPT Group (Australia)	10,510
1,420	Hammerson PLC (United Kingdom)	8,948
1,400	Investors Real Estate Trust	12,656
1	Japan Prime Realty Investment Corp., Class A (Japan)	2,422
1	Japan Real Estate Investment Corp., Class A (Japan)	8,163
1	Japan Retail Fund Investment Corp., Class A (Japan)	5,406
186	Klepierre (France)	7,378
1,544	Land Securities Group PLC (United Kingdom)	15,422
624	Liberty International PLC (United Kingdom)	4,787
4,500	Link REIT (The) (Hong Kong)	9,890
1,600	LTC Properties, Inc.	38,464
900	Medical Properties Trust, Inc.	7,029
27,100	MFA Financial, Inc.	215,716
5,155	Mirvac Group (Australia)	7,582
800	Monmouth Real Estate Investment Corp., Class A	5,568
800	National Health Investors, Inc.	25,320
2,700	National Retail Properties, Inc.	57,969
1	Nippon Building Fund, Inc., Class A (Japan)	8,902

See Notes to Financial Statements.

50	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Real Estate Investment Trusts (cont’d.)
1	Nomura Real Estate Office Fund, Inc., Class A (Japan)	$6,630
10,300	NorthStar Realty Finance Corp.	36,153
800	OMEGA Healthcare Investors, Inc.	12,816
1,300	Parkway Properties, Inc.	25,610
500	Potlatch Corp.	14,225
28,300	ProLogis	337,336
500	PS Business Parks, Inc.	25,660
8,600	Ramco-Gershenson Properties Trust	76,712
3,600	Redwood Trust, Inc.	55,800
1,499	Segro PLC (United Kingdom)	8,804
4,660	Stockland (Australia)	16,680
4,200	Sunstone Hotel Investors, Inc.	29,820
166	Unibail-Rodamco (France)	34,482
1,600	Walter Investment Management Corp.	25,632
4,183	Westfield Group (Australia)	51,057

		2,682,323

Real Estate Management & Development 0.1%
5,000	CapitaLand Ltd. (Singapore)	13,110
3,000	Cheung Kong Holdings Ltd. (Hong Kong)	37,927
1,000	Chinese Estates Holdings Ltd. (Hong Kong)	1,684
1,000	City Developments Ltd. (Singapore)	7,270
200	Daito Trust Construction Co. Ltd. (Japan)	8,719
1,000	Daiwa House Industry Co. Ltd. (Japan)	10,456
2,000	Forestar Group, Inc.(a)	34,360
2,000	Hang Lung Group Ltd. (Hong Kong)	9,969
4,000	Hang Lung Properties Ltd. (Hong Kong)	14,645
2,000	Henderson Land Development Co. Ltd. (Hong Kong)	13,099
1,000	Hopewell Holdings (Hong Kong)	3,130
1,000	Hysan Development Co. Ltd. (Hong Kong)	2,495
1,500	Kerry Properties Ltd. (Bermuda)	7,985
888	Lend Lease Corp. Ltd. (Australia)	8,270
300	Leopalace 21 Corp. (Japan)	2,402
2,000	Mitsubishi Estate Co. Ltd. (Japan)	31,288
2,000	Mitsui Fudosan Co. Ltd. (Japan)	33,677
5,000	New World Development Ltd. (Hong Kong)	10,710
2	NTT Urban Development Corp. (Japan)	1,832
4,000	Sino Land Co. Ltd. (Hong Kong)	7,126
1,000	Sumitomo Realty & Development Co. Ltd. (Japan)	18,216
3,000	Sun Hung KAI Properties Ltd. (Hong Kong)	44,065

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	51

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Real Estate Management & Development (cont’d.)
1,500	Swire Pacific Ltd. (Hong Kong)	$17,601
1,000	Tokyo Tatemono Co. Ltd. (Japan)	4,872
1,000	Tokyu Land Corp. (Japan)	3,978
1,000	UOL Group Ltd. (Singapore)	2,429
3,000	Wharf Holdings Ltd. (Hong Kong)	15,862
2,000	Wheelock & Co. Ltd. (Hong Kong)	6,535

		373,712

Road & Rail 0.3%
5,498	Asciano Group (Australia)	7,995
8,400	Avis Budget Group, Inc.(a)	112,224
4,600	Burlington Northern Santa Fe Corp.	367,218
3	Central Japan Railway Co. (Japan)	21,580
4,000	ComfortDelGro Corp. Ltd. (Singapore)	4,558
6,800	CON-Way, Inc.	260,576
3,100	Dollar Thrifty Automotive Group, Inc.(a)	76,229
427	DSV A/S (Denmark)	7,613
600	East Japan Railway Co. (Japan)	43,259
984	FirstGroup PLC (United Kingdom)	6,506
3,700	Heartland Express, Inc.	53,280
1,000	Keihin Electric Express Railway Co. Ltd. (Japan)	8,473
1,000	KEIO Corp. (Japan)	6,825
1,000	Keisei Electric Railway Co. Ltd. (Japan)	6,636
3,000	Kintetsu Corp. (Japan)	11,609
800	Marten Transport Ltd.(a)	13,648
3,000	MTR Corp. (Hong Kong)	10,396
2,000	Nippon Express Co. Ltd. (Japan)	8,118
1,000	Odakyu Electric Railway Co. Ltd. (Japan)	9,028
2,000	Tobu Railway Co. Ltd. (Japan)	12,206
2,000	Tokyu Corp. (Japan)	9,588
3,200	Union Pacific Corp.	186,720
600	Werner Enterprises, Inc.	11,178
3	West Japan Railway Co. (Japan)	11,354

		1,266,817

Semiconductors & Semiconductor Equipment 1.7%
6,900	Advanced Analogic Technologies, Inc.(a)	27,393
300	Advantest Corp. (Japan)	8,282
400	Amkor Technology, Inc.(a)	2,752
10,000	Applied Micro Circuits Corp.(a)	99,900

See Notes to Financial Statements.

52	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
500	ASM Pacific Technology Ltd. (Hong Kong)	$3,534
881	ASML Holding NV (Netherlands)	25,913
3,400	Atheros Communications, Inc.(a)	90,202
4,400	Broadcom Corp., Class A(a)(b)	135,036
16,500	Cirrus Logic, Inc.(a)	91,740
3,400	Diodes, Inc.(a)	61,506
3,200	DSP Group, Inc.(a)	26,048
200	Elpida Memory, Inc. (Japan)(a)	2,608
2,211	Infineon Technologies AG (Germany)(a)	12,586
195,200	Intel Corp.	3,820,064
4,900	Kopin Corp.(a)	23,520
900	Monolithic Power Systems, Inc.(a)	21,105
1,200	NetLogic Microsystems, Inc.(a)	54,000
1,600	NVE Corp.(a)	85,056
1,700	OmniVision Technologies, Inc.(a)	27,676
500	Power Integrations, Inc.	16,665
200	ROHM Co. Ltd. (Japan)	13,934
9,500	Semtech Corp.(a)	161,595
100	Shinko Electric Industries Co. Ltd. (Japan)	1,773
800	Skyworks Solutions, Inc.(a)	10,592
1,394	STMicroelectronics NV (Switzerland)	13,135
200	SUMCO Corp. (Japan)	4,528
86,500	Texas Instruments, Inc.	2,049,185
400	Tokyo Electron Ltd. (Japan)	25,436
6,200	Volterra Semiconductor Corp.(a)	113,894
3,900	Zoran Corp.(a)	44,928

		7,074,586

Software 2.4%
13,600	Adobe Systems, Inc.(a)	449,344
1,700	American Software, Inc., Class A	11,101
339	Autonomy Corp. PLC (United Kingdom)(a)	8,825
1,300	Blackboard, Inc.(a)	49,114
18,600	BMC Software, Inc.(a)	698,058
3,300	CommVault Systems, Inc.(a)	68,475
132	Dassault Systemes SA (France)	7,358
4,100	I2 Technologies, Inc.(a)	65,764
2,200	Interactive Intelligence, Inc.(a)	42,042
3,300	Jack Henry & Associates, Inc.	77,451
200	Konami Corp. (Japan)	4,065

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	53

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Software (cont’d.)
2,900	Manhattan Associates, Inc.(a)	$58,580
26,400	McAfee, Inc.(a)	1,156,056
15,100	Mentor Graphics Corp.(a)	140,581
162,013	Microsoft Corp.	4,194,517
100	MicroStrategy, Inc., Class A(a)	7,154
200	Nintendo Co. Ltd. (Japan)	51,002
32,300	Novell, Inc.(a)	145,673
1,200	OPNET Technologies, Inc.	13,116
57,500	Oracle Corp.	1,198,300
100	Oracle Corp. (Japan)	4,450
3,200	Pegasystems, Inc.	110,496
2,400	Quest Software, Inc.(a)	40,440
2,677	Sage Group PLC (The) (United Kingdom)	9,985
1,752	SAP AG (Germany)	86,016
76,500	Symantec Corp.(a)	1,259,955
4,200	Symyx Technologies, Inc.(a)	27,804
300	Synchronoss Technologies, Inc.(a)	3,741
11,500	THQ, Inc.(a)	78,660
4,900	TIBCO Software, Inc.(a)	46,501

		10,114,624

Specialty Retail 1.4%
2,200	America’s Car-Mart, Inc.(a)	52,690
2,500	AnnTaylor Stores Corp.(a)	39,725
3,000	Asbury Automotive Group, Inc.	38,040
1,100	AutoZone, Inc.(a)	160,842
18,900	Best Buy Co., Inc.	709,128
2,900	Cabela’s, Inc.(a)	38,686
840	Carphone Warehouse Group PLC (United Kingdom)	2,567
3,600	Charming Shoppes, Inc.(a)	17,676
54,400	Chico’s FAS, Inc.(a)	707,200
2,500	Esprit Holdings Ltd. (Hong Kong)	16,752
100	Fast Retailing Co. Ltd. (Japan)	12,631
22,500	Gap, Inc. (The)	481,500
1,000	Group 1 Automotive, Inc.	26,850
1,044	Hennes & Mauritz AB (H&M), Class B (Sweden)	58,629
100	Hikari Tsushin, Inc. (Japan)	2,180
48,500	Home Depot, Inc.	1,292,040
445	Inditex SA (Spain)	25,533
1,000	J. Crew Group, Inc.(a)	35,820

See Notes to Financial Statements.

54	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
600	JOS A Bank Clothiers, Inc.(a)	$26,862
4,820	Kingfisher PLC (United Kingdom)	16,400
2,500	Kirkland’s, Inc.(a)	35,625
3,700	Lithia Motors, Inc., Class A	57,683
300	Men’s Wearhouse, Inc. (The)	7,410
400	Monro Muffler Brake, Inc.	12,716
150	Nitori Co. Ltd. (Japan)	12,763
5,700	Rent-A-Center, Inc., Class A(a)	107,616
26,500	Sally Beauty Holdings, Inc.(a)	188,415
9,900	Sonic Automotive, Inc., Class A	103,950
40,100	TJX Cos., Inc.	1,489,715
2,200	Tractor Supply Co.(a)	106,524
900	ULTA Salon, Cosmetics & Fragrance, Inc.(a)	14,859
50	USS Co. Ltd. (Japan)	2,974
200	Yamada Denki Co. Ltd. (Japan)	13,493

		5,915,494

Textiles, Apparel & Luxury Goods 0.6%
395	Adidas AG (Germany)	21,000
398	Billabong International Ltd. (Australia)	4,204
884	Burberry Group PLC (UNITED KINGDOM)	7,113
3,900	Carter’s, Inc.(a)	104,130
130	Christian Dior SA (France)	12,841
54,500	Coach, Inc.	1,794,140
1,066	Compagnie Financiere Richemont SA (Switzerland)	30,119
1,900	FGX International Holdings Ltd. (British Virgin)(a)	26,505
4,000	Fossil, Inc.(a)	113,800
108	Hermes International (France)	15,938
2,600	Kenneth Cole Productions, Inc., Class A	26,078
237	Luxottica Group SpA (Italy)(a)	6,139
446	LVMH, Moet Hennessy Louis Vuitton SA (France)	44,857
2,500	Maidenform Brands, Inc.(a)	40,150
1,300	Oxford Industries, Inc.	25,610
300	Perry Ellis International, Inc.(a)	4,812
11	Puma AG Rudolf Dassler Sport (Germany)	3,647
2,300	Steven Madden Ltd.(a)	84,663
89	Swatch Group AG (Switzerland)	4,045
63	Swatch Group AG (The) (Switzerland)	14,840
1,400	True Religion Apparel, Inc.(a)	36,302
100	UniFirst Corp.	4,445

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	55

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods (cont’d.)
1,700	Warnaco Group, Inc. (The)(a)	$74,562
1,500	YUE Yuen Industrial Holdings Ltd. (Bermuda)	4,147

		2,504,087

Thrifts & Mortgage Finance 0.1%
3,800	Astoria Financial Corp.	41,952
1,800	Bank Mutual Corp.	15,912
6,100	Dime Community Bancshares	69,723
1,100	ESSA Bancorp, Inc.	14,531
900	First Defiance Financial Corp.	13,419
1,600	First Financial Holdings, Inc.	25,552
3,200	Flushing Financial Corp.	36,480
200	Meridian Interstate Bancorp, Inc.(a)	1,700
3,300	NewAlliance Bancshares, Inc.	35,310
400	North American Savings Bank Financial, Inc.	10,520
1,400	Ocwen Financial Corp.(a)	15,848
3,300	Radian Group, Inc.	34,914
8,700	Trustco Bank Corp. NY	54,375

		370,236

Tobacco 1.1%
92,600	Altria Group, Inc.	1,649,206
4,076	British American Tobacco (United Kingdom)	127,872
2,075	Imperial Tobacco Group (United Kingdom)	59,957
12	Japan Tobacco, Inc. (Japan)	41,027
31,300	Philip Morris International, Inc.	1,525,562
22,800	Reynolds American, Inc.	1,015,056
512	Swedish Match AB (Sweden)	10,282
1,000	Universal Corp.	41,820

		4,470,782

Trading Companies & Distributors 0.2%
668	Bunzl PLC (United Kingdom)	6,774
3,000	Itochu Corp. (Japan)	19,781
2,800	Kaman Corp.	61,544
3,000	Marubeni Corp. (Japan)	15,068
2,800	Mitsubishi Corp. (Japan)	56,314
4,000	Mitsui & Co. Ltd. (Japan)	52,039
3,000	Noble Group Ltd. (Singapore)	5,174
2,500	Sojitz Corp. (Japan)	4,740

See Notes to Financial Statements.

56	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Trading Companies & Distributors (cont’d.)
2,300	Sumitomo Corp. (Japan)	$23,597
300	Titan Machinery, Inc.(a)	3,756
400	Toyota Tsusho Corp. (Japan)	6,012
580	Wolseley PLC (United Kingdom)	13,969
8,000	WW Grainger, Inc.(b)	714,880

		983,648

Transportation Infrastructure
575	Abertis Infraestructuras SA (Spain)	13,051
61	Aeroports de Paris (France)	5,489
526	Atlantia SpA (Italy)	12,754
1,751	Auckland International Airport Ltd. (New Zealand)	2,348
368	Brisa Auto-Estradas de Portugal SA (Portugal)	3,624
406	Cintra Concesiones de Infraestructuras de Transporte SA (Spain)	4,726
75	Fraport AG Frankfurt Airport Services Worldwide (Germany)	3,999
1,000	Kamigumi Co. Ltd. (Japan)	8,155
1,404	Macquarie Airports (Australia)	3,505
4,618	Macquarie Infrastructure Group (Australia)	5,987
46	Societe des Autoroutes Paris-Rhin-Rhone (France)	3,505
2,357	Transurban Group (Australia)	8,502

		75,645

Water Utilities
4,100	American Water Works Co., Inc.	81,754
300	Artesian Resources Corp., Class A	5,046
1,800	California Water Service Group	70,092
400	Connecticut Water Service, Inc.	8,956
483	Severn Trent PLC (United Kingdom)	7,491
2,700	Southwest Water Co.	13,284

		186,623

Wireless Telecommunication Services 0.1%
1,800	iPCS, Inc.(a)	31,320
6	KDDI Corp. (Japan)	33,756
154	Millicom SA (Luxembourg)(a)	11,244
61	Mobistar SA (Belgium)	4,221
5,400	NTELOS Holdings Corp.	95,364
31	NTT DoCoMo, Inc. (Japan)	49,376
1,500	SoftBank Corp. (Japan)	32,878
1,000	StarHub Ltd. (Singapore)	1,538

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	57

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Wireless Telecommunication Services (cont’d.)
1,800	Syniverse Holdings, Inc.(a)	$31,500
6,300	USA Mobility, Inc.	81,144
107,168	Vodafone Group PLC (United Kingdom)	240,123

		612,464

	Total common stocks (cost $219,012,678)	250,630,015

PREFERRED STOCKS

Automobiles
215	Volkswagen AG (Germany)	24,824

Healthcare Equipment & Supplies
165	Fresenius Se (Germany)	9,622

Household Products
364	Henkel AG & Co. KGAA (Germany)	15,671

Multi-Utilities
80	RWE AG (Germany)	6,585

	Total preferred stocks (cost $55,276)	56,702

Units
RIGHTS

Commercial Banks
1,708	BNP Paribas (France)(a)	3,699

Hotels, Restaurants & Leisure
1,600	Genting Singapore PLC (Hong Kong)(a)	358

	Total rights (cost $0)	4,057

WARRANT

Capital Markets
921	Mediobanca SpA (Italy) (cost $42)(a)	65

See Notes to Financial Statements.

58	Visit our website at www.jennisondryden.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

CORPORATE BONDS 11.2%

Aerospace & Defense 0.2%
Baa2	$370	BAE Systems Holdings, Inc., Gtd. Notes, 144A, 4.750%, 8/15/10	$376,202
Baa2	100	6.375%, 6/01/19	110,341
Baa2	177	Goodrich Corp., Sr. Unsec’d. Notes, 6.800%, 7/01/36	195,721
Baa2	170	L-3 Communications Corp., Sr. Notes, 144A, 5.200%, 10/15/19	170,425

			852,689

Airlines 0.1%
Baa2	38	Continental Airlines, Inc., Pass-thru Certs., Ser. 01-1, 6.703%, 6/15/21(c)	34,642
Baa1	96	Delta Air Lines, Inc., Pass-thru Certs., Ser. 071A, 6.821%, 8/10/22(b)	89,067
Baa3	200	Southwest Airlines Co., Sr. Unsec’d. Notes, 6.500%, 3/01/12	210,261

			333,970

Automotive
Baa2	55	Johnson Controls, Inc., Sr. Notes, 5.500%, 1/15/16	56,973

Banking 2.2%
A3	300	American Express Co., Sr. Unsec’d. Notes, 8.125%, 5/20/19(b)	354,807
A2	430	Banco Bradesco (Brazil), Sub. Notes, 8.750%, 10/24/13	510,625
A3	355	Bank of America Corp., Sub. Notes, 5.750%, 8/15/16	349,477
B3	500	Bank of America Corp., Jr. Sub. Notes, 8.000%, 12/29/49(d)	444,550
A1	400	Bank One Corp., Sub. Notes, 7.875%, 8/01/10	420,978
Aa3	100	Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes, 5.300%, 10/30/15	105,587
Aa3	90	6.400%, 10/02/17	97,908
Aa3	220	7.250%, 2/01/18	251,249

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	59

Portfolio of Investments

as of September 30, 2009 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Banking (cont’d.)
A3	$5	Capital One Bank, Sr. Sub. Notes, 6.500%, 6/13/13	$5,331
Baa2	90	Capital One Capital V, Gtd. Notes, 10.250%, 8/15/39	99,452
Baa1	125	Capital One Financial Corp., Sr. Unsec’d. Notes, MTN, 5.700%, 9/15/11	130,589
A3	125	Citigroup, Inc., Sr. Unsec’d. Notes, 6.875%, 3/05/38	125,379
A3	85	8.125%, 7/15/39	95,148
Baa1	82	Citigroup, Inc., Sub. Notes, 5.000%, 9/15/14	78,030
Baa1	400	5.625%, 8/27/12	404,445
Baa1	165	6.125%, 8/25/36	141,603
A2	280	Countrywide Financial Corp., Gtd. Notes, MTN, 5.800%, 6/07/12	295,373
Aa2	290	Depfa ACS Bank (Ireland), Covered Notes, 144A, 5.125%, 3/16/37	218,432
A2	10	Goldman Sachs Group, Inc., Sub. Notes, 5.625%, 1/15/17	10,074
A1	140	Goldman Sachs Group, Inc., Sr. Unsec’d. Notes, 5.450%, 11/01/12	149,937
A1	150	7.500%, 2/15/19(b)	171,542
A1	5	Goldman Sachs Group, Inc., Sr. Unsec’d. Notes, 5.125%, 1/15/15	5,225
A2	385	Goldman Sachs Group, Inc., Sub. Notes, 6.450%, 5/01/36	382,555
A2	52	6.750%, 10/01/37	53,666
Baa2	495	ICICI Bank Ltd. (India), Bonds, 144A, 1.050%, 1/12/10(d)	485,100
Baa2	380	ICICI Bank Ltd. (Singapore), Notes, 144A, 5.750%, 11/16/10	387,114
A2	300	JPMorgan Chase & Co., Ser. 1, 7.900%, 4/29/49(d)	288,051
A1	8	JPMorgan Chase Capital XXVI (Capital Security, fixed to floating preferred), 8.000%, 5/15/78(d)	215,280
A2	60	Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, 4.790%, 8/04/10	61,520

See Notes to Financial Statements.

60	Visit our website at www.jennisondryden.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Banking (cont’d.)
A2	$340	Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, Ser. C, MTN, 4.250%, 2/08/10	$344,121
A2	125	5.000%, 1/15/15	126,213
A2	170	Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN, 5.770%, 7/25/11	177,945
A2	125	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/18(b)	131,462
A2	460	Morgan Stanley, Sr. Unsec’d. Notes, Ser. E, 5.450%, 1/09/17(b)	460,642
A2	285	Morgan Stanley, Sr. Unsec’d. Notes, MTN, 5.625%, 9/23/19	280,240
A2	150	Morgan Stanley, Sr. Unsec’d. Notes, 4.250%, 5/15/10	152,488
A2	150	MUFG Capital Finance 1 Ltd. (Cayman Islands), Gtd. Notes., 6.346%, 7/29/49(d)	138,567
A3	150	PNC Funding Corp., Gtd. Notes., 6.700%, 6/10/19	166,005
Aa3	140	Santander Central Hispano Issuances Ltd. (Cayman Islands), Gtd. Notes., 7.625%, 9/14/10	148,319
Aa3	450	Wachovia Bank NA, Sub. Notes, 7.800%, 8/18/10(b)	474,451
A1	140	Wells Fargo & Co., Sr. Unsec’d. Notes, 4.625%, 8/09/10	144,604
Ba3	200	Wells Fargo Capital Xiii, Gtd. Notes, Ser. G, MTN, 7.700%, 12/29/49(d)	176,000

			9,260,084

Brokerage
NR	345	Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN, 5.250%, 2/06/12(f)	58,650
NR	100	6.875%, 5/02/18(f)	17,750

			76,400

Building Materials & Construction 0.1%
B3	170	Hanson PLC (United Kingdom), Gtd. Notes, 7.875%, 9/27/10	174,887

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	61

Portfolio of Investments

as of September 30, 2009 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Building Materials & Construction (cont’d.)
Baa3	$200	Lafarge SA (France), Sr. Unsec’d. Notes, 6.150%, 7/15/11	$208,308

			383,195

Cable 0.4%
Baa1	55	Comcast Cable Communications Holdings, Inc., Gtd. Notes, 9.455%, 11/15/22	70,675
Baa1	40	Comcast Corp., Gtd. Notes, 6.450%, 3/15/37	42,356
Baa1	110	6.500%, 11/15/35	117,215
Baa1	45	6.550%, 7/01/39(b)	48,088
Baa1	65	6.950%, 8/15/37	72,550
Baa3	185	COX Communications, Inc., Sr. Unsec’d. Notes, 6.750%, 3/15/11	195,917
Ba2	200	DIRECTV Holdings LLC , Gtd. Notes, 144A, 5.875%, 10/01/19(b)	198,750
Baa2	590	Time Warner Cable, Inc., Gtd. Notes, 5.400%, 7/02/12	630,427
Baa2	190	6.750%, 6/15/39(b)	205,473

			1,581,451

Capital Goods 0.2%
A2	50	Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN, 5.500%, 3/15/16	52,687
Baa2	110	Erac USA Finance Co., Gtd. Notes, 144A, 5.800%, 10/15/12 (original cost $109,915; purchased date 10/15/07)(c)(g)	114,090
Baa2	296	6.375%, 10/15/17 (original cost $295,482; purchased date 10/10/07)(c)(g)	297,170
Baa2	20	7.000%, 10/15/37 (original cost $19,827; purchased date 10/10/07 - 06/04/08)(c)(g)	18,722
Baa2	75	FedEx Corp., Gtd. Notes, 7.250%, 2/15/11	79,359
Baa3	125	Republic Services, Inc., Gtd. Notes, 144A, 5.500%, 9/15/19	128,770

See Notes to Financial Statements.

62	Visit our website at www.jennisondryden.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Capital Goods (cont’d.)
BBB+(e)	$160	Trane US, Inc., Gtd. Notes, 7.625%, 2/15/10	$162,937
A2	105	United Technologies Corp., Sr. Unsec’d. Notes, 5.400%, 5/01/35	109,840

			963,575

Chemicals 0.1%
Baa3	135	Dow Chemical Co. (The), Sr. Unsec’d. Notes, 6.125%, 2/01/11	140,758
Baa3	250	7.600%, 5/15/14	276,562
Baa1	75	ICI Wilmington, Inc., Gtd. Notes, 5.625%, 12/01/13	76,819
Ba2	100	Union Carbide Corp., Sr. Unsec’d. Notes, 7.500%, 6/01/25	85,278

			579,417

Consumer 0.3%
A2	300	Avon Products, Inc., Sr. Unsec’d. Notes, 5.750%, 3/01/18	323,595
Baa3	550	Fortune Brands, Inc., Sr. Unsec’d. Notes, 6.375%, 6/15/14	571,457
Baa3	300	Newell Rubbermaid, Inc., Sr. Unsec’d. Notes, 6.250%, 4/15/18	287,563
Baa3	195	Whirlpool Corp., Sr. Unsec’d. Notes, 6.125%, 6/15/11	204,034

			1,386,649

Electric 1.3%
Baa2	125	Appalachian Power Co., Sr. Unsec’d. Notes, Ser. J, 4.400%, 6/01/10	127,387
Baa2	35	Arizona Public Service Co., Sr. Unsec’d. Notes, 6.250%, 8/01/16	36,556
Baa2	320	6.375%, 10/15/11	339,726
Baa2	115	Baltimore Gas & Electric Co., Sr. Unsec’d. Notes, 6.350%, 10/01/36	121,157
A1	105	Carolina Power & Light Co., First Mtge. Bonds, 5.250%, 12/15/15	114,416
Baa1	160	CenterPoint Energy Houston Electric LLC, Gen. Ref. Mtge., Ser. J2, 5.700%, 3/15/13	170,950

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	63

Portfolio of Investments

as of September 30, 2009 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Electric (cont’d.)
Baa1	$120	CenterPoint Energy Houston Electric LLC, Gen. Ref. Mtge., Ser. K2, 6.950%, 3/15/33	$135,077
A3	30	Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes, Ser. 08-B, 6.750%, 4/01/38	35,861
A3	65	Consumers Energy Co., First Mtge. Bonds, Ser. D, 5.375%, 4/15/13	70,086
Baa2	190	Dominion Resources, Inc., Sr. Unsec’d. Notes, Ser. D, 5.125%, 12/15/09	191,452
Baa2	70	Dominion Resources, Inc., Sr. Unsec’d. Notes, 4.750%, 12/15/10	72,419
Baa2	425	5.200%, 8/15/19	441,285
A1	55	Duke Energy Carolinas LLC, 6.050%, 4/15/38	62,098
A2	170	E.ON International Finance BV (Netherlands), 144A, 6.650%, 4/30/38	198,843
Baa2	135	El Paso Electric Co., Sr. Unsec’d. Notes, 6.000%, 5/15/35	118,305
A2	210	ENEL Finance International SA (Luxembourg), Gtd. Notes, 144A, 6.000%, 10/07/39	208,872
A3	30	Energy East Corp., Sr. Unsec’d. Notes, 6.750%, 9/15/33	33,667
Baa1	30	Exelon Corp., Sr. Unsec’d. Notes, 4.900%, 6/15/15	31,098
A3	250	Exelon Generation Co. LLC, Sr. Unsec’d. Notes, 6.250%, 10/01/39	255,166
Baa2	225	FirstEnergy Solutions Corp., Gtd. Notes, 144A, 6.050%, 8/15/21	232,507
Aa2	60	Florida Power & Light Co., First Mtge. Bonds, 5.950%, 10/01/33	67,469
A2	170	Georgia Power Co., Sr. Unsec’d. Notes, Ser. B, 5.700%, 6/01/17	186,432
Baa2	90	Indiana Michigan Power Co., Sr. Unsec’d. Notes, Ser. INDF, 5.050%, 11/15/14	92,980
A2	265	Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A, 6.250%, 6/17/14(b)	281,890

See Notes to Financial Statements.

64	Visit our website at www.jennisondryden.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Electric (cont’d.)
Baa1	$75	Midamerican Energy Holdings Co., Sr. Unsec’d. Notes, 5.750%, 4/01/18	$80,955
Baa1	115	5.950%, 5/15/37	121,301
A2	15	National Rural Utilities Cooperative Finance Corp., Sr. Unsec’d. Notes, Ser. C, MTN, 7.250%, 3/01/12	16,566
Baa3	280	Nevada Power Co., Genl. Ref. Mtge., Ser. O, 6.500%, 5/15/18	305,822
Baa3	55	NiSource Finance Corp., Gtd. Notes, 5.250%, 9/15/17	51,680
Baa3	70	5.450%, 9/15/20	64,323
A1	110	NSTAR Electric Co., Sr. Unsec’d. Notes, 4.875%, 4/15/14	117,852
Baa1	120	Oncor Electric Delivery Co., Sr. Sec’d. Notes, 7.000%, 9/01/22	136,961
A3	295	Pacific Gas & Electric Co., First Mtge., Sr. Unsec’d. Notes, 6.050%, 3/01/34	328,159
Baa3	55	Public Service Co. of New Mexico, Sr. Unsec’d. Notes, 7.950%, 5/15/18	55,472
A2	125	Public Service Electric & Gas Co., Sec’d. Notes, MTN, 5.800%, 5/01/37	136,908
A1	100	Southern California Edison Co., Ser. 04-F, 4.650%, 4/01/15	106,882
Baa1	36	Xcel Energy, Inc., Sr. Unsec’d. Notes, 5.613%, 4/01/17	38,502
Baa1	95	6.500%, 7/01/36	106,074

			5,293,156

Energy - Integrated 0.2%
Baa2	150	Cenovus Energy, Inc. (Canada), Sr. Notes, 144A, 6.750%, 11/15/39(b)	161,630
A1	36	ConocoPhillips Holding Co., Sr. Unsec’d. Notes, 6.950%, 4/15/29	42,248
Baa2	65	Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes, 7.250%, 12/15/19	74,551
Baa2	295	TNK-BP Finance SA (Luxembourg), Gtd. Notes, 144A, 7.500%, 7/18/16	286,888
Baa1	55	Western Oil Sands, Inc. (Canada), Gtd. Notes, 8.375%, 5/01/12	62,272

			627,589

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	65

Portfolio of Investments

as of September 30, 2009 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Energy - Other 0.2%
Baa1	$71	Devon Financing Corp. ULC (Canada), Gtd. Notes, 7.875%, 9/30/31	$87,944
A2	30	Halliburton Co., Sr. Unsec’d. Notes, 5.500%, 10/15/10	31,293
Baa3	25	Nexen, Inc. (Canada), Sr. Unsec’d. Notes, 6.400%, 5/15/37	24,338
Baa3	125	Questar Market Resources, Inc., Sr. Unsec’d. Notes, 6.800%, 3/01/20	128,651
Baa1	265	Woodside Finance Ltd. (Australia), Gtd. Notes, 144A, 5.000%, 11/15/13	267,238
Baa2	135	XTO Energy, Inc., Sr. Unsec’d. Notes, 6.250%, 8/01/17	145,735

			685,199

Foods 0.4%
Baa2	235	Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A, 8.000%, 11/15/39	304,097
Baa2	215	Bunge Ltd. , Gtd. Notes, 5.350%, 4/15/14	222,975
Baa2	145	Bunge Ltd. Finance Corp., Gtd. Notes, 8.500%, 6/15/19	167,160
A2	150	Cargill, Inc., Sr. Unsec’d. Notes, 144A, 6.000%, 11/27/17	162,426
Baa2	9	ConAgra Foods, Inc., Sr. Unsec’d. Notes, 7.875%, 9/15/10	9,526
Baa3	100	Delhaize America, Inc., Gtd. Notes, 9.000%, 4/15/31	131,579
Baa3	110	Delhaize Group SA (Belgium), Gtd. Notes, 6.500%, 6/15/17	119,717
Baa2	70	H.J. Heinz Finance Co., Gtd. Notes, 144A, 7.125%, 8/01/39	82,851
Baa2	35	Kroger Co. (The), Gtd. Notes, 6.800%, 4/01/11	37,484
Baa3	150	Ralcorp Holdings, Inc., Sr. Notes, 144A, 6.625%, 8/15/39	157,975
Baa3	35	Tricon Global Restaurants, Inc., Sr. Unsec’d. Notes, 8.875%, 4/15/11	38,303
Ba3	150	Tyson Foods, Inc., 7.850%, 4/01/16	153,000

			1,587,093

See Notes to Financial Statements.

66	Visit our website at www.jennisondryden.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Healthcare & Pharmaceutical 0.5%
Baa3	$200	AmerisourceBergen Corp., Gtd. Notes, 5.625%, 9/15/12	$212,105
A1	110	AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes, 6.450%, 9/15/37	129,429
Baa3	110	Cardinal Health, Inc., Sr. Unsec’d. Notes, 5.500%, 6/15/13	115,338
Baa3	55	CareFusion Corp., Sr. Unsec’d. Notes, 144A, 6.375%, 8/01/19	59,651
Baa3	105	Express Scripts, Inc., Gtd. Notes, 7.250%, 6/15/19	123,317
AA-(e)	60	Genentech, Inc., Sr. Unsec’d. Notes, 4.750%, 7/15/15	64,734
A1	220	GlaxoSmithKline Capital, Inc., 6.375%, 5/15/38	259,358
Baa3	250	Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes, 5.625%, 12/15/15	258,481
Aa3	30	Merck & Co., Inc., Sr. Unsec’d. Notes, 5.750%, 11/15/36	33,081
Aa3	30	5.850%, 6/30/39	33,673
Aa3	30	5.950%, 12/01/28	33,142
Baa1	194	Schering-Plough Corp., Sr. Unsec’d. Notes, 6.000%, 9/15/17	216,419
Baa1	70	6.550%, 9/15/37	84,919
Ba1	75	Watson Pharmaceuticals, Inc., Sr. Unsec’d. Notes, 6.125%, 8/15/19	78,877
A3	35	Wyeth, Sr. Unsec’d. Notes, 5.500%, 2/01/14	38,224
A3	200	5.950%, 4/01/37	220,248
A3	10	6.450%, 2/01/24	11,316

			1,972,312

Healthcare Insurance 0.4%
A3	80	Aetna, Inc., Sr. Unsec’d. Notes, 5.750%, 6/15/11	84,250
A3	110	6.625%, 6/15/36	114,269
Baa2	140	Cigna Corp., Sr. Unsec’d. Notes, 6.150%, 11/15/36	124,061

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	67

Portfolio of Investments

as of September 30, 2009 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Healthcare Insurance (cont’d.)
Ba1	$540	Coventry Health Care, Inc., Sr. Unsec’d. Notes, 6.125%, 1/15/15(b)	$520,714
Baa1	290	UnitedHealth Group, Inc., Sr. Unsec’d. Notes, 5.250%, 3/15/11	301,404
Baa1	60	6.000%, 6/15/17	62,635
Baa1	100	6.500%, 6/15/37	103,935
Baa1	80	6.625%, 11/15/37	85,494
Baa1	170	WellPoint, Inc., Sr. Unsec’d. Notes, 5.000%, 12/15/14	176,695

			1,573,457

Insurance 0.5%
A3	200	Allstate Corp. (The), Sr. Unsec’d. Notes, 7.200%, 12/01/09	201,501
A3	130	American International Group, Inc., Sr. Unsec’d. Notes, 4.250%, 5/15/13	108,263
A3	35	AXA SA (France), Sub. Notes, 8.600%, 12/15/30	36,393
Aa2	95	Berkshire Hathaway Finance Corp., Gtd. Notes, 4.750%, 5/15/12	101,711
A2	310	Chubb Corp., Sr. Unsec’d. Notes, 6.000%, 11/15/11	334,413
Baa3	90	Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes, MTN, 6.000%, 1/15/19	85,350
Baa2	180	Liberty Mutual Group, Inc., Bonds, 144A, 7.000%, 3/15/34	138,894
Baa2	110	Lincoln National Corp., Sr. Unsec’d. Notes, 6.300%, 10/09/37	101,229
Baa2	70	8.750%, 7/01/19	80,959
Baa2	50	Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes, 5.150%, 9/15/10	51,026
A2	205	MetLife, Inc., Sr. Unsec’d. Notes, 5.700%, 6/15/35	210,839
A2	70	6.125%, 12/01/11	75,233
A2	15	6.375%, 6/15/34	16,392
A2	50	6.750%, 6/01/16	55,801
A3	150	Pacific Life Insurance Co., Sub. Notes, 144A, 9.250%, 6/15/39 (original cost $149,928; purchased date 06/16/09)(g)	171,997

See Notes to Financial Statements.

68	Visit our website at www.jennisondryden.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Insurance (cont’d.)
A2	$140	St. Paul Travelers Cos., Inc., Sr. Unsec’d. Notes, 6.750%, 6/20/36	$166,390
Baa2	110	W.R. Berkley Corp., Sr. Unsec’d. Notes, 5.600%, 5/15/15	106,863
Baa2	90	W.R. Berkley Corp., Sr. Unsub. Notes, 6.150%, 8/15/19	87,216
Baa2	15	XL Capital Ltd. (Cayman Islands), Sr. Unsec’d. Notes, 5.250%, 9/15/14	14,725

			2,145,195

Lodging 0.2%
Ba1	300	Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes, 6.250%, 2/15/13	295,500
Ba1	500	6.750%, 5/15/18	471,875

			767,375

Media & Entertainment 0.2%
Baa1	125	News America, Inc., Gtd. Notes, 7.625%, 11/30/28	129,642
Baa1	100	News America, Inc., Gtd. Notes, 144A, 6.900%, 8/15/39(b)	106,458
Baa2	225	Time Warner, Inc., Gtd. Notes, 6.750%, 4/15/11	240,472
Baa2	160	7.250%, 10/15/17	180,416
Baa2	100	Time Warner, Inc., Sr. Unsec’d. Notes, 9.150%, 2/01/23	125,643
Baa3	105	Viacom, Inc., Sr. Unsec’d. Notes, 6.750%, 10/05/37	111,481
Baa3	100	6.875%, 4/30/36(b)	105,640

			999,752

Metals 0.4%
BBB+(e)	70	Alcan, Inc. (Canada), Sr. Unsec’d. Notes, 4.500%, 5/15/13	71,670
BBB+(e)	115	5.000%, 6/01/15	117,912
Baa3	385	ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes, 5.375%, 6/01/13	393,609

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	69

Portfolio of Investments

as of September 30, 2009 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Metals (cont’d.)
Baa2	$145	Newmont Mining Corp., Gtd. Notes, 6.250%, 10/01/39	$144,016
Baa1	400	Rio Tinto Finance USA Ltd. (Australia), 5.875%, 7/15/13	430,970
Baa3	95	Southern Copper Corp., Sr. Unsec’d. Notes, 7.500%, 7/27/35	94,673
Ba3	250	United States Steel Corp., Sr. Unsec’d. Notes, 5.650%, 6/01/13	244,799
Baa2	70	Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A, 5.500%, 11/16/11	72,797

			1,570,446

Non Captive Finance 0.4%
Aa2	90	General Electric Capital Corp., Sr. Unsec’d. Notes, MTN, 5.875%, 1/14/38	82,537
Aa2	90	General Electric Capital Corp., Sr. Unsec’d. Notes, Ser. A, MTN, 6.125%, 2/22/11	94,964
Aa2	600	General Electric Capital Corp., Sr. Unsec’d. Notes, Ser. G, MTN, 6.000%, 8/07/19(b)	608,665
A3	100	HSBC Finance Corp., Sr. Unsec’d. Notes, 5.700%, 6/01/11	103,726
Baa3	400	International Lease Finance Corp., Sr. Unsec’d. Notes, 6.375%, 3/25/13	320,783
Ba1	480	SLM Corp., Sr. Unsec’d. Notes, MTN, 8.450%, 6/15/18	382,800

			1,593,475

Packaging
Baa3	75	Sealed Air Corp., Sr. Unsec’d. Notes, 144A, 6.875%, 7/15/33	68,665

Paper
Baa3	85	International Paper Co., Sr. Unsec’d. Notes, 7.500%, 8/15/21	90,063

See Notes to Financial Statements.

70	Visit our website at www.jennisondryden.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Pipelines & Other 0.4%
Baa3	$90	CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes, 6.250%, 2/01/37	$86,587
Baa2	365	Duke Energy Field Services LLC, Sr. Unsec’d. Notes, 7.875%, 8/16/10	382,582
Baa3	145	Enterprise Products Operating LLC, Gtd. Notes, Ser. F, 4.625%, 10/15/09	145,080
Baa3	190	Enterprise Products Operating LLC, Gtd. Notes, Ser. K, 4.950%, 6/01/10	192,962
Baa2	125	Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes, 6.500%, 9/01/39	127,159
A3	100	Niagara Mohawk Power Corp., Sr. Unsec’d. Notes, 144A, 4.881%, 8/15/19	101,813
Baa2	85	ONEOK Partners LP, Gtd. Notes, 6.650%, 10/01/36	90,574
Baa1	15	Sempra Energy, Sr. Unsec’d. Notes, 6.000%, 2/01/13	15,890
Baa2	500	Spectra Energy Capital LLC, 6.200%, 4/15/18(b)	532,062
Baa2	45	Spectra Energy Capital LLC, Sr. Unsec’d. Notes, 6.250%, 2/15/13	48,240

			1,722,949

Railroads 0.2%
Baa1	135	Burlington Northern Santa Fe Corp., Sr. Unsec’d. Notes, 6.700%, 8/01/28	150,780
Baa3	170	CSX Corp., Sr. Unsec’d. Notes, 6.150%, 5/01/37	180,072
Baa1	105	Norfolk Southern Corp., Sr. Unsec’d. Notes, 5.590%, 5/17/25	108,329
Baa1	4	7.800%, 5/15/27	5,003
Baa2	275	Union Pacific Corp., Sr. Unsec’d. Notes, 3.625%, 6/01/10	279,535

			723,719

Real Estate Investment Trusts 0.3%
Baa3	74	Brandywine Operating Partnership, Gtd. Notes., 5.750%, 4/01/12	74,523

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	71

Portfolio of Investments

as of September 30, 2009 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Real Estate Investment Trusts (cont’d.)
Baa2	$115	Mack-Cali Realty Corp., Sr. Unsec’d. Notes, 7.750%, 8/15/19	$118,495
Baa3	90	Post Apartment Homes LP, Sr. Unsec’d. Notes, 5.450%, 6/01/12	86,369
Baa3	135	6.300%, 6/01/13	132,903
A3	280	Simon Property Group LP, Sr. Unsec’d. Notes, 5.750%, 5/01/12	292,581
A3	500	6.125%, 5/30/18	503,788

			1,208,659

Retailers 0.5%
Baa2	260	CVS Caremark Corp., Sr. Unsec’d. Notes, 5.750%, 8/15/11	277,973
Baa2	200	6.125%, 9/15/39	203,445
Ba2	45	Federated Retail Holdings, Inc., Gtd. Notes, 5.350%, 3/15/12	43,802
Baa1	80	Home Depot, Inc., Sr. Unsec’d. Notes, 5.875%, 12/16/36	77,616
Baa1	170	Kohl’s Corp., Sr. Unsec’d. Notes, 6.875%, 12/15/37	190,089
A1	60	Lowe’s Cos., Inc., Sr. Unsec’d. Notes, 6.500%, 3/15/29	66,387
Baa2	1,000	Nordstrom, Inc., Sr. Unsec’d. Notes, 6.250%, 1/15/18	1,036,455
A2	300	Target Corp., Sr. Unsec’d. Notes, 7.000%, 1/15/38	351,113

			2,246,880

Technology 0.2%
Baa1	300	Computer Sciences Corp., Sr. Unsec’d. Notes, Ser. WI, 6.500%, 3/15/18	330,461
A2	25	Electronic Data Systems LLC, Sr. Unsec’d. Notes, 7.450%, 10/15/29	31,692
Baa2	220	Fiserv, Inc., Gtd. Notes, 6.125%, 11/20/12	238,444
Baa2	125	Intuit, Inc., Sr. Unsec’d. Notes, 5.400%, 3/15/12	131,189
A2	190	Oracle Corp., Sr. Unsec’d. Notes, 6.125%, 7/08/39(b)	213,940

			945,726

See Notes to Financial Statements.

72	Visit our website at www.jennisondryden.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Telecommunications 1.1%
A3	$115	America Movil SAB de CV (Mexico), 6.375%, 3/01/35	$119,826
Ba1	130	American Tower Corp., Sr. Unsec’d. Notes, 7.125%, 10/15/12	131,950
A2	115	AT&T Corp., Gtd. Notes, 7.300%, 11/15/11	127,383
A2	120	Cingular Wireless Services, Inc., Gtd. Notes, 8.125%, 5/01/12	136,921
Baa1	60	Deutsche Telekom International Finance BV (Netherlands), Gtd. Notes, 8.750%, 6/15/30	77,701
Baa3	80	Embarq Corp., Sr. Unsec’d. Notes, 7.082%, 6/01/16	86,925
Baa3	400	7.995%, 6/01/36	417,925
A3	105	France Telecom SA (France), Sr. Unsec’d. Notes, 5.375%, 7/08/19	111,681
A3	75	8.500%, 3/01/31	103,701
Baa2	105	Koninklijke (Royal) KPN NV (Netherlands), Sr. Unsec’d. Notes, 8.000%, 10/01/10	111,502
A2	380	New Cingular Wireless Services, Inc., Sr. Unsec’d. Notes, 8.750%, 3/01/31	503,371
Baa2	555	PCCW HKT Capital Ltd. (British Virgin), Gtd. Notes, 144A, 8.000%, 11/15/11	599,400
Ba1	400	Qwest Corp., Sr. Unsec’d. Notes, 8.875%, 3/15/12	421,000
Baa2	45	Telecom Italia Capital SA (Luxembourg), Gtd. Notes, 4.000%, 1/15/10	45,308
Baa2	90	5.250%, 11/15/13	94,675
Baa2	290	7.175%, 6/18/19	323,594
Baa1	180	Telefonica Emisiones S.A.U. (Spain), Gtd. Notes, 5.877%, 7/15/19	195,573
Baa1	250	TELUS Corp. (Canada), Sr. Unsec’d. Notes, 8.000%, 6/01/11	272,023
Baa2	50	U.S. Cellular Corp., Sr. Unsec’d. Notes, 6.700%, 12/15/33	51,521

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	73

Portfolio of Investments

as of September 30, 2009 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

Telecommunications (cont’d.)
A3	$600	Verizon Communications, Inc., Sr. Unsec’d. Notes, 6.100%, 4/15/18	$647,994
Baa1	200	Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes, 7.750%, 2/15/10	205,000

			4,784,974

Tobacco 0.2%
Baa1	40	Altria Group, Inc., Gtd. Notes, 9.250%, 8/06/19(b)	48,878
Baa1	190	9.700%, 11/10/18	235,991
Baa1	25	9.950%, 11/10/38	33,990
Baa1	160	10.200%, 2/06/39	222,093
Baa2	115	Lorillard Tobacco Co., Sr. Unsec’d. Notes, 8.125%, 6/23/19	130,510
A2	65	Philip Morris International, Inc., Sr. Unsec’d. Notes, 6.375%, 5/16/38	74,805
Baa3	220	Reynolds American, Inc., Gtd. Notes, 6.750%, 6/15/17	228,703
Baa3	35	7.250%, 6/15/37	34,665

			1,009,635

		Total corporate bonds (cost $45,756,117)	47,090,722

ASSET BACKED SECURITY 0.1%
Baa2	300	Citibank Credit Card Issuance Trust, Ser. 2006-C1, Class C1, 0.646%, 2/20/15(d) (cost $300,173)	272,061

COLLATERALIZED MORTGAGE OBLIGATIONS 0.5%
B3	645	Banc of America Alternative Loan Trust, Ser. 2005-12, Class 3CB1, 6.000%, 1/25/36	486,749
Ba1	145	Banc of America Mortgage Securities, Inc., Ser. 2005-A, Class 2A1, 4.448%, 2/25/35(d)	113,046
Ba2	143	Ser. 2005-B, Class 2A1, 4.395%, 3/25/35(d)	114,299

See Notes to Financial Statements.

74	Visit our website at www.jennisondryden.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Ba2	$535	Chase Mortgage Finance Corp., Ser. 2007-A1, Class 1A5, 4.369%, 2/25/37(d)	$495,275
A1	213	Countrywide Alternative Loan Trust, Ser. 2004-18CB, Class 3A1, 5.250%, 9/25/19	206,373
B1	359	JPMorgan Mortgage Trust, Ser. 2007-A1, Class 4A1, 4.066%, 7/25/35(d)	336,498
AAA(e)	16	Master Alternative Loans Trust, Ser. 2003-8, Class 4A1, 7.000%, 12/25/33	15,220
Aaa	278	Ser. 2004-4, Class 4A1, 5.000%, 4/25/19	263,671
A1	169	Structured Adjustable Rate Mortgage Loan Trust, Ser. 2004-1, Class 4A3, 3.750%, 2/25/34(d)	138,700
AAA(e)	109	Washington Mutual Alternative Mortgage Pass-Through Certs., Ser. 2005-1, Class 3A, 5.000%, 3/25/20	83,821

		Total collateralized mortgage obligations (cost $2,614,177)	2,253,652

COMMERCIAL MORTGAGE BACKED SECURITIES 4.2%
AAA(e)	400	Banc of America Commercial Mortgage, Inc., Ser. 2003-2, Class A3, 4.873%, 3/11/41(d)	415,229
AAA(e)	1,466	Ser. 2004-1, Class XP, I/O, 0.830%, 11/10/39(d)	14,233
Aaa	560	Ser. 2004-2, Class A4, 4.153%, 11/10/38	549,836
Aaa	200	Ser. 2004-2, Class A3, 4.050%, 11/10/38	199,930
Aaa	500	Ser. 2006-4, Class A3A, 5.600%, 7/10/46	464,081
Aaa	200	Ser. 2007-1, Class A2, 5.381%, 1/15/49	199,850
A3	430	Bear Stearns Commercial Mortgage Securities, Ser. 2001-TOP4, Class E, 144A, 6.470%, 11/15/33(d)	354,538
AAA(e)	3,087	Ser. 2004-T16, Class X2, I/O, 0.686%, 2/13/46(d)	60,052

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	75

Portfolio of Investments

as of September 30, 2009 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
Aaa	$350	Ser. 2005-T18, Class AAB, 4.823%, 2/13/42(d)	$352,521
Aaa	500	Ser. 2005-T20, Class AAB, 5.282%, 10/12/42(d)	508,372
Aaa	135	Ser. 2006-BBA7, Class A1, 144A, 0.353%, 3/15/19(d)	111,384
AAA(e)	500	C.W. Capital Cobalt Ltd., Ser. 2007-C3, Class A3, 6.015%, 5/15/46(d)	462,236
Aaa	740	Citigroup Commercial Mortgage Trust, Ser. 2006-C5, Class ASB, 5.413%, 10/15/49	717,023
AAA(e)	900	Commercial Mortgage Acceptance Corp., Ser. 1998-C2, Class X, 1.745%, 9/15/30(d)	54,510
AAA(e)	1,662	Commercial Mortgage Pass-Through Certs., Ser. 2004-LB2A, Class X2, 144A, 0.862%, 3/10/39(d)	18,490
Aaa	300	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-C4, Class A4, 4.283%, 10/15/39	299,825
AAA(e)	1,200	Ser. 2005-C5, Class A4, 5.100%, 8/15/38	1,168,091
AAA(e)	800	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C1, Class A4, 5.609%, 2/15/39(d)	755,412
Aaa	700	Ser. 2006-C5, Class A2, 5.246%, 12/15/39	694,225
AAA(e)	363	DLJ Commercial Mortgage Corp., Ser. 2000-CF1, Class A1B, 7.620%, 6/10/33	370,385
Aaa	3,316	GE Capital Commercial Mortgage Corp., Ser. 2004-C2, Class X2, 144A, 0.593%, 3/10/40(d)	27,557
AAA(e)	464	GMAC Commercial Mortgage Securities, Inc., Ser. 2005-C1, Class A2, 4.471%, 5/10/43	467,109
AAA(e)	645	Ser. 2005-C1, Class A5, 4.697%, 5/10/43	637,739

See Notes to Financial Statements.

76	Visit our website at www.jennisondryden.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
Aaa	$500	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A2, 5.381%, 3/10/39	$496,545
Aaa	500	JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-CB12, Class A4, 4.895%, 9/12/37	484,964
Aaa	700	Ser. 2005-LDP5, Class A4, 5.344%, 12/15/44(d)	685,929
Aaa	700	Ser. 2006-CB16, Class ASB, 5.523%, 5/12/45	684,943
Aaa	23,938	Ser. 2006-LDP6, Class X2, I/O, 0.798%, 4/15/43(d)	76,551
AAA(e)	800	LB-UBS Commercial Mortgage Trust, Ser. 2004-C6, Class A5, 4.826%, 8/15/29(d)	760,303
Aaa	500	Ser. 2005-C3, Class A3, 4.647%, 7/15/30	500,766
Aaa	22	Lehman Brothers Floating Rate Commercial Mortgage Trust, Ser. 2006-LLFA, Class A1, 144A, 0.323%, 9/15/21(d)	19,372
Aaa	400	Merrill Lynch Mortgage Trust, Ser. 2004-KEY2, Class A3, 4.615%, 8/12/39	384,397
Aaa	480	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2006-2, Class A4, 6.104%, 6/12/46	451,520
Aaa	1,500	Ser. 2007-7, Class ASB, 5.745%, 6/12/50(d)	1,392,704
Aaa	140	Morgan Stanley Capital I, Ser. 2004-HQ3, Class A2, 4.050%, 1/13/41	140,821
Aaa	1,000	Ser. 2007-HQ11, Class AAB, 5.444%, 2/12/44	938,933
AAA(e)	260	Ser. 2007-T27, Class AAB, 5.803%, 6/11/42(d)	251,942
AAA(e)	517	Ser. 2008-T29, Class A3, 6.458%, 1/11/43(d)	453,730

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	77

Portfolio of Investments

as of September 30, 2009 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
Aaa	$500	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C22, Class A3, 5.459%, 12/15/44(d)	$498,618
Aaa	500	Ser. 2006-C25, Class A3, 5.891%, 5/15/43(d)	493,515

		Total commercial mortgage backed securities (cost $18,009,067)	17,618,181

FOREIGN AGENCIES 0.2%
A1	390	DP World Ltd. (United Arab Emirates), Sr. Unsec’d. Notes, 144A, 6.850%, 7/02/37	343,001
Baa1	460	RSHB Capital SA For OJSC Russian Agricultural Bank (Luxembourg), Sr. Sec’d. Notes, 144A, 6.299%, 5/15/17	439,254

		Total foreign agencies (cost $849,653)	782,255

MORTGAGE BACKED SECURITIES 13.0%
	1,889	Federal Home Loan Mortgage Corp., 4.500%, 1/01/19 - 7/01/20	1,985,713
	2,038	5.000%, 7/01/18 - 5/01/34	2,152,630
	5,000	5.000%, TBA 30 YR(h)	5,165,625
	440	5.214%, 12/01/35(d)	461,136
	2,590	5.500%, 12/01/33 - 10/01/37	2,720,557
	1,500	5.500%, TBA 30 YR(h)	1,564,688
	584	6.000%, 1/01/34	620,821
	1,000	6.000%, TBA 30 YR(h)	1,052,188
	428	7.000%, 6/01/14 - 11/01/33	469,117
	244	Federal National Mortgage Association, 4.000%, 5/01/19	253,920
	2,655	4.500%, 11/01/18 - 3/01/34	2,772,639
	590	4.500%, TBA 15 YR	610,834
	2,399	5.000%, 10/01/18 - 5/01/38	2,496,860
	5,807	5.500%, 12/01/16 - 2/01/34	6,118,889
	2,000	5.500%, TBA 30 YR(h)	2,091,876
	1,970	5.931%, 7/01/37(d)	2,084,493
	4,756	6.000%, 9/01/13 - 8/01/38	5,058,245
	6,000	6.000%, TBA 30 YR(h)	6,311,250
	4,220	6.500%, 5/01/13 - 10/01/37	4,524,493

See Notes to Financial Statements.

78	Visit our website at www.jennisondryden.com

Moody’s Ratings† (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

MORTGAGE BACKED SECURITIES (continued)
	$87	7.000%, 6/01/32	$95,438
	7	7.500%, 9/01/30	7,452
	15	8.000%, 12/01/23	16,997
	13	8.500%, 2/01/28	14,752
	1,000	Government National Mortgage Association, 4.500%, TBA 30 YR	1,012,188
	1,000	5.000%, TBA 30 YR(h)	1,034,688
	3,000	5.500%, 7/15/33 - 2/15/36	3,162,331
	568	6.500%, 9/15/23 - 8/15/32	607,211
	127	7.000%, 6/15/24 - 5/15/31	140,048
	18	7.500%, 4/15/29 - 5/15/31	19,821
	125	8.000%, 8/15/22 - 6/15/25	141,295

		Total mortgage backed securities (cost $52,780,870)	54,768,195

MUNICIPAL BONDS
A3	65	New Jersey State Turnpike Authority, 7.414%, 1/01/40	80,417
Baa1	40	State of California, 7.550%, 4/01/39	44,627

		Total municipal bonds (cost $105,548)	125,044

RESIDENTIAL MORTGAGE BACKED SECURITIES 0.4%
CC(e)	21	Amortizing Residential Collateral Trust, Ser. 2002-BC7, Class M2, 1.596%, 10/25/32(d)	1,650
Baa2	112	CDC Mortgage Capital Trust, Ser. 2002-HE3, Class M1, 1.896%, 3/25/33(d)	71,473
Aa3	360	Centex Home Equity, Ser. 2005-A, Class M2, 0.746%, 1/25/35(d)	240,426
A3	113	Credit-Based Asset Servicing and Securitization LLC, Ser. 2005-CB6, Class A3, 5.120%, 7/25/35	93,870
Aa2	186	Equity One ABS, Inc., Ser. 2004-3, Class M1, 5.700%, 7/25/34	148,067

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	79

Portfolio of Investments

as of September 30, 2009 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

RESIDENTIAL MORTGAGE BACKED SECURITIES (continued)
Ba3	$300	First Franklin Mortgage Loan Asset Backed Certs., Ser. 2005-FFH1, Class M2, 0.766%, 6/25/36(d)	$9,596
Aa1	89	HFC Home Equity Loan Asset Backed Certs., Ser. 2005- 2, Class M2, 0.736%, 1/20/35(d)	76,761
Aa2	505	Morgan Stanley ABS Capital I, Ser. 2004-NC1, Class M1, 0.946%, 12/25/33(d)	346,246
B3	225	Morgan Stanley Dean Witter Capital I, Ser. 2002-HE1, Class M1, 1.146%, 7/25/32(d)	151,028
A2	168	Morgan Stanley Dean Witter Capital I, Ser. 2002-NC4, Class M1, 1.521%, 9/25/32(d)	105,847
A1	40	Residential Asset Securities Corp., Ser. 2004-KS2, Class MI1, 4.710%, 3/25/34(d)	18,510
A2	240	Saxon Asset Securities Trust, Ser. 2005-2, Class M2, 0.686%, 10/25/35(d)	45,266
Caa1	300	Securitized Asset Backed Receivables LLC Trust, Ser. 2006-FR3, Class A3, 0.496%, 5/25/36(d)	100,408
Aa2	265	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-OP1, Class M1, 1.011%, 2/25/34(d)	173,184

		Total residential mortgage backed securities (cost $2,765,747)	1,582,332

U.S. GOVERNMENT AGENCY OBLIGATIONS 0.8%
	130	Federal Home Loan Bank, 5.000%, 11/17/17	142,016
	435	5.625%, 6/11/21	481,905
	60	Federal Home Loan Mortgage Corp., 4.750%, 1/18/11	63,158
	680	5.250%, 4/18/16	758,484
	590	Federal Home Loan Mortgage Corporation, 3.750%, 3/27/19	590,288

See Notes to Financial Statements.

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Moody’s Ratings† (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
	$490	Federal National Mortgage Association, 5.000%, 3/15/16	$541,160
	95	5.375%, 6/12/17	107,321
	280	6.625%, 11/15/30	361,400
	330	Resolution Funding Corp. Interest Strip, 4.213%, 4/15/18(i)	236,888
	280	Tennessee Valley Authority, 4.500%, 4/01/18	288,385

		Total U.S. government agency obligations (cost $3,527,541)	3,571,005

U.S. GOVERNMENT TREASURY SECURITIES 2.5%
	475	United States Treasury Bonds, 4.250%, 5/15/39	491,402
	515	4.500%, 8/15/39(b)	555,235
	960	7.500%, 11/15/24	1,351,050
	251	United States Treasury Inflation Index, 2.375%, 1/15/17	267,039
	400	United States Treasury Notes, 1.000%, 9/30/11	400,312
	3,270	2.375%, 9/30/14	3,278,436
	600	3.625%, 8/15/19	615,844
	385	4.000%, 8/15/18	406,446
	1,470	United States Treasury Strip Coupon, 3.461%, 5/15/20(j)	978,958
	380	4.320%, 8/15/24(i)	201,247
	545	United States Treasury Strips, 3.600%, 2/15/19(b)(i)	391,028
	1,220	3.830%, 5/15/20(i)(k)	815,014
	205	3.910%, 8/15/20(i)	135,020
	530	5.170%, 11/15/21(i)	325,746
	1,035	6.500%, 8/15/29(i)	447,951

		Total U.S. government treasury securities (cost $10,515,885)	10,660,728

		Total long-term investments (cost $356,292,774)	389,415,014

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	81

Portfolio of Investments

as of September 30, 2009 continued

Moody’s Ratings† (Unaudited)	Principal Amount (000)	Description	Value (Note 1)
SHORT-TERM INVESTMENTS 17.2%

U.S. GOVERNMENT TREASURY SECURITY 0.2%
	$1,000	United States Treasury Bill(j) 0.294%, 12/17/09 (cost $999,380)	$999,825

	Shares
AFFILIATED MUTUAL FUNDS 17.0%
	2,851,213	Dryden Core Investment Fund—Short Term Bond Series (cost $27,925,340)(m)	23,579,528
	48,023,537	Dryden Core Investment Fund—Taxable Money Market Series (cost $48,023,537; includes $21,466,107 of cash collateral for securities on loan)(Note 3)(l)(m)	48,023,537

		Total affiliated mutual funds (cost $75,948,877)	71,603,065

		Total short-term investments (cost $76,948,257)	72,602,890

		Total Investments 109.5% (cost $433,241,031)(n)	462,017,904
		Liabilities in excess of other assets(o) (9.5%)	(40,228,027)

		Net Assets 100.0%	$421,789,877

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ABS—Asset-Based Security

HFC—Housing Finance Corporation

LLC—Limited Liability Corporation

LP—Limited Partnership

MTN—Medium Term Note

NA—National Association

NR—Not Rated

PFD.—Preferred Stock

PLC—Public Limited Company

REIT—Real Estate Investment Trust

See Notes to Financial Statements.

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SA—Special Assessment

STRIP—Separate trading of registered interest and principal of securities.

TBA—To Be Announced

ULC—Unlimited Liability Corporation

†	The ratings reflected are as of September 30, 2009. Ratings of certain bonds may have changed subsequent to that date.
(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities is $20,852,742 ; cash collateral of $21,466,107 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Indicates a security that has been deemed illiquid.
(d)	Variable rate instrument. The interest rate shown reflects the rate in effect at September 30, 2009.
(e)	Standard and Poor’s Rating.
(f)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.
(g)	Indicates a restricted security, the aggregate original cost to such securities is $575,152. The aggregate value of $601,979 is approximately 0.1% of net assets.
(h)	Principal amount of $16,500,000 represents a to-be announced (“TBA”) mortgage dollar roll.
(i)	Represents a zero coupon bond. Rate shown reflects the effective yield at reporting date.
(j)	Rate quoted represents yield-to-maturity as of purchase date.
(k)	Security segregated as collateral for futures contracts.
(l)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(m)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series and the Dryden Core Investment Fund—Short-Term Bond Series.
(n)	As of September 30, 2009, 437 securities representing $6,583,290 and 1.6% of the net assets were fair valued in accordance with the policies adopted by the Board of Directors.
(o)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures contracts, interest rate swaps and credit default swaps as follows:

Open future contracts outstanding at September 30, 2009:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at September 30, 2009	Unrealized Appreciation (Depreciation)
	Long Positions:
12	5-Yr. U.S. T-Notes	Dec-09	$1,373,531	$1,393,125	$19,594
12	U.S. Long Bond	Dec-09	1,424,562	1,456,500	31,938
14	S&P 500 Index	Dec-09	3,720,500	3,685,150	(35,350)
21	2-Yr. U.S. T-Notes	Dec-09	4,549,631	4,556,343	6,712
44	10-Yr. U.S. T-Notes	Dec-09	5,178,223	5,206,437	28,214
82	5-Yr. U.S. T-Notes	Dec-09	9,487,140	9,519,688	32,548

					$83,656

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	83

Portfolio of Investments

as of September 30, 2009 continued

Interest rate swap agreements outstanding at September 30, 2009:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA(a)	8/15/2016	$940	3.192%	3 month LIBOR	$(330)	$—	$(330)
Citibank, NA(a)	2/15/2025	1,410	4.098	3 month LIBOR	(40,713)	—	(40,713)

					$(41,043)	$—	$(41,043)

(a)	Portfolio pays the fixed rate and receives the floating rate.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at September 30, 2009:

Counterparty	Termination Date	Notional Amount (000)#(2)	Fixed Rate	Reference Entity/ Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Protection(1):
Citibank, NA	9/20/2012	$700	0.320%	Altria Group, Inc. 7.000%, due 11/04/13	$7,625	$—	$7,625
Barclays Bank PLC	9/20/2012	700	0.595	Fortune Brands, Inc. 5.375%, due 01/15/16	12,772	—	12,772
Deutsche Bank AG	6/20/2013	400	2.000	International Lease Finance Corp. 4.150%, due 01/20/15	79,882	—	79,882
Credit Suisse International	6/20/2014	300	2.170	Black & Decker Corp. 5.750%, due 11/15/16	(13,901)	—	(13,901)
Deutsche Bank AG	3/20/2014	300	7.050	Starwood Hotels & Resorts Holdings, Inc. 7.875%, due 05/01/12	(51,212)	—	(51,212)
Citibank, NA	3/20/2014	200	3.950	Whirlpool Corp. 7.750%, due 07/15/16	(19,427)	—	(19,427)
JPMorgan Chase Bank	6/20/2014	240	0.650	Bunge Ltd. Finance Corp. 5.350%, due 04/15/14	7,739	—	7,739
Merrill Lynch Capital Services	9/20/2016	150	1.730	Tyson Foods, Inc. 7.850%, due 04/01/16	2,695	—	2,695
Morgan Stanley Capital Services	3/20/2018	300	0.700	Avon Products, Inc. 7.150%, due 11/15/09	(7,295)	—	(7,295)
Deutsche Bank AG	3/20/2018	1,000	0.990	Nordstrom, Inc. 6.950%, due 03/15/28	52,467	—	52,467
Barclays Bank, PLC	3/20/2018	300	1.220	Computer Sciences Corp. 5.000%, due 02/15/13	(19,210)	—	(19,210)
Credit Suisse International	6/20/2018	600	0.970	Verizon Communications, Inc. 4.90%, due 09/15/15	(12,995)	—	(12,995)

See Notes to Financial Statements.

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Counterparty	Termination Date	Notional Amount (000)#(2)	Fixed Rate	Reference Entity/ Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	6/20/2018	$500	0.970%	Simon Property Group L.P. 5.250%, due 12/01/16	$19,276	$—	$19,276
Morgan Stanley Capital Services	6/20/2018	300	1.000	Newell Rubbermaid, Inc. zero, due 07/15/28	15,356	—	15,356
Merrill Lynch Capital Services	6/20/2018	500	1.130	Spectra Energy Capital LLC 6.250%, due 02/15/13	(18,047)	—	(18,047)
Merrill Lynch Capital Services	6/20/2018	500	1.450	Starwood Hotel & Resorts Worldwide, Inc. 6.750%, due 05/15/18	49,230	—	49,230
Merrill Lynch Capital Services	6/20/2018	300	3.050	SLM Corp. 5.125%, due 08/27/12	68,464	—	68,464

					$173,419	$—	$173,419

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount up to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities up to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a a buyer or credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	85

Portfolio of Investments

as of September 30, 2009 continued

The following is a summary of the inputs used as of September 30, 2009 in valuing the Portfolio’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Asset Backed Securities	$—	$272,061	$—
Bank Loans	—	—	—
Collateralized Mortgage Obligations	—	2,253,652	—
Commercial Mortgage Backed Securities	—	17,618,181	—
Common Stocks	$244,223,046	6,432,262	—
Corporate Bonds	215,280	46,724,414	151,028
Foreign Agencies		782,255	—
Municipal Bonds	—	125,044	—
Residential Mortgage Backed Securities	—	1,582,332	—
Mortgage Backed Securities	—	54,768,195	—
Preferred Stocks	31,409	—	—
Rights	4,057	—	—
U.S. Government Agency Obligations	—	3,571,005	—
U.S. Government Treasury Securities	—	11,660,553	—
Warrant	—	65	—
Affiliated Mutual Funds	71,603,065	—	—

	316,076,857	145,790,019	151,028
Other Financial Instruments*	83,656	132,376	—

Total	$316,160,513	$145,922,395	$151,028

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds	Other Financial Instruments (OFI)
Balance as of 9/30/08	$328,394	$—
Realized gain (loss)	(84)	—	*
Change in unrealized appreciation (depreciation)	13,659	—
Earned amortization/accretion	(18)	—
Net purchases (sales)	(49,621)	—
Transfers in and/or out of Level 3	(141,302)	—

Balance as of 9/30/09	$151,028	$—

*	The realized gain/loss earned during the period for other financial instruments was $0.

See Notes to Financial Statements.

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The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2009 were as follows:

Affiliated Mutual Funds (including 5.1% of collateral received for securities on loan)	17.0%
Mortgage Backed Securities	13.0
Oil, Gas & Consumable Fuels	5.6
Commercial Mortgage Backed Securities	4.2
Pharmaceuticals	4.2
Computers & Peripherals	3.3
Diversified Financial Services	2.7
U.S. Government Treasury Securities	2.7
Software	2.4
Banking	2.2
Aerospace & Defense	2.1
Insurance	2.1
Commercial Banks	2.0
Diversified Telecommunication Services	2.0
Capital Markets	1.8
Semiconductors & Semiconductor Equipment	1.7
Food & Staples Retailing	1.4
Food Products	1.4
Healthcare Providers & Services	1.4
Industrial Conglomerates	1.4
Specialty Retail	1.4
Beverages	1.3
Electric	1.3
Tobacco	1.3
Communications Equipment	1.2
Healthcare Equipment & Supplies	1.2
Household Products	1.2
Chemicals	1.1
Media	1.1
Telecommunications	1.1
IT Services	1.0
Electric Utilities	0.9
Internet Software & Services	0.9
Real Estate Investment Trusts	0.9
Energy Equipment & Services	0.8
Multiline Retail	0.8
U.S. Government Agency Obligations	0.8
Biotechnology	0.7
Metals & Mining	0.7
Hotels, Restaurants & Leisure	0.6
Machinery	0.6
Multi-Utilities	0.6
Textiles, Apparel & Luxury Goods	0.6
Collateralized Mortgage Obligations	0.5
Consumer Finance	0.5
Diversified Consumer Services	0.5

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	87

Portfolio of Investments

as of September 30, 2009 continued

Healthcare & Pharmaceutical	0.5%
Life Sciences Tools & Services	0.5
Retailers	0.5
Air Freight & Logistics	0.4
Cable	0.4
Commercial Services & Supplies	0.4
Containers & Packaging	0.4
Foods	0.4
Healthcare Insurance	0.4
Household Durables	0.4
Independent Power Producers & Energy Traders	0.4
Metals	0.4
Non Captive Finance	0.4
Pipelines & Other	0.4
Residential Mortgage Backed Securities	0.4
Consumer	0.3
Electronic Equipment & Instruments	0.3
Road & Rail	0.3
Airlines	0.2
Auto Components	0.2
Automobiles	0.2
Capital Goods	0.2
Construction & Engineering	0.2
Electrical Equipment	0.2
Energy—Integrated	0.2
Energy—Other	0.2
Foreign Agencies	0.2
Lodging	0.2
Media & Entertainment	0.2
Professional Services	0.2
Railroads	0.2
Technology	0.2
Trading Companies & Distributors	0.2
Asset Backed Security	0.1
Building Materials & Construction	0.1
Building Products	0.1
Distributors	0.1
Gas Utilities	0.1
Internet & Catalog Retail	0.1
Leisure Equipment & Products	0.1
Personal Products	0.1
Real Estate Management & Development	0.1
Thrifts & Mortgage Finance	0.1
Wireless Telecommunication Services	0.1

109.5
Liabilities in excess of other assets	(9.5)

100.0%

See Notes to Financial Statements.

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The Series invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative Instruments as of September 30, 2009 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as Hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on swaps	$315,506		Unrealized depreciation on swaps	$142,087
Equity contracts	Unaffiliated Investments	4,122		Due from broker— variation margin	35,350	*
Interest rate contracts	Due from broker— variation margin	119,006	*	Unrealized depreciation on swaps	41,043

Total		$438,634			$218,480

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Purchased Options	Written Options	Total
Interest rate contracts	$948,412	$103,055	$(22,751)	$7,231	$1,035,947
Credit contracts	—	116,870	—	—	116,870
Equity contracts	305,399	—	—	—	305,399

Total	$1,253,811	$219,925	$(22,751)	$7,231	$1,458,216

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	89

Portfolio of Investments

as of September 30, 2009 continued

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Rights	Futures	Swaps	Warrant	Total
Interest rate contracts	$—	$153,885	$(36,489)	$—	$117,396
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	(372,882)	—	(372,882)
Equity contracts	4,057	184,447	—	24	188,528

Total	$4,057	$338,332	$(409,371)	$24	$(66,958)

See Notes to Financial Statements.

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Financial Statements

SEPTEMBER 30, 2009	ANNUAL REPORT

The Prudential Investment Portfolios, Inc./ Dryden Asset Allocation Fund

Statement of Assets and Liabilities

as of September 30, 2009

Assets
Investments at value, including securities on loan of $20,852,742
Unaffiliated Investments (cost $357,292,154)	$390,414,839
Affiliated Investments (cost $75,948,877)	71,603,065
Foreign currency, at value (cost $55,249)	55,402
Receivable for investments sold	12,137,307
Dividends and interest receivable	1,528,202
Unrealized appreciation on swaps	315,506
Receivable for Series shares sold	53,579
Foreign tax reclaim receivable	31,414
Prepaid expenses	9,182
Due from broker—variation margin	4,369

Total assets	476,152,865

Liabilities
Payable for investments purchased	31,452,724
Payable to broker for collateral for securities on loan	21,466,107
Payable for Series shares reacquired	613,072
Accrued expenses and other liabilities	242,004
Management fee payable	216,912
Unrealized depreciation on swaps	183,130
Distribution fee payable	100,343
Affiliated transfer agent fee payable	84,035
Deferred directors’ fees	4,608
Payable to custodian	53

Total liabilities	54,362,988

Net Assets	$421,789,877

Net assets were comprised of:
Common stock, at par	$40,043
Paid-in capital in excess of par	493,258,522

493,298,565
Undistributed net investment income	6,212,885
Accumulated net realized loss on investments and foreign currency transactions	(106,717,534)
Net unrealized appreciation on investments and foreign currencies	28,995,960

Net assets, September 30, 2009	$421,789,877

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($276,468,738 ÷ 26,287,303 shares of common stock issued and outstanding)	$10.52
Maximum sales charge (5.50% of offering price)	0.61

Maximum offering price to public	$11.13

Class B
Net asset value, offering price and redemption price per share
($17,090,486 ÷ 1,622,869 shares of common stock issued and outstanding)	$10.53

Class C
Net asset value, offering price and redemption price per share
($12,598,672 ÷ 1,196,204 shares of common stock issued and outstanding)	$10.53

Class L
Net asset value, offering price and redemption price per share
($6,762,322 ÷ 641,395 shares of common stock issued and outstanding)	$10.54

Class M
Net asset value, offering price and redemption price per share
($3,852,843 ÷ 365,807 shares of common stock issued and outstanding)	$10.53

Class R
Net asset value, offering price and redemption price per share
($98,374 ÷ 9,349 shares of common stock issued and outstanding)	$10.52

Class X
Net asset value, offering price and redemption price per share
($2,516,153 ÷ 238,912 shares of common stock issued and outstanding)	$10.53

Class Z
Net asset value, offering price and redemption price per share
($102,402,289 ÷ 9,680,980 shares of common stock issued and outstanding)	$10.58

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	93

Statement of Operations

Year Ended September 30, 2009

Net Investment Income
Income
Unaffiliated interest income	$6,845,332
Unaffiliated dividend income (net of foreign withholding taxes of $4,530)	6,666,515
Affiliated dividend income	828,745
Affiliated income from securities loaned, net	252,038

Total income	14,592,630

Expenses
Management fee	2,590,851
Distribution fee—Class A	779,524
Distribution fee—Class B	184,398
Distribution fee—Class C	124,147
Distribution fee—Class L	31,958
Distribution fee—Class M	50,415
Distribution fee—Class R	2,529
Distribution fee—Class X	28,148
Transfer agent’s fees and expenses (including affiliated expense of $375,300)	817,000
Custodian’s fees and expenses	155,000
Reports to shareholders	96,000
Registration fees	67,000
Audit fee	33,000
Directors’ fees	30,000
Legal fees and expenses	16,000
Insurance	10,000
Loan interest expense (Note 7)	813
Miscellaneous expenses	39,244

Total expenses	5,056,027
Less: Expense waiver (Note 2)	(79,817)

Net expenses	4,976,210

Net investment income	9,616,420

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions (including affiliated: $(1,705,534))	(82,668,254)
Foreign currency transactions	(69,816)
Financial futures transactions	1,253,811
Short sale transactions	(200,391)
Swap transactions	219,925
Written option transactions	7,231

(81,457,494)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $577,783)	51,944,536
Foreign currencies	3,621
Financial futures contracts	338,332
Short sales	(13,827)
Swaps	(409,371)

51,863,291

Net loss on investments and foreign currencies	(29,594,203)

Net Decrease In Net Assets Resulting From Operations	$(19,977,783)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
Increase (Decrease) In Net Assets
Operations
Net investment income	$9,616,420	$13,241,150
Net realized loss on investments and foreign currency transactions	(81,457,494)	(19,350,398)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	51,863,291	(100,027,635)

Net decrease in net assets resulting from operations	(19,977,783)	(106,136,883)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(8,641,260)	(8,785,932)
Class B	(455,417)	(597,330)
Class C	(279,287)	(328,173)
Class L	(191,576)	(201,963)
Class M	(137,933)	(286,234)
Class R	(17,959)	(18,596)
Class X	(67,281)	(92,198)
Class Z	(3,473,052)	(3,565,022)

	(13,263,765)	(13,875,448)

Distributions from net realized gains
Class A	—	(31,079,987)
Class B	—	(3,217,556)
Class C	—	(1,767,727)
Class L	—	(827,042)
Class M	—	(1,541,821)
Class R	—	(76,149)
Class X	—	(496,629)
Class Z	—	(11,226,392)

	—	(50,233,303)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	28,697,519	36,363,704
Net asset value of shares issued in reinvestment of dividends	12,723,650	61,446,648
Cost of shares reacquired	(98,072,306)	(126,172,631)

Net decrease in net assets from Series share transactions	(56,651,137)	(28,362,279)

Total decrease	(89,892,685)	(198,607,913)

Net Assets:
Beginning of year	511,682,562	710,290,475

End of year(a)	$421,789,877	$511,682,562

(a) Includes undistributed net investment income of:	$6,212,885	$9,988,033

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	95

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company was incorporated in Maryland on August 10, 1995 and consists of six series: Dryden Asset Allocation Fund (formerly Dryden Active Allocation Fund) (the “Series”), Jennison Growth Fund, and Jennison Equity Opportunity Fund which are diversified funds and JennisonDryden Growth Allocation Fund, JennisonDryden Moderate Allocation Fund and JennisonDryden Conservative Allocation Fund which are non-diversified funds. These financial statements relate to Dryden Asset Allocation Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 7, 1996.

The Series’ investment objective is to seek income and long-term growth of capital by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series, in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at their last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean

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between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series’ normal pricing time, are valued at fair value in accordance with the Board of Director’s approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in sixty days or less are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rate of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	97

Notes to Financial Statements

continued

from the fluctuations arising from changes in the market prices of long-term portfolio securities held at fiscal year end. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency

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exchange rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Foreign Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Series’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. This risk may be mitigated by having a master netting arrangement between the Series and the counterparty which may permit the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Short Sales: The Series may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Series may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Series makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Series may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities.

A gain, limited to the price at which the Series sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	99

Notes to Financial Statements

continued

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates, with respect to securities which the Series currently owns or intends to purchase. The Series’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an over-the-counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options and guarantees the futures and options contracts against default.

Swap Agreements: The Series may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Series are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

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Interest rate swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Series is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Series may use interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Series’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Series and the counterparty which may permit the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit default swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Series is subject to credit risk in the normal course of pursuing its investment objectives. The Series may use credit default swaps to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default. The Series may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. The Series’ maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. This risk may be mitigated by having a master netting arrangement between the Series and the counterparty which may permit the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, the Series will generally receive from the buyer of protection an agreed upon payment throughout the term of

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	101

Notes to Financial Statements

continued

the swap provided that there is no credit event. As the seller, the Series would effectively increase investment risk to its portfolio because, in addition to its total net assets, the Series may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Series as a seller of protection could be required to make under a credit default swap agreement would be equal the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Series for the same referenced entity or index. As a buyer of protection, the Series generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of year end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap: In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Series is subject to equity risk exposure in the normal course of pursuing its investment objectives. The Series may enter into total return swaps to manage their exposure to a security or an index. The Series’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Series, from the point of entering into the contract. This risk may be mitigated by

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having a master netting arrangement between the Series and the counterparty which may permit the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of September 30, 2009, the Series has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights: The Series may hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Series until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Dollar Rolls: The Series may enter into mortgage dollar rolls in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	103

Notes to Financial Statements

continued

During the roll period, the Series forgoes principal and interest paid on the securities. The Series’ policy is to record the components of dollar rolls as purchase and sale transactions. The Series had dollar rolls outstanding as of September 30, 2009, which are included in Receivable for Investments Sold and Payable for Investments Purchased in the Statement of Assets and Liabilities. The Series maintains a segregated account of U.S. government securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to dollar rolls.

The Series is subject to the risk that the market value of the securities the Series is obligated to repurchase under the agreement may decline below the repurchase price.

Securities Lending: The Series may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Expenses are recorded on the accrual basis. Net Investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized

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gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”) and Quantitative Management Associates LLC (QMA). The subadvisory agreements provides that PIM and QMA furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM and QMA are obligated to keep certain books and records of the Series. PI pays for the services of PIM and QMA, the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .65 of 1% of the Series’ daily average net assets up to $1 billion and .60 of 1% of the average net assets of the Series in excess of $1 billion. The effective management fee rate was .65 of 1% for the year ended September 30, 2009.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	105

Notes to Financial Statements

continued

PI has contractually agreed to waive up to 0.02% of its management fee to the extent that the Series’ annual operating expenses exceed 0.86% (exclusive of taxes, interest, brokerage commissions, distribution fees and non-routine expenses) of the Fund’s average net assets.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C, Class L, Class M, Class R and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M, R and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B, C, L, M, R and X Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1%, 1%, ..50 of 1%, 1%, .75 of 1% and 1% of the average daily net assets of the Class A, B, C, L, M, R and X shares, respectively. For the year ended September 30, 2009, PIMS contractually agreed to limit such fees to .50% of 1% of the average daily net assets of the Class R shares.

PIMS has advised the Series that it received $56,301 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2009. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2009, it received $304, $43,765, $534, $11,135 and $3,853 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PI, PIM, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer

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agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of First Clearing, LLC (“First Clearing”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended September 30, 2009, the Series incurred approximately $96,400 in total networking fees, of which approximately $48,200 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

PIM is the securities lending agent for the Series. For the year ended September 30, 2009, PIM has been compensated by the Series approximately $107,100 for these services.

The Series invests in the Short Term Bond Series and in the Taxable Money Market Series (each a “Portfolio” and collectively “Portfolios”), of the Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolios are mutual funds registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities other than short-term investments and U.S. Government Securities, for the year ended September 30, 2009 were $997,212,873 and $1,077,062,851, respectively.

Transactions in options written during the year ended September 30, 2009, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at September 30, 2008	—	$—
Options written	(24)	(16,686)
Options terminated in closing purchase transactions	24	16,686
Options expired	—	—
Options outstanding at September 30, 2009	—	—

	—	$—

There were no dollar rolls outstanding at September 30, 2009

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Notes to Financial Statements

continued

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividends date. In order to present undistributed net investment income, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions. For the year ended September 30, 2009, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investments and foreign currency transactions by $127,803 due to differences in the treatment for books and tax purposes due to investments in partnerships, reclassification of net foreign currency losses, reclass of paydown gain/(loss) and swap income. Net investment income, net realized loss and net assets were not affected by this change.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2009 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustment	Total Net Unrealized Appreciation
$436,711,843	$42,748,843	$(17,442,782)	$25,306,061	$135,431	$25,441,492

The difference between book basis and tax basis was attributable to deferred losses on wash sales and marking to market of unrealized appreciation on passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, appreciation (depreciation) on swaps and positions sold short and mark to market of receivables and payables.

For the year ended September 30, 2009, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets were $13,263,765 from ordinary income. The respective amount for the year ended September 30, 2008 were $33,128,944 of ordinary income and $30,979,807 of long-term capital gains.

As of September 30, 2009, the accumulated undistributed ordinary income on a tax basis was $6,263,606.

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For federal income tax purposes, the Fund has a capital loss carryforward as of September 30, 2009 of approximately $38,388,000 which expires in 2017. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforwards. It is uncertain if the Fund will be able to realize the full benefit of the remaining carryforwards prior to the expiration date.

The Series elected to treat post-October currency and capital losses of approximately $44,000 and $64,780,000 as having been incurred in the following fiscal year (September 30, 2010).

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2009, no provision for income tax would be required in the Series’ financial statements. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares. Class A and Class L shares are sold with a front-end sales charge of up to 5.50% and 5.75%, respectively. All investors who purchase Class A or Class L shares in an amount of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% if they sell these shares within 12 months of purchase, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class M and Class X shares are sold with a CDSC which declines from 6% to zero depending on the period of time the shares are held. Class C shares have a CDSC of 1% during the first 12 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class M shares will automatically convert to Class A shares approximately eight years after purchase. Class L shares are closed to most new purchases (with the exception of reinvested dividends). Class L and Class M shares are only exchangeable with Class L and Class M shares, respectively, offered by certain other Strategic Partners Funds. Class X shares are closed to new purchases. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	109

Notes to Financial Statements

continued

There are 1 billion shares of $.001 par value common stock of the Series, designated Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z, each of which consists of 200 million, 125 million, 125 million, 125 million, 125 million, 75 million, 150 million, and 75 million authorized shares, respectively. As of September 30, 2009, Prudential did not own any Class R shares of the Series.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2009:
Shares sold	825,834	$7,587,544
Shares issued in reinvestment of dividends	927,190	8,168,545
Shares reacquired	(5,996,861)	(54,833,015)

Net increase (decrease) in shares outstanding before conversion	(4,234,837)	(39,076,926)
Shares issued upon conversion from Class B, M and X	855,181	7,818,814

Net increase (decrease) in shares outstanding	(3,388,656)	$(31,258,112)

Year ended September 30, 2008:
Shares sold	900,513	$11,463,241
Shares issued in reinvestment of dividends	2,938,292	37,933,548
Shares reacquired	(5,205,802)	(65,804,341)

Net increase (decrease) in shares outstanding before conversion	(1,366,997)	(16,407,552)
Shares issued upon conversion from Class B, M and X	1,206,226	15,305,502

Net increase (decrease) in shares outstanding	(160,771)	$(1,102,050)

Class B
Year ended September 30, 2009:
Shares sold	152,017	$1,388,001
Shares issued in reinvestment of dividends	49,794	441,676
Shares reacquired	(508,475)	(4,622,376)

Net increase (decrease) in shares outstanding before conversion	(306,664)	(2,792,699)
Shares reacquired upon conversion into Class A	(514,342)	(4,710,513)

Net increase (decrease) in shares outstanding	(821,006)	$(7,503,212)

Year ended September 30, 2008:
Shares sold	192,768	$2,473,043
Shares issued in reinvestment of dividends	285,016	3,688,110
Shares reacquired	(617,752)	(7,770,139)

Net increase (decrease) in shares outstanding before conversion	(139,968)	(1,608,986)
Shares reacquired upon conversion into Class A	(606,293)	(7,542,688)

Net increase (decrease) in shares outstanding	(746,261)	$(9,151,674)

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Class C	Shares	Amount
Year ended September 30, 2009:
Shares sold	112,265	$1,038,136
Shares issued in reinvestment of dividends	27,728	245,943
Shares reacquired	(428,680)	(3,965,304)

Net increase (decrease) in shares outstanding	(288,687)	$(2,681,225)

Year ended September 30, 2008:
Shares sold	133,656	$1,739,511
Shares issued in reinvestment of dividends	131,171	1,697,357
Shares reacquired	(521,575)	(6,629,884)

Net increase (decrease) in shares outstanding	(256,748)	$(3,193,016)

Class L
Year ended September 30, 2009:
Shares sold	8,209	$76,909
Shares issued in reinvestment of dividends	20,611	182,205
Shares reacquired	(123,432)	(1,151,333)

Net increase (decrease) in shares outstanding	(94,612)	$(892,219)

Year ended September 30, 2008:
Shares sold	3,725	$45,489
Shares issued in reinvestment of dividends	76,763	993,316
Shares reacquired	(156,448)	(1,978,472)

Net increase (decrease) in shares outstanding	(75,960)	$(939,667)

Class M
Year ended September 30, 2009:
Shares sold	20,013	$181,769
Shares issued in reinvestment of dividends	14,862	131,828
Shares reacquired	(216,162)	(1,947,703)

Net increase (decrease) in shares outstanding before conversion	(181,287)	(1,634,106)
Shares reacquired upon conversion into Class A	(251,149)	(2,300,716)

Net increase (decrease) in shares outstanding	(432,436)	$(3,934,822)

Year ended September 30, 2008:
Shares sold	29,267	$385,599
Shares issued in reinvestment of dividends	131,756	1,704,923
Shares reacquired	(506,923)	(6,481,091)

Net increase (decrease) in shares outstanding before conversion	(345,900)	(4,390,569)
Shares reacquired upon conversion into Class A	(590,801)	(7,634,123)

Net increase (decrease) in shares outstanding	(936,701)	$(12,024,692)

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	111

Notes to Financial Statements

continued

Class R	Shares	Amount
Year ended September 30, 2009:
Shares sold	5,614	$51,669
Shares issued in reinvestment of dividends	1,808	15,987
Shares reacquired	(78,639)	(767,325)

Net increase (decrease) in shares outstanding	(71,217)	$(699,669)

Year ended September 30, 2008:
Shares sold	10,099	$129,276
Shares issued in reinvestment of dividends	5,265	68,131
Shares reacquired	(15,535)	(211,985)

Net increase (decrease) in shares outstanding	(171)	$(14,578)

Class X
Year ended September 30, 2009:
Shares sold	15,275	$134,639
Shares issued in reinvestment of dividends	7,417	65,790
Shares reacquired	(77,244)	(702,691)

Net increase (decrease) in shares outstanding before conversion	(54,551)	(502,262)
Shares reacquired upon conversion into Class A	(86,253)	(807,585)

Net increase (decrease) in shares outstanding	(140,804)	$(1,309,847)

Year ended September 30, 2008:
Shares sold	14,671	$200,148
Shares issued in reinvestment of dividends	44,094	570,578
Shares reacquired	(159,409)	(2,022,331)

Net increase (decrease) in shares outstanding before conversion	(100,644)	(1,251,605)
Shares reacquired upon conversion into Class A	(10,820)	(128,691)

Net increase (decrease) in shares outstanding	(111,464)	$(1,380,296)

Class Z
Year ended September 30, 2009:
Shares sold	1,958,310	$18,238,852
Shares issued in reinvestment of dividends	392,724	3,471,676
Shares reacquired	(3,211,902)	(30,082,559)

Net increase (decrease) in shares outstanding	(860,868)	$(8,372,031)

Year ended September 30, 2008:
Shares sold	1,566,118	$19,927,397
Shares issued in reinvestment of dividends	1,140,377	14,790,685
Shares reacquired	(2,808,413)	(35,274,388)

Net increase (decrease) in shares outstanding	(101,918)	$(556,306)

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Note 7. Borrowing

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .15 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 20, 2010. For the period from October 24, 2008 through October 21, 2009, the Funds paid a commitment fee of .13 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Series utilized the line of credit during the year ended September 30, 2009. The average daily balance for the 10 days the Fund had loans outstanding during the year was approximately $1,959,000 at a weighted average interest rate of 1.51%.

Note 8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Series through November 23, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	113

Financial Highlights

	Class A
	Year Ended September 30, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.08

Income (loss) from investment operations
Net investment income	.22
Net realized and unrealized gain (loss) on investment transactions	(.48)

Total from investment operations	(.26)

Less Distributions
Dividends from net investment income	(.30)
Distributions from net realized gains	—

Total distributions	(.30)

Net asset value, end of year	$10.52

Total Return(b):	(1.79)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$276,469
Average net assets (000)	$259,847
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.25	%(e)
Expenses, excluding distribution and service (12b-1) fees	.95	%(e)
Net investment income	2.41	%(e)
For Class A, B, C, L, M, R, X and Z shares:
Portfolio turnover rate	259%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.
(d)	Prior to January 31, 2008, the distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.
(e)	As of March 23, 2007, the Manager of the Series has agreed to reimburse up to 0.02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds 0.86% of the average daily net assets of Class A. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment income ratios would be 1.27%, 0.97% and 2.39%, respectively, for the year ended September 30, 2009 and 1.18%, 0.90% and 2.14%, respectively, for the year ended September 30, 2008.

See Notes to Financial Statements.

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Class A
Year Ended September 30,
2008(a)		2007(a)		2006(a)		2005(a)

$14.62		$14.17		$14.00		$12.83

.28		.29		.28		.21
(2.46)		1.25		.79		1.12

(2.18)		1.54		1.07		1.33

(.30)		(.30)		(.22)		(.16)
(1.06)		(.79)		(.68)		—

(1.36)		(1.09)		(0.90)		(.16)

$11.08		$14.62		$14.17		$14.00

(16.22)%		11.34%		7.98%		10.41%

$328,706		$436,337		$415,486		$424,341
$390,410		$430,168		$415,508		$428,897

1.16	%(d)(e)	1.10	%(d)	1.08	%(d)	1.09	%(d)
.88	%(e)	.85%		.83%		.84%
2.16	%(e)	2.00%		2.05%		1.52%

298%		226%		152%		119%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	115

Financial Highlights

continued

	Class B
	Year Ended September 30, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.04

Income (loss) from investment operations
Net investment income	.16
Net realized and unrealized gain (loss) on investment transactions	(.47)

Total from investment operations	(.31)

Less Distributions
Dividends from net investment income	(.20)
Distributions from net realized gains	—

Total distributions	(.20)

Net asset value, end of year	$10.53

Total Return(b):	(2.49)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$17,090
Average net assets (000)	$18,440
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.95	%(d)
Expenses, excluding distribution and service (12b-1) fees	.95	%(d)
Net investment income	1.75	%(d)

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.
(d)	As of March 23, 2007, the Manager of the Series has agreed to reimburse up to 0.02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds 0.86% of the average daily net assets of Class B. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment income ratios would be 1.97%, 0.97% and 1.73%, respectively, for the year ended September 30, 2009 and 1.90%, 0.90% and 1.42%, respectively, for the year ended September 30, 2008.

See Notes to Financial Statements.

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Class B
Year Ended September 30,
2008(a)		2007(a)	2006(a)	2005(a)

$14.57		$14.11	$13.94	$12.78

.18		.18	.18	.11
(2.45)		1.26	.78	1.10

(2.27)		1.44	.96	1.21

(.20)		(.19)	(.11)	(.05)
(1.06)		(.79)	(.68)	—

(1.26)		(.98)	(.79)	(.05)

$11.04		$14.57	$14.11	$13.94

(16.86)%		10.58%	7.14%	9.50%

$26,977		$46,486	$52,601	$73,983
$37,753		$50,122	$64,048	$88,854

1.88	%(d)	1.85%	1.83%	1.84%
.88	%(d)	.85%	.83%	.84%
1.44	%(d)	1.25%	1.29%	.77%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	117

Financial Highlights

continued

	Class C
	Year Ended September 30, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.04

Income (loss) from investment operations
Net investment income	.16
Net realized and unrealized gain (loss) on investment transactions	(.47)

Total from investment operations	(.31)

Less Distributions
Dividends from net investment income	(.20)
Distributions from net realized gains	—

Total distributions	(.20)

Net asset value, end of year	$10.53

Total Return(b):	(2.49)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$12,599
Average net assets (000)	$12,415
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.95	%(d)
Expenses, excluding distribution and service (12b-1) fees	.95	%(d)
Net investment income	1.72	%(d)

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.
(d)	As of March 23, 2007, the Manager of the Series has agreed to reimburse up to 0.02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds 0.86% of the average daily net assets of Class C. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment income ratios would be 1.97%, 0.97% and 1.70%, respectively, for the year ended September 30, 2009 and 1.90%, 0.90% and 1.42%, respectively, for the year ended September 30, 2008.

See Notes to Financial Statements.

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Class C
Year Ended September 30,
2008(a)		2007(a)	2006(a)	2005(a)

$14.57		$14.11	$13.95	$12.78

.18		.17	.18	.11
(2.45)		1.27	.77	1.11

(2.27)		1.44	.95	1.22

(.20)		(.19)	(.11)	(.05)
(1.06)		(.79)	(.68)	—

(1.26)		(.98)	(.79)	(.05)

$11.04		$14.57	$14.11	$13.95

(16.86)%		10.58%	7.14%	9.50%

$16,393		$25,379	$13,287	$13,500
$21,104		$19,954	$13,413	$14,221

1.88	%(d)	1.85%	1.83%	1.84%
.88	%(d)	.85%	.83%	.84%
1.44	%(d)	1.21%	1.30%	.78%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	119

Financial Highlights

continued

	Class L

	Year Ended September 30, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.09

Income (loss) from investment operations
Net investment income	.21
Net realized and unrealized gain (loss) on investment transactions	(.49)

Total from investment operations	(.28)

Less Distributions
Dividends from net investment income	(.27)
Distributions from net realized gains	—

Total distributions	(.27)

Net asset value, end of period	$10.54

Total Return(c):	(2.05)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$6,762
Average net assets (000)	$6,392
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.45	%(e)
Expenses, excluding distribution and service (12b-1) fees	.95	%(e)
Net investment income	2.21	%(e)

(a)	Calculations are based on average shares outstanding during the period.
(b)	Commencement of operations.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolios in which the Series invests.
(e)	As of March 23, 2007, the Manager of the Series has agreed to reimburse up to 0.02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds 0.86% of the average daily net assets of Class L. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment income ratios would be 1.47%, 0.97% and 2.19%, respectively, for the year ended September 30, 2009 and 1.40%, 0.90% and 1.92%, respectively, for the year ended September 30, 2008.
(f)	Annualized.

See Notes to Financial Statements.

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Class L
Year Ended September 30, 2008(a)		March 26, 2007(b) through September 30, 2007(a)

$14.62		$14.13

.25		.12
(2.46)		.37

(2.21)		.49

(.26)		—
(1.06)		—

(1.32)		—

$11.09		$14.62

(16.41)%		3 .47%

$8,160		$11,874
$10,201		$11,940

1.38	%(e)	1.35	%(f)
.88	%(e)	.85	%(f)
1.94	%(e)	1.62	%(f)

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	121

Financial Highlights

continued

	Class M

	Year Ended September 30, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.04

Income (loss) from investment operations
Net investment income	.17
Net realized and unrealized gain (loss) on investment transactions	(.48)

Total from investment operations	(0.31)

Less Distributions
Dividends from net investment income	(.20)
Distributions from net realized gains	—

Total distributions	(.20)

Net asset value, end of period	$10.53

Total Return(c):	(2.49)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$3,853
Average net assets (000)	$5,042
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.95	%(e)
Expenses, excluding distribution and service (12b-1) fees	.95	%(e)
Net investment income	1.80	%(e)

(a)	Calculations are based on average shares outstanding during the period.
(b)	Commencement of operations.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolios in which the Series invests.
(e)	As of March 23, 2007, the Manager of the Series has agreed to reimburse up to 0.02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds 0.86% of the average daily net assets of Class M. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment income ratios would be 1.97%, 0.97% and 1.78%, respectively, for the year ended September 30, 2009 and 1.90%, 0.90% and 1.40%, respectively, for the year ended September 30, 2008.
(f)	Annualized.

See Notes to Financial Statements.

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Class M
Year Ended September 30, 2008(a)		March 26, 2007(b) through September 30, 2007(a)

$14.57		$14.12

.18		.08
(2.45)		.37

(2.27)		.45

(.20)		—
(1.06)		—

(1.26)		—

$11.04		$14.57

(16.86)%		3.19%

$8,812		$25,279
$15,838		$29,898

1.88	%(e)	1.85	%(f)
.88	%(e)	.85	%(f)
1.42	%(e)	1.08	%(f)

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	123

Financial Highlights

continued

	Class R

	Year Ended September 30, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.09

Income (loss) from investment operations
Net investment income	.20
Net realized and unrealized gain (loss) on investment transactions	(.50)

Total from investment operations	(.30)

Less Distributions
Dividends from net investment income	(.27)
Distributions from net realized gains	—

Total distributions	(.27)

Net asset value, end of period	$10.52

Total Return(c):	(2.24)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$98
Average net assets (000)	$506
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.45	%(f)
Expenses, excluding distribution and service (12b-1) fees	.95	%(f)
Net investment income	2.25	%(f)

(a)	Calculations are based on average shares outstanding during the period.
(b)	Commencement of operations.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolios in which the Series invests.
(e)	The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% on the average daily net assets of the Class R shares.
(f)	As of March 23, 2007, the Manager of the Series has agreed to reimburse up to 0.02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds 0.86% of the average daily net assets of Class R. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment income ratios would be 1.47%, 0.97% and 2.23%, respectively, for the year ended September 30, 2009 and 1.40%, 0.90% and 1.92%, respectively, for the year ended September 30, 2008.
(g)	Annualized.

See Notes to Financial Statements.

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Class R
Year Ended September 30,				December 17, 2004(b) through September 30, 2005(a)
2008(a)		2007(a)	2006(a)

$14.62		$14.16	$14.00	$13.53

.25		.25	.24	.12
(2.46)		1.27	.78	.35

(2.21)		1.52	1.02	.47

(.26)		(.27)	(.18)	—
(1.06)		(.79)	(.68)	—

(1.32)		(1.06)	(.86)	—

$11.09		$14.62	$14.16	$14.00

(16.41)%		11.13%	7.70%	3.40%

$893		$1,181	$1,015	$3
$1,008		$1,105	$293	$2

1.38	%(f)	1.35%	1.33%	1.34	%(g)
.88	%(f)	.85%	.83%	.84	%(g)
1.94	%(f)	1.76%	1.94%	1.48	%(g)

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	125

Financial Highlights

continued

	Class X

	Year Ended September 30, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.04

Income (loss) from investment operations
Net investment income	.16
Net realized and unrealized gain (loss) on investment transactions	(.47)

Total from investment operations	(.31)

Less Distributions
Dividends from net investment income	(.20)
Distributions from net realized gains	—

Total distributions	(.20)

Net asset value, end of period	$10.53

Total Return(c):	(2.49)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2,516
Average net assets (000)	$2,815
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.95	%(e)
Expenses, excluding distribution and service (12b-1) fees	.95	%(e)
Net investment income	1.75	%(e)

(a)	Calculations are based on average shares outstanding during the period.
(b)	Commencement of operations.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying portfolios in which the Series invests.
(e)	As of March 23, 2007, the Manager of the Series has agreed to reimburse up to 0.02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds 0.86% of the average daily net assets of Class X. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment income ratios would be 1.97%, 0.97% and 1.73%, respectively, for the year ended September 30, 2009 and 1.90%, 0.90% and 1.41%, respectively, for the year ended September 30, 2008.
(f)	Annualized.

See Notes to Financial Statements.

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Class X
Year Ended September 30, 2008(a)		March 26, 2007(b) through September 30, 2007(a)

$14.57		$14.12

.18		.08
(2.45)		.37

(2.27)		.45

(.20)		—
(1.06)		—

(1.26)		—

$11.04		$14.57

(16.86)%		3.19%

$4,192		$7,157
$5,838		$7,694

1.88	%(e)	1.85	%(f)
.88	%(e)	.85	%(f)
1.43	%(e)	1.09	%(f)

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	127

Financial Highlights

continued

	Class Z
	Year Ended September 30, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.15

Income (loss) from investment operations
Net investment income	.25
Net realized and unrealized gain (loss) on investment transactions	(.48)

Total from investment operations	(.23)

Less Distributions
Dividends from net investment income	(.34)
Distributions from net realized gains	—

Total distributions	(.34)

Net asset value, end of year	$10.58

Total Return(b):	(1.47)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$102,402
Average net assets (000)	$93,145
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.95	%(d)
Expenses, excluding distribution and service (12b-1) fees	.95	%(d)
Net investment income	2.71	%(d)

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.
(d)	As of March 23, 2007, the Manager of the Series has agreed to reimburse up to 0.02% of the Series’ management fee in order to limit operating expenses (excluding interest, taxes, brokerage commissions, 12B-1 fees and certain extraordinary expenses) when such expense ratio before waiver exceeds 0.86% of the average daily net assets of Class Z. If the manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12B-1) fees) and net investment income ratios would be 0.97%, 0.97% and 2.69%, respectively, for the year ended September 30, 2009 and 0.90%, 0.90% and 2.42%, respectively, for the year ended September 30, 2008.

See Notes to Financial Statements.

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Class Z
Year Ended September 30,
2008(a)		2007(a)	2006(a)	2005(a)

$14.71		$14.25	$14.08	$12.90

.31		.32	.32	.24
(2.47)		1.27	.78	1.13

(2.16)		1.59	1.10	1.37

(.34)		(.34)	(.25)	(.19)
(1.06)		(.79)	(.68)	—

(1.40)		(1.13)	(.93)	(.19)

$11.15		$14.71	$14.25	$14.08

(16.03)%		11.64%	8.29%	10.63%

$117,549		$156,599	$164,649	$173,188
$140,799		$163,110	$168,165	$176,256

.88	%(d)	.85%	.83%	.84%
.88	%(d)	.85%	.83%	.84%
2.44	%(d)	2.25%	2.30%	1.76%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund	129

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios:

We have audited the accompanying statement of assets and liabilities of Dryden Asset Allocation Fund (one of the series constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 23, 2009

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Series’ fiscal year end September 30, 2009, as to the federal tax status of dividends paid by the Series during such fiscal year. We are advising you that during the fiscal year ended September 30, 2009, the Series paid ordinary income dividends for Class A shares of $0.300 per share, for Class B, C, M and X shares of $0.197 per share, for Class L and Class R shares of $0.271 per share, and for Class Z $0.340 per share, respectively, which are taxable as such.

For the year ended September 30, 2009, the Series designates the maximum amount allowable, but not less than the following percentages of the ordinary income dividends paid during the fiscal year as 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI) 2) eligible for the corporate dividend received deduction in accordance with Section 854 of the Internal Revenue Code (DRD) 3) interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code (IR):

QDI (1)	DRD (2)	IR (3)
56.63%	48.05%	38.38%

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 16.95% of the dividends paid from ordinary income in the fiscal year ended September 30, 2009 qualify for each of these states’ tax exclusion.

In January 2010, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2009.

The Prudential Investment Portfolios, lnc./Dryden Asset Allocation Fund	131

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (57) Board Member Portfolios Overseen: 57

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (57) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (75) Board Member Portfolios Overseen: 57	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 57

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Robert E. La Blanc (75) Board Member Portfolios Overseen: 57	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 57

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (67) Board Member Portfolios Overseen: 57	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (66) Board Member Portfolios Overseen: 57	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 57	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 57

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Member (1)
Judy A. Rice (61) Board Member & President Portfolios Overseen: 57

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005- March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund

[1]	The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003.

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Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Scott E. Benjamin (36) Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).

Kathryn L. Quirk (56) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (51) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (46) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund

Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.
[1]	The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Kneirim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Scott E. Benjamin, 2009.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Dryden Asset Allocation Fund (the “Fund”)1 consists of 11 individuals, 10 of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the JennisonDryden Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with each of Quantitative Management Associates LLC (“QMA”) and Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 2-4, 2009 and approved the renewal of the agreements through July 31, 2010, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group was objectively determined by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and ten-year periods ending December 31, 2008, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadvisers, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees,

1 Dryden Asset Allocation Fund is a series of The Prudential Investment Portfolios, Inc.

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund

Approval of Advisory Agreements (continued)

and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 2-4, 2009.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and each of QMA and PIM, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI, QMA and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by QMA and PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA and PIM, and also reviewed the qualifications, backgrounds and responsibilities of the QMA and PIM portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, QMA’s and

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PIM’s organizational structures, senior management, investment operations, and other relevant information pertaining to PI, QMA and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI, QMA and PIM. The Board noted that both QMA and PIM are affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each of QMA and PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI, QMA and PIM under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Mixed-Asset Target Allocation Growth Funds Performance Universe) was in the second quartile for the one-, three-, five-, and ten-year periods. The Board also noted that the Fund outperformed its benchmark index for the five- and ten-year periods, though it underperformed the index for the one- and three-year periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and the Fund’s total expenses both ranked in the Expense Group’s third quartile. The Board noted that the actual management fee was only 1.6 basis points higher than the median actual management fee for all funds included in the Expense Group, and that the Fund’s total expenses were also only 1.6 basis points higher than the median total expenses for all funds included in the Expense Group. The Board considered that PI has agreed to waive up to 0.020% of its management fee to the extent that the Fund’s annual operating expenses exceed 0.860% (exclusive of 12b-1 fees and certain other fees) of the Fund’s average daily net assets; the Board agreed that PI should not discontinue the existing fee waiver. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund

Approval of Advisory Agreements (continued)

methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadvisers, affiliates of PI, as their profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI, QMA and PIM

The Board considered potential ancillary benefits that might be received by PI, QMA and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA and PIM included their ability to use soft dollar credits, brokerage commissions received by affiliates of QMA and PIM, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI, QMA and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception
Class A	–7.19%	0.63%	1.86%	—
Class B	–7.26	0.85	1.70	—
Class C	–3.45	1.01	1.70	—
Class L	–7.68	N/A	N/A	–8.55% (3/26/07)
Class M	–8.22	N/A	N/A	–8.18 (3/26/07)
Class R	–2.24	N/A	N/A	0.24 (12/17/04)
Class X	–8.22	N/A	N/A	–8.18 (3/26/07)
Class Z	–1.47	2.04	2.73	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception
Class A	–1.79%	1.78%	2.44%	—
Class B	–2.49	1.01	1.70	—
Class C	–2.49	1.01	1.70	—
Class L	–2.05	N/A	N/A	–6.37% (3/26/07)
Class M	–2.49	N/A	N/A	–6.84 (3/26/07)
Class R	–2.24	N/A	N/A	0.24 (12/17/04)
Class X	–2.49	N/A	N/A	–6.84 (3/26/07)
Class Z	–1.47	2.04	2.73	—

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Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.27%; Class B, 1.97%; Class C, 1.97%; Class L, 1.47%; Class M, 1.97%; Class R, 1.72%; Class X, 1.97%; Class Z, 0.97%. Net operating expenses apply to: Class A, 1.25%; Class B, 1.95%; Class C, 1.95%; Class L, 1.45%; Class M, 1.95%; Class R, 1.45%; Class X, 1.95%; Class Z, 0.95%, after contractual reduction of management fees and/or distribution fees (Class R only).

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Dryden Asset Allocation Fund (Class A shares) with a similar investment in the Customized Blend Index, the Prior Customized Blend Index, and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 1999) and the account values at the end of the current fiscal year (September 30, 2009) as measured on a quarterly basis. The S&P 500 Index, Customized Blend Index, and the Prior Customized Blend Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2009, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Customized Blend Index is made up of the S&P 500 Index (50%), the Barclays Capital U.S. Aggregate Bond Index (40%), the Russell 2000 Index (5%), and the MSCI EAFE Index (5%). The Prior Customized Blend Index is made up of the S&P 500 Index (57.5%), the Barclays Capital U.S. Aggregate Bond Index (40.0%), and the T-Bill 3-Month Blend (2.5%). The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of balanced/allocation stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively, and an annual 12b-1 fee of up to 0.30% and 0.50%, respectively. Investors who purchase Class A and Class L shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent

The Prudential Investment Portfolios, Inc./Dryden Asset Allocation Fund

Growth of a $10,000 Investment (continued)

deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of up to 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% from the date of purchase and an annual 12b-1 fee of up to 1%. Class L shares are generally closed to most new purchases (with the exception of reinvested dividends). Class M shares are generally closed to new purchases. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and 1% in the seventh year, a 12b-1 fee of 1% annually. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class X shares are generally closed to new purchases. Class X shares automatically convert to Class A shares on a quarterly basis approximately 10 years (eight years in the case of shares purchased prior to August 19, 1998) after purchase. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Prudential Investment Management, Inc. Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102 Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Asset Allocation Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under The Prudential Investment Portfolios, Inc. name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Asset Allocation Fund
Share Class	A	B	C	L	M	R	X	Z
NASDAQ	PIBAX	PBFBX	PABCX	DAACL	DAACM	PALRX	DAACX	PABFX
CUSIP	74437E883	74437E875	74437E867	74437E586	74437E578	74437E636	74437E560	74437E859

MF185E     0166217-00001-00

SEPTEMBER 30, 2009	ANNUAL REPORT

Jennison Growth Fund

FUND TYPE

Large cap stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

November 16, 2009

Dear Shareholder:

We hope you find the annual report for the Jennison Growth Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: it limits your exposure to any particular asset class, plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds through its unit Prudential Fixed Income Management. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

The Prudential Investment Portfolios, Inc./Jennison Growth Fund

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Growth Fund is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.13%; Class B, 1.83%; Class C, 1.83%; Class R, 1.58%; Class Z, 0.83%. Net operating expenses apply to: Class A, 1.13%; Class B, 1.83%; Class C, 1.83%; Class R, 1.33%; Class Z, 0.83%, after contractual reduction through 1/31/2011 for Class R shares.

Cumulative Total Returns as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	2.95%	15.73%	–12.91%	—
Class B	2.23	11.68	–19.08	—
Class C	2.23	11.68	–19.08	—
Class R	2.73	N/A	N/A	5.26% (12/17/04)
Class Z	3.20	17.29	–10.58	—
Russell 1000 Growth Index[2]	–1.85	9.68	–22.80	**
S&P 500 Index[3]	–6.91	5.18	–1.53	***
Lipper Average[4]	–2.72	7.71	–9.72	****

Average Annual Total Returns[5] as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–2.71%	1.81%	–1.93%	—
Class B	–2.77	2.05	–2.09	—
Class C	1.23	2.23	–2.09	—
Class R	2.73	N/A	N/A	1.08% (12/17/04)
Class Z	3.20	3.24	–1.11	—
Russell 1000 Growth Index[2]	–1.85	1.86	–2.56	**
S&P 500 Index[3]	–6.91	1.01	–0.15	***
Lipper Average[4]	–2.72	1.42	–1.34	****

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception returns are provided for any share class with less than 10 calendar years of returns.

2The Russell 1000 Growth Index is an unmanaged index comprising those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit relatively high price-to-book ratios, price-to-earnings ratios, forecasted growth rates, and relatively low dividend yields.

3The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

4The Lipper Large-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Russell 1000 Growth Index Closest Month-End to Inception cumulative total return is 0.46% for Class R. Russell 1000 Growth Index Closest Month-End to Inception average annual total return is 0.10% for Class R.

***S&P 500 Index Closest Month-End to Inception cumulative total return is –3.71% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return is –0.79% for Class R.

****Lipper Average Closest Month-End to Inception cumulative total return is –1.85% for Class R. Lipper Average Closest Month-End to Inception average annual total return is –0.47% for Class R.

Investors cannot invest directly in an index. The returns for the Russell 1000 Growth Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	3

Your Fund’s Performance (continued)

Five Largest Holdings expressed as a percentage of net assets as of 9/30/09 (excluding short-term investments)
Google, Inc. (Class A Stock), Internet Software & Services	5.2%
Apple, Inc., Computers & Peripherals	4.3
QUALCOMM, Inc., Communications Equipment	4.2
Gilead Sciences, Inc., Biotechnology	3.4
Goldman Sachs Group, Inc., (The), Capital Markets	3.3

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/09 (excluding short-term investments)
Software	8.7%
Computers & Peripherals	8.6
Pharmaceuticals	7.2
Internet Software & Services	7.0
Oil, Gas & Consumable Fuels	7.0

Industry weightings are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Jennison Growth Fund’s Class A shares gained 2.95% in the 12 months ended September 30, 2009, outperforming the Russell 1000® Growth Index (the Index), which declined 1.85%. The Fund also outperformed the style neutral S&P 500 Index, which fell 6.91%, and the Lipper Large-Cap Growth Funds Average, which dropped 2.72%.

Most sectors in the Index lost ground, with the steepest declines coming in energy and financials. The information technology and consumer discretionary sectors advanced. The Fund gained from positions in information technology, consumer discretionary, financials, and healthcare. Positions in industrials and materials declined the most.

The Fund’s positive relative performance reflected strong stock selection across a range of sectors including healthcare, consumer discretionary, financials, energy, and information technology. Relative to the Index, underweight positions in industrials and consumer staples contributed positively to performance. Overweight positions in information technology and healthcare benefited performance, as well. Weak stock selection in industrials and materials hurt performance.

What was the investment environment like during the reporting period?

The reporting period was marked by economic and market turmoil early on; however, the market rebounded strongly during the latter half of the fiscal year. Early in the period, difficulties stemming from the credit crisis prompted unprecedented coordination between the U.S. Department of the Treasury and the U.S. Federal Reserve Bank in efforts to resuscitate credit markets and stabilize the financial system. Inflation concerns abated, as slumping demand in the U.S. and the weakening global economy hit commodities prices. Falling housing prices, rising unemployment, and stalled production and consumption all contributed to the most severe recession in recent history. Corporations across the globe announced workforce reductions and capital expenditure cuts.

President Obama moved swiftly after his inauguration in January 2009 to revive the U.S. economy. The Treasury Department introduced broad new credit stimulus programs concurrent with initiatives to peel away layers of distressed bank loans while laying the groundwork for regulatory overhaul of the financial system. Further capital was injected into major banks as part of a move to stabilize institutions considered too big to fail, and a large fiscal stimulus package was enacted. Efforts to fundamentally reform health care and improve education resulted in proposed tax-rate increases and significant deficit spending in a time of drastic revenue shortfalls.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	5

Strategy and Performance Overview (continued)

The U.S. equity market rebounded sharply in the final months of the reporting period on signs of economic stabilization. A combination of rising mortgage foreclosures that left houses for sale at distressed prices, low interest rates, increased availability of mortgage credit, and first-time homebuyers’ tax credits stimulated housing activity. Comparable-store sales declines moderated, reflecting a less competitive retail environment (due to closings and bankruptcies) and fewer price markdowns. Government stimulus programs stimulated automobile sales. Tight cost controls led to sequential moderation in the pace of corporate revenue declines.

After contracting steeply at the end of 2008 and in the first quarter of 2009, U.S. GDP declined a comparatively modest 0.7% in 2009’s second quarter. For the first time in many months, a range of global manufacturing indexes signaled expansion, possibly foreshadowing a broad-based return to growth in the third quarter. But unemployment climbed higher at the end of September and remained a significant impediment to growth. Although recent monthly employment reports showed fewer job losses than at the beginning of the year, the lack of momentum suggests an uneven path to recovery.

Which holdings made the largest positive contributions to the Fund’s return?

Positions in technology contributed most to positive returns, as several holdings posted advances greater than 20%. Apple’s gain was fueled by better-than-expected iPod and iPhone sales. The company’s cutting-edge software for managing, editing, and sharing content is making Apple a prime beneficiary of the ongoing digitization of music, photos, and video. With iPhone, the company is also gaining access to significant incremental growth opportunities in the mobile phone market. The manager believes Apple’s creativity and innovation in product design and marketing will continue to drive market-share gains.

Internet search leader Google advanced on solid earnings growth and profit margin expansion. The manager considers Google’s technological lead and dominant position in Internet search a unique strength that has enabled it to monetize search traffic at a much higher rate than its competitors. The manager also believes Google’s continued investment in research and development should lead to new streams of revenue through product innovation, new formats, and new technologies.

In the consumer discretionary sector, Amazon.com advanced on strong earnings, even as other retailers felt the brunt of the recession. The world’s largest online retailer’s results reflect the ongoing long-term shift toward e-commerce and Amazon’s continued market-share gains.

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In healthcare, pharmacy-benefits manager Medco Health Solutions gained on strong retail prescriptions and operating strength. The manager likes the pharmacy-benefits management industry’s positive fundamental outlook and expects Medco’s growth over the next few years to be fueled by generics, specialty pharmacy, new business, and internal finance improvements.

Goldman Sachs was a standout performer in financials, advancing on stronger-than-anticipated earnings and revenue. The manager views the company as “best in class” and expects it to continue to benefit from a strong balance sheet and deft navigation of the uneven financial market environment.

Which holdings detracted most from the Fund’s return?

Key individual detractors included Thermo Fisher Scientific, First Solar, and Schlumberger. Thermo, a provider of instruments and services to scientists and manufacturers, declined on disappointing earnings and revenue, while First Solar fell as price discounting by competitors pressured its pricing and profit margins. The manager eliminated the Fund’s positions in both stocks.

Oil services provider Schlumberger was hurt by indications that its North American operations might not recover until 2010 and that some international projects might be postponed and renegotiated. Jennison expects the company to ultimately benefit as oil prices rise and likes Schlumberger’s diversified global presence, solid relationships with oil companies that plan to spend through the business cycle, and strong balance sheet.

Were there significant changes to the portfolio?

Jennison builds the portfolio from the bottom up, selecting stocks one at a time, based on the fundamentals of individual companies. During the reporting period, the manager increased the portfolio’s weight in consumer discretionary and information technology and decreased its weight in consumer staples, healthcare, and industrials. New positions were established in Target, MasterCard, IBM, and Roche. Positions in other companies, such as Genentech (which was acquired by Roche), Research in Motion, and Wal-Mart Stores, were eliminated.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	7

Comments on Largest Holdings

5.2%	Google, Inc., Internet Software & Services

See section containing comments on the Fund’s largest contributors for the reporting period.

4.3%	Apple, Inc., Computers & Peripherals

See section containing comments on the Fund’s largest contributors for the reporting period.

4.2%	QUALCOMM, Inc., Communications Equipment

QUALCOMM is the primary inventor and patent holder of CDMA (Code Division Multiple Access) technology, one of three primary wireless communication standards, and the basis for third-generation (3G) handsets. QUALCOMM licenses its CDMA technology and charges fees and royalties based on units sold. It also offers products such as chips and software used by wireless companies. Jennison likes QUALCOMM’s strong royalty trends, promising 3G shipments, and impressive share of the chipset market.

3.4%	Gilead Sciences, Inc., Biotechnology

Biopharmaceutical company Gilead’s products include antiviral treatments Atripla, Emtriva, Truvada, Viread, Vistide, and Hepsera; cardiovascular drugs Flolan and Letairis; and antifungal agent AmBisome. The company also receives royalties from other products, including flu treatment Tamiflu and macular degeneration drug Macugen. Gilead’s strong franchise in AIDS therapeutics and its Tamiflu royalty stream are funding the development of early pipeline products.

3.3%	Goldman Sachs Group, Inc., (The), Capital Markets

See section containing comments on the Fund’s largest contributors for the reporting period.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2009, at the beginning of the period, and held through the six-month period ended September 30, 2009. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	9

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Growth Fund		Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,311.20	1.08%	$6.26
	Hypothetical	$1,000.00	$1,019.65	1.08%	$5.47

Class B	Actual	$1,000.00	$1,306.80	1.78%	$10.29
	Hypothetical	$1,000.00	$1,016.14	1.78%	$9.00

Class C	Actual	$1,000.00	$1,306.80	1.78%	$10.29
	Hypothetical	$1,000.00	$1,016.14	1.78%	$9.00

Class R	Actual	$1,000.00	$1,310.20	1.28%	$7.41
	Hypothetical	$1,000.00	$1,018.65	1.28%	$6.48

Class Z	Actual	$1,000.00	$1,312.90	0.78%	$4.52
	Hypothetical	$1,000.00	$1,021.16	0.78%	$3.95

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2009, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of September 30, 2009

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.2%
COMMON STOCKS

Aerospace & Defense 0.8%
49,700	Precision Castparts Corp.(b)	$5,062,939
136,100	United Technologies Corp.	8,292,573

		13,355,512

Auto Components 0.7%
482,500	Johnson Controls, Inc.(b)	12,332,700

Beverages 2.0%
604,700	PepsiCo, Inc.	35,471,702

Biotechnology 6.8%
142,900	Amgen, Inc.(a)	8,606,867
658,200	Celgene Corp.(a)	36,793,380
1,300,400	Gilead Sciences, Inc.(a)(b)	60,572,632
187,500	Talecris Biotherapeutics Holdings Corp.(a)	3,562,500
319,600	Vertex Pharmaceuticals, Inc.(a)	12,112,840

		121,648,219

Capital Markets 4.8%
1,387,500	Charles Schwab Corp. (The)	26,570,625
318,000	Goldman Sachs Group, Inc. (The)	58,623,300

		85,193,925

Chemicals 2.2%
404,200	Monsanto Co.	31,285,080
95,100	Praxair, Inc.	7,768,719

		39,053,799

Communications Equipment 6.7%
1,906,500	Cisco Systems, Inc.(a)	44,879,010
1,674,000	QUALCOMM, Inc.	75,296,520

		120,175,530

Computers & Peripherals 8.6%
416,447	Apple, Inc.(a)	77,196,780
700,800	Hewlett-Packard Co.	33,084,768
223,500	International Business Machines Corp.	26,732,835
602,900	NetApp, Inc.(a)	16,085,372

		153,099,755

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	11

Schedule of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Financial Services 0.7%
283,300	JPMorgan Chase & Co.	$12,414,206

Electronic Equipment & Instruments 1.1%
710,142	Agilent Technologies, Inc.(a)	19,763,252

Energy Equipment & Services 2.8%
429,600	Schlumberger Ltd.	25,604,160
1,188,500	Weatherford International Ltd.(a)	24,637,605

		50,241,765

Food & Staples Retailing 2.9%
375,300	Costco Wholesale Corp.	21,189,438
852,400	CVS Caremark Corp.	30,464,776

		51,654,214

Food Products 1.4%
1,108,300	Cadbury PLC (United Kingdom)	14,223,054
378,700	Unilever PLC (United Kingdom)	10,760,861

		24,983,915

Healthcare Equipment & Supplies 4.7%
292,100	Alcon, Inc.	40,505,507
767,400	Baxter International, Inc.	43,749,474

		84,254,981

Healthcare Providers & Services 2.6%
835,000	Medco Health Solutions, Inc.(a)	46,183,850

Hotels, Restaurants & Leisure 1.2%
344,000	Marriott International, Inc. (Class A Stock)(b)	9,490,960
539,600	Starbucks Corp.(a)(b)	11,142,740

		20,633,700

Household Products 1.7%
405,000	Colgate-Palmolive Co.	30,893,400

Internet & Catalog Retail 3.3%
621,200	Amazon.com, Inc.(a)(b)	57,995,232

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Internet Software & Services 7.0%
55,400	Baidu, Inc. (China), ADR(a)(b)	$21,664,170
187,000	Google, Inc. (Class A Stock)(a)	92,723,950
625,100	Tencent Holdings Ltd. (China)	10,145,269

		124,533,389

IT Services 5.2%
200,100	Mastercard, Inc. (Class A Stock)(b)	40,450,215
763,100	Visa, Inc. (Class A Stock)(b)	52,737,841

		93,188,056

Life Sciences, Tools & Services 0.2%
62,800	Illumina, Inc.(a)	2,669,000

Media 1.8%
1,189,800	Walt Disney Co. (The)	32,671,908

Multiline Retail 3.3%
528,700	Kohl’s Corp.(a)(b)	30,162,335
623,300	Target Corp.	29,095,644

		59,257,979

Oil, Gas & Consumable Fuels 7.0%
585,700	Occidental Petroleum Corp.	45,918,880
654,100	Petroleo Brasileiro SA (Brazil), ADR	30,023,190
704,500	Southwestern Energy Co.(a)	30,068,060
509,000	Suncor Energy, Inc.	17,591,040

		123,601,170

Pharmaceuticals 7.2%
445,600	Abbott Laboratories	22,043,832
813,700	Mylan, Inc.(a)(b)	13,027,337
781,100	Roche Holding AG (Switzerland), ADR	31,712,660
321,400	Shire PLC (Ireland), ADR	16,806,006
861,400	Teva Pharmaceutical Industries Ltd. (Israel), ADR(b)	43,552,384

		127,142,219

Semiconductors & Semiconductor Equipment 0.9%
593,800	Analog Devices, Inc.	16,377,004

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	13

Schedule of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Software 8.7%
1,174,600	Adobe Systems, Inc.(a)	$38,808,784
2,013,700	Microsoft Corp.	52,134,692
1,226,500	Oracle Corp.	25,560,260
281,555	Salesforce.com, Inc.(a)	16,028,926
450,400	SAP AG (Germany), ADR(b)	22,011,048

		154,543,710

Specialty Retail 0.6%
279,318	Tiffany & Co.	10,762,123

Textiles, Apparel & Luxury Goods 2.3%
293,680	Coach, Inc.	9,667,946
476,840	Nike, Inc. (Class B Stock)(b)	30,851,548

		40,519,494

	TOTAL LONG-TERM INVESTMENTS (cost $1,261,149,797)	1,764,615,709

SHORT-TERM INVESTMENT 11.8%

AFFILIATED MONEY MARKET MUTUAL FUND
208,754,029	Dryden Core Investment Fund - Taxable Money Market Series (cost $208,754,029; includes $197,070,371 of cash collateral received from securities on loan) (Note 3)(c)(d)	208,754,029

	TOTAL INVESTMENTS 111.0% (cost $1,469,903,826; Note 5)(e)	1,973,369,738
	Liabilities in excess of assets (11.0%)	(194,764,363)

	NET ASSETS 100.0%	$1,778,605,375

The following abbreviations are used in portfolio descriptions:

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities is $191,764,515; cash collateral of $197,070,371 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the Manager of the Fund, also serves as Manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(e)	As of September 30, 2009, one security representing $10,145,269 and 0.6% of net assets were fair valued in accordance with the policies adopted by the Board of Directors.

See Notes to Financial Statements.

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Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of September 30, 2009 in valuing the Series’ assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks	$1,754,470,440	$10,145,269	$—
Affiliated Money Market Mutual Fund	208,754,029	—	—

	$1,963,224,469	$10,145,269	$—
Other Financial Instruments*	—	—	—

Total	$1,963,224,469	$10,145,269	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of September 30, 2008 and September 30, 2009, the Series did not use any significant unobservable inputs (Level 3) in determining the value of investments.

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	15

The Industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2009 were as follows:

Affiliated Money Market Mutual Fund (including 11.1% of collateral received for securities on loan)	11.8%
Software	8.7
Computers & Peripherals	8.6
Pharmaceuticals	7.2
Internet Software & Services	7.0
Oil, Gas & Consumable Fuels	7.0
Biotechnology	6.8
Communications Equipment	6.7
IT Services	5.2
Capital Markets	4.8
Healthcare Equipment & Supplies	4.7
Internet & Catalog Retail	3.3
Multiline Retail	3.3
Food & Staples Retailing	2.9
Energy Equipment & Services	2.8
Healthcare Providers & Services	2.6
Textiles, Apparel & Luxury Goods	2.3
Chemicals	2.2
Beverages	2.0
Media	1.8
Household Products	1.7
Food Products	1.4
Hotels, Restaurants, & Leisure	1.2
Electronic Equipment & Instruments	1.1
Semiconductors & Semiconductor Equipment	0.9
Aerospace & Defense	0.8
Auto Components	0.7
Diversified Financial Services	0.7
Specialty Retail	0.6
Life Sciences, Tools & Services	0.2

111.0
Liabilities in excess of other assets	(11.0)

100.0%

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Financial Statements

SEPTEMBER 30, 2009	ANNUAL REPORT

The Prudential Investment Portfolios, Inc./Jennison Growth Fund

Statement of Assets and Liabilities

as of September 30, 2009

Assets
Investments at value, including securities on loan of $191,764,515:
Unaffiliated Investments (cost $1,261,149,797)	$1,764,615,709
Affiliated Investments (cost $208,754,029)	208,754,029
Receivable for investments sold	23,558,224
Dividends receivable	1,106,882
Receivable for Series shares sold	2,424,265
Foreign tax reclaim receivable	688,561
Prepaid expenses	40,508

Total assets	2,001,188,178

Liabilities
Payable to broker for collateral for securities on loan	197,070,371
Payable for investments purchased	20,851,090
Payable for Series shares reacquired	2,437,915
Management fee payable	834,602
Accrued expenses	561,439
Affilitated transfer agent fee payable	409,889
Distribution fee payable	331,549
Payable to custodian	78,073
Deferred directors’ fees	7,875

Total liabilities	222,582,803

Net Assets	$1,778,605,375

Net assets were comprised of:
Common stock, at par	$119,264
Paid-in capital in excess of par	2,860,737,445

2,860,856,709
Distributions in excess of net investment income	(198,979)
Accumulated net realized loss on investments and foreign currency transactions	(1,585,506,785)
Net unrealized appreciation on investments and foreign currencies	503,454,430

Net assets, September 30, 2009	$1,778,605,375

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($979,670,954 ÷ 66,023,267 shares of common stock issued and outstanding)	$14.84
Maximum sales charge (5.50% of offering price)	.86

Maximum offering price to public	$15.70

Class B
Net asset value, offering price and redemption price per share
($56,336,404 ÷ 4,239,929 shares of common stock issued and outstanding)	$13.29

Class C
Net asset value, offering price and redemption price per share
($54,710,001 ÷ 4,117,575 shares of common stock issued and outstanding)	$13.29

Class R
Net asset value, offering price and redemption price per share
($5,783,754 ÷ 423,751 shares of common stock issued and outstanding)	$13.65

Class Z
Net asset value, offering price and redemption price per share
($682,104,262 ÷ 44,459,903 shares of common stock issued and outstanding)	$15.34

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	19

Statement of Operations

Year Ended September 30, 2009

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $452,526)	$18,910,750
Affiliated income from securities loaned, net	987,229
Affiliated dividend income	257,669

Total income	20,155,648

Expenses
Management fee	9,417,378
Distribution fee—Class A	2,513,613
Distribution fee—Class B	577,794
Distribution fee—Class C	460,962
Distribution fee—Class R	18,041
Transfer agent’s fee and expenses (including affiliated expense of $2,063,000)	3,470,000
Reports to shareholders	198,000
Custodian’s fees and expenses	163,000
Registration fees	82,000
Directors’ fees	75,000
Insurance	43,000
Legal fees and expenses	37,000
Audit fee	21,000
Commitment fees	12,000
Loan interest expense (Note 7)	908
Miscellaneous	21,226

Total expenses	17,110,922

Net investment income	3,044,726

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized loss on:
Investment transactions	(171,940,694)
Foreign currency transactions	(191,104)

(172,131,798)

Net change in unrealized appreciation (depreciation) on:
Investments	163,596,886
Foreign currencies	(11,482)

163,585,404

Net loss on investments and foreign currencies	(8,546,394)

Net Decrease In Net Assets Resulting From Operations	$(5,501,668)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
Increase (Decrease) In Net Assets
Operations
Net investment income	$3,044,726	$380,371
Net realized loss on investments and foreign currency transactions	(172,131,798)	(29,369,148)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	163,585,404	(541,489,332)

Net decrease in net assets resulting from operations	(5,501,668)	(570,478,109)

Dividends (Note 1)
Dividends from net investment income:
Class A	(917,293)	(272,891)
Class R	(867)	—
Class Z	(2,220,096)	(2,532,568)

	(3,138,256)	(2,805,459)

Tax return of capital distributions:
Class A	(58,899)	—
Class R	(55)	—
Class Z	(142,551)	—

	(201,505)	—

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	277,831,506	436,822,323
Net asset value of shares issued in reinvestment of dividends	3,261,143	2,759,956
Cost of shares reacquired	(588,896,885)	(683,310,192)

Net decrease in net assets from Series share transactions	(307,804,236)	(243,727,913)

Total decrease	(316,645,665)	(817,011,481)

Net Assets
Beginning of year	2,095,251,040	2,912,262,521

End of year(a)	$1,778,605,375	$2,095,251,040

(a) Includes undistributed net investment income of:	$—	$197,369

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	21

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company was incorporated in Maryland on August 10, 1995 and consists of six series: Jennison Growth Fund (the “Series”), Jennison Equity Opportunity Fund and Dryden Asset Allocation Fund (formerly Dryden Active Allocation Fund) which are diversified funds and JennisonDryden Growth Allocation Fund, JennisonDryden Moderate Allocation Fund and JennisonDryden Conservative Allocation Fund which are non-diversified funds. These financial statements relate to the Jennison Growth Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 2, 1995.

The Series’ investment objective is to achieve long-term growth of capital. The Series seeks to achieve its objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the Subadviser(s), to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series’ normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general

22	Visit our website at www.jennisondryden.com

liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in sixty days or less are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at current market quotations.

Securities Lending: The Series may lend its portfolio securities to broker-dealers. The loans are secured by collateral, at least equal, at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	23

Notes to Financial Statements

continued

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class), realized and unrealized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. The Company’s expenses are allocated to the respective Series on the basis of relative net assets except for expenses that are charged directly to the Series level.

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Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually. Distributions of net realized capital and currency gains, if any, annually. Dividends and distributions, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Series in the Company is treated as a separate tax-paying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of ..600 of 1% of the Series’ average daily net assets up to $300 million, .575 of 1% of the next $2.7 billion and .550 of 1% of the Series’ average daily net assets in excess of $3 billion. The effective management fee rate was .58 of 1% of the Series’ average daily net assets for the year ended September 30, 2009.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	25

Notes to Financial Statements

continued

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B, C and R Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees .50 of 1% of the average daily net assets of the Class R shares.

PIMS has advised the Series that it received $180,929 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2009. From these fees, PIMS paid such sales charges to affiliated broker/dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2009, it received $1,047, $118,780 and $2,901 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses on the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of First Clearing, LLC (“First Clearing”) and Wells Fargo Advisors, LLC (“Wells Fargo”), affiliates of PI. These networking fees are payments

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made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended September 30, 2009, the Series incurred approximately $920,000 in total networking fees, of which $287,900 was paid to First Clearing and $500 was paid to Wells Fargo. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series’ security lending agent. For the year ended September 30, 2009, PIM has been compensated approximately $415,000 for these services.

The Series invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of the Dryden Core Investment Fund. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Portfolio are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2009 were $1,228,025,374 and $1,419,444,223, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the fiscal year ended September 30, 2009, the adjustments were to increase distribution in excess of net investment income by $302,818, decrease accumulated net realized loss on investment and foreign currency transactions by $202,733 and to increase paid-in capital in excess of par by $100,085 due to reclassification of net foreign currency losses and reclassification due to investments in partnerships. Net investment income,

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	27

Notes to Financial Statements

continued

net realized loss on investment and foreign currency transactions and net assets were not affected by this change.

For the fiscal year ended September 30, 2009, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets were $3,138,256 from ordinary income and $201,505 return of capital. For the year ended September 30, 2008, the tax character of distributions paid by the Series was $2,805,459 from ordinary income.

As of September 30, 2009, the Series did not have any distributable earnings on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2009 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$1,494,932,044	$483,543,323	$(5,105,629)	$478,437,694	$(11,482)	$478,426,212

The differences between book and tax basis are primarily attributable to deferred losses on wash sales. Other cost basis adjustments are attributable to net unrealized depreciation on receivables and payables on foreign currencies.

For federal income tax purposes, the Series had a capital loss carryforward as of September 30, 2009 of approximately $1,504,491,000 of which $442,788,000 expires in 2010, $827,428,000 expires in 2011, $68,190,000 expires in 2012, and $166,085,000 expires in 2017. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. It is uncertain whether the Series will be able to realize the full benefit prior to the expiration date.

The Series has elected to treat post-October capital losses of approximately $55,987,000 and post-October currency losses of approximately $191,000 incurred in the eleven months ended September 30, 2009 as having been incurred in the next fiscal year (September 30, 2010).

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2009, no provision for income tax would be required in the Series’ financial statements. The

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Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 6.25 billion shares of $.001 par value common stock of the Company authorized which are divided into six series. There are 1.25 billion shares authorized for the Series divided into five classes, designated Class A, Class B, Class C, Class R and Class Z shares, each of which consists of 208,333,333 million authorized shares. The Series also may offer Class I shares, of which 208,333,333 million shares are authorized, but none are currently issued and outstanding. As of September 30, 2009, Prudential Investments Fund Management LLC owned 193 shares of Class R shares of the Series.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2009:
Shares sold	9,574,420	$115,819,615
Shares issued in reinvestment of dividends	68,086	906,213
Shares reacquired	(20,112,906)	(240,976,222)

Net increase (decrease) in shares outstanding before conversion	(10,470,400)	(124,250,394)
Shares issued upon conversion from Class B	1,592,079	19,022,996

Net increase (decrease) in shares outstanding	(8,878,321)	$(105,227,398)

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	29

Notes to Financial Statements

continued

Class A	Shares	Amount
Year ended September 30, 2008:
Shares sold	7,794,941	$132,707,658
Shares reacquired	13,739	233,282
Net increase (decrease) in shares outstanding before conversion	(21,034,665)	(356,009,017)

Shares issued upon conversion from Class B	(13,225,985)	(223,068,077)
Net increase (decrease) in shares outstanding	2,142,084	36,115,281

	(11,083,901)	$(186,952,796)

Class B
Year ended September 30, 2009:
Shares sold	398,689	$4,339,270
Shares reacquired	(973,240)	(10,427,872)

Net increase (decrease) in shares outstanding before conversion	(574,551)	(6,088,602)
Shares reacquired upon conversion into Class A	(1,772,685)	(19,022,996)

Net increase (decrease) in shares outstanding	(2,347,236)	$(25,111,598)

Year ended September 30, 2008:
Shares sold	464,323	$7,169,187
Shares reacquired	(1,383,550)	(21,314,763)

Net increase (decrease) in shares outstanding before conversion	(919,227)	(14,145,576)
Shares reacquired upon conversion into Class A	(2,370,706)	(36,115,281)

Net increase (decrease) in shares outstanding	(3,289,933)	$(50,260,857)

Class C
Year ended September 30, 2009:
Shares sold	702,848	$7,759,502
Shares reacquired	(932,912)	(10,129,582)

Net increase (decrease) in shares outstanding	(230,064)	$(2,370,080)

Year ended September 30, 2008:
Shares sold	604,880	$9,476,871
Shares reacquired	(993,725)	(15,149,087)

Net increase (decrease) in shares outstanding	(388,845)	$(5,672,216)

Class R
Year ended September 30, 2009:
Shares sold	291,958	$3,360,599
Shares issued in reinvestment of dividends	75	922
Shares reacquired	(99,033)	(1,138,666)

Net increase (decrease) in shares outstanding	193,000	$2,222,855

Year ended September 30, 2008:
Shares sold	95,535	$1,485,560
Shares reacquired	(41,965)	(642,107)

Net increase (decrease) in shares outstanding	53,570	$843,453

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Class Z	Shares	Amount
Year ended September 30, 2009:
Shares sold	11,686,332	$146,552,520
Shares issued in reinvestment of dividends	171,201	2,354,008
Shares reacquired	(25,673,367)	(326,224,543)

Net increase (decrease) in shares outstanding	(13,815,834)	$(177,318,015)

Year ended September 30, 2008:
Shares sold	16,164,071	$285,983,047
Shares reacquired	139,892	2,526,674
Net increase (decrease) in shares outstanding	(16,577,720)	(290,195,218)

	(273,757)	$(1,685,497)

Note 7. Borrowing

The Series, along with other affiliated registered investment companies (the ”Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009 , the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .15 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 20, 2010. For the period from October 24, 2008 through October 21, 2009, the Funds paid a commitment fee of .13 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Series utilized the SCA during the year ended September 30, 2009. The average daily balance for the 17 days the Series had an outstanding balance was $1,445,647 at a weighted average interest rate of approximately 1.33%.

Note 8. In-Kind Redemption

For the year ended September 30, 2009, shareholders redeemed fund shares in exchange for Series’ portfolio securities valued at $128,371,037. The Series realized a gain of $867,503 related to the in-kind redemption transactions. This gain is not taxable for Federal Income Tax purposes.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	31

Notes to Financial Statements

continued

Note 9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through November 23, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Financial Highlights

SEPTEMBER 30, 2009	ANNUAL REPORT

The Prudential Investment Portfolios, Inc./Jennison Growth Fund

Financial Highlights

Class A
Year Ended September 30, 2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.43

Income (loss) from investment operations:
Net investment income (loss)	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.41

Total from investment operations	.42

Less Dividends:
Dividends from net investment income	(.01)
Tax return of capital distributions	— (b)

Total distributions	(.01)

Net asset value, end of year	$14.84

Total Return(c):	2.95%
Ratios/Supplemental Data:
Net assets, end of year (000)	$979,671
Average net assets (000)	$837,882
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.13%
Expenses, excluding distribution and service (12b-1) fees	.83%
Net investment income (loss)	.10%
Portfolio turnover rate	74%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Less than $.005 per share.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	The distributor of the Series has contractually agreed to limit its distribution and service 12b-1 fees to .25 of 1% of the average daily net assets of the Class A shares through January 31, 2008.
(e)	Does not include expenses of the underlying portfolios in which the Series invests.
(f)	Less than .005%

See Notes to Financial Statements.

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Class A
Year Ended September 30,
2008		2007		2006		2005

$18.22		$15.78		$15.31		$12.84

(.01)		—	(b)	(.03)		.01

(3.78)		2.44		.50		2.46

(3.79)		2.44		.47		2.47

—	(b)	—		—		—
—		—		—		—

—	(b)	—		—		—

$14.43		$18.22		$15.78		$15.31

(20.78)%		15.46%		3.07%		19.24%

$1,081,148		$1,566,814		$1,481,913		$1,348,039
$1,374,025		$1,525,634		$1,393,481		$1,258,500

1.08	%(d)	1.02	%(d)	1.04	%(d)	1.06	%(d)
.80%		.77%		.79%		.81%
(.04)%		—	(f)	(.18)%		.04%
83%		63%		72%		57%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	35

Financial Highlights

continued

Class B
Year Ended September 30, 2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$13.00

Income (loss) from investment operations:
Net investment loss	(.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35

Total from investment operations	.29

Net asset value, end of year	$13.29

Total Return(b):	2.23%
Ratios/Supplemental Data:
Net assets, end of year (000)	$56,336
Average net assets (000)	$57,781
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.83%
Expenses, excluding distribution and service (12b-1) fees	.83%
Net investment loss	(.57)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

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Class B
Year Ended September 30,
2008	2007	2006	2005

$16.53	$14.42	$14.09	$11.90

(.12)	(.12)	(.13)	(.09)

(3.41)	2.23	.46	2.28

(3.53)	2.11	.33	2.19

$13.00	$16.53	$14.42	$14.09

(21.36)%	14.63%	2.34%	18.40%

$85,641	$163,232	$243,951	$371,561
$127,973	$205,950	$322,042	$439,078

1.80%	1.77%	1.79%	1.81%
.80%	.77%	.79%	.81%
(.75)%	(.75)%	(.91)%	(.66)%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	37

Financial Highlights

continued

Class C
Year Ended September 30, 2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$13.00

Income (loss) from investment operations:
Net investment loss	(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36

Total from investment operations	.29

Net asset value, end of year	$13.29

Total Return(b):	2.23%
Ratios/Supplemental Data:
Net assets, end of year (000)	$54,710
Average net assets (000)	$46,097
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.83%
Expenses, excluding distribution and service (12b-1) fees	.83%
Net investment loss	(.60)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

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Class C
Year Ended September 30,
2008	2007	2006	2005

$16.53	$14.42	$14.09	$11.90

(.12)	(.12)	(.14)	(.08)

(3.41)	2.23	.47	2.27

(3.53)	2.11	.33	2.19

$13.00	$16.53	$14.42	$14.09

(21.36)%	14.63%	2.34%	18.40%

$56,527	$78,280	$83,123	$86,198
$70,987	$79,797	$87,385	$91,313

1.80%	1.77%	1.79%	1.81%
.80%	.77%	.79%	.81%
(.76)%	(.75)%	(.99)%	(.61)%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	39

Financial Highlights

continued

Class R

Year Ended September 30, 2009
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$13.29

Income (loss) from investment operations:
Net investment loss	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.37

Total from investment operations	.36

Less Dividends:
Dividends from net investment income	— (h)
Tax return of capital distributions	— (h)

Total distributions	— (h)

Net asset value, end of period	$13.65

Total Return(c):	2.73%
Ratios/Supplemental Data:
Net assets, end of period (000)	$5,784
Average net assets (000)	$3,608
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees(f)	1.33%
Expenses, excluding distribution and service (12b-1) fees	.83%
Net investment loss	(.12)%

(a)	Inception date of Class R shares.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Amount is actual and not rounded.
(e)	Does not include expenses of the underlying portfolios in which the Series invests.
(f)	The distributor of the Series has contractually agreed to limit its distribution and service 12b-1 fees to .50 of 1% of the average daily net assets of the Class R shares.
(g)	Annualized.
(h)	Less than $.005 per share.

See Notes to Financial Statements.

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Class R
Year Ended September 30,			December 17, 2004(a) through September 30, 2005
2008	2007	2006

$16.80	$14.59	$14.15	$12.97

(.04)	(.03)	(.06)	(.05)

(3.47)	2.24	.50	1.23

(3.51)	2.21	.44	1.18

—	—	—	—
—	—	—	—

—	—	—	—

$13.29	$16.80	$14.59	$14.15

(20.89)%	15.15%	3.11%	9.10%

$3,067	$2,977	$179,270 (d)	$2,727	(d)
$3,165	$1,849	$54,657 (d)	$2,528	(d)

1.30%	1.27%	1.29%	1.31	%(g)
.80%	.77%	.79%	.81	%(g)
(.26)%	(.20)%	(.47)%	(.52	)%(g)

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	41

Financial Highlights

continued

Class Z
Year Ended September 30, 2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.91

Income (loss) from investment operations:
Net investment income	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.42

Total from investment operations	.47

Less Dividends:
Dividends from net investment income	(.04)
Tax return of capital distributions	— (d)

Total distributions	(.04)

Net asset value, end of year	$15.34

Total Return(b):	3.20%
Ratios/Supplemental Data:
Net assets, end of year (000)	$682,104
Average net assets (000)	$679,423
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.83%
Expenses, excluding distribution and service (12b-1) fees	.83%
Net investment income	.41%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Series invests.
(d)	Less than $.005 per share.

See Notes to Financial Statements.

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Class Z
Year Ended September 30,
2008	2007	2006	2005

$18.80	$16.25	$15.72	$13.15

.04	.04	.01	.04

(3.89)	2.51	.52	2.53

(3.85)	2.55	.53	2.57

(.04)	—	—	—
—	—	—	—

(.04)	—	—	—

$14.91	$18.80	$16.25	$15.72

(20.51)%	15.69%	3.37%	19.54%

$868,869	$1,100,959	$1,182,040	$1,393,365
$1,026,959	$1,134,856	$1,305,889	$1,324,754

.80%	.77%	.79%	.81%
.80%	.77%	.79%	.81%
.24%	.25%	.08%	.28%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	43

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Jennison Growth Fund (one of the series constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 23, 2009

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Fund’s fiscal year end (September 30, 2009) as to the federal income tax status of dividends paid by the Fund during such fiscal year. We are advising you that during its fiscal year ended September 30, 2009, the Fund paid dividends of $.014 for Class A shares, $.003 for Class R shares and $.040 for Class Z shares, respectively, which are taxable as ordinary income. The Fund paid a tax return of capital distribution (less than $.005 per share) which is generally non-taxable.

For the fiscal year ended September 30, 2009, the Series designates the maximum amount allowable but not less than 100% of the ordinary income dividend paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

For the fiscal year ended September 30, 2009, the Series designates the maximum amount allowable but not less than 100% of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

In January 2010, you will be advised on IRS 1099 DIV or substitute Form 1099, as to the Federal tax status of the dividends received by you in calendar year 2009.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund	45

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (57) Board Member Portfolios Overseen: 57

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (57) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (75) Board Member Portfolios Overseen: 57	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 57

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Robert E. La Blanc (75) Board Member Portfolios Overseen: 57	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 57

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (67) Board Member Portfolios Overseen: 57	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (66) Board Member Portfolios Overseen: 57	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 57	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 57

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Member (1)
Judy A. Rice (61) Board Member & President Portfolios Overseen: 57

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005- March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund

[1]	The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003.

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Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Scott E. Benjamin (36) Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).

Kathryn L. Quirk (56) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (51) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (46) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund

Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.
[1]	The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Kneirim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Scott E. Benjamin, 2009.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Jennison Growth Fund (the “Fund”)1 consists of 11 individuals, 10 of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the JennisonDryden Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 2-4, 2009 and approved the renewal of the agreements through July 31, 2010, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group was objectively determined by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and ten-year periods ending December 31, 2008, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor

1 Jennison Growth Fund is a series of The Prudential Investment Portfolios, Inc.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund

Approval of Advisory Agreements (continued)

which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 2-4, 2009.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and Jennison. The Board also noted that it received favorable

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compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Large-Cap Growth Funds Performance Universe) was in the second quartile over the one- and five-year periods, though performance was in the third quartile over the three- and ten-year periods. The Board noted that the Fund outperformed its benchmark index over the one-, five- and ten-year periods, though it underperformed its benchmark index over the three-year period. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, waivers or expense caps) and total expenses both ranked in the Expense Group’s second quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund

Approval of Advisory Agreements (continued)

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception
Class A	–2.71%	1.81%	–1.93%	—
Class B	–2.77	2.05	–2.09	—
Class C	1.23	2.23	–2.09	—
Class R	2.73	N/A	N/A	1.08% (12/17/04)
Class Z	3.20	3.24	–1.11	—
Average Annual Total Returns (Without Sales Charges) as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception
Class A	2.95%	2.96%	–1.37%	—
Class B	2.23	2.23	–2.09	—
Class C	2.23	2.23	–2.09	—
Class R	2.73	N/A	N/A	1.08% (12/17/04)
Class Z	3.20	3.24	–1.11	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%. Gross operating expenses: Class A, 1.13%; Class B, 1.83%; Class C, 1.83%; Class R, 1.58%; Class Z, 0.83%. Net operating expenses apply to: Class A, 1.13%; Class B, 1.83%; Class C, 1.83%; Class R, 1.33%; Class Z, 0.83%, after contractual reduction through 1/31/2011 for Class R shares.

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Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Jennison Growth Fund (Class A shares) with a similar investment in the Russell 1000 Growth Index and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 1999) and the account values at the end of the current fiscal year (September 30, 2009) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of medium- to large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Growth Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under The Prudential Investment Portfolios, Inc. name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Growth Fund
Share Class	A	B	C	R	Z
NASDAQ	PJFAX	PJFBX	PJFCX	PJGRX	PJFZX
CUSIP	74437E107	74437E206	74437E305	74437E651	74437E404

MF168E    0166221-00001-00

SEPTEMBER 30, 2009	ANNUAL REPORT

Jennison Equity Opportunity Fund

FUND TYPE

Multi-cap stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

November 16, 2009

Dear Shareholder:

We hope you find the annual report for the Jennison Equity Opportunity Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: it limits your exposure to any particular asset class, plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds through its unit Prudential Fixed Income Management. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Equity Opportunity Fund is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.26%; Class B, 1.96%; Class C, 1.96%; Class R, 1.71%; Class Z, 0.96%. Net operating expenses apply to: Class A, 1.26%; Class B, 1.96%; Class C, 1.96%; Class R, 1.46%; Class Z, 0.96%, after contractual reduction through 1/31/2011.

Cumulative Total Returns as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	1.93%	15.52%	98.27%	—
Class B	1.24	11.44	84.22	—
Class C	1.24	11.44	84.22	—
Class R	1.74	N/A	N/A	5.99% (12/17/04)
Class Z	2.40	17.22	103.71	—
S&P 500 Index[2]	–6.91	5.18	–1.53	**
Lipper Average[3]	–3.38	9.71	32.46	***

Average Annual Total Returns[4] as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–3.68%	1.77%	6.48%	—
Class B	–3.76	2.07	6.30	—
Class C	0.24	2.19	6.30	—
Class R	1.74	N/A	N/A	1.22% (12/17/04)
Class Z	2.40	3.23	7.37	—
S&P 500 Index[2]	–6.91	1.01	–0.15	**
Lipper Average[3]	–3.38	1.77	2.41	***

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

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Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception returns are provided for any share class with less than 10 calendar years of returns.

2The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

3The Lipper Multi-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds in the Lipper Average typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index.

4The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**S&P 500 Index Closest Month-End to Inception cumulative total return is –3.71% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return is –0.79% for Class R.

***Lipper Average Closest Month-End to Inception cumulative total return is –0.08% for Class R. Lipper Average Closest Month-End to Inception average annual total return is –0.12% for Class R.

Investors cannot invest directly in an index. The returns for the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 9/30/09
ConAgra Foods, Inc., Food Products	2.4%
Cisco Systems, Inc., Communications Equipment	2.3
Time Warner Cable, Inc., Media	2.1
Travelers Cos., Inc. (The), Insurance	2.1
Abbott Laboratories, Pharmaceuticals	2.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Long-Term Industries expressed as a percentage of net assets as of 9/30/09
Oil, Gas & Consumable Fuels	9.1%
Pharmaceuticals	8.0
Media	7.2
Insurance	6.2
Food Products	5.4

Industry weightings reflect only long-term investments and are subject to change.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	3

Strategy and Performance Overview

How did the Fund perform?

The Jennison Equity Opportunity Fund Class A shares gained 1.93% in the 12 months ended September 30, 2009, outperforming the broad market as measured by the S&P 500 Index (the Index), which declined 6.91%, and the Lipper Multi-Cap Core Funds Average, which fell 3.38%.

Stock selection across a range of sectors drove the Fund’s performance. All but one sector (information technology) in the Index finished the reporting period with negative returns. The energy, financials, and industrials sectors posted double-digit losses. The Fund’s strong gains in the healthcare, consumer discretionary, energy, information technology, consumer staples, and utilities sectors offset losses from the materials, telecommunications services, financials, and industrials sectors.

What was the investment environment like during the reporting period?

The reporting period was marked by economic and market turmoil, which prompted unprecedented coordination between the U.S. Department of the Treasury and the U.S. Federal Reserve Bank in efforts to resuscitate credit markets and stabilize the financial system. Inflation concerns abated, as slumping demand in the U.S. and the weakening global economy hit commodities prices. Falling prices, rising unemployment, and stalled production and consumption all contributed to the most severe recession in recent history. Corporations across the globe announced workforce reductions and capital expenditure cuts.

Efforts to revive the economy that were initiated by the Bush administration were subsequently expanded and modified by the Obama administration. The Treasury Department introduced broad new credit stimulus programs concurrent with initiatives to peel away layers of distressed bank loans while laying the groundwork for regulatory overhaul of the financial system. Further capital was injected into major banks as part of a move to stabilize institutions considered too big to fail, and a large fiscal stimulus package was enacted. U.S. equity markets rebounded sharply on signs of economic stabilization in the final months of the period.

Investors’ increased appetite for risk, combined with broadening signs of credit stabilization and economic recovery, drove strong advances in global equity markets during the third quarter of 2009. Corporate earnings reports showed continued tight cost controls and a moderation in the pace of revenue declines. Government stimulus programs contributed to economic revival, most notably the “cash-for-clunkers” program, which stimulated automobile sales, and first-time homebuyers’ tax credits, which helped foster a slight improvement in the housing market.

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Credit markets continued to normalize, as spreads between the riskiest credit instruments and the investment-grade market narrowed. Both financial and non-financial companies took advantage of the resurgence in equity capital-raising activity, tapping investors for funding on a global basis. For the first time, central banks began to speak about ending emergency liquidity measures. They also broached the idea of eventually using short-term interest rates to blunt potential inflationary pressures, at the same time making it clear that such moves would come well into the future.

After contracting steeply at the end of 2008 and in the first quarter of 2009, U.S. GDP declined in 2009’s second quarter. However, for the first time in many months, a range of global manufacturing indexes moved above the measure that indicates contraction, possibly foreshadowing a broad-based return to growth in the third quarter. But unemployment climbed at the end of September and remained a significant impediment to growth. Although recent monthly employment reports showed fewer job losses than at the beginning of the year, the lack of momentum suggests an uneven path to recovery.

Which holdings made the largest positive contribution to the Fund’s return?

The Fund’s consumer discretionary and healthcare holdings had the strongest positive effect on the Fund’s returns and significantly outperformed those held by the Index. Discovery Communications, Pinnacle Entertainment, and Advanced Medical Optics led their respective sectors. Discovery Communications, whose programming includes the Discovery Channel, The Learning Channel (TLC), and Animal Planet, was a stellar performer as the company grew faster than other traditional media companies. Discovery’s second-quarter results, which beat consensus expectations, were primarily driven by solid domestic ratings gains, which had propelled Discovery’s growth for the first half of the year. The company also reported an increase in profit margins by reducing costs, generating free cash flow (operating cash flow minus capital expenditures), and garnered more advertising revenue. Subsequently, Discovery raised its 2009 earnings outlook. Jennison trimmed the position due to what it considers a narrower risk-versus-reward ratio.

Pinnacle Entertainment operates casino and gaming facilities in New Orleans, Reno, Indiana, St. Louis, and Lake Charles, Louisiana. Pinnacle continues to ramp up operations at Lumiere Place in downtown St. Louis, and gain strength at its L’Auberge du Lac complex in Lake Charles. It has also focused on controlling overall costs. In Jennison’s view, Pinnacle continues to trade at a substantial discount to its estimate of the company’s net asset value. In May, the Texas legislature voted down the establishment of new gaming operations, potentially boosting Pinnacle’s draw of

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	5

Strategy and Performance Overview (continued)

Texas patrons. Jennison is also comfortable with Pinnacle’s liquidity profile and access to the capital markets as the credit market has markedly improved for the gaming sector over the past few months. In the manager’s opinion, Pinnacle has a favorable reward-to-risk outlook and a compelling value.

Other key contributors included Celanese and Weatherford International. Celanese is one of the world’s lowest-cost producers of Acetyl, a chemical used in many plastics. Shares of Celanese gained as the company cut costs in a tough operating environment, thus improving operating results. Celanese holds a competitive advantage through its patented technology, which it is taking steps to protect. It also gained from robust demand for Acetyl, particularly in Asia. Currently, Celanese still trades at a discount to its peers in the specialty chemical group but has higher exposure to the growth areas within the sector. The manager has taken some profit and trimmed the position due to its richer valuation on expected near-term earnings per share (EPS).

Weatherford International provides oilfield services and equipment for the drilling, evaluation, completion, and production of oil and natural gas wells worldwide. The Fund started a position in early January 2009, as the manager believed Weatherford had the best revenue growth potential of the large-cap service companies due to its differentiated positions in Mexico, Iraq, and Russia. Weatherford International is executing well and has a more attractive valuation than its industry peers. Even though rig count, especially in the U.S., will likely trend lower for the rest of 2009, Jennison thinks Weatherford’s international revenue should offset any decline from its North American operations. Overall, Weatherford has outperformed, and Jennison has taken some profits and trimmed the position

Which holdings detracted most from the Fund’s return?

While the Fund avoided the high profile financial debacles in 2008, this sector was still the biggest detriment to the Fund’s returns. The portfolio managers made a concerted effort not to “hope” that strained balance sheets due to debt-dependent positions in bad assets would right themselves easily, even if the stocks were selling at cheap valuations. This kept Jennison from investing in names like Fannie Mae and Freddie Mac. Jennison was also able to exit positions like American International Group (AIG) before it dropped precipitously when investors realized that the company had a larger risk exposure than it had previously disclosed.

XL Capital was the largest detractor in the financials sector. XL declined as worries about the health and viability of the insurance industry intensified. Jennison started a position in XL Capital through a secondary stock offering in July 2008, which XL

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provided in order to recapitalize after having spun off the financial products division that held complex and risky derivatives such as collateral debt obligations (CDO) and credit default swaps (CDS). Jennison purchased XL at a discount to tangible book value and anticipated rating agencies would remove XL from a credit watch, which subsequently occurred in early August. However, XL was not immune to the credit crunch that unfolded in October. As clients trimmed their exposure to XL, its ability to write new insurance premiums suffered. Jennison closed its position after news leaked that its Life Reinsurance subsidiary was for sale.

SLM, commonly known as Sallie Mae, declined due to the Obama administration’s proposal to replace the Federal Family Education Loan Program with the government-run Direct Loan Program. This proposal, which was recently passed, eliminates fees paid to private banks that provide loans to students. The Fund closed the position due to the concern that negative perception regarding SLM could become reality if the market focuses on potential near-term funding risks and ignores SLM’s low-cost platform in the servicing business.

The Fund initiated a position in Smurfit-Stone Container in August 2007 as price increases in containerboard and bleached board appeared to be taking hold more favorably than anticipated due to industry consolidation and supply management. The industry was structured to manage supply so that price hikes would hold even when volumes declined to a typical recessionary level in the mid-single digits. However, containerboard and box demand was hit harder than Jennison anticipated at the end of 2008. Despite the near completion of a three-year profit improvement program, Smurfit struggled with high debt, mediocre profit margins, extremely depressed demand, and frozen credit markets, which prevented the company from restructuring or refinancing. The Fund exited the position at a loss.

Were there significant changes to the portfolio?

During the reporting period there were no significant changes to the portfolio. The Fund added or exited individual positions based on company fundamentals and a stock’s risk versus its reward.

Purchases included Celanese (please see section that discusses the Fund’s largest positive contributors), Agilent Technologies, and Goldcorp. Agilent Technologies, the world’s biggest maker of scientific-testing equipment, provides core bioanalytical and electronic measurement (EM) products to the communications, electronics, life sciences, and chemical analysis industries. Jennison expects Agilent to benefit from the rollout of third-generation (3G) phones in China, long-term evolution (LTE) wireless technology in the U.S., and developments in electronic surveillance. In the

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	7

Strategy and Performance Overview (continued)

tools market, the company continues to roll out what Jennison considers innovative new products. In addition, Agilent has taken aggressive cost-cutting steps that could lead to a return to double-digit operating margins in 2010. Most important, the manager views Agilent’s recent acquisition of Varian, a bioanalytic measurement company, as strategically and financially sound. This move adds high-quality products to Agilent’s bioanalytical segment, which Jennison believes offers faster and more stable growth, as well as higher operating margins, than existing electronic measurement devices.

Jennison believes supply and demand fundamentals for gold are favorable given the lack of net new mine production and rising demand for a monetary substitute for government-backed currencies. Goldcorp is one of only a few true production growth companies in precious metals today. The smaller-cap mining companies are cash flow starved and credit market dependent with risky asset bases, while the largest-cap companies are fighting declining production from their mature asset base. Goldcorp is currently developing or expanding three mines that are expected to double production over the next five years and drive positive cash flow.

Sales included XL Capital (please see section that discusses the Fund’s largest detractors), SLM (please see section that discusses the Fund’s largest detractors), and Advanced Medical Optics. Advanced Medical Optics exemplified how Jennison took advantage of the gap between a company’s underlying fundamentals and market expectations. Despite Advanced Medical Optics’ underperformance in 2008, Jennison remained confident that the steady nature of its cataract business would carry the company through the downward phase of Lasik’s business cycle. The majority of Advanced Medical Optics’ business consisted of cataract surgery, which is less economically sensitive. The market had placed too much focus on Lasik sales volumes. Abbott Labs then purchased Advanced Medical Optics at the beginning of January at a very large premium.

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Comments on Five Largest Holdings

2.4%	ConAgra Foods, Inc., Food Products

Jennison believes packaged food company ConAgra Foods should outperform. ConAgra has experienced margin expansion in the consumer foods segment and has begun to bear the fruit from its restructuring, which has generated savings from manufacturing and distribution efficiency. ConAgra recently increased its full-year earnings estimates. Additionally, ConAgra remains one of the few packaged food companies growing sales volumes despite large price increases in the last 18 months. A very strong innovation platform is driving volume, product mix, and market share gains at a time when peers are struggling to do the same.

2.3%	Cisco Systems, Inc., Communications Equipment

Cisco Systems designs, manufactures, and sells Internet Protocol (IP)-based networking and other products to the communications and IT industry worldwide. Cisco has outperformed as several Wall Street analysts raised their ratings on the stock, citing field checks and other data that indicate improving business trends in both Europe and North America, in addition to solid cost management at the company. Jennison thinks Cisco is a rare entity in the technology sector: a company with the potential to deliver a consistent earnings stream with a breadth of products and diversified end markets. In Jennison’s opinion, low consensus expectations and growth in IT networks position Cisco to outperform as the global economy recovers.

2.1%	Time Warner Cable, Inc., Media

Jennison continues to like Time Warner Cable, given its growth profile, high barriers to entry, and ability to produce high levels of free cash flow consistently. Time Warner Cable also continues to pay down debt required by the ratings agencies to maintain investment grade status. Jennison continues to believe the company will institute a dividend and/or a stock buyback in early 2010.

2.1%	Travelers Cos., Inc. (The), Insurance

The Fund started a position in Travelers, a leading property and casualty insurer in both personal and commercial lines of business, in May. The catalyst for purchase was the company’s advantageous position to gain market share in solid and stable middle market accounts. Travelers, Jennison believes, is poised to gain from Hartford and AIG’s weakness in the marketplace due to balance sheet concerns. Jennison considers Travelers’ balance sheet one of the strongest in the industry. Pricing has also improved in the past couple quarters and there is a good indication it will continue. In Jennison’s view, the stock price does not fully reflect the company’s earnings potential over the next 12 to 18 months and is at a compelling valuation.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	9

Comments on Five Largest Holdings (continued)

2.0%	Abbott Laboratories, Pharmaceuticals

Jennison initiated a position in Abbott Laboratories in mid-April after Abbott’s shares had been crushed due to concerns regarding the anti-inflammatory drug Humira. The sell-off created a compelling buying opportunity, in Jennison’s opinion. Prescription trends have begun to modestly reaccelerate, which should boost investor confidence and lead the stock to outperform. With the stock price already reflecting a significant slowdown for Humira, Jennison believes Abbott’s risk-to-reward ratio is attractive at these levels.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2009, at the beginning of the period, and held through the six-month period ended September 30, 2009. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	11

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Equity Opportunity Fund		Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,432.40	1.20%	$7.32
	Hypothetical	$1,000.00	$1,019.05	1.20%	$6.07

Class B	Actual	$1,000.00	$1,427.90	1.90%	$11.56
	Hypothetical	$1,000.00	$1,015.54	1.90%	$9.60

Class C	Actual	$1,000.00	$1,427.90	1.90%	$11.56
	Hypothetical	$1,000.00	$1,015.54	1.90%	$9.60

Class R	Actual	$1,000.00	$1,431.80	1.40%	$8.53
	Hypothetical	$1,000.00	$1,018.05	1.40%	$7.08

Class Z	Actual	$1,000.00	$1,436.60	0.90%	$5.50
	Hypothetical	$1,000.00	$1,020.56	0.90%	$4.56

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2009, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of September 30, 2009

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.8%
COMMON STOCKS

Airlines 2.0%
158,600	Delta Air Lines, Inc.(a)	$1,421,056
801,100	JetBlue Airways Corp.(a)(b)	4,790,578

		6,211,634

Auto Components 1.0%
217,200	Gentex Corp.	3,073,380

Biotechnology 3.4%
100,500	Amgen, Inc.(a)	6,053,115
76,400	Cephalon, Inc.(a)(b)	4,449,536

		10,502,651

Capital Markets 4.6%
216,400	Charles Schwab Corp. (The)	4,144,060
31,800	Goldman Sachs Group, Inc. (The)	5,862,330
95,700	Lazard Ltd. (Class A Stock)	3,953,367

		13,959,757

Chemicals 3.4%
180,700	Celanese Corp. (Series A Stock)	4,517,500
36,000	Monsanto Co.	2,786,400
157,000	Nalco Holding Co.	3,216,930

		10,520,830

Commercial Banks 1.0%
459,700	Keycorp	2,988,050

Commercial Services & Supplies 2.0%
155,664	Republic Services, Inc.	4,135,992
64,500	Waste Management, Inc.(b)	1,923,390

		6,059,382

Communications Equipment 3.3%
296,300	Cisco Systems, Inc.(a)	6,974,902
204,100	Nokia OYJ, ADR (Finland)(b)	2,983,942

		9,958,844

Computers & Peripherals 1.3%
262,800	Dell, Inc.(a)(b)	4,010,328

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	13

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Consumer Services 3.1%
135,800	Career Education Corp.(a)(b)	$3,310,804
193,700	H&R Block, Inc.	3,560,206
96,400	Weight Watchers International, Inc.	2,645,216

		9,516,226

Diversified Financial Services 0.9%
169,827	Bank of America Corp.	2,873,473

Electronic Equipment & Instruments 0.6%
70,813	Agilent Technologies, Inc.(a)	1,970,726

Energy Equipment & Services 3.2%
82,100	Schlumberger Ltd.	4,893,160
243,023	Weatherford International Ltd.(a)	5,037,867

		9,931,027

Food & Staples Retailing 2.3%
105,600	Kroger Co. (The)	2,179,584
101,600	Wal-Mart Stores, Inc.	4,987,544

		7,167,128

Food Products 5.4%
471,152	Cadbury PLC (United Kingdom)	6,046,395
344,900	ConAgra Foods, Inc.	7,477,432
220,500	Tyson Foods, Inc. (Class A Stock)	2,784,915

		16,308,742

Healthcare Equipment & Supplies 1.6%
35,700	Alcon, Inc.	4,950,519

Healthcare Providers & Services 1.6%
87,500	Medco Health Solutions, Inc.(a)	4,839,625

Hotels, Restaurants & Leisure 2.7%
65,800	Bally Technologies, Inc.(a)(b)	2,524,746
567,286	Pinnacle Entertainment, Inc.(a)(b)	5,780,644

		8,305,390

Household Durables 0.9%
129,900	Ryland Group, Inc.	2,736,993

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Household Products 1.1%
56,500	Kimberly-Clark Corp.	$3,332,370

Independent Power Producers & Energy Traders 1.9%
205,400	NRG Energy, Inc.(a)	5,790,226

Insurance 6.2%
196,200	Axis Capital Holdings Ltd.	5,921,316
134,300	Marsh & McLennan Cos., Inc.	3,321,239
79,800	StanCorp Financial Group, Inc.(b)	3,221,526
128,800	Travelers Cos., Inc. (The)	6,340,824

		18,804,905

Internet & Catalog Retail 1.1%
292,160	Ticketmaster Entertainment, Inc.(a)	3,415,350

Internet Software & Services 3.6%
112,900	Akamai Technologies, Inc.(a)(b)	2,221,872
196,650	IAC/InterActiveCorp.(a)	3,970,364
207,500	VeriSign, Inc.(a)(b)	4,915,675

		11,107,911

IT Services 1.4%
91,200	CACI International, Inc. (Class A Stock)(a)(b)	4,311,024

Life Sciences Tools & Services 1.2%
86,000	Thermo Fisher Scientific, Inc.(a)(b)	3,755,620

Machinery 2.8%
66,200	Deere & Co.	2,841,304
148,400	Dover Corp.	5,751,984

		8,593,288

Media 7.2%
93,450	Discovery Communications, Inc. (Class A Stock)(a)	2,699,771
215,437	Liberty Global, Inc. (Series C Stock)(a)(b)	4,838,715
150,400	Time Warner Cable, Inc.(b)	6,480,735
175,443	Viacom, Inc. (Class B Stock)(a)	4,919,422
534,806	Warner Music Group Corp.(a)	2,957,477

		21,896,120

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	15

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Metals & Mining 1.5%
116,500	Goldcorp, Inc.	$4,703,105

Oil, Gas & Consumable Fuels 9.1%
43,700	Apache Corp.	4,012,971
76,300	Cabot Oil & Gas Corp.	2,727,725
55,200	Exxon Mobil Corp.	3,787,272
137,800	Newfield Exploration Co.(a)	5,864,769
54,800	Occidental Petroleum Corp.	4,296,320
106,900	Suncor Energy, Inc.(b)	3,694,464
113,700	Sunoco, Inc.	3,234,765

		27,618,286

Pharmaceuticals 8.0%
125,100	Abbott Laboratories	6,188,697
289,200	Pfizer, Inc.	4,786,260
101,900	Shire PLC, ADR (Ireland)	5,328,351
149,100	Watson Pharmaceuticals, Inc.(a)(b)	5,463,024
52,400	Wyeth	2,545,592

		24,311,924

Semiconductors & Semiconductor Equipment 2.0%
309,200	Intel Corp.	6,051,044

Software 4.1%
125,800	Adobe Systems, Inc.(a)	4,156,432
163,700	Check Point Software Technologies Ltd.(a)(b)	4,640,895
236,500	Symantec Corp.(a)	3,895,155

		12,692,482

Specialty Retail 2.1%
124,800	GameStop Corp. (Class A Stock)(a)(b)	3,303,456
104,600	Urban Outfitters, Inc.(a)(b)	3,155,782

		6,459,238

Trading Companies & Distributors 1.2%
522,175	RSC Holdings, Inc.(a)(b)	3,796,212

	Total long-term investments (cost $266,566,856)	302,523,810

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

SHORT-TERM INVESTMENT 26.5%

Affiliated Money Market Mutual Fund
81,342,747	Dryden Core Investment Fund - Taxable Money Market Series (cost $81,342,747; includes $64,629,094 of cash collateral for securities on loan)(Note 3)(c)(d)	$81,342,747

	Total Investments, Before Securities Sold Short 125.3% (cost $347,909,603)	383,866,557

SECURITIES SOLD SHORT (2.1)%
COMMON STOCKS

Communications Equipment (0.9)%
160,100	Palm, Inc.(a)	(2,790,543)

Specialty Retail (1.2)%
95,000	Best Buy Co., Inc.	(3,564,400)

	Total securities sold short (proceeds $5,899,133)	(6,354,943)

	Total Investments, Net of Securities Sold Short 123.2% (cost $342,010,470; Note 5)	377,511,614
	Other liabilities in excess of other assets (23.2%)	(71,183,533)

	Net Assets 100.0%	$306,328,081

The following abbreviation is used in portfolio descriptions:

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)	All or portion of security on loan. The aggregate market value of such securities is $62,458,354; cash collateral of $64,629,094 (included in liabilities) was received with which the Series purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Series, also serves as the manager of the Dryden Core Investment Fund—Taxable Money Market Series.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	17

Portfolio of Investments

as of September 30, 2009 continued

The following is a summary of the inputs used as of September 30, 2009 in valuing the Series’ assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Long-Term Investments: Common Stocks	$302,523,810	$—	$—
Securities Sold Short: Common Stocks	(6,354,943)	—	—
Affiliated Money Market Mutual Fund	81,342,747	—	—

	377,511,614	—	—
Other Financial Instruments*	—	—	—

Total	$377,511,614	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks
Balance as of 9/30/08	$1,845,220
Realized gain (loss)	(3,776,527)
Change in unrealized appreciation (depreciation)	3,046,912
Net purchases (sales)	(1,115,605)
Transfers in and/or out of Level 3	—

Balance as of 9/30/09	$—

The Industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2009 were as follows:

Affiliated Money Market Mutual Fund (including 21.1% of collateral received for securities on loan)	26.5%
Oil, Gas & Consumable Fuels	9.1
Pharmaceuticals	8.0
Media	7.2
Insurance	6.2
Food Products	5.4
Capital Markets	4.6
Software	4.1
Internet Software & Services	3.6
Biotechnology	3.4
Chemicals	3.4

See Notes to Financial Statements.

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Industry (cont’d.)
Energy Equipment & Services	3.2%
Diversified Consumer Services	3.1
Machinery	2.8
Hotels, Restaurants & Leisure	2.7
Communications Equipment	2.4
Food & Staples Retailing	2.3
Airlines	2.0
Commercial Services & Supplies	2.0
Semiconductors & Semiconductor Equipment	2.0
Independent Power Producers & Energy Traders	1.9
Healthcare Equipment & Supplies	1.6
Healthcare Providers & Services	1.6
Metals & Mining	1.5
IT Services	1.4
Computers & Peripherals	1.3
Life Science Tools & Services	1.2
Trading Companies & Distributors	1.2
Household Products	1.1
Internet & Catalog Retail	1.1
Auto Components	1.0
Commercial Banks	1.0
Specialty Retail	0.9
Diversified Financial Services	0.9
Household Durables	0.9
Electronic Equipment & Instruments	0.6

123.2
Other liabilities in excess of other assets	(23.2)

100.0%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	19

Statement of Assets and Liabilities

as of September 30, 2009

Assets
Investments at value, including securities on loan of $62,458,354:
Unaffiliated Investments (cost $266,566,856)	$302,523,810
Affiliated Investments (cost $81,342,747)	81,342,747
Foreign currency, at value (cost $13)	12
Cash	6,538,641
Receivable for investments sold	2,508,307
Receivable for Series shares sold	726,210
Dividends receivable	301,392
Prepaid expenses	16,187

Total assets	393,957,306

Liabilities
Payable to broker for collateral for securities on loan (Note 3)	64,629,094
Payable for Series shares reacquired	11,066,640
Securities sold short, at value (proceeds $5,899,133)	6,354,943
Payable for investments purchased	5,090,054
Accrued expenses	163,895
Management fee payable	153,790
Distribution fee payable	92,568
Affiliated transfer agent fee payable	74,918
Deferred directors’ fees	3,323

Total liabilities	87,629,225

Net Assets	$306,328,081

Net assets were comprised of:
Common stock, at par	$27,242
Paid-in capital in excess of par	376,888,202

376,915,444
Undistributed net investment income	1,625,909
Accumulated net realized loss on investment and foreign currency transactions	(107,713,015)
Net unrealized appreciation on investments and foreign currencies	35,499,743

Net assets, September 30, 2009	$306,328,081

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($208,976,806 ÷ 18,355,644 shares of common stock issued and outstanding)	$11.38
Maximum sales charge (5.50% of offering price)	0.66

Maximum offering price to public	$12.04

Class B
Net asset value, offering price and redemption price per share ($22,077,004 ÷ 2,136,599 shares of common stock issued and outstanding)	$10.33

Class C
Net asset value, offering price and redemption price per share ($25,598,673 ÷ 2,477,244 shares of common stock issued and outstanding)	$10.33

Class R
Net asset value, offering price and redemption price per share ($5,345 ÷ 508 shares of common stock issued and outstanding)	$10.52

Class Z
Net asset value, offering price and redemption price per share ($49,670,253 ÷ 4,271,754 shares of common stock issued and outstanding)	$11.63

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	21

Statement of Operations

Year Ended September 30, 2009

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $73,167)	$6,510,552
Affiliated income from securities loaned, net	316,259
Affiliated dividend income	111,386
Unaffiliated interest	13

Total income	6,938,210

Expenses
Management fee	1,563,354
Distribution fee—Class A	521,336
Distribution fee—Class B	284,536
Distribution fee—Class C	210,801
Distribution fee—Class R	33
Transfer agent’s fee and expenses (including affiliated expense of $357,700)	613,000
Reports to shareholders	60,000
Dividend expense on short positions	58,161
Custodian’s fees and expenses	57,000
Registration fees	57,000
Directors’ fees	23,000
Audit fee	21,000
Legal fees and expenses	18,000
Insurance	7,000
Loan interest expense (Note 7)	162
Miscellaneous	27,769

Total expenses	3,522,152

Net investment income	3,416,058

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized loss on:
Investment transactions	(89,262,692)
Foreign currency transactions	(13,890)
Short sale transactions	(914,596)

(90,191,178)

Net change in unrealized appreciation (depreciation) on:
Investments	81,802,205
Foreign currencies	(107)
Short sales	(455,810)

81,346,288

Net loss on investment and foreign currencies	(8,844,890)

Net Decrease In Net Assets Resulting From Operations	$(5,428,832)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
Increase (Decrease) In Net Assets
Operations
Net investment income	$3,416,058	$1,802,482
Net realized gain (loss) on investment and foreign currency transactions	(90,191,178)	1,979,743
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	81,346,288	(122,535,824)

Net decrease in net assets resulting from operations	(5,428,832)	(118,753,599)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(1,591,693)	(1,234,491)
Class B	(162,561)	(71,845)
Class C	(126,835)	(30,261)
Class R	(49)	(9)
Class Z	(388,216)	(447,631)

	(2,269,354)	(1,784,237)

Tax return of capital
Class A	(1,345,772)	—
Class B	(137,444)	—
Class C	(107,239)	—
Class R	(41)	—
Class Z	(328,236)	—

	(1,918,732)	—

Distributions from net realized gains
Class A	—	(47,081,407)
Class B	—	(19,645,048)
Class C	—	(7,702,370)
Class R	—	(543)
Class Z	—	(10,652,564)

	—	(85,081,932)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	36,379,590	37,331,938
Net asset value of shares issued in reinvestment of dividends and distributions	3,945,873	82,992,943
Cost of shares reacquired	(77,580,747)	(133,412,888)

Net decrease in net assets from Series share transactions	(37,255,284)	(13,088,007)

Total decrease	(46,872,202)	(218,707,775)

Net Assets
Beginning of year	353,200,283	571,908,058

End of year(a)	$306,328,081	$353,200,283

(a) Includes undistributed net investment income of:	$1,625,909	$427,582

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	23

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company was incorporated in Maryland on August 10, 1995 and consists of six series: Jennison Equity Opportunity Fund (the “Series”), Jennison Growth Fund and Dryden Asset Allocation Fund (formerly Dryden Active Allocation Fund) which are diversified funds and JennisonDryden Growth Allocation Fund, JennisonDryden Moderate Allocation Fund and JennisonDryden Conservative Allocation Fund which are non-diversified funds. These financial statements relate to Jennison Equity Opportunity Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 7, 1996.

The Series’ investment objective is to achieve long-term growth of capital. The Series seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series’ normal pricing time, are valued at fair value in accordance with The Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the

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holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market-value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days are valued at current market quotations.

Restricted Securities: The Series may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities held by the Series at the end of the fiscal period may include registration rights under which the Series may demand registration by the issuers, of which the Series may bear the cost of such registration. Restricted securities, are valued pursuant to the valuation procedures noted above.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

The Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long term securities held at the end of the fiscal year. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	25

Notes to Financial Statements

continued

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Series may lend its portfolio securities to broker-dealers. The loans are secured by collateral, at least equal, at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Short Sales: The Series may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Series may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Series makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Series may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Series sold the security short, or a loss, unlimited as to dollar

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amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and distributions of net realized capital gains, if any, at least annually. Dividends and distributions, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: For federal income tax purposes, each Series in the Company is treated as a separate tax paying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Series with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	27

Notes to Financial Statements

continued

agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series up to $300 million and .575 of 1% of the average daily net assets of the Series over $300 million. The effective management fee rate was .60 of 1% of the Series average daily net assets for the year ended September 30, 2009.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B, C and R Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .50 of 1% for Class R shares.

PIMS has advised the Series that it received $58,066 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2009. From these fees PIMS paid such sales charges to affiliated brokers/dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2009, it received $861, $38,035 and $1,466 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS, and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

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Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of First Clearing, LLC (“First Clearing”), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended September 30, 2009, the Series incurred approximately $231,200 in total networking fees, of which approximately $111,900 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management, Inc., (“PIM”), an indirect wholly-owned subsidiary of Prudential, is the Series’ security lending agent. For the year ended September 30, 2009, PIM has been compensated approximately $134,100 for these services.

As a result of the bankruptcy filing by Lehman Brothers Holdings Inc., which was the parent company to the Company’s Securities Lending Counter Party, Lehman Brothers Inc. (Lehman), the Company’s Securities Lending Agent utilized collateral held on behalf of the Company for securities out on loan to compensate the Company for the failure of Lehman to return the securities.

The Series invests in the Taxable Money Market Series (the “portfolio”), a portfolio of the Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2009 were $188,483,790 and $219,275,803, respectively.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	29

Notes to Financial Statements

continued

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividends date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended September 30, 2009, the adjustments were to increase undistributed net investment income by $51,623, increase accumulated net realized loss on investment and foreign currency transactions by $142,205 and increase paid-in capital in excess of par by $90,582 primarily due to the reclassification of net foreign currency losses and reclassification due to investments in partnerships. Net investment income, net realized loss on investment and foreign currency transactions and net assets were not affected by this change.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2009 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$350,132,603	$48,850,084	$(15,116,130)	$33,733,954

The differences between book and tax basis are primarily attributable to deferred losses on wash sales, tax adjustments due to investments in partnerships and other book-to-tax differences. The other cost basis adjustment of $(457,211) was attributable to appreciation (depreciation) of foreign currency and securities sold short.

For the fiscal year ended September 30, 2009, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets were $2,269,354 from ordinary income and $1,918,732 return of capital.

For the fiscal year ended September 30, 2008, the tax character of distributions paid were $30,428,220 from ordinary income and $56,437,949 from long-term capital gains.

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As of September 30, 2009, the Series had no accumulated undistributed earnings on a tax basis.

For federal income tax purposes, the Series has a capital loss carryforward as of September 30, 2009 of approximately $19,784,000 which expires in 2017. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforwards. It is uncertain if the Fund will be able to realize the full benefit of the remaining carryforwards prior to the expiration date.

The Series elected to treat post-October capital losses of approximately $83,907,000 as having been incurred in the following fiscal year (September 30, 2010).

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2009, no provision for income tax would be required in the Series’ financial statements. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.5%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion shares of $.001 par value common stock of the Series, designated Class A, Class B, Class C, Class R and Class Z, each of which consists of 200 million authorized shares. As of March 31, 2009 Prudential owned 138 Class R shares of the Series.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	31

Notes to Financial Statements

continued

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2009:
Shares sold	2,435,053	$22,468,945
Shares issued in reinvestment of dividends and distributions	291,896	2,783,572
Shares reacquired	(6,040,016)	(55,863,137)

Net increase (decrease) in shares outstanding before conversion	(3,313,067)	(30,610,620)
Shares issued upon conversion from Class B	1,983,286	17,679,143

Net increase (decrease) in shares outstanding	(1,329,781)	$(12,931,477)

Year ended September 30, 2008:
Shares sold	1,633,792	$22,372,484
Shares issued in reinvestment of dividends and distributions	3,352,636	46,067,368
Shares reacquired	(5,543,575)	(76,358,961)

Net increase (decrease) in shares outstanding before conversion	(557,147)	(7,919,109)
Shares issued upon conversion from Class B	1,931,389	25,107,971

Net increase (decrease) in shares outstanding	1,374,242	$17,188,862

Class B
Year ended September 30, 2009:
Shares sold	195,120	$1,608,715
Shares issued in reinvestment of distributions	26,578	243,456
Shares reacquired	(1,042,564)	(8,188,665)

Net increase (decrease) in shares outstanding before conversion	(820,866)	(6,336,494)
Shares reacquired upon conversion into Class A	(2,179,108)	(17,679,143)

Net increase (decrease) in shares outstanding	(2,999,974)	$(24,015,637)

Year ended September 30, 2008:
Shares sold	188,888	$2,417,365
Shares issued in reinvestment of distributions	1,505,273	18,858,581
Shares reacquired	(2,012,486)	(25,044,519)

Net increase (decrease) in shares outstanding before conversion	(318,325)	(3,768,573)
Shares reacquired upon conversion into Class A	(2,123,444)	(25,107,971)

Net increase (decrease) in shares outstanding	(2,441,769)	$(28,876,544)

Class C
Year ended September 30, 2009:
Shares sold	227,623	$1,983,606
Shares issued in reinvestment of distributions	23,900	218,920
Shares reacquired	(588,934)	(4,617,392)

Net increase (decrease) in shares outstanding	(337,411)	$(2,414,866)

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Class C	Shares	Amount
Year ended September 30, 2008:
Shares sold	176,313	$2,278,438
Shares issued in reinvestment of distributions	576,235	7,219,201
Shares reacquired	(887,338)	(11,057,853)

Net increase (decrease) in shares outstanding	(134,790)	$(1,560,214)

Class R
Year ended September 30, 2009:
Shares sold	584	$4,827
Shares issued in reinvestment of dividends and distributions	11	86
Shares reacquired	(1,481)	(11,240)

Net increase (decrease) in shares outstanding	(886)	$(6,327)

Year ended September 30, 2008:
Shares sold	1,146	$12,944
Shares issued in reinvestment of dividends and distributions	44	552
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	1,190	$13,496

Class Z
Year ended September 30, 2009:
Shares sold	1,063,742	$10,313,497
Shares issued in reinvestment of dividends and distributions	73,116	699,839
Shares reacquired	(998,844)	(8,900,313)

Net increase (decrease) in shares outstanding	138,014	$2,113,023

Year ended September 30, 2008:
Shares sold	764,372	$10,250,707
Shares issued in reinvestment of dividends and distributions	774,369	10,847,241
Shares reacquired	(1,512,304)	(20,951,555)

Net increase (decrease) in shares outstanding	26,437	$146,393

Note 7. Borrowing

The Company, along with other affiliated registered investment companies (the ”Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009 , the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .15 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 20, 2010. For the period from October 24, 2008 through October 21, 2009, the Funds paid a commitment fee of .13 of 1% of the unused portion of the

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	33

Notes to Financial Statements

continued

agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Series utilized the SCA during the year ended September 30, 2009. The average daily balance for the 7 days the Series had loans outstanding during the period was approximately $684,000 at a weighted average interest rate of 1.22%.

Note 8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Series through November 23, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Financial Highlights

SEPTEMBER 30, 2009	ANNUAL REPORT

The Prudential Investment Portfolios, Inc./ Jennison Equity Opportunity Fund

Financial Highlights

Class A
Year Ended September 30, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.35

Income (loss) from investment operations
Net investment income	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06

Total from investment operations	.19

Less Dividends and Distributions
Dividends from net investment income	(.09)
Tax return of capital	(.07)
Distributions from net realized gains	—

Total dividends and distributions	(.16)

Net asset value, end of year	$11.38

Total Return(b):	1.93%
Ratios/Supplemental Data:
Net assets, end of year (000)	$208,977
Average net assets (000)	$173,786
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.26%
Expenses, excluding distribution and service (12b-1) fees	.96%
Net investment income	1.37%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	74%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares through January 31, 2008.
(d)	Does not include the expenses of the underlying funds in which the Series invests.

See Notes to Financial Statements.

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Class A
Year Ended September 30,
2008(a)		2007(a)		2006(a)		2005

$17.74		$17.38		$18.47		$16.60

.08		.06		.02		.13

(3.74)		2.65		1.70		2.14

(3.66)		2.71		1.72		2.27

(.07)		(.02)		(.09)		(.03)
—		—		—		—
(2.66)		(2.33)		(2.72)		(.37)

(2.73)		(2.35)		(2.81)		(.40)

$11.35		$17.74		$17.38		$18.47

(23.30)%		17.21%		10.68%		13.91%

$223,338		$324,835		$306,424		$326,512
$271,189		$324,483		$314,651		$336,880

1.06	%(c)	1.06	%(c)	1.11	%(c)	1.12	%(c)
.78%		.81%		.86%		.87%
.56%		.33%		.10%		.68%

76%		77%		75%		93%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	37

Financial Highlights

continued

Class B
Year Ended September 30, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.31

Income (loss) from investment operations
Net investment income (loss)	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05

Total from investment operations	.12

Less Dividends and Distributions
Dividends from net investment income	(.03)
Tax return of capital	(.07)
Distributions from net realized gains	—

Total dividends and distributions	(.10)

Net asset value, end of year	$10.33

Total Return(b):	1.24%
Ratios/Supplemental Data:
Net assets, end of year (000)	$22,077
Average net assets (000)	$28,455
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.96%
Expenses, excluding distribution and service (12b-1) fees	.96%
Net investment income (loss)	.93%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying funds in which the Series invests.

See Notes to Financial Statements.

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Class B
Year Ended September 30,
2008(a)	2007(a)	2006(a)	2005

$16.43	$16.34	$17.56	$15.88

(.02)	(.07)	(.04)	(.01)

(3.43)	2.49	1.54	2.06

(3.45)	2.42	1.50	2.05

(.01)	—	—	—
—	—	—	—
(2.66)	(2.33)	(2.72)	(.37)

(2.67)	(2.33)	(2.72)	(.37)

$10.31	$16.43	$16.34	$17.56

(23.88)%	16.40%	9.83%	13.12%

$52,943	$124,475	$143,053	$180,496
$92,183	$137,977	$161,565	$202,371

1.78%	1.81%	1.86%	1.87%
.78%	.81%	.86%	.87%
(.18)%	(.42)%	(.26)%	(.05)%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	39

Financial Highlights

continued

Class C
Year Ended September 30, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.31

Income (loss) from investment operations
Net investment income (loss)	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06

Total from investment operations	.12

Less Dividends and Distributions
Dividends from net investment income	(.03)
Tax return of capital	(.07)
Distributions from net realized gains	—

Total dividends and distributions	(.10)

Net asset value, end of year	$10.33

Total Return(b):	1.24%
Ratios/Supplemental Data:
Net assets, end of year (000)	$25,599
Average net assets (000)	$21,081
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.96%
Expenses, excluding distribution and service (12b-1) fees	.96%
Net investment income (loss)	.69%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying funds in which the Series invests.

See Notes to Financial Statements.

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Class C
Year Ended September 30,
2008(a)	2007(a)	2006(a)	2005

$16.43	$16.34	$17.56	$15.88

(.02)	(.07)	(.05)	(.01)

(3.43)	2.49	1.55	2.06

(3.45)	2.42	1.50	2.05

(.01)	—	—	—
—	—	—	—
(2.66)	(2.33)	(2.72)	(.37)

(2.67)	(2.33)	(2.72)	(.37)

$10.31	$16.43	$16.34	$17.56

(23.88)%	16.40%	9.83%	13.12%

$29,011	$48,445	$50,717	$59,409
$38,511	$50,851	$54,051	$63,559

1.78%	1.81%	1.86%	1.87%
.78%	.81%	.86%	.87%
(.17)%	(.42)%	(.35)%	(.06)%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	41

Financial Highlights

continued

Class R

Year Ended September 30, 2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.52

Income (loss) from investment operations
Net investment income	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10

Total from investment operations	.14

Less Dividends and Distributions
Dividends from net investment income	(.07)
Tax return of capital	(.07)
Distributions from net realized gains	—

Total dividends and distributions	(.14)

Net asset value, end of period	$10.52

Total Return(c):	1.55%
Ratios/Supplemental Data:
Net assets, end of period (000)	$5
Average net assets (000)	$7
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees(d)	1.46%
Expenses, excluding distribution and service (12b-1) fees	.96%
Net investment income	.47%

(a)	Commencement of operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	During the period, the distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(e)	Annualized
(f)	Does not include the expenses of the underlying funds in which the Series invests.

See Notes to Financial Statements.

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Class R
Year Ended September 30,			December 17, 2004(a) through September 30, 2005
2008(b)	2007(b)	2006(b)

$16.67	$16.48	$17.70	$16.73

.06	.02	.04	.04

(3.51)	2.50	1.51	.93

(3.45)	2.52	1.55	.97

(.04)	—	(.05)	—
—	—	—	—
(2.66)	(2.33)	(2.72)	—

(2.70)	(2.33)	(2.77)	—

$10.52	$16.67	$16.48	$17.70

(23.53)%	16.94%	10.12%	5.80%

$15	$3	$3	$3
$6	$3	$3	$3

1.28%	1.31%	1.36%	1.37	%(e)
.78%	.81%	.86%	.87	%(e)
.52%	.10%	.23%	.27	%(e)

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	43

Financial Highlights

continued

Class Z
Year Ended September 30, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.59

Income (loss) from investment operations
Net investment income	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.07

Total from investment operations	.23

Less Dividends and Distributions
Dividends from net investment income	(.12)
Tax return of capital	(.07)
Distributions from net realized gains	—

Total dividends and distributions	(.19)

Net asset value, end of year	$11.63

Total Return(b):	2.31%
Ratios/Supplemental Data:
Net assets, end of year (000)	$49,670
Average net assets (000)	$37,242
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.96%
Expenses, excluding distribution and service (12b-1) fees	.96%
Net investment income	1.67%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying funds in which the Series invests.

See Notes to Financial Statements.

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Class Z
Year Ended September 30,
2008(a)	2007(a)	2006(a)	2005

$18.05	$17.65	$18.74	$16.83

.12	.10	.12	.18

(3.81)	2.71	1.66	2.17

(3.69)	2.81	1.78	2.35

(.11)	(.08)	(.15)	(.07)
—	—	—	—
(2.66)	(2.33)	(2.72)	(.37)

(2.77)	(2.41)	(2.87)	(.44)

$11.59	$18.05	$17.65	$18.74

(23.06)%	17.52%	10.92%	14.23%

$47,893	$74,149	$96,626	$277,372
$60,764	$79,338	$184,440	$313,971

.78%	.81%	.86%	.87%
.78%	.81%	.86%	.87%
.84%	.58%	.69%	.96%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	45

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Jennison Equity Opportunity Fund (one of the series constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 23, 2009

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the code”), to advise you within 60 days of the Series’ fiscal year end (September 30, 2009) as to the federal income tax status of dividends paid by the Fund during such fiscal year. We are advising you that during its fiscal year ended September 30, 2009, the Series paid ordinary income dividends of $0.09 per Class A share, $0.03 per Class B and Class C share, $0.07 per Class R share and $0.12 per Class Z. The Series paid a tax return of capital distribution of $0.07 per Class A, Class B, Class C, Class R and Class Z share which is generally non-taxable.

For the year ended September 30, 2009, the Series designates the maximum amount allowable but not less than 93.02% of the ordinary income dividends paid during the fiscal year as eligible for the corporate dividend received deduction in accordance with Section 854 of the Internal Revenue Code.

For the fiscal year ended September 30, 2009, the Series designates the maximum amount allowable but not less than 96.06% of ordinary income dividends paid during the fiscal year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

In January 2010, you will be advised on IRS 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2009.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund	47

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (57) Board Member Portfolios Overseen: 57

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (57) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (75) Board Member Portfolios Overseen: 57	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987-2000).	None.
Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 57

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Robert E. La Blanc (75) Board Member Portfolios Overseen: 57	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Visit our website at www.jennisondryden.com

Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 57

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (67) Board Member Portfolios Overseen: 57	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (66) Board Member Portfolios Overseen: 57	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 57	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 57

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Member (1)
Judy A. Rice (61) Board Member & President Portfolios Overseen: 57

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005- March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund

[1]	The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003.

Visit our website at www.jennisondryden.com

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Scott E. Benjamin (36) Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).

Kathryn L. Quirk (56) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (51) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (46) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund

Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.

[1]	The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Kneirim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Scott E. Benjamin, 2009.

Explanatory Notes

° Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

° Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

° There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

° “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

° “Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Jennison Equity Opportunity Fund (the “Fund”)1 consists of 11 individuals, 10 of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the JennisonDryden Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 2-4, 2009 and approved the renewal of the agreements through July 31, 2010, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group was objectively determined by Lipper Inc., an independent provider of mutual fund data. To the extent that PI deems appropriate, and for reasons addressed in detail with the Board, PI may provide supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and ten-year periods ending December 31, 2008, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the

1 Jennison Equity Opportunity Fund is a series of The Prudential Investment Portfolios, Inc.

The Prudential Investment Portfolios, Inc. /Jennison Equity Opportunity Fund

Approval of Advisory Agreements (continued)

performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 2-4, 2009.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board

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was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (a blend consisting of the Lipper Multi-Cap Value and Multi-Cap Core Funds Performance Universes)2 was in the first quartile over the ten-year period, though it was in the third quartile over the one-, three- and five-year periods. The Board noted that the Fund outperformed against its benchmark index over the five- and ten-year periods, although it underperformed over the one- and three-year periods. The Board also considered that the Fund’s performance is improving and is in the first quartile of its Peer Universe for the first quarter of 2009. The Board noted its concern with the Fund’s performance trend, and requested that PI and Jennison report back to the Board with their views on strategic alternatives to address the Fund’s performance at the third quarter Board meeting scheduled for September 2009. The Board also instructed SIRG to provide quarterly updates on Fund performance. The Board concluded that it was reasonable to renew the agreements, subject to its continued close scrutiny of the Fund’s performance and its consideration of PI’s and Jennison’s presentation on strategic alternatives to address the Fund’s performance.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, waivers or expense caps) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

2 The Fund was compared to these Performance Universes, although Lipper classifies the Fund in its Multi-Cap Core Funds Performance Universe. The Fund was compared to these Performance Universes because PI believes that the funds included in these Universes provide a more appropriate basis for Fund performance comparisons.

The Prudential Investment Portfolios, Inc. /Jennison Equity Opportunity Fund

Approval of Advisory Agreements (continued)

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception
Class A	–3.68%	1.77%	6.48%	—
Class B	–3.76	2.07	6.30	—
Class C	0.24	2.19	6.30	—
Class R	1.74	N/A	N/A	1.22% (12/17/04)
Class Z	2.40	3.23	7.37	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception
Class A	1.93%	2.93%	7.08%	—
Class B	1.24	2.19	6.30	—
Class C	1.24	2.19	6.30	—
Class R	1.74	N/A	N/A	1.22% (12/17/04)
Class Z	2.40	3.23	7.37	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%. Gross operating expenses: Class A, 1.26%; Class B, 1.96%; Class C, 1.96%; Class R, 1.71; Class Z, 0.96%. Net operating expenses apply to: Class A, 1.26%; Class B, 1.96%; Class C, 1.96%; Class R, 1.46%; Class Z, 0.96%, after contractual reduction through 1/31/2011.

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Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Jennison Equity Opportunity Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 1999) and the account values at the end of the current fiscal year (September 30, 2009) as measured on a quarterly basis. The S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the
Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Equity Opportunity Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under The Prudential Investment Portfolios, Inc. name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Equity Opportunity Fund
Share Class	A	B	C	R	Z
NASDAQ	PJIAX	PJIBX	PJGCX	PJORX	PJGZX
CUSIP	74437E503	74437E602	74437E701	74437E644	74437E800

MF172E    0166234-00001-00

SEPTEMBER 30, 2009	ANNUAL REPORT

JennisonDryden Asset Allocation Funds

JennisonDryden Conservative Allocation Fund

JennisonDryden Moderate Allocation Fund

JennisonDryden Growth Allocation Fund

FUND TYPE

Balanced/allocation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

JENNISONDRYDEN ASSET ALLOCATION FUNDS

November 16, 2009

Dear Shareholder:

We hope you find the annual report for the JennisonDryden Asset Allocation Funds informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: it limits your exposure to any particular asset class, plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds through its unit Prudential Fixed Income Management. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

JennisonDryden Asset Allocation Funds

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	1

Financial Markets Overview

What were conditions like in the U.S. stock market?

Before the 12-month reporting period began on October 1, 2008, a bursting housing bubble in the United States, among other factors, had called into question the value of the nation’s housing stock. Vast amounts of residential mortgage-backed securities held by financial institutions around the world tumbled in value. This put both the financial infrastructure and broader economy of the United States at risk, and fueled one of the worst routs in the history of the stock market, which continued for most of the first half of the reporting period.

The Federal Reserve (the Fed) and the U.S. Department of the Treasury took unusual steps to aid the nation’s financial system and economy. For example, the Fed tried to stimulate growth by cutting its target for the federal funds rate charged on overnight loans between banks from 2.00% in October 2008 to a record low range of zero to 0.25% in December 2008, where it remained for the rest of the reporting period. In February 2009, the White House announced a $787 billion economic stimulus package. March saw the Fed launch the Term Asset-Backed Securities Loan Facility (TALF), a program intended to help boost lending to businesses and consumers by providing attractive financing to investors who buy AAA-rated debt securities backed by pools of auto loans, credit card receivables, or certain other types of loans. In addition, the Treasury Department announced details of its Public-Private Investment Program aimed at removing toxic assets from bank balance sheets, which sent stock prices soaring.

Share prices climbed sharply during the remainder of the reporting period. Data indicated the U.S. economy began to grow again. There were signs of improvement in key areas such as home sales and industrial production. Corporate profits surpassed analysts’ reduced estimates, though profits benefited largely from cost cutting rather than stronger sales. In September 2009, Fed Chairman Ben Bernanke said the recession in the world’s largest economy was “very likely over,” but doubts about the pace and shape of the recovery persisted as the jobless rate continued to grind higher.

The powerful rally in stock prices failed to fully erase earlier losses, and the Russell 3000 Index, which covers about 98% of all investable stocks in the U.S. market, ended the reporting period in negative territory. With respect to stock-specific styles of investing, the growth and value components of the Russell 3000 Index also finished in the red, but growth easily outperformed value. Growth stocks were heavily favored by investors because their earnings are expected to grow at a faster pace than the market on average. As for the three levels of market capitalization representing the aggregate value of a company or its stock, large-, mid-, and small-cap stocks posted a loss for the reporting period. Of the three, mid-cap posted the smallest decline followed by large-cap and small-cap stocks.

2	Visit our website at www.jennisondryden.com

How did international stock markets perform?

The Morgan Stanley Capital International Europe, Australasia, Far East Net Dividend Index (MSCI EAFE ND Index), which tracks stock markets of economically developed nations other than the United States and Canada, outperformed the U.S. equity market for the reporting period by posting a single-digit gain in U.S. dollar terms. However, the performance of its constituent markets varied widely because the rally in share prices that occurred mostly during the second half of the reporting period completely erased earlier losses in some instances but not in others. Such was the case with the Australian stock market, which posted a double-digit gain for the reporting period, while Ireland’s stock market posted a double-digit loss. From the perspective of market sectors, materials, telecommunication services, industrials, consumer discretionary, consumer staples, and energy posted gains in U.S. dollar terms. Utilities, financials, information technology, and healthcare posted losses.

What were conditions like in the U.S. bond market?

The U.S. fixed income markets, as measured by the Barclays Capital U.S. Aggregate Bond Index, posted a double-digit gain for the reporting period that outperformed the Russell 3000 Index and the MSCI EAFE ND Index. The financial crisis initially caused a flight to quality in which investors heavily favored ultra-safe U.S. Treasury securities over riskier debt securities such as corporate bonds. However, this trend reversed and investors began to plow money back into riskier bond markets as improving economic conditions and programs such as TALF and the PPIP helped boost investor confidence in assets that carry greater credit risk than Treasury securities.

Among markets in the Barclays Capital U.S. Aggregate Bond Index, the investment-grade corporate bond market scored the highest total return for the reporting period, with its financial institutions, utility, and industrial sectors all posting double-digit gains. The markets for commercial mortgage-backed securities and asset-backed securities (pools of auto loans, credit card receivables, or certain other types of loans repackaged as bonds) posted gains supported by the TALF program. In an effort to support housing markets and the mortgage industry, the Fed bought federal agency securities and mortgage-backed securities of federal agencies, which helped both markets finish the period in the black. The Fed also tried to help private credit markets by purchasing Treasury securities. This and prospects for a tepid economic recovery combined with mild inflationary pressures in the United States helped the Treasury market end the reporting period in the black.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	3

Financial Markets Overview (continued)

High yield corporate “junk” bonds, which are excluded from the Barclays Capital U.S. Aggregate Bond Index because they are rated below investment grade, outperformed all other U.S. fixed income markets for the reporting period. A search for debt securities with attractive yields in the low interest-rate environment and improving economic conditions helped ignite a buying frenzy in the high yield market.

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Your Fund’s Performance

Fund objective

The investment objective of the JennisonDryden Conservative Allocation Fund is current income and a reasonable level of capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.71%; Class B, 2.41%; Class C, 2.41%; Class R, 2.16%; Class Z, 1.41%. Net operating expenses apply to: Class A, 1.54%; Class B, 2.29%; Class C, 2.29%; Class R, 1.79%; Class Z, 1.29%, after contractual reduction through 1/31/2011. These figures include a weighted average of the net operating expenses of the underlying funds in which the Fund invests. Such expenses, annualized, amounted to 0.79% for each share class.

Cumulative Total Returns as of 9/30/09
	One Year	Five Years	Since Inception[1]
Class A	7.85%	25.73%	25.85%
Class B	7.10	21.07	20.70
Class C	7.10	21.18	20.82
Class R	7.65	N/A	3.05
Class Z	8.20	27.43	27.81
JDAA Conservative Customized Blend[2]	6.15	24.28	**
Russell 1000 Index[3]	–6.14	7.67	***
S&P 500 Index[4]	–6.91	5.18	****
Lipper Average[5]	2.73	14.55	*****

Average Annual Total Returns[6] as of 9/30/09
	One Year	Five Years	Since Inception[1]
Class A	1.92%	3.51%	3.20%
Class B	2.10	3.73	3.32
Class C	6.10	3.92	3.49
Class R	7.65	N/A	1.11
Class Z	8.20	4.97	4.56
JDAA Conservative Customized Blend[2]	6.15	4.44	**
Russell 1000 Index[3]	–6.14	1.49	***
S&P 500 Index[4]	–6.91	1.01	****
Lipper Average[5]	2.73	2.70	*****

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	5

Your Fund’s Performance (continued)

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Sources: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, B, C, and Z, 3/30/04; Class R, 1/12/07. The Since Inception returns for the JDAA Conservative Customized Blend, Russell 1000 Index, S&P 500 Index, and Lipper Mixed-Asset Target Allocation Moderate Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

2The JennisonDryden Asset Allocation (JDAA) Conservative Customized Blend is a model portfolio consisting of the Russell 3000 Index (25%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE ND) Index (10%), the Barclays Capital U.S. Aggregate Bond Index (30%), the BofA Merrill Lynch 1-3 Year Corporate Index (30%), and the Standard & Poor’s (S&P) Developed BMI Property Net Index (5%). Each component of the JDAA Conservative Customized Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Conservative Customized Blend is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. The JDAA Conservative Customized Blend does not reflect deductions for any sales charges, operating expenses of a mutual fund, or taxes.

3The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index.

4The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

5The Lipper Average represents returns based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Moderate Funds category. Funds in the Lipper Average normally seek a high level of current income through investing in income-producing stocks, bonds, and money market instruments.

6The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**JDAA Conservative Customized Blend Closest Month-End to Inception cumulative total returns are 24.64% for Class A, Class B, Class C, and Class Z; and 1.48% for Class R. JDAA Conservative Customized Blend Closest Month-End to Inception average annual total returns are 4.09% for Class A, Class B, Class C, and Class Z; and 0.54% for Class R.

***Russell 1000 Index Closest Month-End to Inception cumulative total returns are 7.20% for Class A, Class B, Class C, and Class Z; and –20.08% for Class R. Russell 1000 Index Closest Month-End to Inception average annual total returns are 1.27 % for Class A, Class B, Class C, and Class Z; and –7.83% for Class R.

6	Visit our website at www.jennisondryden.com

****S&P 500 Index Closest Month-End to Inception cumulative total returns are 4.99% for Class A, Class B, Class C, and Class Z; and –20.72% for Class R. S&P 500 Index Closest Month-End to Inception average annual total returns are 0.89% for Class A, Class B, Class C, and Class Z; and –8.10% for Class R.

*****Lipper Mixed-Asset Closest Month-End to Inception cumulative total returns are 14.28% for Class A, Class B, Class C, and Class Z; and –7.03% for Class R. Lipper Mixed-Asset Closest Month-End to Inception average annual total returns are 2.39% for Class A, Class B, Class C, and Class Z; and –2.68% for Class R.

Investors cannot invest directly in an index. The returns for the JDAA Conservative Customized Blend, Russell 1000 Index, and S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	7

Performance Target—JDAA Conservative Customized Blend

The JennisonDryden Conservative Allocation Fund seeks to beat a performance target—the JDAA Conservative Customized Blend—consisting of a weighted average return of five securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2009, and their weightings in the JennisonDryden Conservative Customized Blend. Index returns do not reflect sales charges, a mutual fund’s operating expenses, or taxes, and investors cannot invest directly in an index. The Fund seeks to beat this target by holding positions in specific JennisonDryden mutual funds. In response to market developments, the Fund’s investment adviser may vary its holdings in those funds (within specified ranges). Past performance is not indicative of future results.

Source: Lipper Inc.

The Barclays Capital U.S. Aggregate Bond Index is an index of investment-grade securities issued by the U.S. government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how bond prices of short- and intermediate-term bonds have performed.

The BofA Merrill Lynch 1-3 Year Corporate Index consists of fixed-rate, coupon-bearing corporate bonds with a maturity of one to three years and a rating of BBB/Baa3 and above.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Russell 3000 Index represents the U.S. equity market—it covers about 98% of all investable stocks in the U.S.

The Standard & Poor’s (S&P) Developed BMI Property Net Index is a broad market index of more than 400 companies from 21 countries, and is available for a wide range of regions (including ex-U.S.) as well as by country.

8	Visit our website at www.jennisondryden.com

Strategy and Performance Overview

Conservative Allocation Fund Performance

How did the Fund perform?

The JennisonDryden Conservative Allocation Fund Class A shares gained 7.85% for the 12-month reporting period ended September 30, 2009, which was more than the 6.15% gain of the Fund’s customized benchmark (described on the preceding page) and significantly more than the 2.73% gain of the Lipper Mixed-Asset Target Allocation Moderate Funds Average.

How is the Fund managed?

The Fund seeks higher returns than its customized benchmark by investing in JennisonDryden mutual funds. Ibbotson Associates determines the long-term strategic allocations to the underlying mutual funds primarily by analyzing each fund’s characteristic exposure to different asset classes and investment styles. Quantitative Management Associates LLC (QMA) oversees the day-to-day allocation, taking into consideration current market conditions.

The Fund’s performance can be analyzed in two components:

•	Asset allocation decisions, which are a blend of Ibbotson’s longer-term strategic shifts and QMA’s shorter-term day-to-day management of the Fund.

•	Fund manager’s performance, which is how the underlying JennisonDryden mutual funds performed.

What shifts in asset allocation did Ibbotson recommend during the reporting period?

Ibbotson recommended a 3.0% increase in allocation to smaller cap equities by reducing the Fund’s large-cap exposure. Also, in consultation with QMA, Ibbotson recommended adding the Dryden Total Return Bond Fund to the Fund’s investment lineup. QMA funded a 14.0% target exposure to the Dryden Total Return Bond Fund by reducing the Fund’s exposure to the Dryden Government Income Fund. This change helped to diversify the fixed income portion of the Fund across various sectors of the bond market.

How did asset allocation decisions affect the Fund’s performance?

During the reporting period, the Fund’s performance was ultimately driven by its 40% target exposure to U.S. and international stock markets. Relative to this target, the Fund had a slight overweight exposure to equities, which subtracted from its performance. Separately, bonds outperformed equities for the reporting period, and the Fund’s overall fixed income exposure contributed positively to its total return.

What impact did the underlying mutual funds have on the Fund’s performance?

Active management of the underlying mutual funds had a positive impact on the Fund’s return for the reporting period. A majority of the underlying funds generated positive excess returns relative to their respective benchmark indexes, including the Jennison Value Fund, which outperformed its benchmark index by more than 11%, and the Jennison Natural Resources Fund, which outperformed its benchmark index by nearly 13%.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	9

Your Fund’s Performance

Fund objective

The investment objective of the JennisonDryden Moderate Allocation Fund is capital appreciation and a reasonable level of current income. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.73%; Class B, 2.43%; Class C, 2.43%; Class R, 2.18%; Class Z, 1.43%. Net operating expenses apply to: Class A, 1.63%; Class B, 2.38%; Class C, 2.38%; Class R, 1.88%; Class Z, 1.38%, after contractual reduction through 1/31/2011. These figures include a weighted average of the net operating expenses of the underlying funds in which the Fund invests. Such expenses, annualized, amounted to 0.88% for each share class.

Cumulative Total Returns as of 9/30/09
	One Year	Five Years	Since Inception[1]
Class A	4.60%	23.58%	23.95%
Class B	3.78	18.96	18.84
Class C	3.88	18.96	18.84
Class R	4.33	N/A	–6.50
Class Z	4.84	24.94	25.44
JDAA Moderate Customized Blend[2]	1.95	20.86	**
Russell 1000 Index[3]	–6.14	7.67	***
S&P 500 Index[4]	–6.91	5.18	****
Lipper Average[5]	0.73	14.05	*****

Average Annual Total Returns[6] as of 9/30/09
	One Year	Five Years	Since Inception[1]
Class A	–1.15%	3.15%	2.91%
Class B	–1.17	3.36	3.03
Class C	2.89	3.53	3.18
Class R	4.33	N/A	–2.44
Class Z	4.84	4.55	4.20
JDAA Moderate Customized Blend[2]	1.95	3.86	**
Russell 1000 Index[3]	–6.14	1.49	***
S&P 500 Index[4]	–6.91	1.01	****
Lipper Average[5]	0.73	2.61	*****

10	Visit our website at www.jennisondryden.com

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Sources: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, B, C, and Z, 3/30/04; Class R, 1/12/07. The Since Inception returns for the S&P 500 Index, Russell 1000 Index, JDAA Moderate Customized Blend and Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

2The JennisonDryden Asset Allocation (JDAA) Moderate Customized Blend is a model portfolio consisting of the Russell 3000 Index (45%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE ND) Index (15%), the Barclays Capital U.S. Aggregate Bond Index (20%), the BofA Merrill Lynch 1-3 Year Corporate Index (15%), and the Standard & Poor’s (S&P) Developed BMI Property Net Index (5%). Each component of the JDAA Moderate Customized Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Moderate Customized Blend is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. The JDAA Moderate Customized Blend does not reflect deductions for any sales charges, operating expenses of a mutual fund, or taxes.

3The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index.

4The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

5The Lipper Average represents returns based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Growth Funds category. Funds in the Lipper Average have a primary objective to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock:bond ratio ranges around 60%:40%.

6The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**JDAA Moderate Customized Blend Closest Month-End to Inception cumulative total returns are 20.94% for Class A, Class B, Class C, and Class Z; and –7.80% for Class R. JDAA Moderate Customized Blend Closest Month-End to Inception average annual total returns are 3.52% for Class A, Class B, Class C, and Class Z; and –2.91% for Class R.

***Russell 1000 Index Closest Month-End to Inception cumulative total returns are 7.20% for Class A, Class B, Class C, and Class Z; and –20.08% for Class R. Russell 1000 Index Closest Month-End to Inception average annual total returns are 1.27% for Class A, Class B, Class C, and Class Z; and –7.83% for Class R.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	11

Your Fund’s Performance (continued)

****S&P 500 Index Closest Month-End to Inception cumulative total returns are 4.99% for Class A, Class B, Class C, and Class Z; and –20.72% for Class R. S&P 500 Index Closest Month-End to Inception average annual total returns are 0.89% for Class A, Class B, Class C, and Class Z; and –8.10% for Class R.

*****Lipper Mixed-Asset Closest Month-End to Inception cumulative total returns are 13.64% for Class A, Class B, Class C, and Class Z; and –10.58% for Class R. Lipper Mixed-Asset Closest Month-End to Inception average annual total returns are 2.29% for Class A, Class B, Class C, and Class Z; and –4.04% for Class R.

Investors cannot invest directly in an index. The returns for the JDAA Moderate Customized Blend, Russell 1000 Index, and S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

12	Visit our website at www.jennisondryden.com

Performance Target—JDAA Moderate Customized Blend

The JennisonDryden Moderate Allocation Fund seeks to beat a performance target—the JDAA Moderate Customized Blend—consisting of a weighted average return of five securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2009, and their weightings in the JennisonDryden Moderate Customized Blend. Index returns do not reflect sales charges, a mutual fund’s operating expenses, or taxes, and investors cannot invest directly in an index. The Fund seeks to beat this target by holding positions in specific JennisonDryden mutual funds. In response to market developments, the Fund’s investment adviser may vary its holdings in those funds (within specified ranges). Past performance is not indicative of future results.

Source: Lipper Inc.

The Barclays Capital U.S. Aggregate Bond Index is an index of investment-grade securities issued by the U.S. government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how bond prices of short- and intermediate-term bonds have performed.

The BofA Merrill Lynch 1-3 Year Corporate Index consists of fixed-rate, coupon-bearing corporate bonds with a maturity of one to three years and a rating of BBB/Baa3 and above.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Russell 3000 Index represents the U.S. equity market—it covers about 98% of all investable stocks in the U.S.

The Standard & Poor’s (S&P) Developed BMI Property Net Index is a broad market index of more than 400 companies from 21 countries, and is available for a wide range of regions (including ex-U.S.) as well as by country.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	13

Strategy and Performance Overview

Moderate Allocation Fund Performance

How did the Fund perform?

The JennisonDryden Moderate Allocation Fund Class A shares gained 4.60% for the 12-month reporting period ended September 30, 2009, which was more than the 1.95% gain of the Fund’s customized benchmark index (described on the preceding page) and significantly more than the 0.73% positive return of the Lipper Mixed-Asset Target Allocation Growth Funds Average.

How is the Fund managed?

The Fund seeks higher returns than its customized benchmark by investing in JennisonDryden mutual funds. Ibbotson Associates determines the long-term strategic allocations to the underlying mutual funds primarily by analyzing each fund’s characteristic exposure to different asset classes and investment styles. Quantitative Management Associates LLC (QMA) oversees the day-to-day allocation, taking into consideration current market conditions.

The Fund’s performance can be analyzed in two components:

•	Asset allocation decisions, which are a blend of Ibbotson’s longer-term strategic shifts and QMA’s shorter-term day-to-day management of the Fund.

•	Fund manager’s performance, which is how the underlying JennisonDryden mutual funds performed.

What shifts in asset allocation did Ibbotson recommend during the reporting period?

Ibbotson recommended a 4% increase in allocation to smaller cap equities, a 2% increase in international equities, and a reduction in the Fund’s large-cap exposure in the U.S stock market. Also, in consultation with QMA, Ibbotson recommended adding the Dryden Total Return Bond Fund to the Fund’s investment lineup. QMA funded a 9.0% target exposure to the Dryden Total Return Bond Fund by reducing the Fund’s exposure to the Dryden Government Income Fund and the Dryden High Yield Fund. This change helped to diversify the fixed income portion of the Fund across various sectors of the bond market.

How did asset allocation decisions affect the Fund’s performance?

During the reporting period, the Fund’s performance was ultimately driven by its 65% target exposure to U.S. and international stock markets. Relative to this target, the Fund had a slightly overweight exposure to equities, which subtracted from its performance. Separately, bonds outperformed equities for the reporting period, and the Fund’s overall fixed income exposure contributed positively to its total return.

What impact did the underlying mutual funds have on the Fund’s performance?

Active management of the underlying mutual funds had a positive impact on the Fund’s return for the reporting period. A majority of the underlying funds generated positive excess returns relative to their respective benchmark indexes, including the Jennison Value Fund, which outperformed its benchmark index by more than 11%, and the Jennison Natural Resources Fund, which outperformed its benchmark index by nearly 13.0%

14	Visit our website at www.jennisondryden.com

Your Fund’s Performance

Fund objective

The investment objective of the JennisonDryden Growth Allocation Fund is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 2.28%; Class B, 2.98%; Class C, 2.98%; Class R, 2.73%; Class Z, 1.98%. Net operating expenses apply to: Class A, 1.85%; Class B, 2.60%; Class C, 2.60%; Class R, 2.10%; Class Z, 1.60%, after contractual reduction through 1/31/2011. These figures include a weighted average of the net operating expenses of the underlying funds in which the Fund invests. Such expenses, annualized, amounted to 1.10% for each share class.

Cumulative Total Returns as of 9/30/09
	One Year	Five Years	Since Inception[1]
Class A	0.33%	18.88%	19.00%
Class B	–0.51	14.50	14.27
Class C	–0.42	14.61	14.38
Class R	0.05	N/A	–16.71
Class Z	0.51	20.31	20.67
JDAA Growth Customized Blend[2]	–2.08	17.89	**
Russell 1000 Index[3]	–6.14	7.67	***
S&P 500 Index[4]	–6.91	5.18	****
Lipper Average[5]	–3.38	9.71	*****

Average Annual Total Returns[6] as of 9/30/09
	One Year	Five Years	Since Inception[1]
Class A	–5.19%	2.35%	2.15%
Class B	–5.34	2.56	2.29
Class C	–1.38	2.77	2.47
Class R	0.05	N/A	–6.50
Class Z	0.51	3.77	3.47
JDAA Growth Customized Blend[2]	–2.08	3.35	**
Russell 1000 Index[3]	–6.14	1.49	***
S&P 500 Index[4]	–6.91	1.01	****
Lipper Average[5]	–3.38	1.77	*****

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	15

Your Fund’s Performance (continued)

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Sources: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, B, C, and Z, 3/30/04; Class R, 1/12/07. The Since Inception returns for the S&P 500 Index, Russell 1000 Index, JDAA Growth Customized Blend, and Lipper Multi-Cap Core Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

2The JennisonDryden Asset Allocation (JDAA) Growth Customized Blend is a model portfolio consisting of the Russell 3000 Index (60%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE ND) Index (25%), the Barclays Capital U.S. Aggregate Bond Index (10%), and the Standard & Poor’s (S&P) Developed BMI Property Net Index (5%). Each component of the JDAA Growth Customized Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Growth Customized Blend is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. The JDAA Growth Customized Blend does not reflect deductions for any sales charges, operating expenses of a mutual fund, or taxes.

3The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index.

4The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.

5The Lipper Average represents returns based on the average return of all funds in the Lipper Multi-Cap Core Funds category. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index.

6The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**JDAA Growth Customized Blend Closest Month-End to Inception cumulative total returns are 17.71% for Class A, Class B, Class C, and Class Z; and –16.74% for Class R. JDAA Growth Customized Blend Closest Month-End to Inception average annual total returns are 3.01% for Class A, Class B, Class C, and Class Z; and –6.45% for Class R.

16	Visit our website at www.jennisondryden.com

***Russell 1000 Index Closest Month-End to Inception cumulative total returns are 7.20% for Class A, Class B, Class C, and Class Z; and –20.08% for Class R. Russell 1000 Index Closest Month-End to Inception average annual total returns are 1.27% for Class A, Class B, Class C, and Class Z; and –7.83% for Class R.

****S&P 500 Index Closest Month-End to Inception cumulative total returns are 4.99% for Class A, Class B, Class C, and Class Z; and –20.72% for Class R. S&P 500 Index Closest Month-End to Inception average annual total returns are 0.89% for Class A, Class B, Class C, and Class Z; and –8.10% for Class R.

*****Lipper Multi-Cap Closest Month-End to Inception cumulative total returns are 8.02% for Class A, Class B, Class C, and Class Z; and –17.69% for Class R. Lipper Multi-Cap Closest Month-End to Inception average annual total returns are 1.31% for Class A, Class B, Class C, and Class Z; and –7.02% for Class R.

Investors cannot invest directly in an index. The returns for the JDAA Growth Customized Blend, Russell 1000 Index, and S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	17

Performance Target—JDAA Growth Customized Blend

The JennisonDryden Growth Allocation Fund seeks to exceed a performance target—the JDAA Growth Customized Blend—consisting of a weighted average return of four securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2009, and their weightings in the JennisonDryden Growth Customized Blend. Index returns do not reflect sales charges, a mutual fund’s operating expenses, or taxes, and investors cannot invest directly in an index. The Fund seeks to exceed this target by holding positions in specific JennisonDryden mutual funds. In response to market developments, the Fund’s investment adviser may vary its holdings in those funds (within specified ranges). Past performance is not indicative of future results.

Source: Lipper Inc.

The Barclays Capital U.S. Aggregate Bond Index is an index of investment-grade securities issued by the U.S. government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how bond prices of short- and intermediate-term bonds have performed.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Russell 3000 Index represents the U.S. equity market—it covers about 98% of all investable stocks in the U.S.

The Standard & Poor’s (S&P) Developed BMI Property Net Index is a broad market index of more than 400 companies from 21 countries, and is available for a wide range of regions (including ex-U.S.) as well as by country.

18	Visit our website at www.jennisondryden.com

Strategy and Performance Overview

Growth Allocation Fund Performance

How did the Fund perform?

The JennisonDryden Growth Allocation Fund Class A shares posted a 0.33% positive return for the 12-month reporting period ended September 30, 2009, which was more than the 2.08% decline of the Fund’s customized benchmark (described on the preceding page) and more than the 3.38% decline of the Lipper Multi-Cap Core Funds Average.

How is the Fund managed?

The Fund seeks higher returns than its customized benchmark by investing in JennisonDryden mutual funds. Ibbotson Associates determines the long-term strategic allocations to the underlying mutual funds primarily by analyzing each fund’s characteristic exposure to different asset classes and investment styles. Quantitative Management Associates LLC (QMA) oversees the day-to-day allocation, taking into consideration current market conditions.

The Fund’s performance can be analyzed in two components:

•	Asset allocation decisions, which are a blend of Ibbotson’s longer-term strategic shifts and QMA’s shorter-term day-to-day management of the Fund.

•	Fund manager’s performance, which is how the underlying JennisonDryden mutual funds performed.

What shifts in asset allocation did Ibbotson recommend during the reporting period?

Ibbotson recommended a 4% increase in allocation to smaller cap equities, a 2% increase in international equities, and a reduction in the Fund’s large-cap exposure in the U.S. stock market.

How did asset allocation decisions affect the Fund’s performance?

During the reporting period, the Fund’s performance was ultimately driven by its 90% target exposure to U.S. and international stock markets. Relative to this target, the Fund had a slight overweight exposure to equities, which subtracted from its performance. Separately, bonds outperformed equities for the reporting period, and the Fund’s overall fixed income exposure contributed positively to its total return.

What impact did the underlying mutual funds have on the Fund’s performance?

Active management of the underlying mutual funds had a positive impact on the Fund’s return for the reporting period. A majority of the underlying funds generated positive excess returns relative to each of their respective benchmark indexes, including the Jennison Value Fund, which outperformed its benchmark index by more than 11.0%, and the Jennison Natural Resources Fund, which outperformed its benchmark index by nearly 13.0%.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	19

Fees and Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested on April 1, 2009, at the beginning of the period, and held through the six-month period ended September 30, 2009. These examples are for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the tables on the following pages. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the tables, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense tables. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

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Hypothetical Example for Comparison Purposes

The second line for each share class in the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

JennisonDryden Conservative Allocation Fund		Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,218.50	1.54%	$8.56
	Hypothetical	$1,000.00	$1,017.35	1.54%	$7.79

Class B	Actual	$1,000.00	$1,213.90	2.29%	$12.71
	Hypothetical	$1,000.00	$1,013.59	2.29%	$11.56

Class C	Actual	$1,000.00	$1,215.10	2.29%	$12.72
	Hypothetical	$1,000.00	$1,013.59	2.29%	$11.56

Class R	Actual	$1,000.00	$1,217.80	1.79%	$9.95
	Hypothetical	$1,000.00	$1,016.09	1.79%	$9.05

Class Z	Actual	$1,000.00	$1,220.20	1.29%	$7.18
	Hypothetical	$1,000.00	$1,018.60	1.29%	$6.53

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	21

Fees and Expenses (continued)

JennisonDryden Moderate Allocation Fund		Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,301.60	1.63%	$9.40
	Hypothetical	$1,000.00	$1,016.90	1.63%	$8.24

Class B	Actual	$1,000.00	$1,296.20	2.38%	$13.70
	Hypothetical	$1,000.00	$1,013.14	2.38%	$12.01

Class C	Actual	$1,000.00	$1,296.20	2.38%	$13.70
	Hypothetical	$1,000.00	$1,013.14	2.38%	$12.01

Class R	Actual	$1,000.00	$1,299.50	1.88%	$10.84
	Hypothetical	$1,000.00	$1,015.64	1.88%	$9.50

Class Z	Actual	$1,000.00	$1,302.80	1.38%	$7.97
	Hypothetical	$1,000.00	$1,018.15	1.38%	$6.98

JennisonDryden Growth Allocation Fund		Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,390.70	1.83%	$10.97
	Hypothetical	$1,000.00	$1,015.89	1.83%	$9.25

Class B	Actual	$1,000.00	$1,385.00	2.58%	$15.43
	Hypothetical	$1,000.00	$1,012.13	2.58%	$13.01

Class C	Actual	$1,000.00	$1,384.50	2.58%	$15.42
	Hypothetical	$1,000.00	$1,012.13	2.58%	$13.01

Class R	Actual	$1,000.00	$1,388.60	2.08%	$12.45
	Hypothetical	$1,000.00	$1,014.64	2.08%	$10.50

Class Z	Actual	$1,000.00	$1,393.00	1.58%	$9.48
	Hypothetical	$1,000.00	$1,017.15	1.58%	$7.99

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2009, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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JennisonDryden Conservative Allocation Fund

Portfolio of Investments

as of September 30, 2009

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 98.7%

AFFILIATED REGISTERED INVESTMENT COMPANIES
Dryden Global Real Estate Fund (Class Z)	251,391	$4,072,538
Dryden Government Income Fund, Inc. (Class Z)	1,243,948	11,481,637
Dryden High Yield Fund, Inc. (Class Z)	707,111	3,563,839
Dryden International Equity Fund (Class Z)	899,586	5,361,532
Dryden Large-Cap Core Equity Fund (Class Z)	394,143	3,969,022
Dryden Mid-Cap Value Fund (Class Z)	240,473	2,681,277
Dryden Short-Term Corporate Bond Fund (Class Z)	2,186,995	24,909,868
Dryden Small-Cap Core Equity Fund, Inc. (Class Z)	252,074	3,544,157
Dryden Total Return Bond Fund, Inc. (Class Z)	959,776	12,486,691
Jennison 20/20 Focus Fund (Class Z)(a)	344,655	4,711,439
Jennison Equity Opportunity Fund (Class Z)	153,132	1,780,920
Jennison Growth Fund (Class Z)	115,233	1,767,672
Jennison Mid-Cap Growth Fund, Inc. (Class Z)(a)	121,115	2,697,228
Jennison Natural Resources Fund, Inc. (Class Z)	38,213	1,638,208
Jennison Value Fund (Class Z)	286,793	3,561,970

TOTAL LONG-TERM INVESTMENTS (cost $78,134,635)		88,227,998

SHORT-TERM INVESTMENT 1.1%

AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund - Taxable Money Market Series (cost $1,000,516; Note 3)	1,000,516	1,000,516

TOTAL INVESTMENTS(b) 99.8% (cost $79,135,151; Note 5)		89,228,514
Other assets in excess of liabilities 0.2%		163,632

NET ASSETS 100.0%		$89,392,146

(a)	Non-income producing security.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	23

Portfolio of Investments

as of September 30, 2009 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Registered Investment Companies	$88,227,998	$—	$—
Affiliated Money Market Mutual Fund	1,000,516	—	—

	$89,228,514	$—	$—
Other Financial Instruments*	—	—	—

Total	$89,228,514	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of September 30, 2008 and September 30, 2009, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

See Notes to Financial Statements.

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The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of September 30, 2009 were as follows:

Short-Term Debt	27.9%
Small-Cap Core	18.0
U.S. Government Debt	12.8
Large-Cap Core	9.7
International	6.0
Large/Mid-Cap Growth	5.0
Global Real Estate	4.5
Large-Cap Value	4.0
High Yield	4.0
Small/Mid-Cap Value	3.0
Multi-Cap Value	2.0
Natural Resources	1.8

98.7
Short-Term Investment	1.1
Other assets in excess of liabilities	0.2

100.0%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	25

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JennisonDryden Moderate Allocation Fund

Portfolio of Investments

as of September 30, 2009

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 98.7%

AFFILIATED REGISTERED INVESTMENT COMPANIES
Dryden Global Real Estate Fund (Class Z)	344,235	$5,576,600
Dryden Government Income Fund, Inc. (Class Z)	878,952	8,112,728
Dryden High Yield Fund, Inc. (Class Z)	716,973	3,613,544
Dryden International Equity Fund (Class Z)	2,629,343	15,670,884
Dryden Large-Cap Core Equity Fund (Class Z)	664,445	6,690,962
Dryden Mid-Cap Value Fund (Class Z)	548,072	6,111,002
Dryden Short-Term Corporate Bond Fund (Class Z)	1,582,331	18,022,748
Dryden Small-Cap Core Equity Fund, Inc. (Class Z)	516,366	7,260,111
Dryden Total Return Bond Fund, Inc. (Class Z)	831,565	10,818,661
Jennison 20/20 Focus Fund (Class Z)(a)	740,048	10,116,459
Jennison Equity Opportunity Fund (Class Z)	522,308	6,074,442
Jennison Growth Fund (Class Z)	233,181	3,576,997
Jennison Mid-Cap Growth Fund, Inc. (Class Z)(a)	271,869	6,054,523
Jennison Natural Resources Fund, Inc. (Class Z)	76,962	3,299,373
Jennison Value Fund (Class Z)	682,716	8,479,331

TOTAL LONG-TERM INVESTMENTS (cost $106,759,311)		119,478,365

SHORT-TERM INVESTMENT 1.3%

AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund - Taxable Money Market Series (cost $1,536,431; Note 3)	1,536,431	1,536,431

TOTAL INVESTMENTS(b) 100.0% (cost $108,295,742; Note 5)		121,014,796
Liabilities in excess of other assets		(10,445)

NET ASSETS 100.0%		$121,004,351

(a)	Non-income producing security.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	27

Portfolio of Investments

as of September 30, 2009 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Registered Investment Companies	$119,478,365	—	—
Affiliated Money Market Mutual Fund	1,536,431	—	—

	121,014,796	—	—
Other Financial Instruments*	—	—	—

Total	$121,014,796	—	—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of September 30, 2008 and September 30, 2009, the Fund did not use any significant unobservable inputs (Level 3) in determining the value of investments.

See Notes to Financial Statements.

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The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2009 were as follows:

Short-Term Debt	14.9%
Large-Cap Core	13.9
International	13.0
Multi-Sector Debt	8.9
Large/Mid-Cap Growth	8.0
Large-Cap Value	7.0
U.S. Government Debt	6.7
Small-Cap Core	6.0
Multi-Cap Value	5.0
Small/Mid-Cap Value	5.0
Global Real Estate	4.6
High Yield	3.0
Natural Resources	2.7

98.7
Short-Term Investment	1.3
Liabilities in excess of other assets	— (a)

100.0%

(a)	Less than 0.05%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	29

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JennisonDryden Growth Allocation Fund

Portfolio of Investments

as of September 30, 2009

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.1%

AFFILIATED REGISTERED INVESTMENT COMPANIES
Dryden Global Real Estate Fund (Class Z)	181,657	$2,942,844
Dryden International Equity Fund (Class Z)	2,160,326	12,875,545
Dryden Large-Cap Core Equity Fund (Class Z)	549,502	5,533,480
Dryden Mid-Cap Value Fund (Class Z)	412,210	4,596,147
Dryden Small-Cap Core Equity Fund, Inc. (Class Z)	458,606	6,447,997
Dryden Total Return Bond Fund, Inc. (Class Z)	414,260	5,389,527
Jennison 20/20 Focus Fund (Class Z)(a)	492,323	6,730,052
Jennison Equity Opportunity Fund (Class Z)	276,270	3,213,015
Jennison Growth Fund (Class Z)	168,058	2,578,005
Jennison Mid-Cap Growth Fund, Inc. (Class Z)(a)	204,091	4,545,106
Jennison Natural Resources Fund, Inc. (Class Z)	59,048	2,531,391
Jennison Value Fund (Class Z)	521,262	6,474,068

TOTAL LONG-TERM INVESTMENTS (cost $62,157,916)		63,857,177

SHORT-TERM INVESTMENT 1.1%

AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund - Taxable Money Market Series (cost $693,781; Note 3)	693,781	693,781

TOTAL INVESTMENTS(b) 100.2% (cost $62,851,697; Note 5)		64,550,958
Liabilities in excess of other assets (0.2)%		(97,334)

NET ASSETS 100.0%		$64,453,624

(a)	Non-income producing security.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	31

Portfolio of Investments

as of September 30, 2009 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Registered Investment Companies	$63,857,177	—	—
Affiliated Money Market Mutual Fund	693,781	—	—

	64,550,958	—	—
Other Financial Instruments*	—	—	—

Total	$64,550,958	—	—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of September 30, 2008 and September 30, 2009, the Fund did not use any significant unobservable inputs (Level 3) in determining the value of investments.

See Notes to Financial Statements.

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The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2009 were as follows:

International	20.0%
Large-Cap Core	19.0
Large-Cap Value	10.0
Small-Cap Core	10.0
Multi-Sector Debt	8.4
Small/Mid-Cap Value	7.1
Small/Mid-Cap Growth	7.1
Multi-Cap Value	5.0
Global Real Estate	4.6
Large-Cap Growth	4.0
Sector	3.9

99.1
Short-Term Investment	1.1
Liabilities in excess of other assets	(0.2)

100.0%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	33

JennisonDryden Conservative Allocation Fund

Statement of Assets and Liabilities

as of September 30, 2009

Assets
Affiliated investments, at value (cost $79,135,151)	$89,228,514
Receivable for Fund shares sold	330,360
Dividends receivable	54,936
Prepaid expenses	1,663

Total assets	89,615,473

Liabilities
Accrued expenses	75,013
Payable for Fund shares reacquired	60,646
Distribution fee payable	49,725
Management fee payable	27,186
Affiliated transfer agent fee payable	10,069
Deferred directors’ fees	688

Total liabilities	223,327

Net Assets	$89,392,146

Net assets were comprised of:
Common stock, at par	$8,417
Paid-in capital in excess of par	88,268,905

88,277,322
Undistributed net investment income	291,126
Accumulated net realized loss on investment transactions	(9,269,665)
Net unrealized appreciation on investments	10,093,363

Net assets, September 30, 2009	$89,392,146

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($35,353,496 ÷ 3,322,019 shares of common stock issued and outstanding)	$10.64
Maximum sales charge (5.50% of offering price)	.62

Maximum offering price to public	$11.26

Class B
Net asset value, offering price and redemption price per share ($39,397,725 ÷ 3,715,403 shares of common stock issued and outstanding)	$10.60

Class C
Net asset value, offering price and redemption price per share ($13,762,366 ÷ 1,297,496 shares of common stock issued and outstanding)	$10.61

Class R
Net asset value, offering price and redemption price per share ($13,197 ÷ 1,236 shares of common stock issued and outstanding)	$10.68

Class Z
Net asset value, offering price and redemption price per share ($865,362 ÷ 81,017 shares of common stock issued and outstanding)	$10.68

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	35

JennisonDryden Moderate Allocation Fund

Statement of Assets and Liabilities

as of September 30, 2009

Assets
Affiliated investments, at value (cost $108,295,742)	$121,014,796
Receivable for Fund shares sold	384,704
Dividends receivable	21,129
Prepaid expenses	2,356

Total assets	121,422,985

Liabilities
Payable for Fund shares reacquired	209,191
Accrued expenses	92,074
Distribution fee payable	63,222
Management fee payable	34,704
Affiliated transfer agent fee payable	18,691
Deferred directors’ fees	752

Total liabilities	418,634

Net Assets	$121,004,351

Net assets were comprised of:
Common stock, at par	$11,529
Paid-in capital in excess of par	129,514,418

129,525,947
Undistributed net investment income	385,964
Accumulated net realized loss on investment transactions	(21,626,614)
Net unrealized appreciation on investments	12,719,054

Net assets, September 30, 2009	$121,004,351

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($53,471,125 ÷ 5,076,509 shares of common stock issued and outstanding)	$10.53
Maximum sales charge (5.50% of offering price)	.61

Maximum offering price to public	$11.14

Class B
Net asset value, offering price and redemption price per share ($50,889,795 ÷ 4,862,904 shares of common stock issued and outstanding)	$10.46

Class C
Net asset value, offering price and redemption price per share ($14,767,215 ÷ 1,411,598 shares of common stock issued and outstanding)	$10.46

Class R
Net asset value, offering price and redemption price per share ($2,229 ÷ 212.3 shares of common stock issued and outstanding)	$10.50

Class Z
Net asset value, offering price and redemption price per share ($1,873,987 ÷ 177,738 shares of common stock issued and outstanding)	$10.54

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	37

JennisonDryden Growth Allocation Fund

Statement of Assets and Liabilities

as of September 30, 2009

Assets
Affiliated investments, at value (cost $62,851,697)	$64,550,958
Receivable for Fund shares sold	145,769
Dividends receivable	14,593
Prepaid expenses	1,267

Total assets	64,712,587

Liabilities
Accrued expenses	95,171
Payable for Fund shares reacquired	93,534
Distribution fee payable	35,396
Management fee payable	17,944
Affiliated transfer agent fee payable	16,168
Deferred directors’ fees	750

Total liabilities	258,963

Net Assets	$64,453,624

Net assets were comprised of:
Common stock, at par	$6,063
Paid-in capital in excess of par	74,748,416

74,754,479
Undistributed net investment income	375,510
Accumulated net realized loss on investment transactions	(12,375,626)
Net unrealized appreciation on investments	1,699,261

Net assets, September 30, 2009	$64,453,624

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($26,845,967 ÷ 2,497,562 shares of common stock issued and outstanding)	$10.75
Maximum sales charge (5.50% of offering price)	.63

Maximum offering price to public	$11.38

Class B
Net asset value, offering price and redemption price per share ($29,371,237 ÷ 2,786,198 shares of common stock issued and outstanding)	$10.54

Class C
Net asset value, offering price and redemption price per share ($7,805,997 ÷ 739,791 shares of common stock issued and outstanding)	$10.55

Class R
Net asset value, offering price and redemption price per share ($2,007 ÷ 187.2 shares of common stock issued and outstanding)	$10.72

Class Z
Net asset value, offering price and redemption price per share ($428,416 ÷ 39,644 shares of common stock issued and outstanding)	$10.81

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	39

JennisonDryden Conservative Allocation Fund

Statement of Operations

Year Ended September 30, 2009

Net Investment Income
Income
Affiliated dividend income	$2,146,345

Expenses
Management fee	129,116
Distribution fee—Class A	67,156
Distribution fee—Class B	264,978
Distribution fee—Class C	103,316
Distribution fee—Class R	16
Transfer agent’s fees and expenses (including affiliated expense of $43,000) (Note 3)	66,000
Custodian’s fees and expenses	62,000
Registration fees	56,000
Reports to shareholders	26,000
Audit fee	21,000
Legal fees and expenses	19,000
Directors’ fees	14,000
Insurance	1,000
Miscellaneous	9,283

Total expenses	838,865
Less: Expense subsidy (Note 2)	(80,165)

Net expenses	758,700

Net investment income	1,387,645

Net Realized And Unrealized Gain (Loss) On Affiliated Investments
Net realized loss on investment transactions	(9,068,288)
Net capital gain distributions received	518,895

(8,549,393)
Net change in unrealized appreciation (depreciation) on investments	14,382,352

Net gain on investments	5,832,959

Net Increase In Net Assets Resulting From Operations	$7,220,604

See Notes to Financial Statements.

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JennisonDryden Moderate Allocation Fund

Statement of Operations

Year Ended September 30, 2009

Net Investment Income
Income
Affiliated dividend income	$2,499,433

Expenses
Management fee	191,016
Distribution fee—Class A	108,832
Distribution fee—Class B	379,001
Distribution fee—Class C	123,942
Distribution fee—Class R	9
Transfer agent’s fees and expenses (including affiliated expense of $75,100)(Note 3)	131,000
Registration fees	60,000
Custodian’s fees and expenses	55,000
Reports to shareholders	25,000
Audit fee	21,000
Legal fees and expenses	21,000
Directors’ fees	15,000
Insurance	2,000
Miscellaneous	9,102

Total expenses	1,141,902
Less: Expense subsidy (Note 2)	(52,256)

Net expenses	1,089,646

Net investment income	1,409,787

Net Realized And Unrealized Gain (Loss) On Affiliated Investments
Net realized loss on investment transactions	(21,288,863)
Net capital gain distributions received	1,124,007

(20,164,856)
Net change in unrealized appreciation (depreciation) on investments	23,423,844

Net gain on investments	3,258,988

Net Increase In Net Assets Resulting From Operations	$4,668,775

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	41

JennisonDryden Growth Allocation Fund

Statement of Operations

Year Ended September 30, 2009

Net Investment Income
Income
Affiliated dividend income	$974,493

Expenses
Management fee	102,744
Distribution fee—Class A	53,527
Distribution fee—Class B	232,634
Distribution fee—Class C	63,633
Distribution fee—Class R	8
Transfer agent’s fees and expenses (including affiliated expense of $73,400) (Note 3)	126,000
Custodian’s fees and expenses	60,000
Registration fees	55,000
Reports to shareholders	36,000
Legal fees and expenses	24,000
Audit fee	21,000
Directors’ fees	14,000
Insurance	1,000
Miscellaneous	13,997

Total expenses	803,543
Less: Expense subsidy (Note 2)	(196,729)

Net expenses	606,814

Net investment income	367,679

Net Realized And Unrealized Gain (Loss) On Affiliated Investments
Net realized loss on investment transactions	(12,110,172)
Net capital gain distributions received	741,552

(11,368,620)
Net change in unrealized appreciation on investments	10,806,351

Net loss on investments	(562,269)

Net Decrease In Net Assets Resulting From Operations	$(194,590)

See Notes to Financial Statements.

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JennisonDryden Conservative Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,387,645	$1,008,297
Net realized loss on investment transactions	(9,068,288)	(487,526)
Net capital gain distributions received	518,895	1,037,858
Net change in unrealized appreciation (depreciation) on investments	14,382,352	(7,402,921)

Net increase (decrease) in net assets resulting from operations	7,220,604	(5,844,292)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(676,015)	(758,318)
Class B	(439,651)	(330,993)
Class C	(187,183)	(161,709)
Class R	(49)	(72)
Class Z	(25,029)	(15,659)

	(1,327,927)	(1,266,751)

Distributions from net realized gains
Class A	(400,626)	(322,637)
Class B	(334,561)	(181,593)
Class C	(158,164)	(91,272)
Class R	(32)	(35)
Class Z	(13,712)	(5,535)

	(907,095)	(601,072)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	44,352,526	37,342,492
Net asset value of shares issued in reinvestment of dividends and distributions	2,065,721	1,783,302
Cost of shares reacquired	(20,025,546)	(13,228,208)

Net increase in net assets from Fund share transactions	26,392,701	25,897,586

Total increase	31,378,283	18,185,471

Net Assets
Beginning of year	58,013,863	39,828,392

End of year(a)	$89,392,146	$58,013,863

(a) Includes undistributed net investment income of:	$291,126	$231,042

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	43

JennisonDryden Moderate Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,409,787	$1,253,837
Net realized loss on investment transactions	(21,288,863)	(813,229)
Net capital gain distributions received	1,124,007	3,669,073
Net change in unrealized appreciation (depreciation) on investments	23,423,844	(25,467,095)

Net increase (decrease) in net assets resulting from operations	4,668,775	(21,357,414)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(795,756)	(1,176,934)
Class B	(361,875)	(717,674)
Class C	(131,390)	(270,750)
Class R	(33)	(56)
Class Z	(38,114)	(55,881)

	(1,327,168)	(2,221,295)

Distributions from net realized gains
Class A	(1,434,244)	(1,267,671)
Class B	(1,185,237)	(1,037,365)
Class C	(430,337)	(391,357)
Class R	(61)	(67)
Class Z	(59,233)	(54,669)

	(3,109,112)	(2,751,129)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	34,011,099	49,791,477
Net asset value of shares issued in reinvestment of dividends and distributions	4,266,857	4,748,109
Cost of shares reacquired	(26,978,201)	(21,823,977)

Net increase in net assets from Fund share transactions	11,299,755	32,715,609

Total increase	11,532,250	6,385,771

Net Assets
Beginning of year	109,472,101	103,086,330

End of year(a)	$121,004,351	$109,472,101

(a) Includes undistributed net investment income of:	$385,964	$289,642

See Notes to Financial Statements.

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JennisonDryden Growth Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
Increase (Decrease) In Net Assets
Operations
Net investment income	$367,679	$124,550
Net realized loss on investment transactions	(12,110,172)	(1,271,976)
Net capital gain distributions received	741,552	2,910,701
Net change in unrealized appreciation (depreciation) on investments	10,806,351	(20,662,936)

Net decrease in net assets resulting from operations	(194,590)	(18,899,661)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	—	(582,981)
Class B	—	(446,835)
Class C	—	(134,941)
Class R	—	(44)
Class Z	—	(9,676)

	—	(1,174,477)

Distributions from net realized gains
Class A	(580,165)	(564,519)
Class B	(630,895)	(622,569)
Class C	(179,866)	(188,012)
Class R	(44)	(53)
Class Z	(9,080)	(8,492)

	(1,400,050)	(1,383,645)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	13,222,314	31,212,084
Net asset value of shares issued in reinvestment of dividends and distributions	1,358,664	2,478,962
Cost of shares reacquired	(11,943,906)	(13,273,961)

Net increase in net assets from Fund share transactions	2,637,072	20,417,085

Total increase (decrease)	1,042,432	(1,040,698)

Net Assets
Beginning of year	63,411,192	64,451,890

End of year(a)	$64,453,624	$63,411,192

(a) Includes undstributed net investment income of:	$375,510	—

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	45

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company was incorporated in Maryland on August 10, 1995 and consists of six series (“Fund” or “Funds”): Jennison Equity Opportunity Fund, Jennison Growth Fund, and Dryden Asset Allocation Fund (formerly Dryden Active Allocation Fund) which are diversified funds and JennisonDryden Conservative Allocation Fund (“Conservative Allocation Fund”), JennisonDryden Moderate Allocation Fund (“Moderate Allocation Fund”) and JennisonDryden Growth Allocation Fund (“Growth Allocation Fund”) which are non-diversified. These financial statements relate to the Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund (collectively referred to as “Asset Allocation Funds”).

The Conservative Allocation Fund’s investment objective is current income and a reasonable level of capital appreciation. The Moderate Allocation Fund’s investment objective is capital appreciation and a reasonable level of current income. The Growth Allocation Fund’s investment objective is long-term capital appreciation. Each Asset Allocation Fund seeks to achieve its objective by investing in a combination of mutual funds in the JennisonDryden mutual fund family (each, an underlying fund). Each Fund in the Asset Allocation Funds is typically referred to as a “Fund of Funds” because it invests in other mutual funds. The Asset Allocation Funds may also invest directly in U.S. Government securities and money market instruments for cash management purposes or when assuming a defensive position.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Asset Allocation Funds in the preparation of their financial statements.

Securities Valuation: Investments in the underlying funds are valued at the closing net asset value per share of each underlying fund as reported on each business day. Short-term debt investments maturing within sixty days or less are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at current market value.

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Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses on the underlying funds are reflected in the net asset values of those funds.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends will typically be distributed quarterly by the Conservative Allocation Fund and annually by the Moderate Allocation Fund and the Growth Allocation Fund. Each Asset Allocation Fund declares and pays its net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Company is treated as a separate taxpaying entity. It is each of the Asset Allocation Funds’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Asset Allocation Funds with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Asset

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	47

Notes to Financial Statements

continued

Allocation Funds. In connection therewith, QMA is obligated to keep certain books and records of the Asset Allocation Funds. PI pays for the services of QMA, the compensation of officers of the Asset Allocation Funds, occupancy and certain clerical and bookkeeping costs of the Asset Allocation Funds. The Asset Allocation Funds bear all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .20 of 1% of each of the Asset Allocation Funds’ daily average net assets.

The Asset Allocation Funds have a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Asset Allocation Funds. The Asset Allocation Funds compensate PIMS for distributing and servicing the Asset Allocation Funds’ Class A, B, C and R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Asset Allocation Funds.

Pursuant to the Class A, B, C and R Plans, the Asset Allocation Funds compensate PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares and .50 of 1% of the average daily net assets of the Class R shares.

PI has contractually agreed to limit the net annual operating expenses (exclusive of taxes, interest, brokerage commissions, non-routine expenses, distribution and service (12b-1) fees and underlying fund fees and expenses) of each class of shares of the Asset Allocation Funds to .50 of 1% of each Asset Allocation Funds’ average daily net assets.

PIMS has advised the Asset Allocation Funds of its receipt of front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2009. These amounts were as follows:

Fund	Class A
Conservative Allocation Fund	$173,852
Moderate Allocation Fund	255,002
Growth Allocation Fund	168,281

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From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Asset Allocation Funds of its receipt of contingent deferred sales charges imposed upon certain redemptions by certain Class A, Class B and Class C shareholders for the year ended September 30, 2009. These amounts were as follows:

Fund	Class A	Class B	Class C
Conservative Allocation Fund	$—	$247,508	$7,794
Moderate Allocation Fund	586	252,804	5,247
Growth Allocation Fund	—	127,505	931

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Asset Allocation Funds, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009 , the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .15 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 20, 2010. For the period from October 24, 2008 through October 21, 2009, the Funds paid a commitment fee of .13 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Asset Allocation Funds did not utilize the line of credit during the year ended September 30, 2009.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out of pocket expenses paid to non-affiliates, where applicable.

The Asset Allocation Funds pay networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of First Clearing, LLC (“First Clearing”) and Wells Fargo Advisors, LLC (“Wells Fargo”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended September 30, 2009, the Conservative

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	49

Notes to Financial Statements

continued

Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund incurred approximately $24,000, $38,000 and $31,100, respectively, in total networking fees, of which approximately $17,200, $30,500 and $25,200, respectively, was paid to First Clearing. The Growth Allocation Fund also paid $100 to Wells Fargo during the year ended September 30, 2009. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Asset Allocation Funds invest in the Taxable Money Market Series (the “Portfolio”), a Portfolio of the Dryden Core Investment Fund. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Portfolio is disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities other than short-term investments, for the year ended September 30, 2009 were as follows:

Fund	Purchases	Sales
Conservative Allocation Fund	$70,556,770	$44,756,643
Moderate Allocation Fund	77,639,750	69,121,694
Growth Allocation Fund	26,353,545	24,181,299

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized gain (loss) on investment transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain (loss) on investment transactions. For the year ended September 30, 2009, the adjustments were as follows:

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Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain/ (Loss)
Conservative Allocation Fund(a)(b)	$366	$(366)
Moderate Allocation Fund(a)(b)	13,703	(13,703)
Growth Allocation Fund(a)(b)	8,578	(8,578)

(a)	Reclassification of short-term capital gain from underlying funds to ordinary income.
(b)	Reclassification of distributions.

For the year ended September 30, 2009, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains
Conservative Allocation Fund	$1,334,577	$900,445
Moderate Allocation Fund	1,330,152	3,106,128
Growth Allocation Fund	—	1,400,050

For the year ended September 30, 2008, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains
Conservative Allocation Fund	$1,679,933	$187,890
Moderate Allocation Fund	3,650,010	1,322,414
Growth Allocation Fund	1,556,045	1,002,007

As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Conservative Allocation Fund	$291,814	$—
Moderate Allocation Fund	386,716	—
Growth Allocation Fund	376,259	—

For federal income tax purposes the following Funds elected to treat post-October losses incurred in the period October 1, 2008 through October 31, 2008 has having been incurred in the following fiscal year (September 30, 2010). Certain Funds had capital loss carryforwards as of September 30, 2009. Accordingly, no capital gain distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforwards. The approximate amounts were as follows:

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	51

Notes to Financial Statements

continued

Fund	Post-October Capital Losses	Capital Loss Carryforward
Conservative Allocation Fund	$2,399,000	$100,000	(a)
Moderate Allocation Fund	9,021,000	645,000	(a)
Growth Allocation Fund	6,675,000	682,000	(a)

(a)	Expiring in 2017.

The United States federal income tax basis and net unrealized appreciation/(depreciation) of the Funds’ investments as of September 30, 2009 were as follows:

Fund	Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
Conservative Allocation Fund	$85,906,360	$4,326,676	$(1,004,522)	$3,322,154
Moderate Allocation Fund	120,256,351	4,656,832	(3,898,387)	758,445
Growth Allocation Fund	67,870,321	1,604,279	(4,923,642)	(3,319,363)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Management has analyzed the Company’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2009, no provision for income tax would be required in the Asset Allocation Funds’ financial statements. The Company’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Company offers Class A, Class B, Class C, Class R and Class Z shares. There are 6.25 billion shares of $.001 par value of common stock of the Company authorized which are divided into six series and five classes, designated Class A, Class B, Class C, Class R and Class Z. Each class of par value shares represents an interest in the same assets of the Company and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or services fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement

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and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class R and Class Z shares are offered exclusively for sale to a limited group of investors. As of September 30, 2009, Prudential owned 229, 212, and 187 shares of Class R shares of the Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund, respectively.

Transactions in shares of common stock were as follows:

Conservative Allocation Fund:

Class A	Shares	Amount
Year ended September 30, 2009:
Shares sold	1,285,322	$12,405,641
Shares issued in reinvestment of dividends and distributions	115,074	1,029,410
Shares reacquired	(832,219)	(7,677,803)

Net increase (decrease) in shares outstanding before conversion	568,177	5,757,248
Shares issued upon conversion from Class B	56,431	528,481

Net increase (decrease) in shares outstanding	624,608	$6,285,729

Year ended September 30, 2008:
Shares sold	1,446,474	$16,377,328
Shares issued in reinvestment of dividends and distributions	90,759	1,040,310
Shares reacquired	(664,479)	(7,420,232)

Net increase (decrease) in shares outstanding before conversion	872,754	9,997,406
Shares issued upon conversion from Class B	88,290	993,594

Net increase (decrease) in shares outstanding	961,044	$10,991,000

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	53

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended September 30, 2009:
Shares sold	2,640,272	$24,574,109
Shares issued in reinvestment of dividends and distributions	84,017	748,734
Shares reacquired	(940,844)	(8,650,479)

Net increase (decrease) in shares outstanding before conversion	1,783,445	16,672,364
Shares reacquired upon conversion into Class A	(56,610)	(528,481)

Net increase (decrease) in shares outstanding	1,726,835	$16,143,883

Year ended September 30, 2008:
Shares sold	1,251,118	$13,893,433
Shares issued in reinvestment of dividends and distributions	42,849	491,275
Shares reacquired	(313,455)	(3,493,881)

Net increase (decrease) in shares outstanding before conversion	980,512	10,890,827
Shares reacquired upon conversion into Class A	(88,527)	(993,594)

Net increase (decrease) in shares outstanding	891,985	$9,897,233

Class C
Year ended September 30, 2009:
Shares sold	761,101	$7,154,328
Shares issued in reinvestment of dividends and distributions	28,348	252,035
Shares reacquired	(358,702)	(3,278,341)

Net increase (decrease) in shares outstanding	430,747	$4,128,022

Year ended September 30, 2008:
Shares sold	550,288	$6,142,787
Shares issued in reinvestment of dividends and distributions	20,137	230,853
Shares reacquired	(190,064)	(2,130,856)

Net increase (decrease) in shares outstanding	380,361	$4,242,784

Class R
Year ended September 30, 2009:
Shares sold	1,007	$10,444
Shares issued in reinvestment of dividends and distributions	8	72
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	1,015	$10,516

Year ended September 30, 2008:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	—	$—

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Class Z	Shares	Amount
Year ended September 30, 2009:
Shares sold	23,607	$208,004
Shares issued in reinvestment of dividends and distributions	3,951	35,470
Shares reacquired	(45,493)	(418,923)

Net increase (decrease) in shares outstanding	(17,935)	$(175,449)

Year ended September 30, 2008:
Shares sold	85,489	$928,944
Shares issued in reinvestment of dividends and distributions	1,820	20,864
Shares reacquired	(16,565)	(183,239)

Net increase (decrease) in shares outstanding	70,744	$766,569

Moderate Allocation Fund:

Class A
Year ended September 30, 2009:
Shares sold	1,210,432	$11,048,323
Shares issued in reinvestment of dividends and distributions	265,902	2,172,418
Shares reacquired	(1,369,087)	(12,040,416)

Net increase (decrease) in shares outstanding before conversion	107,247	1,180,325
Shares issued upon conversion from Class B	102,444	888,159

Net increase (decrease) in shares outstanding	209,691	$2,068,484

Year ended September 30, 2008:
Shares sold	1,838,062	$22,696,461
Shares issued in reinvestment of dividends and distributions	186,853	2,361,824
Shares reacquired	(771,216)	(9,297,913)

Net increase (decrease) in shares outstanding before conversion	1,253,699	15,760,372
Shares issued upon conversion from Class B	116,938	1,433,251

Net increase (decrease) in shares outstanding	1,370,637	$17,193,623

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	55

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended September 30, 2009:
Shares sold	2,139,167	$19,146,508
Shares issued in reinvestment of dividends and distributions	186,745	1,523,837
Shares reacquired	(1,180,710)	(10,345,032)

Net increase (decrease) in shares outstanding before conversion	1,145,202	10,325,313
Shares reacquired upon conversion into Class A	(102,959)	(888,159)

Net increase (decrease) in shares outstanding	1,042,243	$9,437,154

Year ended September 30, 2008:
Shares sold	1,470,558	$17,677,537
Shares issued in reinvestment of dividends and distributions	136,163	1,717,014
Shares reacquired	(686,244)	(8,236,826)

Net increase (decrease) in shares outstanding before conversion	920,477	11,157,725
Shares reacquired upon conversion into Class A	(117,660)	(1,433,251)

Net increase (decrease) in shares outstanding	802,817	$9,724,474

Class C
Year ended September 30, 2009:
Shares sold	382,491	$3,455,668
Shares issued in reinvestment of dividends and distributions	59,057	481,904
Shares reacquired	(453,184)	(3,829,543)

Net increase (decrease) in shares outstanding	(11,636)	$108,029

Year ended September 30, 2008:
Shares sold	631,151	$7,768,414
Shares issued in reinvestment of dividends and distributions	44,343	558,721
Shares reacquired	(277,929)	(3,298,671)

Net increase (decrease) in shares outstanding	397,565	$5,028,464

Class R
Year ended September 30, 2009:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	11.5	94
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	11.5	$94

Year ended September 30, 2008:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	—	$—

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Class Z	Shares	Amount
Year ended September 30, 2009:
Shares sold	39,641	$360,600
Shares issued in reinvestment of dividends and distributions	10,858	88,604
Shares reacquired	(87,477)	(763,210)

Net increase (decrease) in shares outstanding	(36,978)	$(314,006)

Year ended September 30, 2008:
Shares sold	135,100	$1,649,065
Shares issued in reinvestment of dividends and distributions	8,746	110,550
Shares reacquired	(85,719)	(990,567)

Net increase (decrease) in shares outstanding	58,127	$769,048

Growth Allocation Fund:

Class A
Year ended September 30, 2009:
Shares sold	598,788	$5,260,325
Shares issued in reinvestment of dividends and distributions	71,570	571,125
Shares reacquired	(618,291)	(5,368,149)

Net increase (decrease) in shares outstanding before conversion	52,067	463,301
Shares issued upon conversion from Class B	46,002	407,540

Net increase (decrease) in shares outstanding	98,069	$870,841

Year ended September 30, 2008:
Shares sold	986,097	$13,430,182
Shares issued in reinvestment of dividends and distributions	79,779	1,124,892
Shares reacquired	(440,772)	(5,779,772)

Net increase (decrease) in shares outstanding before conversion	625,104	8,775,302
Shares issued upon conversion from Class B	48,701	633,461

Net increase (decrease) in shares outstanding	673,805	$9,408,763

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	57

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended September 30, 2009:
Shares sold	731,098	$6,361,233
Shares issued in reinvestment of dividends and distributions	79,020	622,679
Shares reacquired	(572,357)	(4,868,467)

Net increase (decrease) in shares outstanding before conversion	237,761	2,115,445
Shares reacquired upon conversion into Class A	(46,748)	(407,540)

Net increase (decrease) in shares outstanding	191,013	$1,707,905

Year ended September 30, 2008:
Shares sold	1,035,431	$13,814,707
Shares issued in reinvestment of dividends and distributions	74,823	1,049,014
Shares reacquired	(420,389)	(5,458,228)

Net increase (decrease) in shares outstanding before conversion	689,865	9,405,493
Shares reacquired upon conversion into Class A	(49,147)	(633,461)

Net increase (decrease) in shares outstanding	640,718	$8,772,032

Class C
Year ended September 30, 2009:
Shares sold	178,063	$1,567,305
Shares issued in reinvestment of dividends and distributions	19,987	157,496
Shares reacquired	(202,630)	(1,672,030)

Net increase (decrease) in shares outstanding	(4,580)	$52,771

Year ended September 30, 2008:
Shares sold	278,170	$3,721,843
Shares issued in reinvestment of dividends and distributions	20,511	287,347
Shares reacquired	(146,870)	(1,937,392)

Net increase (decrease) in shares outstanding	151,811	$2,071,798

Class R
Year ended September 30, 2009:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	5.50	44
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	5.50	$44

Year ended September 30, 2008:
Shares sold	—	$—
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	—	$—

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Class Z	Shares	Amount
Year ended September 30, 2009:
Shares sold	3,396	$33,451
Shares issued in reinvestment of dividends and distributions	914	7,320
Shares reacquired	(4,194)	(35,260)

Net increase (decrease) in shares outstanding	116	$5,511

Year ended September 30, 2008:
Shares sold	18,150	$245,352
Shares issued in reinvestment of dividends and distributions	1,255	17,709
Shares reacquired	(7,673)	(98,569)

Net increase (decrease) in shares outstanding	11,732	$164,492

Note 7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through November 23, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	59

JennisonDryden Conservative Allocation Fund

Financial Highlights

Class A
Year Ended September 30, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.28

Income (loss) from investment operations:
Net investment income	.24
Net realized and unrealized gain (loss) on investment transactions	.51

Total from investment operations	.75

Less Dividends and Distributions:
Dividends from net investment income	(.24)
Distributions from net realized gains	(.15)

Total dividends and distributions	(.39)

Net asset value, end of year	$10.64

Total Return(b):	8.06%
Ratios/Supplemental Data:
Net assets, end of year (000)	$35,354
Average net assets (000)	$26,869
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	.75%
Expenses, excluding distribution and service (12b-1) fees	.50%
Net investment income	2.62%
Portfolio turnover rate	69%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .87%, 1.00%, 1.33%, 1.08% and 1.20% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. The expense ratios excluding distribution and services (12b-1) fees would have been .62%, .75%, 1.08%, .83% and .95% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. The net investment income ratios would have been 2.50%, 2.13%, 1.82%, 1.95% and 1.49% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. Does not include expenses of the investment companies in which the Fund invests.
(d)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

60	Visit our website at www.jennisondryden.com

Class A
Year Ended September 30,
2008(a)	2007(a)	2006	2005(a)

$11.91	$11.21	$10.78	$10.01

.27	.28	.25	.20
(1.38)	.81	.46	.78

(1.11)	1.09	.71	.98

(.36)	(.27)	(.24)	(.21)
(.16)	(.12)	(.04)	—

(.52)	(.39)	(.28)	(.21)

$10.28	$11.91	$11.21	$10.78

(9.75)%	9.89%	6.71%	9.92%

$27,730	$20,683	$11,278	$5,929
$26,310	$16,051	$8,611	$4,136

.75%	.76%	.77%	.75%
.50%	.51%	.52%	.50%
2.38%	2.39%	2.26%	1.89%
24%	22%	18%	11%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	61

JennisonDryden Conservative Allocation Fund

Financial Highlights

continued

Class B
Year Ended September 30, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.25

Income (loss) from investment operations:
Net investment income	.16
Net realized and unrealized gain (loss) on investment transactions	.52

Total from investment operations	.68

Less Dividends and Distributions:
Dividends from net investment income	(.18)
Distributions from net realized gains	(.15)

Total dividends and distributions	(.33)

Net asset value, end of year	$10.60

Total Return(b):	7.21%
Ratios/Supplemental Data:
Net assets, end of year (000)	$39,398
Average net assets (000)	$26,506
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.50%
Expenses, excluding distribution and service (12b-1) fees	.50%
Net investment income	1.75%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.62%, 1.75%, 2.08%, 1.83% and 1.95% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. The expense ratios excluding distribution and services (12b-1) fees would have been .62%, .75%, 1.08%, .83% and .95% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. The net investment income ratios would have been 1.63%, 1.36%, 1.10%, 1.21% and .71% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

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Class B
Year Ended September 30,
2008(a)	2007(a)	2006	2005(a)

$11.88	$11.18	$10.75	$9.97

.18	.19	.16	.12
(1.37)	.81	.47	.78

(1.19)	1.00	.63	.90

(.28)	(.18)	(.16)	(.12)
(.16)	(.12)	(.04)	—

(.44)	(.30)	(.20)	(.12)

$10.25	$11.88	$11.18	$10.75

(10.42)%	9.09%	5.91%	9.11%

$20,376	$13,027	$9,950	$8,241
$15,543	$11,421	$9,007	$7,032

1.50%	1.51%	1.52%	1.50%
.50%	.51%	.52%	.50%
1.61%	1.67%	1.52%	1.18%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	63

JennisonDryden Conservative Allocation Fund

Financial Highlights

continued

Class C
Year Ended September 30, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.25

Income (loss) from investment operations:
Net investment income	.18
Net realized and unrealized gain (loss) on investment transactions	.51

Total from investment operations	.69

Less Dividends and Distributions:
Dividends from net investment income	(.18)
Distributions from net realized gains	(.15)

Total dividends and distributions	(.33)

Net asset value, end of year	$10.61

Total Return(b):	7.31%
Ratios/Supplemental Data:
Net assets, end of year (000)	$13,762
Average net assets (000)	$10,334
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.50%
Expenses, excluding distribution and service (12b-1) fees	.50%
Net investment income	1.88%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.62%, 1.75%, 2.08%, 1.83% and 1.95% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. The expense ratios excluding distribution and services (12b-1) fees would have been .62%, .75%, 1.08%, .83% and .95% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. The net investment income ratios would have been 1.76%, 1.37%, 1.08%, 1.21% and .69% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

64	Visit our website at www.jennisondryden.com

Class C
Year Ended September 30,
2008(a)	2007(a)	2006	2005(a)

$11.88	$11.18	$10.75	$9.97

.18	.19	.16	.12
(1.37)	.81	.47	.78

(1.19)	1.00	.63	.90

(.28)	(.18)	(.16)	(.12)
(.16)	(.12)	(.04)	—

(.44)	(.30)	(.20)	(.12)

$10.25	$11.88	$11.18	$10.75

(10.42)%	9.09%	5.91%	9.11%

$8,884	$5,779	$2,955	$1,879
$7,240	$4,039	$2,093	$1,737

1.50%	1.51%	1.52%	1.50%
.50%	.51%	.52%	.50%
1.62%	1.65%	1.53%	1.17%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	65

JennisonDryden Conservative Allocation Fund

Financial Highlights

continued

	Class R
	Year Ended September 30,		January 12, 2007(b) through September 30, 2007(a)
	2009(a)	2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.31	$11.91	$11.33

Income (loss) from investment operations:
Net investment income	.18	.32	.16
Net realized and unrealized gain (loss) on investment transactions	.56	(1.43)	.50

Total from investment operations	.74	(1.11)	.66

Less Dividends and Distributions:
Dividends from net investment income	(.22)	(.33)	(.08)
Distributions from net realized gains	(.15)	(.16)	—

Total dividends and distributions	(.37)	(.49)	(.08)

Net asset value, end of period	$10.68	$10.31	$11.91

Total Return(c):	7.86%	(9.75)%	5.86%
Ratios/Supplemental Data:
Net assets, end of period (000)	$13	$2	$3
Average net assets (000)	$3	$3	$3
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.00%	1.00%	1.01	%(f)
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%	.51	%(f)
Net investment income	2.17%	2.12%	1.90	%(f)

(a)	Calculated based upon average shares outstanding during the period.
(b)	Inception date of Class R shares.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.12%, 1.25% and 1.58% for the years ended September 30, 2009 and 2008 and the period ended September 30, 2007, respectively. The expense ratios excluding distribution and services (12b-1) fees would have been .62%, .75% and 1.08% for the years ended September 30, 2009 and 2008 and the period ended September 30, 2007, respectively. The net investment income ratios would have been 2.05%, 1.87% and 1.33% for the years ended September 30, 2009 and 2008 and the period ended September 30, 2007, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(f)	Annualized.

See Notes to Financial Statements.

66	Visit our website at www.jennisondryden.com

This Page Intentionally Left Blank

JennisonDryden Conservative Allocation Fund

Financial Highlights

continued

Class Z
Year Ended September 30, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.32

Income (loss) from investment operations:
Net investment income	.27
Net realized and unrealized gain (loss) on investment transactions	.51

Total from investment operations	.78

Less Dividends and Distributions:
Dividends from net investment income	(.27)
Distributions from net realized gains	(.15)

Total dividends and distributions	(.42)

Net asset value, end of year	$10.68

Total Return(b):	8.31%
Ratios/Supplemental Data:
Net assets, end of year (000)	$865
Average net assets (000)	$863
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.50%
Expenses, excluding distribution and service (12b-1) fees	.50%
Net investment income	2.91%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .62%, .75%, 1.08%, .83% and .95% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. The expense ratios excluding distribution and services (12b-1) fees would have been .62%, .75%, 1.08%, .83% and .95% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. The net investment income ratios would have been 2.79%, 2.28%, 2.02%, 2.29% and 1.63% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

68	Visit our website at www.jennisondryden.com

Class Z
Year Ended September 30,
2008(a)	2007(a)	2006	2005(a)

$11.95	$11.25	$10.80	$10.03

.27	.30	.27	.24
(1.36)	.82	.49	.77

(1.09)	1.12	.76	1.01

(.38)	(.30)	(.27)	(.24)
(.16)	(.12)	(.04)	—

(.54)	(.42)	(.31)	(.24)

$10.32	$11.95	$11.25	$10.80

(9.51)%	10.14%	7.05%	10.18%

$1,021	$337	$129	$42
$579	$196	$50	$311

.50%	.51%	.52%	.50%
.50%	.51%	.52%	.50%
2.53%	2.59%	2.60%	2.27%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	69

JennisonDryden Moderate Allocation Fund

Financial Highlights

	Class A
	Year Ended September 30, 2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.64

Income (loss) from investment operations:
Net investment income	.17
Net realized and unrealized gain (loss) on investment transactions	.19

Total from investment operations	.36

Less Dividends and Distributions:
Dividends from net investment income	(.17)
Distributions from net realized gains	(.30)

Total dividends and distributions	(.47)

Net asset value, end of year	$10.53

Total Return(b):	4.70%
Ratios/Supplemental Data:
Net assets, end of year (000)	$53,471
Average net assets (000)	$43,547
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	.75	%(e)
Expenses, excluding distribution and service (12b-1) fees	.50	%(e)
Net investment income	1.88	%(e)
Portfolio turnover rate	71%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(e)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .80%, .87%, .79% and .88% for the years ended September 30, 2009, 2007, 2006 and 2005, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .55%, .62%, .54% and .63% for the years ended September 30, 2009, 2007, 2006, and 2005, respectively. The net investment income ratios would have been 1.83%, 1.25%, 1.06% and .95% for the years ended September 30, 2009, 2007, 2006 and 2005, respectively.

See Notes to Financial Statements.

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Class A
Year Ended September 30,
2008(a)	2007		2006		2005

$13.44	$12.18		$11.34		$10.03

.18	.18		.14		.13
(2.34)	1.45		.85		1.34

(2.16)	1.63		.99		1.47

(.31)	(.21)		(.11)		(.16)
(.33)	(.16)		(.04)		—

(.64)	(.37)		(.15)		(.16)

$10.64	$13.44		$12.18		$11.34

(16.80)%	13.60%		8.91%		14.77%

$51,802	$46,978		$30,263		$19,532
$52,040	$37,930		$24,284		$14,172

.75%	.76	%(e)	.76	%(e)	.75	%(e)
.50%	.51	%(e)	.51	%(e)	.50	%(e)
1.49%	1.36	%(e)	1.09	%(e)	1.08	%(e)
23%	21%		10%		5%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	71

JennisonDryden Moderate Allocation Fund

Financial Highlights

continued

	Class B
	Year Ended September 30, 2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.56

Income (loss) from investment operations:
Net investment income	.10
Net realized and unrealized gain (loss) on investment transactions	.19

Total from investment operations	.29

Less Dividends and Distributions:
Dividends from net investment income	(.09)
Distributions from net realized gains	(.30)

Total dividends and distributions	(.39)

Net asset value, end of year	$10.46

Total Return(b):	3.88%
Ratios/Supplemental Data:
Net assets, end of year (000)	$50,890
Average net assets (000)	$37,913
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.50	%(d)
Expenses, excluding distribution and service (12b-1) fees	.50	%(d)
Net investment income	1.07	%(d)

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.55%, 1.62%, 1.54% and 1.63% for the years ended September 30, 2009, 2007, 2006 and 2005, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .55%, .62%, .54% and .63% for the years ended September 30, 2009, 2007, 2006 and 2005, respectively. The net investment income ratios would have been 1.02%, .53%, .32% and .20% for the years ended September 30, 2009, 2007, 2006 and 2005, respectively.

See Notes to Financial Statements.

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Class B
Year Ended September 30,
2008(a)	2007		2006		2005

$13.36	$12.13		$11.34		$9.99

.09	.09		.05		.04
(2.33)	1.43		.85		1.35

(2.24)	1.52		.90		1.39

(.23)	(.13)		(.07)		(.04)
(.33)	(.16)		(.04)		—

(.56)	(.29)		(.11)		(.04)

$10.56	$13.36		$12.13		$11.34

(17.42)%	12.69%		8.17%		13.95%

$40,355	$40,308		$31,077		$24,146
$41,167	$35,794		$27,760		$19,913

1.50%	1.51	%(d)	1.51	%(d)	1.50	%(d)
.50%	.51	%(d)	.51	%(d)	.50	%(d)
.77%	.64	%(d)	.35	%(d)	.33	%(d)

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	73

JennisonDryden Moderate Allocation Fund

Financial Highlights

continued

	Class C
	Year Ended September 30, 2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.56

Income (loss) from investment operations:
Net investment income	.10
Net realized and unrealized gain (loss) on investment transactions	.19

Total from investment operations	.29

Less Dividends and Distributions:
Dividends from net investment income	(.09)
Distributions from net realized gains	(.30)

Total dividends and distributions	(.39)

Net asset value, end of year	$10.46

Total Return(b):	3.88%
Ratios/Supplemental Data:
Net assets, end of year (000)	$14,767
Average net assets (000)	$12,398
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.50	%(d)
Expenses, excluding distribution and service (12b-1) fees	.50	%(d)
Net investment income	1.18	%(d)

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.55%, 1.62%, 1.54% and 1.63% for the years ended September 30, 2009, 2007, 2006 and 2005, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .55%, .62%, .54% and .63% for the years ended September 30, 2009, 2007, 2006 and 2005, respectively. The net investment income ratios would have been 1.13%, .50%, .30% and .21% for the years ended September 30, 2009, 2007, 2006 and 2005, respectively.

See Notes to Financial Statements.

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Class C
Year Ended September 30,
2008(a)	2007		2006		2005

$13.35	$12.12		$11.34		$9.99

.09	.09		.05		.04
(2.32)	1.43		.84		1.35

(2.23)	1.52		.89		1.39

(.23)	(.13)		(.07)		(.04)
(.33)	(.16)		(.04)		—

(.56)	(.29)		(.11)		(.04)

$10.56	$13.35		$12.12		$11.34

(17.35)%	12.70%		7.80%		14.05%

$15,024	$13,690		$8,509		$4,989
$15,886	$11,212		$6,768		$4,321

1.50%	1.51	%(d)	1.51	%(d)	1.50	%(d)
.50%	.51	%(d)	.51	%(d)	.50	%(d)
.74%	.61	%(d)	.33	%(d)	.35	%(d)

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	75

JennisonDryden Moderate Allocation Fund

Financial Highlights

continued

	Class R
	Year Ended September 30,			January 12, 2007(a) through September 30, 2007
	2009		2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.63		$13.42	$12.45

Income (loss) from investment operations:
Net investment income	.14		.17	.07
Net realized and unrealized gain (loss) on investment transactions	.19		(2.35)	.90

Total from investment operations	.33		(2.18)	.97

Less Dividends and Distributions:
Dividends from net investment income	(.16)		(.28)	—
Distributions from net realized gains	(.30)		(.33)	—

Total dividends and distributions	(.46)		(.61)	—

Net asset value, end of period	$10.50		$10.63	$13.42

Total Return(c):	4.43%		(16.93)%	7.79%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2		$2	$3
Average net assets (000)	$2		$2	$3
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.00	%(f)	1.00%	1.01	%(f)(g)
Expenses, excluding distribution and service (12b-1) fees	.50	%(f)	.50%	.51	%(f)(g)
Net investment income	1.59	%(f)	1.41%	.73	%(f)(g)

(a)	Inception date of Class R shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(f)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.05% for the year ended September 30, 2009 and 1.12% for the period ended September 30, 2007. The expense ratios excluding distribution and service (12b-1) fees would been .55% for the year ended September 30, 2009 and .62% for the period ended September 30, 2007. The net investment income ratios would have been 1.54% for the year ended September 30, 2009 and .67% for the period ended September 30, 2007.
(g)	Annualized.

See Notes to Financial Statements.

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JennisonDryden Moderate Allocation Fund

Financial Highlights

continued

	Class Z
	Year Ended September 30, 2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.66

Income (loss) from investment operations:
Net investment income	.22
Net realized and unrealized gain (loss) on investment transactions	.16

Total from investment operations	.38

Less Dividends and Distributions:
Dividends from net investment income	(.20)
Distributions from net realized gains	(.30)

Total dividends and distributions	(.50)

Net asset value, end of year	$10.54

Total Return(b):	4.94%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,874
Average net assets (000)	$1,680
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.50	%(d)
Expenses, excluding distribution and service (12b-1) fees	.50	%(d)
Net investment income	2.20	%(d)

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .55%, .62%, .54% and .63% for the years ended September 30, 2009, 2007, 2006 and 2005, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .55%, .62%, .54% and .63% for the years ended September 30, 2009, 2007, 2006 and 2005, respectively. The net investment income ratios would have been 2.15%, 1.55%, 1.23% and 1.28% for the years ended September 30, 2009, 2007, 2006 and 2005, respectively.

See Notes to Financial Statements.

78	Visit our website at www.jennisondryden.com

Class Z
Year Ended September 30,
2008(a)	2007		2006		2005

$13.46	$12.19		$11.36		$10.04

.20	.20		.17		.18
(2.33)	1.46		.82		1.33

(2.13)	1.66		.99		1.51

(.34)	(.23)		(.12)		(.19)
(.33)	(.16)		(.04)		—

(.67)	(.39)		(.16)		(.19)

$10.66	$13.46		$12.19		$11.36

(16.57)%	13.86%		8.83%		15.18%

$2,290	$2,108		$1,580		$513
$2,675	$1,826		$1,268		$600

.50%	.51	%(d)	.51	%(d)	.50	%(d)
.50%	.51	%(d)	.51	%(d)	.50	%(d)
1.62%	1.66	%(d)	1.26	%(d)	1.43	%(d)

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	79

JennisonDryden Growth Allocation Fund

Financial Highlights

Class A
Year Ended September 30, 2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.04

Income (loss) from investment operations:
Net investment income	.10
Net realized and unrealized gain (loss) on investment transactions	(.15)

Total from investment operations	(.05)

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(.24)

Total dividends and distributions	(.24)

Net asset value, end of year	$10.75

Total Return(b):	.33%
Ratios/Supplemental Data:
Net assets, end of year (000)	$26,846
Average net assets (000)	$21,419
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	.75%
Expenses, excluding distribution and service (12b-1) fees	.50%
Net investment income (loss)	1.15%
Portfolio turnover rate	46%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns include the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.13%, .94%, 1.23%, .96%, and 1.20% for the years ended September, 30, 2009, 2008, 2007, 2006 and 2005, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .88%, .69%, .98%, .71%, and .95%, for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. The net investment income/(loss) ratios would have been .77% .42%, (.25)%, (.27)%, and (.47)% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. Does not include expenses of the investment companies in which the Fund invests.
(d)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended September 30,
2008(a)	2007(a)	2006	2005

$15.08	$13.15	$11.99	$10.01

.08	.03	.01	.01
(3.53)	2.18	1.24	2.00

(3.45)	2.21	1.25	2.01

(.30)	(.15)	(.08)	(.03)
(.29)	(.13)	(.01)	—

(.59)	(.28)	(.09)	(.03)

$11.04	$15.08	$13.15	$11.99

(23.72)%	17.01%	10.61%	20.02%

$26,501	$26,015	$13,666	$7,573
$28,816	$19,510	$10,479	$5,125

.76%	.76%	.77%	.75%
.51%	.51%	.52%	.50%
.60%	.22%	(.08)%	(.02)%
22%	16%	8%	6%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	81

JennisonDryden Growth Allocation Fund

Financial Highlights

continued

Class B
Year Ended September 30, 2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.92

Income (loss) from investment operations:
Net investment income (loss)	.03
Net realized and unrealized gain (loss) on investment transactions	(.17)

Total from investment operations	(.14)

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(.24)

Total dividends and distributions	(.24)

Net asset value, end of year	$10.54

Total Return(b):	(.51)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$29,371
Average net assets (000)	$23,273
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.50%
Expenses, excluding distribution and service (12b-1) fees	.50%
Net investment income (loss)	.38%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns include the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.88%, 1.69%, 1.98%, 1.71%, and 1.95% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .88%, .69%, .98%, .71%, and .95%, for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. The net investment/(loss) ratios would have been .00%, (.31)%, (.95)%, (.99)%, and (1.25)%. for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

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Class B
Year Ended September 30,
2008(a)	2007(a)	2006	2005

$14.93	$13.05	$11.90	$9.98

(.02)	(.07)	(.08)	(.07)
(3.49)	2.15	1.24	1.99

(3.51)	2.08	1.16	1.92

(.21)	(.07)	—	—
(.29)	(.13)	(.01)	—

(.50)	(.20)	(.01)	—

$10.92	$14.93	$13.05	$11.90

(24.26)%	16.09%	9.95%	19.04%

$28,335	$29,171	$19,062	$13,552
$31,100	$23,884	$16,203	$10,343

1.51%	1.51%	1.52%	1.50%
.51%	.51%	.52%	.50%
(.13)%	(.48)%	(.80)%	(.80)%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	83

JennisonDryden Growth Allocation Fund

Financial Highlights

continued

Class C
Year Ended September 30, 2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.93

Income (loss) from investment operations:
Net investment income (loss)	.04
Net realized and unrealized gain (loss) on investment transactions	(.18)

Total from investment operations	(.14)

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(.24)

Total dividends and distributions	(.24)

Net asset value, end of year	$10.55

Total Return(b):	(.51)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$7,806
Average net assets (000)	$6,366
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.50%
Expenses, excluding distribution and service (12b-1) fees	.50%
Net investment income (loss)	.44%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns include the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.88%, 1.69%, 1.98%, 1.71%, and 1.95% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .88%, .69%, .98%, .71%, and .95% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. The net investment income/(loss) ratios would have been .06%, (.29)%, (.96)%, (1.02)%, and (1.22)% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

84	Visit our website at www.jennisondryden.com

Class C
Year Ended September 30,
2008(a)	2007(a)	2006	2005

$14.92	$13.04	$11.91	$9.98

(.02)	(.07)	(.07)	(.07)
(3.47)	2.15	1.21	2.00

(3.49)	2.08	1.14	1.93

(.21)	(.07)	—	—
(.29)	(.13)	(.01)	—

(.50)	(.20)	(.01)	—

$10.93	$14.92	$13.04	$11.91

(24.13)%	16.10%	9.68%	19.24%

$8,135	$8,843	$5,411	$2,746
$9,082	$7,282	$3,860	$2,268

1.51%	1.51%	1.52%	1.50%
.51%	.51%	.52%	.50%
(.11)%	(.49)%	(.83)%	(.74)%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	85

JennisonDryden Growth Allocation Fund

Financial Highlights

continued

	Class R
	Year Ended September 30,		January 12, 2007(a)(b) through September 30, 2007
	2009	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.04	$15.04	$13.76

Income (loss) from investment operations
Net investment income (loss)	.08	.07	(.06)
Net realized and unrealized gain (loss) on investment transactions	(.16)	(3.54)	1.34

Total from investment operations	(.08)	(3.47)	1.28

Less Dividends and Distributions:
Dividends from net investment income	—	(.24)	—
Distributions from net realized gains	(.24)	(.29)	—

Total dividends and distributions	(.24)	(.53)	—

Net asset value, end of period	$10.72	$11.04	$15.04

Total Return(c):	.05%	(23.84)%	9.30%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2	$2	$3
Average net assets (000)	$2	$2	$3
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.00%	1.01%	1.01	%(f)
Expenses, excluding distribution and service (12b-1) fees	.50%	.51%	.51	%(f)
Net investment income (loss)	.90%	.49%	(.59	)%(f)

(a)	Inception date of Class R shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns include the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.38%, 1.19% and 1.48% for the years ended September 30, 2009 and 2008 and the period ended September 30, 2007, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .88%, .69%, and .98% for the year ended September 30, 2009 and 2008, and the period ended September 30, 2007, respectively. The net investment income/(loss) ratios would have been .52%, .31%, and (1.01)% for the years ended September 30, 2009, and 2008 and the period ended September 30, 2007, respectively. Does not include expenses of the investment companies in which the Fund invests.
(e)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fee to .50 of 1% of the average daily net assets of the Class R shares.
(f)	Annualized.

See Notes to Financial Statements.

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JennisonDryden Growth Allocation Fund

Financial Highlights

continued

Class Z
Year Ended September 30, 2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.08

Income (loss) from investment operations:
Net investment income	.12
Net realized and unrealized gain (loss) on investment transactions	(.15)

Total from investment operations	(.03)

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(.24)

Total dividends and distributions	(.24)

Net asset value, end of year	$10.81

Total Return(b):	.51%
Ratios/Supplemental Data:
Net assets, end of year (000)	$429
Average net assets (000)	$333
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.50%
Expenses, excluding distribution and service (12b-1) fees	.50%
Net investment income	1.41%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns include the effect of expense subsidies. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .88%, .69%, ..98%, .71%, and .95% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .88%, .69%, .98%, .71%, and .95%, for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. The net investment income/(loss) ratios would have been 1.03%,.70%, .19%, (.12)%, and (.19)% for the years ended September 30, 2009, 2008, 2007, 2006 and 2005, respectively. Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

88	Visit our website at www.jennisondryden.com

Class Z
Year Ended September 30,
2008(a)	2007(a)	2006	2005

$15.11	$13.18	$12.02	$10.03

.12	.10	.02	.04
(3.53)	2.14	1.27	2.00

(3.41)	2.24	1.29	2.04

(.33)	(.18)	(.12)	(.05)
(.29)	(.13)	(.01)	—

(.62)	(.31)	(.13)	(.05)

$11.08	$15.11	$13.18	$12.02

(23.44)%	17.23%	10.77%	20.40%

$438	$420	$560	$443
$426	$500	$662	$329

.51%	.51%	.52%	.50%
.51%	.51%	.52%	.50%
.88%	.67%	.07%	.28%

See Notes to Financial Statements.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	89

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios:

We have audited the accompanying statement of assets and liabilities of JennisonDryden Asset Allocation Funds (comprised of JennisonDryden Conservative Allocation Fund, JennisonDryden Moderate Allocation Fund and JennisonDryden Growth Allocation Fund, three of the series constituting The Prudential Investment Portfolio, Inc., hereafter referred to as the “Funds”), including the portfolios of investments, as of September 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2009, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 23, 2009

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Funds’ fiscal year end (September 30, 2009) as to the federal income tax status of dividends and distributions paid during such fiscal year. We are advising you that during its fiscal year ended September 30, 2009, JennisonDryden Asset Allocation Funds paid ordinary income dividends and designated the maximum amount allowable per share, but not less than the following amounts as a capital gain distributions per share in accordance with Section 852(b)(3)(C) of the Internal Revenue Code for Class A, B, C, R and Z shares as follows:

JennisonDryden Conservative Allocation Fund	Ordinary Income Dividends	Capital Gain Distributions	Total
Class A	$0.244	$0.146	$0.390
Class B	$0.177	$0.146	$0.323
Class C	$0.177	$0.146	$0.323
Class R	$0.220	$0.146	$0.366
Class Z	$0.267	$0.146	$0.413

JennisonDryden Moderate Allocation Fund	Ordinary Income Dividends	Capital Gain Distributions	Total
Class A	$0.169	$0.305	$0.474
Class B	$0.093	$0.305	$0.398
Class C	$0.093	$0.305	$0.398
Class R	$0.162	$0.305	$0.467
Class Z	$0.196	$0.305	$0.501

JennisonDryden Growth Allocation Fund	Ordinary Income Dividends	Capital Gain Distributions	Total
Class A	$—	$0.242	$0.242
Class B	$—	$0.242	$0.242
Class C	$—	$0.242	$0.242
Class R	$—	$0.242	$0.242
Class Z	$—	$0.242	$0.242

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds	91

Federal Income Tax Information

(Unaudited) continued

For the fiscal year ended September 30, 2009, the JennisonDryden Asset Allocation Funds designate the maximum amount allowable but not less than the following percentage of their ordinary income dividends paid during the fiscal year as eligible for the corporate dividend received deduction in accordance with Section 854 of the Internal Revenue Code:

JennisonDryden Conservative Allocation Fund	9.96%
JennisonDryden Moderate Allocation Fund	27.96%
JennisonDryden Growth Allocation Fund	—%

For the fiscal year ended September 30, 2009, JennisonDryden Asset Allocation Funds designate the maximum amount allowable, but not less than the following percentages of their ordinary income dividends paid during the fiscal year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code:

JennisonDryden Conservative Allocation Fund	18.72%
JennisonDryden Moderate Allocation Fund	49.41%
JennisonDryden Growth Allocation Fund	—%

For the year ended September 30, 2009, the JennisonDryden Asset Allocation Funds designate the maximum amount allowable, but not less than the following percentages of their ordinary dividends as interest related dividends (IR) and short-term capital gain dividends (STCG) in accordance with Sections 871(k) and 881(e) of the Internal Revenue Code:

	IR	STCG
JennisonDryden Conservative Allocation Fund	73.20%	4.84%
JennisonDryden Moderate Allocation Fund	75.92%	—%
JennisonDryden Growth Allocation Fund	—%	—%

In January 2010, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2009.

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MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (57) Board Member Portfolios Overseen: 57	Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (57) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).
David E.A. Carson (75) Board Member Portfolios Overseen: 57	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 57	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).	None.
Robert E. La Blanc (75) Board Member Portfolios Overseen: 57	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds

Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 57	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (67) Board Member Portfolios Overseen: 57	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (66) Board Member Portfolios Overseen: 57	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 57	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

Interested Board Member (1)
Judy A. Rice (61) Board Member & President Portfolios Overseen: 57	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005- March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.

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[1]	The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Scott E. Benjamin (36) Vice President	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).
Kathryn L. Quirk (56) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (51) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (51) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (46) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).
Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

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Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.
Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.
[1]	The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Kneirim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Scott E. Benjamin, 2009.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds

Approval of Advisory Agreements

1 Each of the JennisonDryden Asset Allocation Funds is a series of The Prudential Investment Portfolios, Inc. There are three JennisonDryden Asset Allocation Funds: JennisonDryden Growth Allocation Fund, JennisonDryden Moderate Allocation Fund, and JennisonDryden Conservative Allocation Fund.

The Funds’ Boards of Directors

The Boards of Directors (the “Board”) of the JennisonDryden Asset Allocation Funds (each, a “Fund, and collectively, the “Funds”)1 consists of 11 individuals, 10 of whom are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of each Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the JennisonDryden Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Funds’ Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew each Fund’s management agreement with Prudential Investments LLC (“PI”) and each Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 2-4, 2009 and approved the renewal of the agreements through July 31, 2010, after concluding that renewal of the agreements was in the best interests of each Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group was objectively determined by Lipper Inc., an independent provider of mutual fund data. To the extent that PI deems appropriate, and for reasons addressed in detail with the Board, PI may provide supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed each Fund in various quartiles over the one- and three-year periods ending December 31, 2008, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds

Approval of Advisory Agreements (continued)

the nature, quality and extent of services provided, the performance of each Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to each Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 2-4, 2009.

The Directors determined that the overall arrangements between each Fund and PI, which serves as each Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as each Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to each Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for each Fund, as well as the provision of fund recordkeeping, compliance, and other services to each Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Funds. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to each Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of each Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of the QMA portfolio managers who are responsible for the day-to-day management of each Fund’s portfolio. The

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Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and QMA. The Board also noted that it received favorable compliance reports from the Funds’ Chief Compliance Officer (“CCO”) as to each of PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to each Fund by QMA, and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of the Funds

The Board received and considered information about each Fund’s historical performance, as discussed below:

JennisonDryden Conservative Allocation Fund. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Mixed-Asset Target Allocation Conservative Funds Performance Universe)2 was in the third quartile over the one- and three-year periods. The Board also noted that the Fund underperformed against its benchmark index over all periods. The Board further noted that the Fund outperformed both its benchmark index and its Peer Universe median with first quartile performance during the first quarter of 2009, and that the Fund’s recent outperformance positively affected the Fund’s longer-term performance record. The Board concluded that, in light of the Fund’s relatively short operational history and its improved performance, it was reasonable to renew the agreements.

JennisonDryden Moderate Allocation Fund. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe)3 was in the third quartile over the three-year period and in the fourth quartile over the one-year period. The Board also noted that the Fund underperformed its benchmark index over all periods. The Board further noted that

2 For JennisonDryden Conservative Allocation Fund, the Fund was compared to the Lipper Mixed-Asset Target Allocation Conservative Funds Performance Universe, although Lipper classifies the Fund in its Mixed-Asset Target Allocation Moderate Funds Performance Universe. The Fund was compared to the Lipper Mixed-Asset Target Allocation Conservative Funds Performance Universe because PI believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

3 For JennisonDryden Moderate Allocation Fund, the Fund was compared to the Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe, although Lipper classifies the Fund in its Mixed-Asset Target Allocation Growth Funds Performance Universe. The Fund was compared to the Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe because PI believes that the funds included in this Universe provide a more appropriate basis for fund performance comparisons.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds

Approval of Advisory Agreements (continued)

the Fund outperformed both its benchmark index and its Peer Universe median with first quartile performance during the first quarter of 2009, and that the Fund’s recent outperformance positively affected the Fund’s longer-term performance record. The Board concluded that, in light of the Fund’s relatively short operational history and its improved performance, it was reasonable to renew the agreements.

JennisonDryden Growth Allocation Fund. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Multi-Cap Core Funds Performance Universe) was in the third quartile over the one- and three-year periods. The Board also noted that the Fund underperformed its benchmark index over all periods. The Board further noted that the Fund outperformed both its benchmark index and its Peer Universe median with second quartile performance during the first quarter of 2009, and that the Fund’s recent outperformance positively affected the Fund’s longer-term performance record. The Board concluded that, in light of the Fund’s relatively short operational history and its improved performance, it was reasonable to renew the agreements.

Fees and Expenses

JennisonDryden Conservative Allocation Fund. The Board considered that the Fund’s actual management fee (which reflects any subsidies, waivers or expense caps) ranked in the Expense Group’s first quartile, and that the Fund’s total expenses ranked in the Expense Group’s fourth quartile. The Board noted information provided by PI indicating that the Fund’s fourth quartile ranking for total expenses was primarily attributable to relatively high non-management expenses and custodial expenses. The Board also considered that the Fund’s fourth quartile ranking for total expenses was reflective, in part, of its relatively small asset size. The Board considered that PI has agreed to reimburse and/or waive fees so that the Fund’s annual operating expenses do not exceed 0.50% (exclusive of 12b-1 fees and certain other fees) of the Fund’s average daily net assets; the Board agreed that PI should not discontinue the existing cap on Fund expenses. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

JennisonDryden Moderate Allocation Fund. The Board considered that the Fund’s actual management fee (which reflects any subsidies, waivers or expense caps) ranked in the Expense Group’s third quartile, and that the Fund’s total expenses ranked in the Expense Group’s fourth quartile. The Board noted information provided by PI indicating that the Fund’s fourth quartile ranking for total expenses was primarily attributable to relatively high non-management expenses and custodial expenses. The Board also considered that the Fund’s fourth quartile ranking for total expenses was reflective, in part, of its relatively small asset size. The Board considered that PI has

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agreed to reimburse and/or waive fees so that the Fund’s annual operating expenses do not exceed 0.50% (exclusive of 12b-1 fees and certain other fees) of the Fund’s average daily net assets; the Board agreed that PI should not discontinue the existing cap on Fund expenses. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

JennisonDryden Growth Allocation Fund. The Board considered that the Fund’s actual management fee (which reflects any subsidies, waivers or expense caps) ranked in the Expense Group’s third quartile, and that the Fund’s total expenses ranked in the Expense Group’s fourth quartile. The Board also considered that the Fund’s fourth quartile ranking for total expenses was reflective, in part, of its relatively small asset size. The Board considered that PI has agreed to reimburse and/or waive fees so that the Fund’s annual operating expenses do not exceed 0.50% (exclusive of 12b-1 fees and certain other fees) of the Fund’s average daily net assets; the Board agreed that PI should not discontinue the existing cap on Fund expenses. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as each Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for each Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as each Fund’s assets grow beyond current levels. In light of each Fund’s current size and expense structure, the Board concluded that the absence of breakpoints in each Fund’s fee schedule is acceptable at this time.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds

Approval of Advisory Agreements (continued)

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with each Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by each Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Funds. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of each Fund and its shareholders.

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JennisonDryden Conservative Allocation Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/09
	One Year	Five Year	Since Inception
Class A	1.92%	3.51%	3.20%
Class B	2.10	3.73	3.32
Class C	6.10	3.92	3.49
Class R	7.65	N/A	1.11
Class Z	8.20	4.97	4.56

Average Annual Total Returns (Without Sales Charges) as of 9/30/09
	One Year	Five Year	Since Inception
Class A	7.85%	4.69%	4.26%
Class B	7.10	3.90	3.48
Class C	7.10	3.92	3.49
Class R	7.65	N/A	1.11
Class Z	8.20	4.97	4.56

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.71%; Class B, 2.41%; Class C, 2.41%; Class R, 2.16%; Class Z, 1.41%. Net operating expenses apply to: Class A, 1.54%; Class B, 2.29%; Class C, 2.29%; Class R, 1.79%; Class Z, 1.29%, after contractual reduction through 1/31/2011. These figures include a weighted average of the net operating expenses of the underlying Funds in which the Fund invests. Such expenses, annualized, amounted to 0.79% for each share class.

Visit our website at www.jennisondryden.com

Sources: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, B, C, and Z, 3/30/04; Class R, 1/12/07.

The graph compares a $10,000 investment in the JennisonDryden Conservative Allocation Fund (Class A shares) with a similar investment in the JennisonDryden Asset Allocation (JDAA) Conservative Customized Blend, the Russell 1000 Index, and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class A shares (March 30, 2004) and the account values at the end of the current fiscal year (September 30, 2009) as measured on a quarterly basis. The JDAA Conservative Customized Blend, Russell 1000 Index, and S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2009, the returns shown in the graph would have been lower.

The JDAA Conservative Customized Blend is a model portfolio consisting of the Russell 3000 Index (25%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE ND) Index (10%), the Barclays Capital U.S. Aggregate Index (30%), the BofA Merrill Lynch 1-3 Year Corporate Index (30%), and the Standard & Poor’s (S&P) Developed BMI Property Index (5%). Each component of the JDAA Conservative Customized Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Conservative Customized Blend is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of balanced/allocation stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds

JennisonDryden Moderate Allocation Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/09
	One Year	Five Year	Since Inception
Class A	–1.15%	3.15%	2.91%
Class B	–1.17	3.36	3.03
Class C	2.89	3.53	3.18
Class R	4.33	N/A	–2.44
Class Z	4.84	4.55	4.20

Average Annual Total Returns (Without Sales Charges) as of 9/30/09
	One Year	Five Year	Since Inception
Class A	4.60%	4.33%	3.98%
Class B	3.78	3.53	3.18
Class C	3.88	3.53	3.18
Class R	4.33	N/A	–2.44
Class Z	4.84	4.55	4.20

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.73%; Class B, 2.43%; Class C, 2.43%; Class R, 2.18%; Class Z, 1.43%. Net operating expenses apply to: Class A, 1.63%; Class B, 2.38%; Class C, 2.38%; Class R, 1.88%; Class Z, 1.38%, after contractual reduction through 1/31/2011. These figures include a weighted average of the net operating expenses of the underlying Funds in which the Fund invests. Such expenses, annualized, amounted to 0.88% for each share class.

Visit our website at www.jennisondryden.com

Sources: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, B, C, and Z, 3/30/04; Class R, 1/12/07.

The graph compares a $10,000 investment in the JennisonDryden Moderate Allocation Fund (Class A shares) with a similar investment in the JennisonDryden Asset Allocation (JDAA) Moderate Customized Blend, the Russell 1000 Index, and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class A shares (March 30, 2004) and the account values at the end of the current fiscal year (September 30, 2009) as measured on a quarterly basis. The JDAA Moderate Customized Blend, Russell 1000 Index, and S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2009, the returns shown in the graph would have been lower.

The JDAA Moderate Customized Blend is a model portfolio consisting of the Russell 3000 Index (45%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE ND) Index (15%), the Barclays Capital U.S. Aggregate Index (20%), the BofA Merrill Lynch 1-3 Year Corporate Index (15%), and the Standard & Poor’s (S&P) Developed BMI Property Index (5%). Each component of the JDAA Moderate Customized Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Moderate Customized Blend is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of balanced/allocation stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds

JennisonDryden Growth Allocation Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/09
	One Year	Five Year	Since Inception
Class A	–5.19%	2.35%	2.15%
Class B	–5.34	2.56	2.29
Class C	–1.38	2.77	2.47
Class R	0.05	N/A	–6.50
Class Z	0.51	3.77	3.47

Average Annual Total Returns (Without Sales Charges) as of 9/30/09
	One Year	Five Year	Since Inception
Class A	0.33%	3.52%	3.21%
Class B	–0.51	2.75	2.45
Class C	–0.42	2.77	2.47
Class R	0.05	N/A	–6.50
Class Z	0.51	3.77	3.47

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 2.28%; Class B, 2.98%; Class C, 2.98%; Class R, 2.73%; Class Z, 1.98%. Net operating expenses apply to: Class A, 1.85%; Class B, 2.60%; Class C, 2.60%; Class R, 2.10%; Class Z, 1.60%, after contractual reduction through 1/31/2011. These figures include a weighted average of the net operating expenses of the underlying Funds in which the Fund invests. Such expenses, annualized, amounted to 1.10% for each share class.

Visit our website at www.jennisondryden.com

Sources: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, B, C, and Z, 3/30/04; Class R, 1/12/07.

The graph compares a $10,000 investment in the JennisonDryden Growth Allocation Fund (Class A shares) with a similar investment in the JennisonDryden Asset Allocation (JDAA) Growth Customized Blend, the Russell 1000 Index, and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class A shares (March 30, 2004) and the account values at the end of the current fiscal year (September 30, 2009) as measured on a quarterly basis. The JDAA Growth Customized Blend, Russell 1000 Index, and S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2009, the returns shown in the graph would have been lower.

The JDAA Growth Customized Blend is a model portfolio consisting of the Russell 3000 Index (60%), the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE ND) Index (25%), the Barclays Capital U.S. Aggregate Index (10%), and the Standard & Poor’s (S&P) Developed BMI Property Index (5%). Each component of the JDAA Growth Customized Blend is an unmanaged index generally considered as representing the performance of its asset class. The JDAA Growth Customized Blend is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of balanced/allocation stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The Prudential Investment Portfolios, Inc./JennisonDryden Asset Allocation Funds

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Funds has delegated to each Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of each of the JennisonDryden Asset Allocation Funds carefully before investing. The prospectus for the JennisonDryden Asset Allocation Funds contains this and other information about the JennisonDryden Asset Allocation Funds. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, JennisonDryden Asset Allocation Funds, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under The Prudential Investment Portfolios, Inc. name. Each Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. Each Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. Each Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

JennisonDryden Asset Allocation Funds
	Class A		Class B		Class C		Class R		Class Z
	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP
Conservative Allocation	JDUAX	74437E750	JDABX	74437E743	JDACX	74437E735	JDARX	74437E628	JDAZX	74437E784
Moderate Allocation	JDTAX	74437E727	JDMBX	74437E719	JDMCX	74437E693	JMARX	74437E610	JDMZX	74437E776
Growth Allocation	JDAAX	74437E685	JDGBX	74437E677	JDGCX	74437E669	JGARX	74437E594	JDGZX	74437E768

MF194E    0166232-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2009 and September 30, 2008, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $136,962 and $136,962, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

During the fiscal year ended September 30, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $9,346 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion. Not applicable for the fiscal year ended September 30, 2008.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY
on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)  (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2009 and 2008. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2009 and 2008 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Prudential Investment Portfolios, Inc.

By (Signature and Title)*	/s/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date November 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date November 23, 2009

By (Signature and Title)*	/s/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date November 23, 2009

*	Print the name and title of each signing officer under his or her signature.